                                                              File No. 333-41180
                                                              File No. 811-10011

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

     Pre-Effective Amendment No. ___                                         [ ]

     Post-Effective Amendment No. 7                                          [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]

     Amendment No. 17                                                        [X]

                        (Check appropriate box or boxes)

                        SBL VARIABLE ANNUITY ACCOUNT XIV
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

              One Security Benefit Place, Topeka, Kansas 66636-0001 (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 438-3000

                     Name of Agent for Service for Process:

                     Amy J. Lee, Associate General Counsel
                     Security Benefit Life Insurance Company
                     One Security Benefit Place
                     Topeka, KS 66636-0001

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 1, 2005, pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on May 1, 2005, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts.

                                                                      [SDI LOGO]

                                                                     May 1, 2005

PROSPECTUS

SECUREDESIGNS(R) VARIABLE ANNUITY

                                                                 ---------------
                                                                    Important
                                                                     Privacy
                                                                 Notice Included

                                                                  See Back Cover
                                                                 ---------------

                        SECUREDESIGNS(R) VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

            ISSUED BY:                              MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY   SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE                P.O. BOX 750497
TOPEKA, KANSAS 66636-0001                 TOPEKA, KANSAS 66675-0497
1-800-888-2461

     This Prospectus describes the SecureDesigns Variable Annuity--a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

     You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:

-    AIM V.I. Basic Value
-    AIM V.I. Health Sciences (formerly INVESCO VIF Health Sciences)(1)
-    AIM V.I. International Growth
-    AIM V.I. Mid Cap Core Equity
-    AIM V.I. Real Estate
-    American Century(R) VP Ultra(R)
-    American Century(R) VP Value
-    Dreyfus VIF Technology Growth
-    Dreyfus VIF International Value
-    Oppenheimer Main Street Small Cap Fund/VA
-    PIMCO VIT All Asset
-    PIMCO VIT Low Duration
-    PIMCO VIT Real Return
-    Rydex VT Sector Rotation
-    SBL Alpha Opportunity
-    SBL Diversified Income
-    SBL Enhanced Index
-    SBL Equity
-    SBL Equity Income
-    SBL Global
-    SBL High Yield
-    SBL Large Cap Growth
-    SBL Large Cap Value
-    SBL Main Street Growth & Income
-    SBL Managed Asset Allocation
-    SBL Mid Cap Growth
-    SBL Mid Cap Value
-    SBL Money Market
-    SBL Select 25
-    SBL Small Cap Growth
-    SBL Small Cap Value
-    SBL Social Awareness

(1) The AIM V.I. Health Sciences Fund will become the AIM V.I. Global HealthCare Fund effective July 1, 2005.

     Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

     EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH AN EXTRA CREDIT RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT AN EXTRA CREDIT RIDER. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

     THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.

DATE: MAY 1, 2004, AS SUPPLEMENTED NOVEMBER ____, 2004

  The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.

Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

     Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company. The Fixed Account is not available in all states.

     When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."

     This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 71 of this Prospectus.

     The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
DEFINITIONS.....................................................................     5

SUMMARY.........................................................................     6
   Purpose of the Contract......................................................     6
   The Separate Account and the Funds...........................................     6
   Fixed Account................................................................     6
   Purchase Payments............................................................     7
   Contract Benefits............................................................     7
   Optional Riders..............................................................     7
   Free-Look Right..............................................................     7
   Charges and Deductions.......................................................     8
   Tax-Free Exchanges...........................................................    11
   Contacting Security Benefit..................................................    11

EXPENSE TABLE...................................................................    12
   Contract Owner Transaction Expenses..........................................    12
   Periodic Expenses............................................................    12
   Optional Rider Expenses......................................................    13
   Examples.....................................................................    14

CONDENSED FINANCIAL INFORMATION.................................................    15

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS..............    19
   Security Benefit Life Insurance Company......................................    19
   Published Ratings............................................................    19
   Separate Account.............................................................    19
   Underlying Funds.............................................................    20

THE CONTRACT....................................................................    21
   General......................................................................    21
   Application for a Contract...................................................    22
   Optional Riders..............................................................    22
   Guaranteed Minimum Income Benefit............................................    22
   Dollar for Dollar Living Benefit.............................................    23
   Annual Stepped Up Death Benefit..............................................    23
   Guaranteed Growth Death Benefit..............................................    25
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit...............    26
   Enhanced Death Benefit.......................................................    26
   Combined Enhanced and Annual Stepped Up Death Benefit........................    27
   Combined Enhanced and Guaranteed Growth Death Benefit........................    27
   Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit ...    27
   Dollar for Dollar Combination Benefit........................................    28
   Guaranteed Minimum Withdrawal Benefit........................................    29
   Total Protection.............................................................    31
   Extra Credit.................................................................    32
   Waiver of Withdrawal Charge..................................................    33
   Alternate Withdrawal Charge..................................................    34
   Purchase Payments............................................................    34
   Allocation of Purchase Payments..............................................    35
   Dollar Cost Averaging Option.................................................    35
   Asset Reallocation Option....................................................    36
   Transfers of Contract Value..................................................    37
   Contract Value...............................................................    39
   Determination of Contract Value..............................................    39
   Cut-Off Times................................................................    40
   Full and Partial Withdrawals.................................................    40
   Systematic Withdrawals.......................................................    42
   Free-Look Right..............................................................    42
   Death Benefit................................................................    43
   Distribution Requirements....................................................    44
   Death of the Annuitant.......................................................    44

CHARGES AND DEDUCTIONS..........................................................    44
   Contingent Deferred Sales Charge.............................................    44
   Mortality and Expense Risk Charge............................................    45
   Administration Charge........................................................    45
   Account Administration Charge................................................    45
   Premium Tax Charge...........................................................    46
   Loan Interest Charge.........................................................    46
   Other Charges................................................................    46
   Variations in Charges........................................................    46
   Optional Rider Charges.......................................................    46
   Guarantee of Certain Charges.................................................    48
   Underlying Fund Expenses.....................................................    48

ANNUITY PERIOD..................................................................    48
   General......................................................................    48
   Annuity Options..............................................................    49
   Selection of an Option.......................................................    51

THE FIXED ACCOUNT...............................................................    52
   Interest.....................................................................    52
   DCA Plus Account.............................................................    53
   Death Benefit................................................................    53
   Contract Charges.............................................................    53
   Transfers and Withdrawals from the Fixed Account.............................    54
   Payments from the Fixed Account..............................................    54

MORE ABOUT THE CONTRACT.........................................................    54
   Ownership....................................................................    54
   Designation and Change of Beneficiary........................................    54
   Dividends....................................................................    55
   Payments from the Separate Account...........................................    55
   Proof of Age and Survival....................................................    55
   Misstatements................................................................    55
   Loans .......................................................................    55
   Restrictions on Withdrawals from Qualified Plans.............................    57
   Restrictions Under the Texas Optional Retirement Program.....................    58

FEDERAL TAX MATTERS.............................................................    58
   Introduction.................................................................    58
   Tax Status of the Company and the Separate Account...........................    58
   Income Taxation of Annuities in General--Non-Qualified Plans.................    59
   Additional Considerations....................................................    60

                                                                                   Page
                                                                                   ----
   Qualified Plans..............................................................    61

OTHER INFORMATION...............................................................    65
   Voting of Underlying Fund Shares.............................................    65
   Substitution of Investments..................................................    65
   Changes to Comply with Law and Amendments....................................    66
   Reports to Owners............................................................    66
   Electronic Privileges........................................................    66
   State Variations.............................................................    67
   Legal Proceedings............................................................    67
   Legal Matters................................................................    67
   Sale of the Contract.........................................................    67

PERFORMANCE INFORMATION.........................................................    70

ADDITIONAL INFORMATION..........................................................    71
   Registration Statement.......................................................    71
   Financial Statements.........................................................    71

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION.......................    71

OBJECTIVES FOR UNDERLYING FUNDS.................................................    72

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement



YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

DEFINITIONS

     Various terms commonly used in this Prospectus are defined as follows:

     ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

     ADMINISTRATIVE OFFICE -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

     ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

     ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

     ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

     ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

     ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

     ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

     AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

     CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

     CONTRACT DEBT -- The unpaid loan balance including loan interest.

     CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

     CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

     CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

     DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

     FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states. See the "Fixed Account."

     GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

     GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

     OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

     PARTICIPANT -- A Participant under a Qualified Plan.

     PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

     SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

     SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

     UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

     VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

     WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

     This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

     You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). You may also purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account." Each Subaccount invests exclusively in shares of an Underlying Fund, each of which has a different investment objective and policies. The Subaccounts are as follows:

-    AIM V.I. Basic Value
-    AIM V.I. Health Sciences (formerly INVESCO VIF Health Sciences)(1)
-    AIM V.I. International Growth
-    AIM V.I. Mid Cap Core Equity
-    AIM V.I. Real Estate
-    American Century VP Ultra
-    American Century VP Value
-    Dreyfus VIF Technology Growth
-    Dreyfus VIF International Value
-    Oppenheimer Main Street Small Cap Fund/VA
-    PIMCO VIT All Asset
-    PIMCO VIT Low Duration
-    PIMCO VIT Real Return
-    Rydex VT Sector Rotation
-    SBL Alpha Opportunity
-    SBL Diversified Income
-    SBL Enhanced Index
-    SBL Equity
-    SBL Equity Income
-    SBL Global
-    SBL High Yield
-    SBL Large Cap Growth
-    SBL Large Cap Value
-    SBL Main Street Growth & Income
-    SBL Managed Asset Allocation
-    SBL Mid Cap Growth
-    SBL Mid Cap Value
-    SBL Money Market
-    SBL Select 25
-    SBL Small Cap Growth
-    SBL Small Cap Value
-    SBL Social Awareness

(1) The AIM V.I. Health Sciences Fund will become the AIM V.I. Global HealthCare Fund effective July 1, 2005.

     You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

FIXED ACCOUNT -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. The Fixed Account is not available in all states. See "The Fixed Account."

PURCHASE PAYMENTS -- Your initial Purchase Payment must be at least $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500 ($50 under an Automatic Investment Program). See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

     At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

     The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider):

-    Guaranteed Minimum Income Benefit at 3% or 5%;

-    Dollar for Dollar Living Benefit; (1)

-    Annual Stepped Up Death Benefit;*

-    Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Enhanced Death Benefit;*

-    Combined Enhanced and Annual Stepped Up Death Benefit;*

-    Combined Enhanced and Guaranteed Growth Death Benefit;*

-    Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Dollar for Dollar Combination Benefit;* (1)

-    Guaranteed Minimum Withdrawal Benefit;

-    Total Protection;*

-    Extra Credit at 3%, 4% or 5%;

-    Waiver of Withdrawal Charge; or

-    0-Year or 4-Year Alternate Withdrawal Charge.

*    Provides a death benefit.

(1). This Rider is available beginning on or about July 1, 2005.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, the Dollar for Dollar Living Benefit Rider, and the Total Protection Rider, which are also available for purchase on a Contract Anniversary. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider under "Optional Riders."

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect) allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

     CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

     The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

PURCHASE PAYMENT
       AGE         WITHDRAWAL
   (IN YEARS)        CHARGE
----------------   ----------
        1              7%
        2              7%
        3              6%
        4              5%
        5              4%
        6              3%
        7              2%
   8 and over          0%

     The amount of the total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

     MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                            ANNUAL MORTALITY AND
CONTRACT VALUE              EXPENSE RISK CHARGE
-------------------------   --------------------
Less than $25,000                   0.85%
At least $25,000 but less
   than $100,000                    0.70%
$100,000 or more                    0.60%

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, and is deducted daily. See "Mortality and Expense Risk Charge."

     OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

     The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit, Dollar for Dollar Living Benefit, and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may not terminate a rider after issue, unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select riders with total rider charges that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the maximum rider charge of 1.00%. Each rider and its charge are listed below. See "Optional Rider Charges."

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                     Annual
                                                      Rider
                                         Rate(1)     Charge
                                         -------     ------
Guaranteed Minimum Income Benefit             3%      0.15%
                                              5%      0.30%
Dollar for Dollar Living Benefit              6%      0.60%
Annual Stepped Up Death Benefit              --       0.20%
Guaranteed Growth Death Benefit               3%      0.10%
                                              5%      0.20%
                                              6%(2)   0.25%
                                              7%(2)   0.30%
Combined Annual Stepped Up and
   Guaranteed Growth Death Benefit            5%      0.25%
Enhanced Death Benefit                       --       0.25%
Combined Enhanced and Annual Stepped
   Up Death Benefit                          --       0.35%
Combined Enhanced and Guaranteed
   Growth Death Benefit                       5%      0.35%
Combined Enhanced, Annual Stepped Up
   and Guaranteed Growth Death Benefit        5%      0.40%
Dollar for Dollar Combination Benefit         6%      0.85%
Guaranteed Minimum Withdrawal Benefit        --       0.45%(3)
Total Protection                             --       0.85%(4)
Extra Credit(5)                               3%      0.40%
                                              4%      0.55%
                                              5%      0.70%
Waiver of Withdrawal Charge                  --       0.05%
Alternate Withdrawal Charge(6)           0-Year       0.70%
                                         4-Year       0.60%(7)

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Dollar for Dollar Living Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the Dollar for Dollar Combination Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)  Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(4) The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(6) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(7) The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.

     ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

     ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

     PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. In Maine, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

     LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

     OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

     The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

TAX-FREE EXCHANGES -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

CONTACTING SECURITY BENEFIT -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling 1-800-888-2461.

EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."

Sales Load on Purchase Payments                                       None
Deferred Sales Charge (as a percentage of amount withdrawn
   attributable to Purchase Payments)                                    7%(1)
Transfer Fee (per transfer)                                           None

PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.

Account Administration Charge                                        $  30(2)
Net Loan Interest Charge(3)                                            2.5%
Separate Account Annual Expenses (as a percentage of average
   Subaccount daily net assets)
   Annual Mortality and Expense Risk Charge                           0.85%(4)
   Annual Administration Charge                                       0.15%
   Maximum Annual Charge for Optional Riders                          1.55%(5)
   Total Separate Account Annual Expenses                             2.55%

(1) The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

(2) An account administration charge of $30 is deducted at each Contract Anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

(3) The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5% and plus the amount of total rider charges) and the amount of interest the Company credits to the loan account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.5%, plus the amount of any applicable rider charges.

(4) The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 0.85%; At least $25,000 but less than $100,000 - 0.70%; $100,000 or more - 0.60%. Any mortality and expense risk charge above the minimum charge of 0.60% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% for Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."

(5) You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) You may not select riders with total charges that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                                Interest        Annual
                                                                 Rate(1)     Rider Charge
                                                                --------     ------------
Guaranteed Minimum Income Benefit Rider                               3%         0.15%
                                                                      5%         0.30%
Dollar for Dollar Living Benefit                                      6%         0.60%
Annual Stepped Up Death Benefit Rider                                --          0.20%
Guaranteed Growth Death Benefit Rider                                 3%         0.10%
                                                                      5%         0.20%
                                                                      6%(2)      0.25%
                                                                      7%(2)      0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed
   Growth Death Benefit Rider                                         5%         0.25%
Enhanced Death Benefit Rider                                         --          0.25%
Combined Enhanced and Annual Stepped Up Death Benefit Rider          --          0.35%
Combined Enhanced and Guaranteed Growth Death Benefit Rider           5%         0.35%
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth
   Death Benefit Rider                                                5%         0.40%
Dollar for Dollar Combination Benefit                                 6%         0.85%
Guaranteed Minimum Withdrawal Benefit Rider                          --          0.45%(3)
Total Protection Rider                                               --          0.85%(3)
Extra Credit Rider(4)                                                 3%         0.40%
                                                                      4%         0.55%
                                                                      5%         0.70%
Waiver of Withdrawal Charge Rider                                    --          0.05%
Alternate Withdrawal Charge Rider(5)                             0-Year          0.70%
                                                                 4-Year          0.60%(6)

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Dollar for Dollar Living Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the Dollar for Dollar Combination Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)  Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection." The current charge for each such Rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

(4) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(5) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(6) The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.

                                                     MINIMUM   MAXIMUM
                                                     -------   -------
Total Annual Underlying Fund Operating Expenses(1)    0.65%     11.52%

(1) Expenses deducted from Underlying Fund assets include management fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2004, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2004.

EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including the maximum rider charge) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                       1        3        5       10
                                     YEAR     YEARS    YEARS    YEARS
                                    ------   ------   ------   ------
If you surrender your Contract at
   the end of the applicable time
   period                           $1,941   $4,099   $5,837   $9,087

If you do not surrender or you
   annuitize your Contract           1,343    3,675    5,603    9,087

CONDENSED FINANCIAL INFORMATION

     The following condensed financial information presents accumulation unit values for each of the years in the period ending December 31, 2004, as well as ending accumulation units outstanding under each Subaccount.

                                                            2004       2003     2002   2001(A)
                                                          --------   --------   ----   -------
AIM V.I. BASIC VALUE
Accumulation unit value:
   Beginning of period ................................   $  12.77         --    --       --
   End of period ......................................   $  13.64   $  12.77    --       --
Accumulation units outstanding at the end of period ...    317,491     82,779    --       --

AIM V.I. HEALTH SCIENCES
(FORMERLY INVESCO VIF HEALTH SCIENCES) (1)
Accumulation unit value:
   Beginning of period ................................   $  11.64         --    --       --
   End of period ......................................   $  12.06   $  11.64    --       --
Accumulation units outstanding at the end of period ...    116,719     32,710    --       --

AIM V.I. INTERNATIONAL GROWTH FUND SERIES II(B)
Accumulation unit value:
   Beginning of period ................................   $  10.00         --    --       --
   End of period ......................................   $  11.61         --    --       --
Accumulation units outstanding at the end of period ...    121,624         --    --       --

AIM V.I. MID CAP CORE EQUITY
Accumulation unit value:
   Beginning of period ................................   $  12.26         --    --       --
   End of period ......................................   $  13.41   $  12.26    --       --
Accumulation units outstanding at the end of period ...    110,873     33,968    --       --

AIM V.I. REAL ESTATE
Accumulation unit value:
   Beginning of period ................................   $  12.81         --    --       --
   End of period ......................................   $  16.85   $  12.81    --       --
Accumulation units outstanding at the end of period ...    460,520    111,342    --       --

AMERICAN CENTURY ULTRA
Accumulation unit value:
   Beginning of period ................................   $  11.57         --    --       --
   End of period ......................................   $  12.33   $  11.57    --       --
Accumulation units outstanding at the end of period ...    271,402     61,800    --       --

AMERICAN CENTURY VALUE
Accumulation unit value:
   Beginning of period ................................   $  12.28         --    --       --
   End of period ......................................   $  13.50   $  12.28    --       --
Accumulation units outstanding at the end of period ...    260,569     33,285    --       --

DREYFUS IP TECHNOLOGY GROWTH(B)
Accumulation unit value:
   Beginning of period ................................   $  10.00         --    --       --
   End of period ......................................   $  10.15         --    --       --

                                                             2004         2003         2002       2001(A)
                                                          ----------   ----------   ----------   --------
Accumulation units outstanding at the end of period ...       36,497           --           --         --

DREYFUS VIF INTERNATIONAL VALUE(B)
Accumulation unit value:
   Beginning of period ................................   $    10.00           --           --         --
   End of period ......................................   $    11.25           --           --         --
Accumulation units outstanding at the end of period ...      706,250           --           --         --

OPPENHEIMER MAIN STREET SMALL CAP(R)
Accumulation unit value:
   Beginning of period ................................   $    13.58           --           --         --
   End of period ......................................   $    15.59   $    13.58           --         --
Accumulation units outstanding at the end of period ...      154,844       34,851           --         --

PIMCO ALL ASSET
Accumulation unit value:
   Beginning of period ................................   $    10.81           --           --         --
   End of period ......................................   $    11.60   $    10.81           --         --
Accumulation units outstanding at the end of period ...      389,040       91,895           --         --

PIMCO LOW DURATION
Accumulation unit value:
   Beginning of period ................................   $     9.83           --           --         --
   End of period ......................................   $     9.64   $     9.83           --         --
Accumulation units outstanding at the end of period ...    1,136,486      778,084           --         --

PIMCO REAL RETURN
Accumulation unit value:
   Beginning of period ................................   $    10.40           --           --         --
   End of period ......................................   $    10.91   $    10.40           --         --
Accumulation units outstanding at the end of period ...    1,308,272      394,954           --         --

RYDEX SECTOR ROTATION
Accumulation unit value:
   Beginning of period ................................   $    12.24           --           --         --
   End of period ......................................   $    13.05   $    12.24           --         --
Accumulation units outstanding at the end of period ...      217,441       91,053           --         --

SBL ALPHA OPPORTUNITY
Accumulation unit value:
   Beginning of period ................................   $    11.58           --           --         --
   End of period ......................................   $    12.56   $    11.58           --         --
Accumulation units outstanding at the end of period ...      306,334       68,970           --         --

SBL DIVERSIFIED INCOME
Accumulation unit value:
   Beginning of period ................................   $    11.39   $    11.46   $    10.89   $  10.64
   End of period ......................................   $    11.39   $    11.39   $    11.46   $  10.89
Accumulation units outstanding at the end of period ...    1,781,038    1,281,255    1,143,363    416,745

                                                             2004         2003        2002      2001(A)
                                                          ----------   ----------   --------   --------
SBL ENHANCED INDEX
Accumulation unit value:
   Beginning of period ................................   $     6.67   $     5.42   $   7.31   $   8.47
   End of period ......................................   $     7.06   $     6.67   $   5.42   $   7.31
Accumulation units outstanding at the end of period ...      819,933      577,687    237,774    192,600

SBL EQUITY
Accumulation unit value:
   Beginning of period ................................   $     6.30   $     5.38   $   7.36   $   8.40
   End of period ......................................   $     6.55   $     6.30   $   5.38   $   7.36
Accumulation units outstanding at the end of period ...      810,045      758,144    544,857    176,676

SBL EQUITY INCOME
Accumulation unit value:
   Beginning of period ................................   $    10.93   $     9.06   $  10.87   $  11.09
   End of period ......................................   $    12.05   $    10.93   $   9.06   $  10.87
Accumulation units outstanding at the end of period ...    1,944,876    1,161,217    803,419    287,273

SBL GLOBAL
Accumulation unit value:
   Beginning of period ................................   $     8.07   $     5.84   $   7.84   $   9.09
   End of period ......................................   $     9.23   $     8.07   $   5.84   $   7.84
Accumulation units outstanding at the end of period ...    2,679,337    2,234,390    900,881    242,048

SBL HIGH YIELD
Accumulation unit value:
   Beginning of period ................................   $    20.87   $    17.80   $  18.41   $  18.37
   End of period ......................................   $    22.43   $    20.87   $  17.80   $  18.41
Accumulation units outstanding at the end of period ...      703,478      627,384    301,751     47,057

SBL LARGE CAP GROWTH
Accumulation unit value:
   Beginning of period ................................   $     5.31   $     4.44   $   6.33   $   7.39
   End of period ......................................   $     5.28   $     5.31   $   4.44   $   6.33
Accumulation units outstanding at the end of period ...    1,314,055    1,475,898    829,448    180,104

SBL LARGE CAP VALUE
Accumulation unit value:
   Beginning of period ................................   $     8.16   $     6.57   $   9.00   $   9.77
   End of period ......................................   $     8.70   $     8.16   $   6.57   $   9.00
Accumulation units outstanding at the end of period ...    1,385,522      931,853    610,851    343,404

SBL MAIN STREET GROWTH AND INCOME(R)
Accumulation unit value:
   Beginning of period ................................   $    14.38   $    11.82   $  15.21   $  17.05
   End of period ......................................   $    15.06   $    14.38   $  11.82   $  15.21
Accumulation units outstanding at the end of period ...      759,040      602,361    355,261    142,304

                                                             2004         2003         2002       2001(A)
                                                          ----------   ----------   ----------   --------
SBL MANAGED ASSET ALLOCATION
Accumulation unit value:
   Beginning of period ................................   $     9.07   $     7.60   $     8.74   $   9.47
   End of period ......................................   $     9.68   $     9.07   $     7.60   $   8.74
Accumulation units outstanding at the end of period ...      892,862      554,165      252,528    103,760

SBL MID CAP GROWTH
Accumulation unit value:
   Beginning of period ................................   $     8.53   $     5.67   $     8.34   $   9.68
   End of period ......................................   $     9.05   $     8.53   $     5.67   $   8.34
Accumulation units outstanding at the end of period ...    2,056,381    1,569,313    1,093,762    364,122

SBL MID CAP VALUE
Accumulation unit value:
   Beginning of period ................................   $    14.95   $    10.06   $    12.16   $  11.13
   End of period ......................................   $    18.28   $    14.95   $    10.06   $  12.16
Accumulation units outstanding at the end of period ...    1,847,663    1,135,916      798,428    292,715

SBL MONEY MARKET
Accumulation unit value:
   Beginning of period ................................   $     9.56   $     9.87   $    10.13   $  10.16
   End of period ......................................   $     9.27   $     9.56   $     9.87   $  10.13
Accumulation units outstanding at the end of period ...      909,010    1,177,714      982,287    401,703

SBL SELECT 25
Accumulation unit value:
   Beginning of period ................................   $     5.99   $     5.28   $     7.47   $   8.30
   End of period ......................................   $     6.44   $     5.99   $     5.28   $   7.47
Accumulation units outstanding at the end of period ...      405,968      314,857      185,009    133,791

SBL SMALL CAP GROWTH
Accumulation unit value:
   Beginning of period ................................   $     5.75   $     3.82   $     5.40   $   7.14
   End of period ......................................   $     6.49   $     5.75   $     3.82   $   5.40
Accumulation units outstanding at the end of period ...    1,453,650    1,037,908      652,170    234,506

SBL SMALL CAP VALUE
Accumulation unit value:
   Beginning of period ................................   $    16.02   $    11.03   $    12.30   $  10.29
   End of period ......................................   $    18.58   $    16.02   $    11.03   $  12.30
Accumulation units outstanding at the end of period ...      757,314      506,024      319,542    164,868

SBL SOCIAL AWARENESS
Accumulation unit value:
   Beginning of period ................................   $     6.21   $     5.20   $     6.92   $   8.02
   End of period ......................................   $     6.29   $     6.21   $     5.20   $   6.92
Accumulation units outstanding at the end of period ...      338,586      266,498      209,531     65,355

(1) The AIM V.I. Health Sciences Fund will become the AIM V.I. Global HealthCare Fund effective July 1, 2005.

(a) For the period of January 12, 2001 (date of inception) through December 31, 2001.

(b) For the period of April 29, 2004 (date of inception) through December 31, 2004.

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

     On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

     The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2004, the Company had total assets of approximately $11.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $14.7 billion.

PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

     The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

     Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

     Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.

     A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

     PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

     ADMINISTRATIVE, MARKETING, AND SUPPORT SERVICE PAYMENTS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services the Company (or its affiliates) provide. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, issuing, distributing, and administering the Contract.

     12B-1 FEES. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The Company and SDI anticipate they will receive 12b-1 fees of either 0% or 0.25% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     ADMINISTRATIVE PAYMENTS. The Company (or its affiliates) also receive from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Underlying Funds a servicing fee for administrative and other services the Company (or its affiliates) provide relating to Separate Account operations. These payments are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Payments of fees under these agreements do not increase the fees or expenses paid by the Underlying Funds or their shareholders. The Company and its affiliates anticipate they will receive administrative payments that range from 0.15% to 0.45% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

     TOTAL PAYMENTS. The Company and its affiliates, including SDI, anticipate they will receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and administrative payments that range in total from 0.30% to a maximum of 0.55% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will compensate the Company for providing administrative, marketing, and support services, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

     The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRA's established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under
Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

     The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider):

-    Guaranteed Minimum Income Benefit at 3% or 5%;

-    Dollar for Dollar Living Benefit; (1)

-    Annual Stepped Up Death Benefit;*

-    Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Enhanced Death Benefit;*

-    Combined Enhanced and Annual Stepped Up Death Benefit;*

-    Combined Enhanced and Guaranteed Growth Death Benefit;*

-    Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Dollar for Dollar Combination Benefit;*(1)

-    Guaranteed Minimum Withdrawal Benefit;

-    Total Protection;*

-    Extra Credit at 3%, 4% or 5%;

-    Waiver of Withdrawal Charge; or

-    0-Year or 4-Year Alternate Withdrawal Charge.

*    Provides a death benefit.

(1)  This Rider is available beginning on or about July 1, 2005.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, the Dollar for Dollar Living Benefit Rider, and the Total Protection Rider, which are also available for purchase on a Contract Anniversary. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider below.

GUARANTEED MINIMUM INCOME BENEFIT -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.

     In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.

DOLLAR FOR DOLLAR LIVING BENEFIT -- The Dollar for Dollar Living Benefit Rider will be available beginning on or about July 1, 2005. If the rider is available, you may purchase it when you purchase the Contract or on any Contract Anniversary. This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment "floor."

     The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the SBL Money Market Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the SBL Money Market Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Income Benefit. If you purchase this rider when you purchase the Contract, the Annual Limit initially is equal to 6% of the initial Purchase Payment, including any Credit Enhancement. If you purchase this rider on a Contract Anniversary, the Annual Limit initially is equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.

     The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.

     In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday.

     In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.

     Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10-year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10-year period certain. See the discussion of Option 2 and Option 4B under "Annuity Options." The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2%.

     The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. THE ALTERNATE BENEFIT IS AVAILABLE ONLY ON THE TENTH ANNIVERSARY OF THE RIDER PURCHASE DATE AND SHALL NOT BE AVAILABLE THEREAFTER. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30-day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):

PAYMENT FREQUENCY   TOTAL NUMBER OF PAYMENTS
-----------------   ------------------------
Monthly                        180
Quarterly                       60
Semiannual                      30
Annual                          15

The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15-year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under "Annuity Options").

     The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.

     If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.

     This rider is available only if the age of the Annuitant at the time the rider is issued is: (1) age 69 or younger for a Contract with a single Annuitant issued in connection with a Qualified Plan; (2) age 74 or younger for a

Contract with Joint Annuitants issued in connection with a Qualified Plan; and
(3) age 79 or younger for a Contract with a single or Joint Annuitants issued in connection with a Non-Qualified Plan.

ANNUAL STEPPED UP DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

- The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

- Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

- An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest

Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.   The Annual Stepped Up Death Benefit (as described above); or

4.   The Guaranteed Growth Death Benefit at 5% (as described above).

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

ENHANCED DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

- "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

- "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

DOLLAR FOR DOLLAR COMBINATION BENEFIT -- The Dollar for Dollar Combination Benefit Rider will be available beginning on or about July 1, 2005. This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit") as described under "Dollar for Dollar Living Benefit"; provided, however, that unlike the Dollar for Dollar Living Benefit Rider, this rider is available only at the time you purchase the Contract. For a discussion of the Minimum Income Benefit, see "Dollar for Dollar Living Benefit."

     In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Minimum Death Benefit, as described below.

The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit "floor."

     The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.

     The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the SBL Money Market Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the SBL Money Market Subaccount, the Fixed Account or the Loan

Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, including any Credit Enhancement, but not including any Additional Amounts. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.

     The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.

     In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the Contract Anniversary following the oldest Owner's 80th birthday, or (3) the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of (a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.

      In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.

     The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit under the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.

     This rider is available only if the age of each Owner on the Contract Date is 79 or younger and the age of each Annuitant on the Contract Date is: (1) 69 or younger for a Contract with a single Annuitant issued in connection with a Qualified Plan; (2) 74 or younger for a Contract with Joint Annuitants issued in connection with a Qualified Plan; and (3) 79 or younger for a Contract with a single or Joint Annuitants issued in connection with a Non-Qualified Plan. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. If you elect this rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchase the rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the Valuation Date we add this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

      ANNUAL
WITHDRAWAL AMOUNT*   BENEFIT AMOUNT*
------------------   ---------------
        5%                 130%
        6%                 110%
        7%                 100%

* A percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary)

     If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

     If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

     The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.

     The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The

Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 85 or younger.

TOTAL PROTECTION -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.

     Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

     This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary).

     The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

     The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

     The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.

     This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 79 or younger.

EXTRA CREDIT -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 3%, 4% or 5% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger.

     In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.   Contract Value immediately prior to the withdrawal.

     The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

     The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

     The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

     If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

                  RATE OF RETURN
INTEREST RATE   (NET OF EXPENSES)
-------------   -----------------
      3%              -5.00%
      4%              -1.50%
      5%               0.80%

     The Company may pay an additional Credit Enhancement to customers of broker-dealers that are concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company will pay the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchange their current contract for this Contract and pay a withdrawal charge on the exchange. When such a customer purchases a Credit Enhancement of 5%, the Company may add an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determines the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company must be notified when a purchase is made that qualifies under this provision. There is no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and may be subject to a withdrawal charge.

WAIVER OF WITHDRAWAL CHARGE -- This rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.

     The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

     The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

     The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

     Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

     The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

     If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.

ALTERNATE WITHDRAWAL CHARGE -- This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

           0-YEAR SCHEDULE                        4-YEAR SCHEDULE
------------------------------------   ------------------------------------
PURCHASE PAYMENT                       PURCHASE PAYMENT
 AGE (IN YEARS)    WITHDRAWAL CHARGE    AGE (IN YEARS)    WITHDRAWAL CHARGE
----------------   -----------------   ----------------   -----------------
   0 and over              0%                 1                   7%
                                              2                   7%
                                              3                   6%
                                              4                   5%
                                          5 and over              0%

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

PURCHASE PAYMENTS -- The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

     The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its general account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

     The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off

Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

     If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.

     You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

     An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

     After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its

Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

     You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

     To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

     Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/ Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue

Asset Reallocation after it has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

     Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

     The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

     You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account." The Company reserves the right to limit transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the SBL Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

     FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

     The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

-    the total dollar amount being transferred;

-    the number of transfers you made within the previous 12 months;

-    transfers to and from (or from and to) the same Subaccount;

- whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

- whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

     If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company will send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, the Company will require that you submit transfer requests in writing via regular U.S. mail for a 90-day period if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period, as follows.

                                                                 NUMBER OF ROUND
                          SUBACCOUNT                            TRIPS TRANSFERS*
                          ----------                            ----------------
SBL Money Market                                                    Unlimited

Rydex VT Sector Rotation, PIMCO VIT All Asset                           6

AIM V.I. Basic Value, AIM V.I. Health Sciences, AIM V.I.                4
International Growth, AIM V.I. Mid Cap Core Equity, AIM V.I.
Real Estate, Dreyfus IP Technology Growth, Dreyfus VIF
International Value, Oppenheimer Main Street Small Cap
Fund/VA, PIMCO VIT Low Duration, PIMCO VIT Real Return, SBL
Alpha Opportunity, SBL Diversified Income, SBL Enhanced
Index, SBL Equity, SBL Equity Income, SBL Global, SBL High
Yield, SBL Large Cap Growth, SBL Large Cap Value, SBL Main
Street Growth and Income, SBL Managed Asset Allocation, SBL
Mid Cap Growth, SBL Mid Cap Value, SBL Select 25, SBL Small
Cap Growth, SBL Small Cap Value, SBL Social Awareness

American Century VP Ultra, American Century VP Value                    2

* Number of round trip transfers in any 12-month period that will trigger a letter requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter.

     In addition to the Company's own frequent transfer procedures, managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

     To the extent permitted by applicable law, the Company reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

     The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

     Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

     The Company does not limit or restrict transfers to or from the SBL Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

     Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

     On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

- Investment performance of the Subaccounts to which you have allocated Contract Value,

-    Interest credited to the Fixed Account,

-    Payment of Purchase Payments,

-    The amount of any outstanding Contract Debt,

-    Full and partial withdrawals, and

- Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Fund. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

     Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

     In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

     The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

     The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.60%, and (5) the administration charge under the Contract of 0.15%.

     The minimum mortality and expense risk charge of 0.60% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

CUT-OFF TIMES -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from

Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

     The Company requires the signature of all Owners on any request for withdrawal, and a guarantee of all such signatures to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

     A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, and/or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the loan account.

     The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Request for Scheduled Systematic Payments form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit."

     In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

     The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

     If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.

     If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

     The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

     If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

     If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of Annual Stepped Up Death Benefit Rider, Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider, Dollar for Dollar Combination Benefit Rider, and Total Protection Rider. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.

     The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. IF THE COMPANY DOES NOT RECEIVE AT ITS ADMINISTRATIVE OFFICE WITHIN SIX MONTHS OF THE DATE OF THE OWNER'S DEATH INSTRUCTIONS REGARDING THE DEATH BENEFIT PAYMENT, THE DEATH BENEFIT WILL BE AS SET FORTH IN ITEM 2 ABOVE. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal

Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.

     For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

     For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract.

     The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

     The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

PURCHASE PAYMENT AGE (IN YEARS)   WITHDRAWAL CHARGE
-------------------------------   -----------------
               1                          7%
               2                          7%
               3                          6%
               4                          5%
               5                          4%
               6                          3%
               7                          2%
           8 and over                     0%

     The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon:
(1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

     The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                                          ANNUAL MORTALITY AND
CONTRACT VALUE                             EXPENSE RISK CHARGE
--------------                            --------------------
Less than $25,000                                 0.85%
At least $25,000 but less than $100,000           0.70%
$100,000 or more                                  0.60%

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

     The expense risk is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

     The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. In Maine, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

LOAN INTEREST CHARGE -- The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

OPTIONAL RIDER CHARGES --In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit, Dollar for Dollar Living Benefit, and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may select only one rider that provides a death benefit.

     The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00%.

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                                     Annual
                                                        Rate(1)   Rider Charge
                                                        -------   ------------
                                                          3%         0.15%
Guaranteed Minimum Income Benefit                         5%         0.30%
Dollar for Dollar Living Benefit                          6%         0.60%
Annual Stepped Up Death Benefit                          --          0.20%
Guaranteed Growth Death Benefit                           3%         0.10%
                                                          5%         0.20%
                                                          6%(2)      0.25%
                                                          7%(2)      0.30%
Combined Annual Stepped Up and Guaranteed Growth
   Death Benefit                                          5%         0.25%
Enhanced Death Benefit                                   --          0.25%
Combined Enhanced and Annual Stepped Up Death Benefit    --          0.35%
Combined Enhanced and Guaranteed Growth Death Benefit     5%         0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed
   Growth Death Benefit                                   5%         0.45%
Dollar for Dollar Combination Benefit                     6%         0.85%
Guaranteed Minimum Withdrawal Benefit                    --          0.45%(3)
Total Protection                                         --          0.85%(4)
                                                          3%         0.40%
                                                          4%         0.55%
Extra Credit(5)                                           5%         0.70%
Waiver of Withdrawal Charge                              --          0.05%
Alternate Withdrawal Charge(6)                           0-Year      0.70%
                                                         4-Year      0.60%(7)

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Dollar for Dollar Living Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the Dollar for Dollar Combination Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)  Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 2.00%.

(4) The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 2.00%.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(6) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(7) The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.


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

GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.85% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.

UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

     On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

     The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

     Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

     You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected


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

would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

     You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

     Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

     If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

     An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period.

     The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS --

     OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the Dollar for Dollar Living Benefit Rider, or the Dollar for Dollar Combination Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the Dollar for Dollar Living Benefit and Dollar for Dollar Combination Riders) in lieu of the rate described above.

      OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime


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

of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

     OPTION 4 --

     A. JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION 4A. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     B. JOINT AND LAST SURVIVOR WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the Dollar for Dollar Living Benefit Rider, or the Dollar for Dollar Combination Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the Dollar for Dollar Living Benefit and Dollar for Dollar Combination Riders) in lieu of the rate described above.

     OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

     OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4A, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS


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

OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

     The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

     The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

     On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

     Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

     The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant's 95th birthday.


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

THE FIXED ACCOUNT

     The Fixed Account is not available in all states. If it is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

     Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

     Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

     Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the

Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

     For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

     If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DCA PLUS ACCOUNT -- The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company's Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.

     The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.

     You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased a 0-Year or 4-Year Alternate Withdrawal Charge Rider or the Extra Credit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES -- Premium taxes and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any Optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account, and you will not participate in the investment experience of the Subaccounts.


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

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

     The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."

     If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

     You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

     JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual


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

named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

     Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account, within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

- During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

- During which trading on the New York Stock Exchange is restricted as determined by the SEC,

- During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

- For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan; provided, however, that loans are not available in certain states. If loans are available in your state, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for

Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

     When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 3.7%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

     Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

     If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

     While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt


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

will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.

     In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

     You should consult with your tax adviser on the effect of a loan.

     Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

     Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

     If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

     The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may


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

result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM -- If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education.

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT --

     GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

     CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

     DIVERSIFICATION STANDARDS. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts.


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

Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

     The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.

INCOME TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS -- Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

     SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY START DATE. Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.


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

     SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY START DATE. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

     For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

     PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS --

     DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

     Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the


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sole Designated Beneficiary is the deceased owner's spouse.

     GIFT OF ANNUITY CONTRACTS. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

     CONTRACTS OWNED BY NON-NATURAL PERSONS. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

     MULTIPLE CONTRACT RULE. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

     In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

     POSSIBLE TAX CHANGES. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

     TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

     The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred


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to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

     The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

     The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

     SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

     Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code
Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

     If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

     If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

     A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

     Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

     A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains


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

age 59 1/2, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

     Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

     SECTIONS 408 AND 408A. INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

     IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

      TAX YEAR        AMOUNT
-------------------   ------
     2005-2007        $4,000
2008 and thereafter   $5,000

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the 2005 tax year, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($70,000 for a married couple filing a joint return and $50,000 for a single taxpayer in 2005). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

     Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

     In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

     Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of nondeductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

     ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over


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

or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

     Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner's lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner's death must begin to be distributed by the end of the first calendar year after death, and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the contract owner.

     ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

     If any portion of the balance to the credit of an employee in a Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

     An "eligible retirement plan" will be another Section 403(b) plan, a traditional individual retirement account or annuity described in Code Section 408.

     A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

     TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

     The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

     MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

     WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income


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

tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

     The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

     In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

     The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

     You will also receive an annual and semiannual report containing financial statements for each Underlying Fund, which will include a list of the portfolio securities of each Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES -- You may request a transfer of Contract Value and may make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone if the proper form has been completed, signed, and filed at the Company's Administrative Office. You also may request a transfer of Contract Value electronically via facsimile, or through the Company's Internet web site if you have authorized your financial representative to make financial transactions on your behalf. Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

     The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

     By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

STATE VARIATIONS -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

LEGAL PROCEEDINGS -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

     In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, SDI, or the Separate Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

SALE OF THE CONTRACT -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

      PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc.

     SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2004, 2003, and 2002, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $4,849,070, $6,434,187, and $3,613,911, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.

     SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its general account.

     COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6.5% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/ or 0.65% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials (such as the one described below); however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

     The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the

Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

     The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2004 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance policies (including the Contract):
Vantage Securities, Inc.; Aquarius Fund Distributors, LLC; OFG Financial Services, Inc.; Brecek & Young Advisors, Inc.; Legend Equities Corp.; Morgan Keegan and Company, Inc.; Lincoln Investment Planning, Inc.; Butler Freeman Tally Financial Group, LLC; PacVest Associates, Inc.; and USA Financial Securities Corporation.

     These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO AFFILIATED SELLING BROKER-DEALERS. In addition to ordinary commissions, non-cash compensation, and additional compensation, the Company pays some or all of the operating and other expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of Contract in accordance with its respective internal compensation program.

     BONUS COMMISSION PAYMENT PROGRAM. During the period from January 1, 2005 through December 31, 2005, Security Distributors, Inc. ("SDI"), in connection with the Company, will offer special "bonus" commission payment programs pursuant to which SDI will pay additional commissions ("Promotional Payments") to certain selling firms whose registered representatives achieve certain target Purchase Payment levels under the Contract and certain other variable annuity contracts issued by the Company (the "variable annuity contracts"). Each selling firm determines, in its own discretion, whether to pay its registered representatives all or a portion of the Promotional Payments it receives.

     SDI has in effect two "bonus" commission payment programs and a selling firm will be paid under only one such program for Purchase Payments received under a particular variable annuity contract.

     Under the first program, the amount of a Promotional Payment depends on the amount of total Purchase Payments made under the variable annuity contracts attributable to a particular registered representative's sales. Total Purchase Payments include initial Purchase Payments and all subsequent Purchase Payments made between January 1, 2005 and December 31, 2005. The higher the number of variable annuity contracts sold and/or the dollar amount of total Purchase Payments made during this period, the higher a selling firm's Promotional Payments may be. For example, if total Purchase Payments attributable to your registered representative reach $1,000,000 during 2005, his or her selling firm will receive a promotional payment of $1,500. Selling firms may receive Promotional Payments of up to $50,000 for each registered representative if total Purchase Payments attributable to that registered representative reach $10,000,000 under this program.

     Under the second program, the amount of a Promotional Payment is equal to


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1.00% of "eligible Purchase Payments" made under variable annuity contracts attributable to a particular registered representative's sales. Eligible Purchase Payments include:

1. Initial Purchase Payments and all subsequent Purchase Payments made under a variable annuity contract issued in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code between January 1, 2005 and February 28, 2006 pursuant to a salary reduction program, if the application for the Contract is received by the Company between January 1, 2005 and December 31, 2005; and

2. Initial or subsequent Purchase Payments made under a variable annuity contract issued in connection with a retirement plan qualified under
     Section 403(b) of the Internal Revenue Code between January 1, 2005 and February 28, 2006, if the initial or subsequent Purchase Payment was made in connection with an exchange of an existing variable annuity contract or variable life insurance policy occurring between January 1, 2005 and December 31, 2005.

     Selling firms must meet certain minimum eligible Purchase Payment levels attributable to a particular registered representative's sales before qualifying for Promotional Payments under the second program.

     The higher the number of variable annuity contracts sold between January 1, 2005 and December 31, 2005 and/or the dollar amount of total Purchase Payments made between January 1, 2005 and February 28, 2006, the higher a selling firm's Promotional Payments under this program may be. For example, if total eligible Purchase Payments attributable to your registered representative reach $1,000,000 by February 28, 2006, his or her selling firm will receive a promotional payment of $10,000. However, if total eligible Purchase Payments attributable to your registered representative reach $10,000,000 by February 28, 2006, his or her selling firm will receive a promotional payment of $100,000.

     SDI will not pay any Promotional Payments to a selling firm if a Contract:
(1) does not impose a contingent deferred sales charge or only imposes a contingent deferred sales charge during the first Contract Year; (2) was purchased in exchange for an existing variable annuity contract or variable life insurance policy issued by the Company or its affiliate; or (3) was purchased in exchange for a variable annuity contract or variable life insurance policy issued by an insurance company not affiliated with the Company and the contingent deferred sales charge was waived as a result of the exchange.

     The prospect of receiving, or the receipt of, Promotional Payments may provide selling firms and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. For more information about Promotional Payments or any other compensation arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

PERFORMANCE INFORMATION

     Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

     Current yield for the Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the SBL Money Market Subaccount yields may also become extremely low and possibly negative.

     For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the


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value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

     Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

     Although the Contract was not available for purchase until December 4, 2000, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS -- The consolidated financial statements of the Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account XIV at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY

   Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

   Section 403(b)
   Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS


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OBJECTIVES FOR UNDERLYING FUNDS

There is no guarantee that any Underlying Fund will meet its investment objective.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

AIM VARIABLE INSURANCE FUNDS -- The AIM Variable Insurance Funds is an open-end investment company. Shares of the Fund's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as investment adviser and manager of the portfolios of the Fund.

     AIM V.I. BASIC VALUE FUND (SERIES II SHARES). AIM V.I. Basic Value Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the Fund's portfolio managers believe to be undervalued in relation to long-term earning power or other factors. The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments, all of which are issued by U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign issuers.

     AIM V.I. HEALTH SCIENCES FUND (SERIES I). AIM V.I. Health Sciences Fund (formerly INVESCO VIF - Health Sciences Fund) (the "Fund") is a portfolio of the AIM Variable Insurance Funds. Effective July 1, 2005, AIM V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund.

     INVESTMENT OBJECTIVE: To seek capital growth. The Fund normally invests at least 80% of its assets in securities of health care industry companies.

     AIM V.I. INTERNATIONAL GROWTH FUND (SERIES II SHARES). AIM V.I. International Growth Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

     INVESTMENT OBJECTIVE: Seek to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The Fund may invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies. Such percentage limitations are applied at the time of purchase.

     AIM V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES). AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund seeks this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-cap companies. In complying with the 80% investment requirement, the Fund may include synthetic instruments, which are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund considers a company to be a mid-cap company if it has a market capitalization at the time of purchase, within the range of market capitalizations of companies included in the Russell Midcap(TM) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 25% of its total assets in foreign securities.

     AIM V.I. REAL ESTATE FUND (SERIES I SHARES). AIM V.I. Real Estate Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds. INVESCO Institutional (N.A.), Inc., 1355 Peachtree Street, NE, Suite 250, Atlanta, Georgia, serves as the Fund's sub-adviser.

     INVESTMENT OBJECTIVE: To seek to achieve high total return. The fund seeks to meet its objective by investing,


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

normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC. -- American Century Variable Portfolios, Inc. is a registered open-end management investment company. Shares of the Fund's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri 64111, serves as investment adviser and manager of the series of American Century Variable Portfolios, Inc.

     AMERICAN CENTURY(R) VP ULTRA(R) FUND (CLASS II). American Century VP Ultra Fund (the "Fund") is a series of American Century Variable Portfolios, Inc.

     INVESTMENT OBJECTIVE: To seek long-term capital growth. The Fund managers look for stocks of large companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value. The managers use a bottom-up approach to select stocks to buy for the Fund. This means that the managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies, which present some unique risks. The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

     AMERICAN CENTURY(R) VP VALUE FUND (CLASS II). American Century VP Value Fund (the "Fund") is a series of American Century Variable Portfolios, Inc.

     INVESTMENT OBJECTIVE: To seek long-term capital growth. Income is a secondary objective. The Fund managers look for stocks of companies that they believe are undervalued at the time of purchase, using a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. Under normal market conditions, the Fund managers intend to keep at least 65% of the Fund's assets invested in U.S. equity securities at all times.

DREYFUS VARIABLE INVESTMENT FUND -- Dreyfus Variable Investment Fund ("Dreyfus VIF") is an open-end investment company. Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, serves as investment adviser to the Portfolio.

     DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO (SERVICE CLASS). Dreyfus VIF International Value Portfolio (the "Portfolio") is a series of the Dreyfus Variable Investment Fund.

     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in stocks. The Portfolio ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies. The Portfolio's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter. The Portfolio may invest in companies of any size. The Portfolio may also invest in companies located in emerging markets or shortly thereafter.

     DREYFUS VIF TECHNOLOGY GROWTH PORTFOLIO (SERVICE CLASS). Dreyfus VIF


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

Technology Growth Portfolio (the "Fund") is a series of the Dreyfus Variable Investment Fund.

     INVESTMENT OBJECTIVE: The Fund seeks capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the Fund's assets may be invested in foreign securities. The Fund's stock investments may include common stocks, preferred stocks and convertible securities.

OPPENHEIMER VARIABLE ACCOUNT FUNDS -- The Oppenheimer Variable Account Funds is an open-end investment company. Shares of the Variable Account Funds' portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York, 10281, serves as investment adviser and manager of the series of the Oppenheimer Variable Account Funds.

     OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE CLASS). Oppenheimer Main Street Small Cap Fund (the "Fund") is a series of the Oppenheimer Variable Account Funds.

     INVESTMENT OBJECTIVE: To seek capital appreciation. The Fund invests mainly in common stocks of small-capitalization ("small cap") U.S. companies that OppenheimerFunds, Inc. believes have favorable business trends or prospects. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization. These may include "growth" and/or "value" common stocks and other equity securities. The Fund incorporates a blended style of investing combining both growth and value styles. The Fund currently considers an issuer having a market capitalization of up to $2.5 billion to be a "small-cap" issuer. The Fund measures that capitalization at the time the Fund buys the security, and it is not required to sell the security if the issuer's capitalization grows above $2.5 billion. Over time, the Fund may change the range of assets it uses to define "small cap" issuers, as market conditions change.

PIMCO VARIABLE INSURANCE TRUST -- The PIMCO Variable Insurance Trust is an open-end investment company. Shares of the PIMCO Variable Insurance Trust's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 100, Newport Beach, California 92660, serves as investment adviser and manager of the series of the PIMCO Variable Insurance Trust.

     PIMCO ALL ASSET PORTFOLIO (ADMINISTRATIVE CLASS). PIMCO All Asset Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

     INVESTMENT OBJECTIVE: To seek maximum real return consistent with preservation of real capital and prudent investment management. The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The Fund may invest in any of the funds of the PIMCO Funds, an affiliated open-end investment company, except the Strategic Balanced and All Asset Funds ("Underlying PIMCO Funds"). Research Affiliates, the Fund's asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund's assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Fund's asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. The Fund's asset allocation sub-adviser has the flexibility to reallocate the Fund's assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets.

     PIMCO LOW DURATION PORTFOLIO (ADMINISTRATIVE CLASS). PIMCO Low Duration Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

     INVESTMENT OBJECTIVE: To seek maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio


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duration of this Fund normally varies within a one- to three-year time frame based on PIMCO's forecast for interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.

     PIMCO REAL RETURN PORTFOLIO (ADMINISTRATIVE CLASS). PIMCO Real Return Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

     INVESTMENT OBJECTIVE: To seek maximum real return, consistent with preservation of real capital and prudent investment management. The Fund seeks its investment objective by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of the Fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers Global Real: U.S. TIPS Index, which as of March 31, 2005 was
6.75 years. For these purposes, in calculating the Portfolio's average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.

THE RYDEX VARIABLE TRUST -- The Rydex Variable Trust is an open-end investment company. Shares of the Trust's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products, as well as for certain pension, profit sharing and other retirement plans. Rydex Investments, 9601 Blackwell Rd., Suite 500 Rockville, MD 20850, serves as investment adviser and manager of the portfolios of the Trust.

     RYDEX SECTOR ROTATION FUND. Rydex Sector Rotation Fund (the "Fund") is a series of the Rydex Variable Trust.

     INVESTMENT OBJECTIVE: The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately fifty-nine different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap transactions. The Fund may also enter into short sales.

SBL FUND -- SBL Fund, an open-end management investment company of the series type, is organized as a Kansas corporation. SBL Fund offers its shares only as investment vehicles for variable annuity and variable life insurance


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

products issued by the Company and its affiliates. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, a wholly-owned subsidiary of the Company (the "Investment Manager"), serves as the investment adviser of each Series of SBL Fund.

     SERIES A (EQUITY). Series A (Equity) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek long-term capital growth by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Fund typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

     SERIES B (LARGE CAP VALUE). Series B (Large Cap Value) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, which provides investment advisory services to the Fund. The sub-advisory agreement with The Dreyfus Corporation has been terminated effective on or about June 30, 2005. After termination of the agreement, the Investment Manager will assume responsibility for the daily investment management of the Fund's assets.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (including any borrowings for investment purposes) in large-capitalization value companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. issuers and U.S. dollar-denominated foreign issuers. The Fund may temporarily invest in cash, government bonds or money market securities. In choosing stocks, the Sub-Adviser, The Dreyfus Corporation, invests in value-oriented companies, which are companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential.

     EFFECTIVE ON OR ABOUT JULY 1, 2005, WHEN THE INVESTMENT MANAGER ASSUMES RESPONSIBILITY FOR THE DAILY INVESTMENT MANAGEMENT OF THE FUND'S ASSETS, THE FOLLOWING DESCRIPTION OF THE FUND'S INVESTMENT MANAGEMENT WILL BE EFFECTIVE:

     INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by large-capitalization companies (those whose total market value is $10 billion or greater at the time of purchase). The Fund's investments may include common stocks, preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of the Russell 1000 Value Index.

     SERIES C (MONEY MARKET). Series C (Money Market) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek to provide as high a level of current income as is consistent with preserving capital. The Fund invests in high quality money market instruments with maturities of not longer than thirteen months.

     SERIES D (GLOBAL). Series D (Global) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York, 10018, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital primarily through investment in common stocks and equivalents of companies of foreign countries and the United States. The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. Investments in debt securities may be made in uncertain market conditions.

     SERIES E (DIVERSIFIED INCOME). Series E (Diversified Income) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek to provide current income with security of principal. The Fund pursues its objective by investing, under normal market conditions, primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a weighted average duration of 3 to 10 years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, the Investment Manager diversifies the Fund's holdings among asset classes and individual securities. The asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities as well as total return, interest and index swap agreements.

     SERIES G (LARGE CAP GROWTH). Series G (Large Cap Growth) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek long-term capital growth. The Fund seeks to meet its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common stock and other equity securities of large capitalization companies (defined as companies whose total market value is at least $5 billion at the time of purchase). The Investment Manager seeks to invest in equity securities that have long-term capital growth potential. The Fund invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund also may concentrate its investments in a particular industry that represents 20% or more of the Fund's benchmark index, the Russell 1000 Growth Index. Concentration means investment of more than 25% of the value of the Fund's assets in any one industry.

     SERIES H (ENHANCED INDEX). Series H (Enhanced Index) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with Northern Trust Investments, N.A. ("NTI"), 50 La Salle Street, Chicago, Illinois 60675, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks which make up the index. The S&P 500 Index is a well-known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. In addition, the Fund may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

     SERIES J (MID CAP GROWTH). Series J (Mid Cap Growth) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities with market capitalizations that are similar to those of companies in the Russell 2500 Growth Index. The index currently consists of securities of companies with capitalizations that range from $59 million to $7.3 billion. Equity securities include common stock, rights, options, warrants, convertible debt securities and ADRs. The Investment Manager selects equity securities that it believes are attractively valued with the greatest potential for appreciation.

     SERIES N (MANAGED ASSET ALLOCATION). Series N (Managed Asset Allocation) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities. The Fund pursues its objective by normally investing approximately 60% of total assets in common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods where the fixed income portion may range between 30-50% and the equity portion between 50-70%.

The precise mix of equity and fixed income securities will depend on the Sub-Adviser's outlook for the markets.

     SERIES O (EQUITY INCOME). Series O (Equity Income) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek to provide substantial dividend income and also capital appreciation by investing primarily in common stocks of established companies. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Sub-Adviser, T. Rowe Price, typically employs a value-oriented strategy in selecting investments for the Fund. The Sub-Adviser's research team identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

     SERIES P (HIGH YIELD). Series P (High Yield) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek high current income. Capital appreciation is a secondary objective. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a broad range of high-yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (i.e., below investment grade) or, if unrated, determined by the Investment Manager to be of comparable quality (also known as "junk bonds"). These debt securities may include, without limitation: corporate bonds and notes, mortgage-backed securities and senior secured floating rate corporate loans ("Senior Loans"). The Fund may also invest in securities with equity characteristics, including common and preferred stocks, ADRs, exchange-traded real estate investment trusts, warrants, rights, and a variety of investment vehicles that seek to track and the composition and performance of a specific index. The Fund's average weighted maturity is expected to be between 3 and 15 years.

     SERIES Q (SBL SMALL CAP VALUE). Series Q (SBL Small Cap Value) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with Wells Capital Management Inc., 525 Market Street, San Francisco, California 94105, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in stocks of small-capitalization companies that the Fund's Sub-Adviser, Wells Capital Management, Inc., believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines small-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of purchase. The Sub-Adviser specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan or a change in the political, economic, or social environment.

     SERIES S (SOCIAL AWARENESS). Series S (Social Awareness) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek capital appreciation by investing, under normal market conditions, in a well-diversified portfolio of equity securities that the Investment Manager believes have above-average earnings potential and which meet certain established social criteria. The Fund also may invest in companies that are included in the Domini 400 Social Index(SM), which companies will be deemed to comply with the Fund's social criteria. The Domini 400 Social Index(SM) (DSI) is a market capitalization-weighted common stock index. It monitors the performance of 400 U.S. corporations that pass multiple, broad-based social screens.

     SERIES V (MID CAP VALUE). Series V (Mid Cap Value) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that when, purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Value Index. The index currently consists of securities of companies with market capitalizations that range from $66 million to $9.6 billion. Equity securities include common stock, rights, options, warrants, ADRs and convertible debt securities. The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of value companies, the securities included in the Fund's portfolio typically consist of small- to medium-sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.

     SERIES W (MAINSTREET GROWTH AND INCOME(R)). Series W (Mainstreet Growth and Income(R)) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York, 10018, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund pursues its objective by investing mainly in common stocks of U.S. companies, but it can also invest in other equity securities such as preferred stocks and securities convertible into common stocks. Although the Fund does not have any requirements as to the capitalization of issuers in which it invests, the Fund's Sub-Adviser, OppenheimerFunds, currently emphasizes the stocks of large-capitalization companies in the portfolio. At times, the Fund may increase the relative emphasis of its investments in small-cap and mid-cap stocks. While the Fund can buy foreign securities and debt securities such as bonds and notes, currently it does not emphasize those investments. The Fund can also use hedging instruments and certain derivative investments.

     SERIES X (SMALL CAP GROWTH). Series X (Small Cap Growth) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with RS Investment Management, L.P., 388 Market Street, San Francisco, California 94111, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with market capitalizations of $1.5 billion or less at the time of investment that, in the opinion of the Sub-Adviser, RS Investment Management, L.P., have the potential for long-term capital growth. Equity securities include common and preferred stocks, and warrants and securities convertible into common or preferred stocks. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Series will likely invest a portion of its assets in technology and internet-related companies.

     SERIES Y (SELECT 25). Series Y (Select 25) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital by concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings or revenue growth. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Investment Manager selects what it believes to be premier growth companies as the core position for the Fund using a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of the company's fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

     SERIES Z (ALPHA OPPORTUNITY). Series Z (Alpha Opportunity) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with Mainstream Investment Advisers, LLC, 101 West Spring Street, Suite 401, New Albany, Indiana 47150, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a long/short strategy managed by the Fund's sub-adviser, Mainstream, and 50% of its total assets according to a strategy managed by the Investment Manager that seeks investment returns similar to those of the S&P 500 Index.

     The Fund pursues its long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. The Fund may engage in short sales of securities believed to be overvalued. The Fund pursues its index strategy primarily by investing in a portfolio of equity securities, equity derivatives and fixed income securities that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index").

                                                                      [SDI LOGO]


                                                                     May 1, 2005

PROSPECTUS

ADVANCEDESIGNS(SM) VARIABLE ANNUITY

                                                                 ---------------
                                                                    Important
                                                                     Privacy
                                                                 Notice Included

                                                                 See Back Cover
                                                                 ---------------

                       ADVANCEDESIGNS(SM) VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

               ISSUED BY:                            MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY   SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE                P.O. BOX 750497
TOPEKA, KANSAS 66636-0001                 TOPEKA, KANSAS 66675-0497
1-800-888-2461

     This Prospectus describes a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

     You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:

-    AIM V.I. Basic Value
-    AIM V.I. Health Sciences (formerly INVESCO VIF Health Sciences) (1)
-    AIM V.I. International Growth
-    AIM V.I. Mid Cap Core Equity
-    AIM V.I. Real Estate
-    American Century(R) VP Ultra(R)
-    American Century(R) VP Value
-    Dreyfus IP Technology Growth
-    Dreyfus VIF International Value
-    Evolution Managed Bond
-    Evolution Managed Equity
-    Oppenheimer Main Street Small Cap(R)/VA
-    PIMCO VIT All Asset
-    PIMCO VIT Low Duration
-    PIMCO VIT Real Return
-    Rydex VT Sector Rotation
-    SBL Alpha Opportunity
-    SBL Diversified Income
-    SBL Enhanced Index
-    SBL Equity
-    SBL Equity Income
-    SBL Global
-    SBL High Yield
-    SBL Large Cap Growth
-    SBL Large Cap Value
-    SBL Main Street Growth and Income(R)
-    SBL Managed Asset Allocation
-    SBL Mid Cap Growth
-    SBL Mid Cap Value
-    SBL Money Market
-    SBL Select 25
-    SBL Small Cap Growth
-    SBL Small Cap Value
-    SBL Social Awareness

(1) The AIM V.I. Health Sciences Fund will become the AIM V.I. Global HealthCare Fund effective July 1, 2005.

     Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

     EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH THE EXTRA CREDIT RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT AN EXTRA CREDIT RIDER. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

     THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.

DATE: MAY 1, 2005

   The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.

Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

     Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company. The Fixed Account is not available in all states.

     When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."

     This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 75 of this Prospectus.

     The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
DEFINITIONS..............................................................     5

SUMMARY..................................................................     6
   Purpose of the Contract...............................................     6
   The Separate Account and the Funds....................................     6
   Fixed Account.........................................................     7
   Purchase Payments.....................................................     7
   Contract Benefits.....................................................     7
   Optional Riders.......................................................     7
   Free-Look Right.......................................................     7
   Charges and Deductions................................................     8
   Tax-Free Exchanges....................................................    11
   Contacting the Company................................................    11

EXPENSE TABLE............................................................    12
   Contract Owner Transaction Expenses...................................    12
   Periodic Expenses.....................................................    12
   Optional Rider Expenses...............................................    13
   Example...............................................................    14

CONDENSED FINANCIAL INFORMATION..........................................    15

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS.......    19
   Security Benefit Life Insurance Company...............................    19
   Published Ratings.....................................................    19
   Separate Account......................................................    19
   Underlying Funds......................................................    20

THE CONTRACT.............................................................    21
   General...............................................................    21
   Application for a Contract............................................    22
   Optional Riders.......................................................    22
   Guaranteed Minimum Income Benefit.....................................    23
   Dollar for Dollar Living Benefit......................................    23
   Annual Stepped Up Death Benefit.......................................    25
   Guaranteed Growth Death Benefit.......................................    26
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit........    26
   Enhanced Death Benefit................................................    27
   Combined Enhanced and Annual Stepped Up Death Benefit.................    27
   Combined Enhanced and Guaranteed Growth Death Benefit.................    28
   Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death
      Benefit............................................................    28
   Dollar for Dollar Combination Benefit.................................    29
   Guaranteed Minimum Withdrawal Benefit.................................    30
   Total Protection......................................................    32
   Extra Credit..........................................................    33
   Waiver of Withdrawal Charge...........................................    34
   Alternate Withdrawal Charge...........................................    35
   Purchase Payments.....................................................    35
   Allocation of Purchase Payments.......................................    36
   Dollar Cost Averaging Option..........................................    36
   Asset Reallocation Option.............................................    37
   Transfers of Contract Value...........................................    38
   Contract Value........................................................    41
   Determination of Contract Value.......................................    41
   Cut-Off Times.........................................................    42
   Full and Partial Withdrawals..........................................    42
   Systematic Withdrawals................................................    43
   Free-Look Right.......................................................    44
   Death Benefit.........................................................    44
   Distribution Requirements.............................................    45
   Death of the Annuitant................................................    46

CHARGES AND DEDUCTIONS...................................................    46
   Contingent Deferred Sales Charge......................................    46
   Mortality and Expense Risk Charge.....................................    47
   Administration Charge.................................................    47
   Account Administration Charge.........................................    47
   Premium Tax Charge....................................................    47
   Loan Interest Charge..................................................    48
   Other Charges.........................................................    48
   Variations in Charges.................................................    48
   Optional Rider Charges................................................    48
   Guarantee of Certain Charges..........................................    49
   Underlying Fund Expenses..............................................    50

ANNUITY PERIOD...........................................................    50
   General...............................................................    50
   Annuity Options.......................................................    51
   Selection of an Option................................................    53

THE FIXED ACCOUNT........................................................    54
   Interest..............................................................    54
   DCA Plus Account......................................................    55
   Death Benefit.........................................................    56
   Contract Charges......................................................    56
   Transfers and Withdrawals from the Fixed Account......................    56
   Payments from the Fixed Account.......................................    56

MORE ABOUT THE CONTRACT..................................................    57
   Ownership.............................................................    57
   Designation and Change of Beneficiary.................................    57
   Dividends.............................................................    57
   Payments from the Separate Account....................................    57
   Proof of Age and Survival.............................................    58
   Misstatements.........................................................    58
   Loans.................................................................    58
   Restrictions on Withdrawals from Qualified Plans......................    59

                                                                            Page
                                                                            ----
   Restrictions Under the Texas Optional Retirement Program..............    60

FEDERAL TAX MATTERS......................................................    60
   Introduction..........................................................    60
   Tax Status of the Company and the Separate Account....................    61
   Income Taxation of Annuities in General-Non-Qualified Plans...........    62
   Additional Considerations.............................................    63
   Qualified Plans.......................................................    64

OTHER INFORMATION........................................................    68
   Voting of Underlying Fund Shares......................................    68
   Substitution of Investments...........................................    68
   Changes to Comply with Law and Amendments.............................    69
   Reports to Owners.....................................................    69
   Electronic Privileges.................................................    69
   State Variations......................................................    70
   Legal Proceedings.....................................................    70
   Legal Matters.........................................................    71
   Sale of the Contract..................................................    71

PERFORMANCE INFORMATION..................................................    74

ADDITIONAL INFORMATION...................................................    75
   Registration Statement................................................    75
   Financial Statements..................................................    75

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION................    75

OBJECTIVES FOR UNDERLYING FUNDS..........................................    76

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

DEFINITIONS

     Various terms commonly used in this Prospectus are defined as follows:

     ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

     ADMINISTRATIVE OFFICE -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

     ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

     ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

     ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

     ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

     ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

     ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

     AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

     CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

     CONTRACT DEBT -- The unpaid loan balance including loan interest.

     CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

     CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

     CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

     DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

     FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states. See the "Fixed Account."

     GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

     GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

     OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

     PARTICIPANT -- A Participant under a Qualified Plan.

     PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

     SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

     SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

     UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

     VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day,

Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

     WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

     This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

     You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). You may also purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is divided into accounts referred to as Subaccounts. See "Separate Account." Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. The Subaccounts are as follows:

-    AIM V.I. Basic Value
-    AIM V.I. Health Sciences (formerly INVESCO VIF Health Sciences) (1)
-    AIM V.I. International Growth
-    AIM V.I. Mid Cap Core Equity
-    AIM V.I. Real Estate
-    American Century VP Ultra
-    American Century VP Value
-    Dreyfus IP Technology Growth
-    Dreyfus VIF International Value
-    Evolution VP Managed Bond
-    Evolution VP Managed Equity
-    Oppenheimer Main Street Small Cap(R)/VA
-    PIMCO VIT All Asset
-    PIMCO VIT Low Duration
-    PIMCO VIT Real Return
-    Rydex VT Sector Rotation
-    SBL Alpha Opportunity
-    SBL Diversified Income
-    SBL Enhanced Index
-    SBL Equity
-    SBL Equity Income
-    SBL Global
-    SBL High Yield
-    SBL Large Cap Growth
-    SBL Large Cap Value
-    SBL Main Street Growth and Income(R)
-    SBL Managed Asset Allocation
-    SBL Mid Cap Growth
-    SBL Mid Cap Value
-    SBL Money Market
-    SBL Select 25
-    SBL Small Cap Growth
-    SBL Small Cap Value
-    SBL Social Awareness

(1) The AIM V.I. Health Sciences Fund will become the AIM V.I. Global HealthCare Fund effective July 1, 2005.

     You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

FIXED ACCOUNT -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. The Fixed Account is not available in all states. See "The Fixed Account."

PURCHASE PAYMENTS -- Your initial Purchase Payment must be at least $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500 ($50 under an Automatic Investment Program). See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

     At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

     The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider):

-    Guaranteed Minimum Income Benefit at 3% or 5%;

-    Dollar for Dollar Living Benefit; (1)

-    Annual Stepped Up Death Benefit;*

-    Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Enhanced Death Benefit;*

-    Combined Enhanced and Annual Stepped Up Death Benefit;*

-    Combined Enhanced and Guaranteed Growth Death Benefit;*

-    Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Dollar for Dollar Combination Benefit;* (1)

-    Guaranteed Minimum Withdrawal Benefit;

-    Total Protection;*

-    Extra Credit at 3%, 4% or 5%;

-    Waiver of Withdrawal Charge; or

-    0-Year or 4-Year Alternate Withdrawal Charge.

*    Provides a death benefit.

(1). This Rider is available beginning on or about July 1, 2005.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, the Dollar for Dollar Living Benefit Rider, and the Total Protection Rider, which are also available for purchase on a Contract Anniversary. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider under "Optional Riders."

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect) allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

     CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

     The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

PURCHASE PAYMENT AGE
     (IN YEARS)        WITHDRAWAL CHARGE
--------------------   -----------------
         1                     7%
         2                     7%
         3                     6%
         4                     5%
         5                     4%
         6                     3%
         7                     2%
     8 and over                0%

     The amount of the total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

     MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 1.20%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                             ANNUAL MORTALITY AND
      CONTRACT VALUE         EXPENSE RISK CHARGE
--------------------------   --------------------
Less than $25,000                    1.45%
At least $25,000 but less
   than $100,000                     1.30%
$100,000 or more                     1.20%

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, and is deducted daily. See "Mortality and Expense Risk Charge."

     OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

     The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit, Dollar for Dollar Living Benefit, and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may not terminate a rider after issue, unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select riders with total rider charges that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00%. Each rider and its charge are listed below. See "Optional Rider Charges."

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                                                          Annual
                                                                           Rate(1)     Rider Charge
                                                                           -------     ------------
Guaranteed Minimum Income Benefit                                               3%       0.15%
                                                                                5%       0.30%
Dollar for Dollar Living Benefit                                                6%       0.60%
Annual Stepped Up Death Benefit                                                --        0.20%
Guaranteed Growth Death Benefit                                                 3%       0.10%
                                                                                5%       0.20%
                                                                                6%(2)    0.25%
                                                                                7%(2)    0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit                  5%       0.25%
Enhanced Death Benefit                                                         --        0.25%
Combined Enhanced and Annual Stepped Up Death Benefit                          --        0.35%
Combined Enhanced and Guaranteed Growth Death Benefit                           5%       0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit        5%       0.40%
Dollar for Dollar Combination Benefit                                           6%       0.85%
Guaranteed Minimum Withdrawal Benefit                                          --        0.45%(3)
Total Protection                                                               --        0.85%(4)
Extra Credit(5)                                                                 3%       0.40%
                                                                                4%       0.55%
                                                                                5%       0.70%
Waiver of Withdrawal Charge                                                    --        0.05%
Alternate Withdrawal Charge(6)                                             0-Year        0.70%
                                                                           4-Year        0.60%(7)

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Dollar for Dollar Living Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the Dollar for Dollar Combination Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)  Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(4) The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(6) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(7) The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.

     ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

     ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

     PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. In Maine, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

     LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

     OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

     The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

TAX-FREE EXCHANGES -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

CONTACTING THE COMPANY -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3000 or 1-800-888-2461.

EXPENSE TABLE

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."

Sales Load on Purchase Payments                                         None
Deferred Sales Charge (as a percentage of amount withdrawn
   attributable to Purchase Payments)                                      7%(1)
Transfer Fee (per transfer)                                             None

PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.

Account Administration Charge                                          $  30(2)
Net Loan Interest Charge(3)                                              2.5%
Separate Account Annual Expenses (as a percentage of average
   Subaccount daily net assets)
   Annual Mortality and Expense Risk Charge                             1.45%(4)
   Annual Administration Charge                                         0.15%
   Maximum Annual Charge for Optional Riders                            1.55%(5)
   Total Separate Account Annual Expenses                               3.15%

(1) The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

(2) An account administration charge of $30 is deducted at each Contract Anniversary and a pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

(3) The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5% and plus the amount of total rider charges) and the amount of interest the Company credits to the loan account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.5%, plus the amount of any applicable rider charges.

(4) The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 1.45%; At least $25,000 but less than $100,000 - 1.30%; $100,000 or more - 1.20%. Any mortality and expense risk charge above the minimum charge of 1.20% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."

(5) You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) You may not select riders with total charges that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                              Interest       Annual
                                                               Rate(1)    Rider Charge
                                                              --------    ------------
Guaranteed Minimum Income Benefit Rider                            3%         0.15%
                                                                   5%         0.30%
Dollar for Dollar Living Benefit                                   6%         0.60%
Annual Stepped Up Death Benefit Rider                             --          0.20%
Guaranteed Growth Death Benefit Rider                              3%         0.10%
                                                                   5%         0.20%
                                                                   6%(2)      0.25%
                                                                   7%(2)      0.30%
Combined Annual Stepped Up Death Benefit Rider and
   Guaranteed Growth Death Benefit Rider                           5%         0.25%
Enhanced Death Benefit Rider                                      --          0.25%
Combined Enhanced and Annual Stepped Up Death Benefit Rider       --          0.35%
Combined Enhanced and Guaranteed Growth Death Benefit Rider        5%         0.35%
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth
   Death Benefit Rider                                             5%         0.40%
Dollar for Dollar Combination Benefit                              6%         0.85%
Guaranteed Minimum Withdrawal Benefit Rider                       --          0.45%(3)
Total Protection Rider                                            --          0.85%(3)
Extra Credit Rider(4)                                              3%         0.40%
                                                                   4%         0.55%
                                                                   5%         0.70%
Waiver of Withdrawal Charge Rider                                 --          0.05%
Alternate Withdrawal Charge Rider(5)                          0-Year          0.70%
                                                              4-Year          0.60%(6)

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Dollar for Dollar Living Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the Dollar for Dollar Combination Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)  Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection." The current charge for each such Rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

(4) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(5) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(6) The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issued your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.

                                                     MINIMUM   MAXIMUM
                                                     -------   -------
Total Annual Underlying Fund Operating Expenses(1)    0.65%     2.57%

(1) Expenses deducted from Underlying Fund assets include management fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2004, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2004.

EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including the maximum rider charge) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                      1         3        5       10
                                     YEAR     YEARS    YEARS    YEARS
                                    ------   ------   ------   ------
If you surrender your Contract at
   the end of the applicable time
   period                           $1,197   $2,228   $3,157   $5,518

If you do not surrender or you
   annuitize your Contract             570    1,698    2,809    5,518

CONDENSED FINANCIAL INFORMATION

     The following condensed financial information presents accumulation unit values for each of the years in the period ending December 31, 2004, as well as ending accumulation units outstanding under each Subaccount.

                                                                          2004       2003     2002(A)
                                                                        --------   --------   -------
AIM V.I. BASIC VALUE
Accumulation unit value:
   Beginning of period ..............................................   $  12.72         --      --
   End of period ....................................................   $  13.50   $  12.72      --
Accumulation units outstanding at the end of period .................    482,437     37,206      --

AIM V.I. HEALTH SCIENCES (FORMERLY INVESCO VIF HEALTH SCIENCES)(1)
Accumulation unit value:
   Beginning of period ..............................................   $  11.59         --      --
   End of period ....................................................   $  11.94   $  11.59      --
Accumulation units outstanding at the end of period .................     23,325      6,795      --

AIM V.I. INTERNATIONAL GROWTH (B)
Accumulation unit value:
   Beginning of period ..............................................   $  10.00         --      --
   End of period ....................................................   $  11.56         --      --
Accumulation units outstanding at the end of period .................    490,166         --      --

AIM V.I. MID CAP CORE EQUITY
Accumulation unit value:
   Beginning of period ..............................................   $  12.21         --      --
   End of period ....................................................   $  13.28   $  12.21      --
Accumulation units outstanding at the end of period .................     12,624        888      --

AIM V.I. REAL ESTATE
Accumulation unit value:
   Beginning of period ..............................................   $  12.75         --      --
   End of period ....................................................   $  16.68   $  12.75      --
Accumulation units outstanding at the end of period .................    161,870     22,672      --

AMERICAN CENTURY VP ULTRA
Accumulation unit value:
   Beginning of period ..............................................   $  11.52         --      --
   End of period ....................................................   $  12.20   $  11.52      --
Accumulation units outstanding at the end of period .................    775,279    143,494      --

AMERICAN CENTURY VP VALUE
Accumulation unit value:
   Beginning of period ..............................................   $  12.23         --      --
   End of period ....................................................   $  13.37   $  12.23      --
Accumulation units outstanding at the end of period .................    714,068    132,193      --

DREYFUS IP TECHNOLOGY GROWTH (B)
Accumulation unit value:
   Beginning of period ..............................................   $  10.00         --      --
   End of period ....................................................   $  10.11         --      --
Accumulation units outstanding at the end of period .................        299         --      --

DREYFUS VIF INTERNATIONAL VALUE (B)
Accumulation unit value:
   Beginning of period ..............................................   $  10.00         --      --
   End of period ....................................................   $  11.20         --      --
Accumulation units outstanding at the end of period .................    443,735         --      --

                                                                           2004        2003     2002(A)
                                                                        ----------   --------   -------
EVOLUTION MANAGED BOND (B)
Accumulation unit value:
   Beginning of period ..............................................   $    10.00         --        --
   End of period ....................................................   $    10.08         --        --
Accumulation units outstanding at the end of period .................       74,722         --        --

EVOLUTION MANAGED EQUITY (B)
Accumulation unit value:
   BegSSSSng of period ..............................................   $    10.00         --        --
   End of period ....................................................   $    10.23         --        --
Accumulation units outstanding at the end of period .................      102,089         --        --

OPPENHEIMER MAIN STREET SMALL CAP
Accumulation unit value:
   Beginning of period ..............................................   $    13.53         --        --
   End of period ....................................................   $    15.44   $  13.53        --
Accumulation units outstanding at the end of period .................      260,470     27,124        --

PIMCO VIT ALL ASSET
Accumulation unit value:
   Beginning of period ..............................................   $    10.76         --        --
   End of period ....................................................   $    11.49   $  10.76        --
Accumulation units outstanding at the end of period .................       13,198      2,219        --

PIMCO VIT LOW DURATION
Accumulation unit value:
   Beginning of period ..............................................   $     9.79         --        --
   End of period ....................................................   $     9.55   $   9.79        --
Accumulation units outstanding at the end of period .................    1,113,994    151,464        --

PIMCO VIT REAL RETURN
Accumulation unit value:
   Beginning of period ..............................................   $    10.36         --        --
   End of period ....................................................   $    10.80   $  10.36        --
Accumulation units outstanding at the end of period .................      200,767      6,732        --

RYDEX VT SECTOR ROTATION
Accumulation unit value:
   Beginning of period ..............................................   $    12.19         --        --
   End of period ....................................................   $    12.92   $  12.19        --
Accumulation units outstanding at the end of period .................      115,452      5,095        --

SBL ALPHA OPPORTUNITY
Accumulation unit value:
   Beginning of period ..............................................   $    11.55         --        --
   End of period ....................................................   $    12.44   $  11.55        --
Accumulation units outstanding at the end of period .................       15,207        169        --

SBL DIVERSIFIED INCOME
Accumulation unit value:
   Beginning of period ..............................................   $    10.41   $  10.53   $ 10.15
   End of period ....................................................   $    10.34   $  10.41   $ 10.53
Accumulation units outstanding at the end of period .................    1,341,795    282,307    48,362

SBL ENHANCED INDEX
Accumulation unit value:
   Beginning of period ..............................................   $     9.15         --        --
   End of period ....................................................   $     9.63   $   9.15        --
Accumulation units outstanding at the end of period .................      121,648     10,228        --

                                                                          2004       2003     2002(A)
                                                                        --------   --------   -------
SBL EQUITY
Accumulation unit value:
   Beginning of period ..............................................   $   8.65   $   7.42   $  8.97
   End of period ....................................................   $   8.93   $   8.65   $  7.42
Accumulation units outstanding at the end of period .................    317,502    118,225    32,942

SBL EQUITY INCOME
Accumulation unit value:
   Beginning of period ..............................................   $   9.67         --        --
   End of period ....................................................   $  10.59   $   9.67        --
Accumulation units outstanding at the end of period .................    272,765     11,423        --

SBL GLOBAL
Accumulation unit value:
   Beginning of period ..............................................   $  10.18   $   7.41   $  9.56
   End of period ....................................................   $  11.58   $  10.18   $  7.41
Accumulation units outstanding at the end of period .................    396,190    149,380    16,179

SBL HIGH YIELD
Accumulation unit value:
   Beginning of period ..............................................   $  10.95   $   9.40   $  9.96
   End of period ....................................................   $  11.70   $  10.95   $  9.40
Accumulation units outstanding at the end of period .................    662,871    147,317    28,924

SBL LARGE ssP GROWTH
Accumulation unit value:
   Beginning of period ..............................................   $   8.74   $   7.36   $  8.73
   End of period ....................................................   $   8.64   $   8.74   $  7.36
Accumulation units outstanding at the end of period .................    617,257    107,263    28,836

SBL LARGE CAP VALUE
Accumulation unit value:
   Beginning of period ..............................................   $   9.27   $   7.51   $  9.51
   End of period ....................................................   $   9.83   $   9.27   $  7.51
Accumulation units outstanding at the end of period .................     63,353     25,741    27,124

SBL MAIN STREET GROWTH AND INCOME(R)
Accumulation unit value:
   Beginningsssssssiod ..............................................   $   9.37   $   7.75   $  9.43
   End of period ....................................................   $   9.75   $   9.37   $  7.75
Accumulation units outstanding at the end of period .................     89,790     90,456    15,028

SBL MANAGED ASSET ALLOCATION
Accumulation unit value:
   Beginning of period ..............................................   $  10.30         --        --
   End of period ....................................................   $  10.92   $  10.30        --
Accumulation units outstanding at the end of period .................     34,605     21,211        --

SBL MID CAP GROWTH
Accumulation unit value:
   Beginning of period ..............................................   $  10.18   $   6.80   $  9.00
   End of period ....................................................   $  10.73   $  10.18   $  6.80
Accumulation units outstanding at the end of period .................    340,357    105,877    16,426

SBL MID CAP VALUE
Accumulation unit value:
   Beginning of period ..............................................   $  11.37   $   7.70   $  9.66
   End of period ....................................................   $  13.82   $  11.37   $  7.70
Accumulation units outstanding at the end of period .................    310,662     75,461    14,448

                                                                          2004       2003     2002(A)
                                                                        --------   --------   -------
SBL MONEY MARKET
Accumulation unit value:
   Beginning of period ..............................................   $   9.38   $   9.74    $ 9.92
   End of period ....................................................   $   9.04   $   9.38    $ 9.74
Accumulation units outstanding at the end of period .................    652,481    241,737     5,425

SBL SELECT 25
Accumulation unit value:
   Beginning of period ..............................................   $   8.11         --        --
   End of period ....................................................   $   8.67   $   8.11        --
Accumulation units outstanding at the end of period .................      5,798      5,028        --

SBL SMALL CAP GROWTH
Accumulation unit value:
   Beginning of period ..............................................   $  11.13   $   7.43    $ 9.10
   End of period ....................................................   $  12.49   $  11.13    $ 7.43
Accumulation units outstanding at the end of period .................    163,559     10,489     4,650

SBL SMALL CAP VALUE
Accumulation unit value:
   Beginning of period ..............................................   $  11.93   $   8.26    $10.17
   End of period ....................................................   $  13.74   $  11.93    $ 8.26
Accumulation units outstanding at the end of period .................     34,576      8,353     1,479

SBL SOCIAL AWARENESS
Accumulation unit value:
   Beginning of period ..............................................   $   9.00         --        --
   End of period ....................................................   $   9.06   $   9.00        --
Accumulation units outstanding at the end of period .................         --         --        --

(1) The AIM V.I. Health Sciences Fund will become the AIM V.I. Global HealthCare Fund effective July 1, 2005.

(a)  For the period of June 1, 2002 (date of inception) through December 31,
     2002.

(b) For the period of time of April 29, 2004 (date of inception) through December 31, 2004.

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

     On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

     The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2004, the Company had total assets of approximately $11.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $14.7 billion.

PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

     The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company. It is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

     Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

     Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from the use of the Underlying Funds for mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force an Underlying Fund to sell securities at disadvantageous prices.

     A summary of the investment objective of each Underlying Fund is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

     PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

     ADMINISTRATIVE, MARKETING, AND SUPPORT SERVICE PAYMENTS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services the Company (or its affiliates) provide. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, issuing, distributing, and administering the Contract.

     12B-1 FEES. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The Company and SDI anticipate they will receive 12b-1 fees of either 0% or 0.25% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     ADMINISTRATIVE PAYMENTS. The Company (or its affiliates) also receive from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Underlying Funds a servicing fee for administrative and other services the Company (or its affiliates) provide relating to Separate Account operations. These payments are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Payments of fees under these agreements do not increase the fees or expenses paid by the Underlying Funds or their shareholders. The Company and its affiliates anticipate they will receive administrative payments that range from 0.15% to 0.45% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

     TOTAL PAYMENTS. The Company and its affiliates, including SDI, anticipate they will receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and administrative payments that range in total from 0.30% to a maximum of 0.55% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will compensate the Company for providing administrative, marketing, and support services, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your

Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

     The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRA's established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

     The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider):

-    Guaranteed Minimum Income Benefit at 3% or 5%;

-    Dollar for Dollar Living Benefit;(1)

-    Annual Stepped Up Death Benefit;*

-    Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Enhanced Death Benefit;*

-    Combined Enhanced and Annual Stepped Up Death Benefit;*

-    Combined Enhanced and Guaranteed Growth Death Benefit;*

-    Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*

     Dollar for Dollar Combination Benefit;* (1)

-    Guaranteed Minimum Withdrawal Benefit;

-    Total Protection;*

-    Extra Credit at 3%, 4% or 5%;

-    Waiver of Withdrawal Charge; or

-    0-Year or 4-Year Alternate Withdrawal Charge.

*    Provides a death benefit.

(1). This Rider is available beginning on or about July 1, 2005.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, the Dollar for Dollar Living Benefit Rider, and the Total Protection Rider, which are also available for purchase on a Contract Anniversary. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider below.

GUARANTEED MINIMUM INCOME BENEFIT -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.

     In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.

DOLLAR FOR DOLLAR LIVING BENEFIT -- The Dollar for Dollar Living Benefit Rider will be available beginning on or about July 1, 2005. If the rider is available, you may purchase it when you purchase the Contract or on any Contract Anniversary. This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment "floor."

     The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the SBL Money Market Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the SBL Money Market Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Income Benefit. If you purchase this rider when you purchase the Contract, the

Annual Limit initially is equal to 6% of the initial Purchase Payment, including any Credit Enhancement. If you purchase this rider on a Contract Anniversary, the Annual Limit initially is equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.

     The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.

     In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday.

     In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.

     Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10-year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10-year period certain. See the discussion of Option 2 and Option 4B under "Annuity Options." The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2%.

     The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. THE ALTERNATE BENEFIT IS AVAILABLE ONLY ON THE TENTH ANNIVERSARY OF THE RIDER PURCHASE DATE AND SHALL NOT BE AVAILABLE THEREAFTER. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30-day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):

PAYMENT FREQUENCY   TOTAL NUMBER OF PAYMENTS
-----------------   ------------------------
     Monthly                   180
    Quarterly                   60
    Semiannual                  30
      Annual                    15

The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15-year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under "Annuity Options").

     The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.

     If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.

     This rider is available only if the age of the Annuitant at the time the rider is issued is: (1) age 69 or younger for a Contract with a single Annuitant issued in connection with a Qualified Plan; (2) age 74 or younger for a Contract with Joint Annuitants issued in connection with a Qualified Plan; and (3) age 79 or younger for a Contract with a single or Joint Annuitants issued in connection with a Non-Qualified Plan.

ANNUAL STEPPED UP DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

- The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

- Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

- An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the SBL Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.   The Annual Stepped Up Death Benefit (as described above); or

4.   The Guaranteed Growth Death Benefit at 5% (as described above).

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

ENHANCED DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

- "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

- "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

DOLLAR FOR DOLLAR COMBINATION BENEFIT -- The Dollar for Dollar Combination Benefit Rider will be available beginning on or about July 1, 2005. This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit") as described under "Dollar for Dollar Living Benefit"; provided, however, that unlike the Dollar for Dollar Living Benefit Rider, this rider is available only at the time you purchase the Contract. For a discussion of the Minimum Income Benefit, see "Dollar for Dollar Living Benefit."

     In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Minimum Death Benefit, as described below.

The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit "floor."

     The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.

     The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the SBL Money Market Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the SBL Money Market Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Limit"), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, including any Credit Enhancement, but not including any Additional Amounts. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.

     The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.

     In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the Contract Anniversary following the oldest Owner's 80th birthday, or (3) the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of (a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.

     In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.

     The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit under the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.

     This rider is available only if the age of each Owner on the Contract Date is 79 or younger and the age of each Annuitant on the Contract Date is: (1) 69 or younger for a Contract with a single Annuitant issued in connection with a Qualified Plan; (2) 74 or younger for a Contract with Joint Annuitants issued in connection with a Qualified Plan; and (3) 79 or younger for a Contract with a single or Joint Annuitants issued in connection with a Non-Qualified Plan. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. If you elect this rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchase the rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the Valuation Date we add this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

      ANNUAL
WITHDRAWAL AMOUNT*   BENEFIT AMOUNT*
------------------   ---------------
        5%                 130%
        6%                 110%
        7%                 100%

* A percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary)

     If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

     If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

     The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.

      The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

      After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 85 or younger.

TOTAL PROTECTION -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.

     Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

     This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary).

     The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

     The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

     The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.

     This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 79 or younger.

EXTRA CREDIT -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 3%, 4% or 5% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger.

     In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.   Contract Value immediately prior to the withdrawal.

     The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

     The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

     The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

     If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

INTEREST RATE   RATE OF RETURN (NET OF EXPENSES)
-------------   --------------------------------
      3%                     -5.00%
      4%                     -1.50%
      5%                      0.80%

     The Company may pay an additional Credit Enhancement to customers of broker-dealers that are concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company will pay the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchange their current contract for this Contract and pay a withdrawal charge on the exchange. When such a customer purchases a Credit Enhancement of 5%, the Company may add an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determines the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company must be notified when a purchase is made that qualifies under this provision. There is no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and may be subject to a withdrawal charge.

WAIVER OF WITHDRAWAL CHARGE -- This rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.

     The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

     The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

     The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

     Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

     The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

     If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.

ALTERNATE WITHDRAWAL CHARGE -- This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

           0-YEAR SCHEDULE                        4-YEAR SCHEDULE
------------------------------------   ------------------------------------
PURCHASE PAYMENT                       PURCHASE PAYMENT
 AGE (IN YEARS)    WITHDRAWAL CHARGE    AGE (IN YEARS)    WITHDRAWAL CHARGE
----------------   -----------------   ----------------   -----------------
   0 and over              0%                 1                   7%
                                              2                   7%
                                              3                   6%
                                              4                   5%
                                          5 and over              0%

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

PURCHASE PAYMENTS -- The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

     The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its general account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the

Purchase Payment until the application is made complete.

     The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

     If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.

     You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

     An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether

Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

     After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

     You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "Transfers and Withdrawals from the Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

     To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

     Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer

Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

     Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

     The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

     You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account." The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the SBL Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

     FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

     The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

-    the total dollar amount being transferred;

-    the number of transfers you made within the previous 12 months;

-    transfers to and from (or from and to) the same Subaccount;

- whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

- whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

     If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company will send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, the Company will require that you submit transfer requests in writing via regular U.S. mail for a 90-day period if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period, as follows.

                                                               NUMBER OF ROUND
                         SUBACCOUNT                           TRIPS TRANSFERS*
                         ----------                           ----------------
SBL Money Market                                                  Unlimited
Rydex VT Sector Rotation, PIMCO VIT All Asset                         6

AIM V.I. Basic Value, AIM V.I. Health Sciences, AIM V.I.
International Growth, AIM V.I. Mid Cap Core Equity, AIM V.I.
Real Estate, Dreyfus IP Technology Growth, Dreyfus VIF
International Value, Oppenheimer Main Street Small Cap
Fund/VA, PIMCO VIT Low Duration, PIMCO VIT Real Return,
Evolution VP Managed Bond, Evolution VP Managed Equity, SBL
Alpha Opportunity, SBL Diversified Income, SBL Enhanced
Index, SBL Equity, SBL Equity Income, SBL Global, SBL High
Yield, SBL Large Cap Growth, SBL Large Cap Value, SBL Main
Street Growth and Income, SBL Managed Asset Allocation, SBL
Mid Cap Growth, SBL Mid Cap Value, SBL Select 25, SBL Small
Cap Growth, SBL Small Cap Value, SBL Social Awareness                 4

American Century VP Ultra, American Century VP Value                  2

* Number of round trip transfers in any 12-month period that will trigger a letter requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter.

     In addition to the Company's own frequent transfer procedures, managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

     To the extent permitted by applicable law, the Company reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

     The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

     Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

     The Company does not limit or restrict transfers to or from the SBL Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

     Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some

Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

     On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

- Investment performance of the Subaccounts to which you have allocated Contract Value,

-    Interest credited to the Fixed Account,

-    Payment of Purchase Payments,

-    The amount of any outstanding Contract Debt,

-    Full and partial withdrawals, and

- Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

     Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

     In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

     The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

     The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 1.20%, and (5) the administration charge under the Contract of 0.15%.

     The minimum mortality and expense risk charge of 1.20% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

CUT-OFF TIMES -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

     The Company requires the signature of all Owners on any request for withdrawal, and a guarantee of all such signatures to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

     A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the loan account.

     The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Request for Scheduled Systematic Payments form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit."

     In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

     The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

     If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.

     If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements" below. If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

     The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

     If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

     If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of Annual Stepped Up Death Benefit Rider, Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider, Dollar for Dollar Combination Benefit Rider, and Total Protection Rider. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.

     The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. IF THE COMPANY DOES NOT RECEIVE AT ITS ADMINISTRATIVE OFFICE WITHIN SIX MONTHS OF THE DATE OF THE OWNER'S DEATH INSTRUCTIONS REGARDING THE DEATH BENEFIT PAYMENT, THE DEATH BENEFIT WILL BE AS SET FORTH IN ITEM 2 ABOVE. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.

     For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

     For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract.

     The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

     The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

PURCHASE PAYMENT AGE (IN YEARS)   WITHDRAWAL CHARGE
-------------------------------   -----------------
               1                          7%
               2                          7%
               3                          6%
               4                          5%
               5                          4%
               6                          3%
               7                          2%
           8 and over                     0%

     The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon:
(1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

     The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 1.20%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                                          ANNUAL MORTALITY AND
CONTRACT VALUE                             EXPENSE RISK CHARGE
--------------                            --------------------
Less than $25,000                                 1.45%
At least $25,000 but less than $100,000           1.30%
$100,000 or more                                  1.20%

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and operating the Subaccounts.

     The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

     The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. In Maine, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

LOAN INTEREST CHARGE -- The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

OPTIONAL RIDER CHARGES -- In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit, Dollar for Dollar Living Benefit, and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may select only one Rider that provides a death benefit.

     The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00%.

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                                       Annual
                                                          Rate(1)   Rider Charge
                                                          -------   ------------
Guaranteed Minimum Income Benefit                            3%        0.15%
                                                             5%        0.30%
Dollar for Dollar Living Benefit                             6%        0.60%
Annual Stepped Up Death Benefit                             --         0.20%
Guaranteed Growth Death Benefit                              3%        0.10%
                                                             5%        0.20%
                                                             6%(2)     0.25%
                                                             7%(2)     0.30%
Combined Annual Stepped Up and Guaranteed Growth
   Death Benefit                                             5%        0.25%
Enhanced Death Benefit                                      --         0.25%
Combined Enhanced and Annual Stepped Up Death Benefit       --         0.35%
Combined Enhanced and Guaranteed Growth Death Benefit        5%        0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed
   Growth Death Benefit                                      5%        0.45%
Dollar for Dollar Combination Benefit                        6%        0.85%
Guaranteed Minimum Withdrawal Benefit                       --         0.45%(3)
Total Protection                                            --         0.85%(4)
Extra Credit(5)                                              3%        0.40%
                                                             4%        0.55%
                                                             5%        0.70%
Waiver of Withdrawal Charge                                 --         0.05%
Alternate Withdrawal Charge(6)                             0-Year      0.70%
                                                           4-Year      0.60%(7)

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Dollar for Dollar Living Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, and the Dollar for Dollar Combination Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)  Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 2.00%.

(4) The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 2.00%.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(6) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(7) The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your Rider on or after January 1, 2005. However, if the Company issued your Rider prior to that date, the charge is 0.55%.

GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.45% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each

Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.

UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

     On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

     The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

     Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

     You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

     You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

     Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

     If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

     An Owner may transfer Contract Value among the Subaccounts during the Annuity Period.

     The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS --

     OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the Dollar for Dollar Living Benefit Rider, or the Dollar for Dollar Combination Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the Dollar for Dollar Living Benefit and Dollar for Dollar Combination Riders) in lieu of the rate described above.

     OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

     OPTION 4 --

     A. JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION 4A. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     B. JOINT AND LAST SURVIVOR WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the Dollar for Dollar Living Benefit Rider, or the Dollar for Dollar Combination Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% (2% for the Dollar for Dollar Living Benefit and Dollar for Dollar Combination Riders) in lieu of the rate described above.

     OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

     OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4A, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

     The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

     The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

     On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

     Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting


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

annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

     The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant's 95th birthday.

THE FIXED ACCOUNT

     The Fixed Account is not available in all states. If it is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

     Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

     Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.


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

     Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

     For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

     If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DCA PLUS ACCOUNT -- The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company's Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.

     The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.

     You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased a 0-Year or 4-Year Alternate Withdrawal Charge Rider or the Extra Credit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA


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

Plus Account to one or more of the Subaccounts.

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES -- Premium taxes and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any Optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than six months, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

     The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."

     If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

     You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and


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

transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

     JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

     Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account, within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

- During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

- During which trading on the New York Stock Exchange is restricted as determined by the SEC,

- During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate


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

     Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

- For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan; provided, however, that loans are not available in certain states. If loans are available in your state, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater ($10,000 limit is not available for contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

     When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 3.7%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

      Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must


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

make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

     If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

     While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.

     In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

     You should consult with your tax adviser on the effect of a loan.

     Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

     Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

     If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

     The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM -- If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education.

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation


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of the present federal income tax laws or of the current interpretations by the
IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT --

     GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

     CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

     DIVERSIFICATION STANDARDS. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of
Section 817(h).

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner),


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

rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

     The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.

INCOME TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS -- Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

     SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY START DATE. Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

     SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY START DATE. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

     For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

     PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS. With respect to amounts


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

withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS --

     DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

     Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

     GIFT OF ANNUITY CONTRACTS. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

     CONTRACTS OWNED BY NON-NATURAL PERSONS. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a


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

natural person is considered held by a natural person.

     MULTIPLE CONTRACT RULE. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

     In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

     POSSIBLE TAX CHANGES. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

     TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

     The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary


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

designation or elected payment option may not be enforceable.

     The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

     The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

     SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

     Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code
Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

     If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

     If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

     A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

     Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

     A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

     Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

     SECTIONS 408 AND 408A. INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the


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

Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

     IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

     TAX YEAR         AMOUNT
-------------------   ------
     2005-2007        $4,000
2008 and thereafter   $5,000

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the 2005 tax year, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($70,000 for a married couple filing a joint return and $50,000 for a single taxpayer in 2005). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

     Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

     In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

     Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

     ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

     Regular contributions to a Roth IRA are not deductible, and rollovers and


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

conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner's lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner's death must begin to be distributed by the end of the first calendar year after death, and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the amount must be distributed by the end of the fifth full calendar year after death of the contract owner.

     ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

     If any portion of the balance to the credit of an employee in a Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

     An "eligible retirement plan" will be another Section 403(b) plan, a traditional individual retirement account or annuity described in Code Section 408.

     A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

     TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

     The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

     MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

     WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

     The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

     In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

     The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

     You will also receive an annual and semiannual report containing financial statements for each Underlying Fund, which will include a list of the portfolio securities of each Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES -- You may request a transfer of Contract Value and may make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by


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telephone if the proper form has been completed, signed, and filed at the
Company's Administrative Office. You also may request a transfer of Contract Value electronically via facsimile, or through the Company's Internet web site if you have authorized your financial representative to make financial transactions on your behalf. Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

     The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

     By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

STATE VARIATIONS -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

LEGAL PROCEEDINGS -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

     In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, SDI, or the Separate Account.


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LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has
passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

SALE OF THE CONTRACT -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

     PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc.

     SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2004, 2003, and 2002, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $4,849,070, $6,434,187, and $3,613,911, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.

     SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its general account.

     COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6.5% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/ or 0.65% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials (such as the one described below); however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

     The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer,


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depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY
RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives. The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2004 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance policies (including the Contract): Vantage Securities, Inc.; Aquarius Fund Distributors, LLC; OFG Financial Services, Inc.; Brecek & Young Advisors, Inc.; Legend Equities Corp.; Morgan Keegan and Company, Inc.; Lincoln Investment Planning, Inc.; Butler Freeman Tally Financial Group, LLC; PacVest Associates, Inc.; and USA Financial Securities Corporation.

      These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO AFFILIATED SELLING BROKER-DEALERS. In addition to ordinary commissions, non-cash compensation, and additional compensation, the Company pays some or all of the operating and other expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of the Contract in accordance with its respective internal compensation program.

     BONUS COMMISSION PAYMENT PROGRAM. During the period from January 1, 2005 through December 31, 2005, Security Distributors, Inc. ("SDI"), in connection with the Company, will offer special "bonus" commission payment programs


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pursuant to which SDI will pay additional commissions ("Promotional Payments")
to certain selling firms whose registered representatives achieve certain target Purchase Payment levels under the Contract and certain other variable annuity contracts issued by the Company (the "variable annuity contracts"). Each selling firm determines, in its own discretion, whether to pay its registered representatives all or a portion of the Promotional Payments it receives.

     SDI has in effect two "bonus" commission payment programs and a selling firm will be paid under only one such program for Purchase Payments received under a particular variable annuity contract.

     Under the first program, the amount of a Promotional Payment depends on the amount of total Purchase Payments made under the variable annuity contracts attributable to a particular registered representative's sales. Total Purchase Payments include initial Purchase Payments and all subsequent Purchase Payments made between January 1, 2005 and December 31, 2005. The higher the number of variable annuity contracts sold and/or the dollar amount of total Purchase Payments made during this period, the higher a selling firm's Promotional Payments may be. For example, if total Purchase Payments attributable to your registered representative reach $1,000,000 during 2005, his or her selling firm will receive a promotional payment of $1,500. Selling firms may receive Promotional Payments of up to $50,000 for each registered representative if total Purchase Payments attributable to that registered representative reach $10,000,000 under this program.

     Under the second program, the amount of a Promotional Payment is equal to 1.00% of "eligible Purchase Payments" made under variable annuity contracts attributable to a particular registered representative's sales. Eligible Purchase Payments include:

1. Initial Purchase Payments and all subsequent Purchase Payments made under a variable annuity contract issued in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code between January 1, 2005 and February 28, 2006 pursuant to a salary reduction program, if the application for the Contract is received by the Company between January 1, 2005 and December 31, 2005; and

2. Initial or subsequent Purchase Payments made under a variable annuity contract issued in connection with a retirement plan qualified under
     Section 403(b) of the Internal Revenue Code between January 1, 2005 and February 28, 2006, if the initial or subsequent Purchase Payment was made in connection with an exchange of an existing variable annuity contract or variable life insurance policy occurring between January 1, 2005 and December 31, 2005.

     Selling firms must meet certain minimum eligible Purchase Payment levels attributable to a particular registered representative's sales before qualifying for Promotional Payments under the second program.

     The higher the number of variable annuity contracts sold between January 1, 2005 and December 31, 2005 and/or the dollar amount of total Purchase Payments made between January 1, 2005 and February 28, 2006, the higher a selling firm's Promotional Payments under this program may be. For example, if total eligible Purchase Payments attributable to your registered representative reach $1,000,000 by February 28, 2006, his or her selling firm will receive a promotional payment of $10,000. However, if total eligible Purchase Payments attributable to your registered representative reach $10,000,000 by February 28, 2006, his or her selling firm will receive a promotional payment of $100,000.

     SDI will not pay any Promotional Payments to a selling firm if a Contract:
(1) does not impose a contingent deferred sales charge or only imposes a contingent deferred sales charge during the first Contract Year; (2) was purchased in exchange for an existing variable annuity contract or variable life insurance policy issued by the Company or its affiliate; or (3) was purchased in exchange for a variable annuity contract or variable life insurance policy issued by an insurance company not affiliated with the Company and the contingent deferred sales charge was waived as a result of the exchange.

     The prospect of receiving, or the receipt of, Promotional Payments may


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provide selling firms and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. For more information about Promotional Payments or any other compensation arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

PERFORMANCE INFORMATION

     Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

     Current yield for the Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the SBL Money Market Subaccount yields may also become extremely low and possibly negative.

     For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

     Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

     Although the Contract was not available for purchase until December 4, 2000, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.


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ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS -- The consolidated financial statements of the Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account XIV at December 31, 2004, and for the each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID
UNDER TAX-QUALIFIED RETIREMENT PLANS
   Section 403(b)
   Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS


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OBJECTIVES FOR UNDERLYING FUNDS

There is no guarantee that any Underlying Fund will meet its investment objective.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

AIM VARIABLE INSURANCE FUNDS -- The AIM Variable Insurance Funds is an open-end investment company. Shares of the Fund's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as investment adviser and manager of the portfolios of the Fund.

     AIM V.I. BASIC VALUE FUND (SERIES II SHARES). AIM V.I. Basic Value Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the Fund's portfolio managers believe to be undervalued in relation to long-term earning power or other factors. The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments, all of which are issued by U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign issuers.

     AIM V.I. HEALTH SCIENCES FUND (SERIES I SHARES). AIM V.I. Health Sciences Fund (formerly INVESCO VIF - Health Sciences Fund) (the "Fund") is a portfolio of the AIM Variable Insurance Funds. Effective July 1, 2005, AIM V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund.

     INVESTMENT OBJECTIVE: To seek capital growth. The Fund normally invests at least 80% of its assets in securities of health care industry companies.

     AIM V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES). AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund seeks this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-cap companies. In complying with the 80% investment requirement, the Fund may include synthetic instruments, which are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund considers a company to be a mid-cap company if it has a market capitalization at the time of purchase, within the range of market capitalizations of companies included in the Russell Midcap(TM) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 25% of its total assets in foreign securities.

     AIM V.I. INTERNATIONAL GROWTH FUND (SERIES II SHARES). AIM V.I. International Growth Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

     INVESTMENT OBJECTIVE: Seek to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The Fund may invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies. Such percentage limitations are applied at the time of purchase.

     AIM V.I. REAL ESTATE FUND (SERIES I SHARES). AIM V.I. Real Estate Fund (the "Fund") is a portfolio of the AIM


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Variable Insurance Funds. INVESCO Institutional (N.A.), Inc., 1355 Peachtree
Street, NE, Suite 250, Atlanta, Georgia, serves as the Fund's sub-adviser.

     INVESTMENT OBJECTIVE: To seek to achieve high total return. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC. -- American Century Variable Portfolios, Inc. is a registered open-end management investment company. Shares of the Fund's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri 64111, serves as investment adviser and manager of the series of American Century Variable Portfolios, Inc.

     AMERICAN CENTURY(R) VP ULTRA(R) FUND (CLASS II). American Century VP Ultra Fund (the "Fund") is a series of American Century Variable Portfolios, Inc.

     INVESTMENT OBJECTIVE: To seek long-term capital growth. The Fund managers look for stocks of large companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value. The managers use a bottom-up approach to select stocks to buy for the Fund. This means that the managers make their investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies, which present some unique risks. The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

     AMERICAN CENTURY(R) VP VALUE FUND (CLASS II). American Century VP Value Fund (the "Fund") is a series of American Century Variable Portfolios, Inc.

     INVESTMENT OBJECTIVE: To seek long-term capital growth. Income is a secondary objective. The Fund managers look for stocks of companies that they believe are undervalued at the time of purchase, using a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. Under normal market conditions, the Fund managers intend to keep at least 65% of the Fund's assets invested in U.S. equity securities at all times.

DREYFUS VARIABLE INVESTMENT FUND -- Dreyfus Variable Investment Fund is an open-end investment company. Shares of the Fund are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, serves as investment adviser to the Dreyfus Variable Investment Fund.

     DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO (SERVICE CLASS). Dreyfus IP Technology Growth Portfolio (the "Fund") is a series of the Dreyfus Variable Investment Fund.

     INVESTMENT OBJECTIVE: The Fund seeks capital appreciation. To pursue this goal, the Fund normally invests at least


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80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the Fund's assets may be invested in foreign securities. The Fund's stock investments may include common stocks, preferred stocks and convertible securities.

     DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO (SERVICE CLASS). Dreyfus VIF International Value Portfolio (the "Portfolio") is a series of the Dreyfus Variable Investment Fund.

     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in stocks. The Portfolio ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies. The Portfolio's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter. The Portfolio may invest in companies of any size. The Portfolio may also invest in companies located in emerging markets or shortly thereafter. THE POTOMAC INSURANCE TRUST -- EVOLUTION FUNDS -- The Potomac Insurance Trust is an open-end investment company. Shares of The Potomac Insurance Trust's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, NY 10004, serves as the Fund's investment adviser. Flexible Plan Investments, Ltd., 3883 Telegraph Rd., Suite 100, Bloomfield Hills, MI 48302-1432, serves as the Evolution Managed Bond and Equity Funds' sub-adviser.

     EVOLUTION MANAGED BOND FUND. Evolution Managed Bond Fund (the "Fund") is a series of The Potomac Insurance Trust.

     INVESTMENT OBJECTIVE: To seek a high total rate of return on an annual basis. The Fund will invest primarily in fixed-income securities indirectly through exchange-traded funds (ETFs), other investment companies and derivative securities. The Fund's investment strategy may result in the investment of a large portion or all of the assets of the Fund in cash or cash equivalents at any given time to provide security of principal, current income and liquidity.

     EVOLUTION MANAGED EQUITY FUND. Evolution Managed Equity Fund (the "Fund") is a series of The Potomac Insurance Trust.

     INVESTMENT OBJECTIVE: To seek a high total rate of return on an annual basis. The Fund will invest primarily in equity securities, both directly and indirectly through other investment vehicles, including American Depositary Receipts (ADRs), ETFs and other investment companies. The Fund's investment strategy may result in the investment of a large portion or all of the assets of the Fund in cash or cash equivalents at any given time to provide security of principal, current income and liquidity.

OPPENHEIMER VARIABLE ACCOUNT FUNDS -- The Oppenheimer Variable Account Funds is an open-end investment company. Shares of the Variable Account Funds' portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York, 10281 serves as investment adviser and manager of the series of the Oppenheimer Variable Account Funds.

     OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE CLASS). Oppenheimer Main Street Small Cap Fund (the "Fund") is a series of the Oppenheimer Variable Account Funds.

     INVESTMENT OBJECTIVE: To seek capital appreciation. The Fund invests mainly in common stocks of small-capitalization ("small cap") U.S. companies that OppenheimerFunds, Inc. believes have favorable business trends or prospects. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization. These may include "growth" and/or "value" common stocks and other equity securities. The Fund incorporates a blended style of investing combining both growth and value styles. The Fund currently considers an issuer having a market capitalization of up to $2.5 billion to be a "small-cap" issuer. The Fund measures that capitalization at the time the Fund buys the security, and it is not required to sell the security if


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the issuer's capitalization grows above $2.5 billion. Over time, the Fund may change the range of assets it uses to define "small cap" issuers, as market conditions change.

PIMCO VARIABLE INSURANCE TRUST -- The PIMCO Variable Insurance Trust is an open-end investment company. Shares of the PIMCO Variable Insurance Trust's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products. Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 100, Newport Beach, California 92660, serves as investment adviser and manager of the series of the PIMCO Variable Insurance Trust.

     PIMCO ALL ASSET PORTFOLIO (ADMINISTRATIVE CLASS). PIMCO All Asset Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

     INVESTMENT OBJECTIVE: To seek maximum real return consistent with preservation of real capital and prudent investment management. The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The Fund may invest in any of the funds of the PIMCO Funds an affiliated open-end investment company, except the Strategic Balanced and All Asset Funds ("Underlying PIMCO Funds"). Research Affiliates, the Fund's asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund's assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Fund's asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. The Fund's asset allocation sub-adviser has the flexibility to reallocate the Fund's assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets.

     PIMCO LOW DURATION PORTFOLIO (ADMINISTRATIVE CLASS). PIMCO Low Duration Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

     INVESTMENT OBJECTIVE: To seek maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO's forecast for interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.

     PIMCO REAL RETURN PORTFOLIO (ADMINISTRATIVE CLASS). PIMCO Real Return Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

     INVESTMENT OBJECTIVE: To seek maximum real return, consistent with preservation of real capital and prudent investment management. The Fund seeks its investment objective by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable


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inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of the Fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers Global Real: U.S. TIPS Index, which as of March 31, 2005 was
6.75 years. For these purposes, in calculating the Portfolio's average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.

THE RYDEX VARIABLE TRUST -- The Rydex Variable Trust is an open-end investment company. Shares of the Trust's portfolios are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products, as well as for certain pension, profit sharing and other retirement plans. Rydex Investments, 9601 Blackwell Rd., Suite 500 Rockville, MD 20850, serves as investment adviser and manager of the portfolios of the Trust.

     RYDEX VT SECTOR ROTATION FUND. Rydex Sector Rotation Fund (the "Fund") is a series of the Rydex Variable Trust.

     INVESTMENT OBJECTIVE: The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately fifty-nine different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as future contracts, options and swap transactions. The Fund may also enter into short sales.

SBL FUND -- SBL Fund, an open-end management investment company of the series type, is organized as a Kansas corporation. SBL Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products issued by the Company and its affiliates. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, a wholly-owned subsidiary of the Company (the "Investment Manager"), serves as the investment adviser of each Series of SBL Fund.

     SERIES A (EQUITY). Series A (Equity) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek long-term capital growth by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Fund typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

     SERIES B (LARGE CAP VALUE). Series B (Large Cap Value) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, which provides investment advisory services to the Fund. The sub-advisory agreement with The Dreyfus Corporation has been terminated effective on or about June 30, 2005. After termination of the agreement, the Investment Manager will assume responsibility for the daily investment management of the Fund's assets.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market conditions, at least


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80% of its total assets (including any borrowings for investment purposes) in large-capitalization value companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. issuers and U.S. dollar-denominated foreign issuers. The Fund may temporarily invest in cash, government bonds or money market securities. In choosing stocks, the Sub-Adviser, The Dreyfus Corporation, invests in value-oriented companies, which are companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential.

     EFFECTIVE ON OR ABOUT JULY 1, 2005, WHEN THE INVESTMENT MANAGER ASSUMES RESPONSIBILITY FOR THE DAILY INVESTMENT MANAGEMENT OF THE FUND'S ASSETS, THE FOLLOWING DESCRIPTION OF THE FUND'S INVESTMENT MANAGEMENT WILL BE EFFECTIVE:

     INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by large-capitalization companies (those whose total market value is $10 billion or greater at the time of purchase). The Fund's investments may include common stocks, preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of the Russell 1000 Value Index.

* Effective June 1, 1995, the investment objective of the Fund was changed from seeking to provide income with secondary emphasis on capital appreciation to seeking long-term growth of capital with secondary emphasis on income and on January 2, 2001 the investment objective was changed to seeking long-term growth of capital.

     SERIES C (MONEY MARKET). Series C (Money Market) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek to provide as high a level of current income as is consistent with preserving capital. The Fund invests in high quality money market instruments with maturities of not longer than thirteen months.

     SERIES D (GLOBAL). Series D (Global) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York, 10018, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital primarily through investment in common stocks and equivalents of companies of foreign countries and the United States. The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. Investments in debt securities may be made in uncertain market conditions.

     SERIES E (DIVERSIFIED INCOME). Series E (Diversified Income) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek to provide current income with security of principal. The Fund pursues its objective by investing, under normal market conditions, primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a weighted average duration of 3 to 10 years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, the Investment Manager diversifies the Fund's holdings among asset classes and individual securities. The asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment


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grade mortgage-backed securities, investment grade asset-backed securities, U.S.
Government securities as well as total return, interest and index swap agreements.

     SERIES G (LARGE CAP GROWTH). Series G (Large Cap Growth) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek long-term capital growth. The Fund seeks to meet its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common stock and other equity securities of large capitalization companies (defined as companies whose total market value is at least $5 billion at the time of purchase). The Investment Manager seeks to invest in equity securities that have long-term capital growth potential. The Fund invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund also may concentrate its investments in a particular industry that represents 20% or more of the Fund's benchmark index, the Russell 1000 Growth Index. Concentration means investment of more than 25% of the value of the Fund's assets in any one industry.

     SERIES H (ENHANCED INDEX). Series H (Enhanced Index) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with Northern Trust Investments, N.A. ("NTI"), 50 La Salle Street, Chicago, Illinois 60675, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks which make up the index. The S&P 500 Index is a well-known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. In addition, the Fund may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

     SERIES J (MID CAP GROWTH). Series J (Mid Cap Growth) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities with market capitalizations that are similar to those of companies in the Russell 2500 Growth Index. The index currently consists of securities of companies with capitalizations that range from $59 million to $7.3 billion. Equity securities include common stock, rights, options, warrants, convertible debt securities and ADRs. The Investment Manager selects equity securities that it believes are attractively valued with the greatest potential for appreciation.

     SERIES N (MANAGED ASSET ALLOCATION). Series N (Managed Asset Allocation) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities. The Fund pursues its objective by normally investing approximately 60% of total assets in common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods where the fixed income portion may range between 30-50% and the equity portion between 50-70%. The precise mix of equity and fixed income securities will depend on the Sub-Adviser's outlook for the markets.

     SERIES O (EQUITY INCOME). Series O (Equity Income) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek to provide substantial dividend income and also capital appreciation by investing primarily in common stocks of established companies. The Fund pursues its objective


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by investing, under normal market conditions, at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Sub-Adviser, T. Rowe Price, typically employs a value-oriented strategy in selecting investments for the Fund. The Sub-Adviser's research team identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

     SERIES P (HIGH YIELD). Series P (High Yield) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek high current income. Capital appreciation is a secondary objective. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a broad range of high-yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (i.e., below investment grade) or, if unrated, determined by the Investment Manager to be of comparable quality (also known as "junk bonds"). These debt securities may include, without limitation: corporate bonds and notes, mortgage-backed securities and senior secured floating rate corporate loans ("Senior Loans"). The Fund may also invest in securities with equity characteristics, including common and preferred stocks, ADRs, exchange-traded real estate investment trusts, warrants, rights, and a variety of investment vehicles that seek to track and the composition and performance of a specific index. The Fund's average weighted maturity is expected to be between 3 and 15 years.

     SERIES Q (SBL SMALL CAP VALUE). Series Q (SBL Small Cap Value) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with Wells Capital Management Inc., 525 Market Street, San Francisco, California, 94105, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in stocks of small-capitalization companies that the Fund's Sub-Adviser, Wells Capital Management, Inc., believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines small-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of purchase. The Sub-Adviser specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan or a change in the political, economic, or social environment.

     SERIES S (SOCIAL AWARENESS). Series S (Social Awareness) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek capital appreciation by investing, under normal market conditions, in a well-diversified portfolio of equity securities that the Investment Manager believes have above-average earnings potential and which meet certain established social criteria. The Fund also may invest in companies that are included in the Domini 400 Social Index(SM), which companies will be deemed to comply with the Fund's social criteria. The Domini 400 Social Index(SM) (DSI) is a market capitalization-weighted common stock index. It monitors the performance of 400 U.S. corporations that pass multiple, broad-based social screens.

     SERIES V (MID CAP VALUE). Series V (Mid Cap Value) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that when, purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Value Index. The index currently consists of securities of companies with market capitalizations that range from $66 million to $9.6 billion. Equity securities include common stock, rights, options, warrants, ADRs and convertible debt securities. The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of value companies, the securities included in the Fund's portfolio typically consist of small- to medium-


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sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.

     SERIES W (MAINSTREET GROWTH AND INCOME(R)). Series W (Mainstreet Growth and Income(R)) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York, 10018, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund pursues its objective by investing mainly in common stocks of U.S. companies, but it can also invest in other equity securities such as preferred stocks and securities convertible into common stocks. Although the Fund does not have any requirements as to the capitalization of issuers in which it invests, the Fund's Sub-Adviser, OppenheimerFunds, currently emphasizes the stocks of large-capitalization companies in the portfolio. At times, the Fund may increase the relative emphasis of its investments in small-cap and mid-cap stocks. While the Fund can buy foreign securities and debt securities such as bonds and notes, currently it does not emphasize those investments. The Fund can also use hedging instruments and certain derivative investments.

     SERIES X (SMALL CAP GROWTH). Series X (Small Cap Growth) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with RS Investment Management, L.P., 388 Market Street, San Francisco, California 94111, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with market capitalizations of $1.5 billion or less at the time of investment that, in the opinion of the Sub-Adviser, RS Investment Management, L.P., have the potential for long-term capital growth. Equity securities include common and preferred stocks, and warrants and securities convertible into common or preferred stocks. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Series will likely invest a portion of its assets in technology and internet-related companies.

     SERIES Y (SELECT 25). Series Y (Select 25) (the "Fund") is a series of SBL Fund.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital by concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings or revenue growth. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Investment Manager selects what it believes to be premier growth companies as the core position for the Fund using a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of the company's fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company. The Investment Manager seeks investment returns similar to those of the Russell 1000 Growth Index.

     SERIES Z (ALPHA OPPORTUNITY). Series Z (Alpha Opportunity) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a sub-advisory agreement with Mainstream Investment Advisers, LLC, 101 West Spring Street, Suite 401, New Albany, Indiana 47150, which provides investment advisory services to the Fund.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a long/short strategy managed by the Fund's sub-adviser, Mainstream, and 50% of its total assets according to a strategy managed by the Investment Manager that seeks investment returns similar to those of the S&P 500 Index.

     The Fund pursues its long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. The Fund may engage in short sales of securities believed to be overvalued. The Fund pursues its index strategy primarily by investing in a portfolio of equity securities, equity


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derivatives and fixed income securities that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index").



                                       85

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                                                                      [SDI LOGO]

PROSPECTUS

                                                                     May 1, 2005

SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

                                                                 ---------------
                                                                    Important
                                                                     Privacy
                                                                 Notice Included

                                                                  See Back Cover
                                                                 ---------------

                    SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

               ISSUED BY:                            MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY  SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE               P.O. BOX 750497
TOPEKA, KANSAS 66636-0001                TOPEKA, KANSAS 66675-0497
1-800-888-2461

     This Prospectus describes the Security Benefit Advisor Variable Annuity--a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

     You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:

-    AIM Basic Value
-    AIM Mid Cap Core Equity
-    AIM Small Cap Growth
-    AIM Blue Chip
-    AIM Dynamics (formerly INVESCO Dynamics)
-    AIM Technology (formerly INVESCO Technology)
-    American Century(R)Heritage
-    American Century(R)Select
-    American Century(R)Equity Income
-    American Century(R)International Growth
-    American Century(R)Ultra(R)
-    Dreyfus Appreciation
-    Dreyfus Premier Strategic Value
-    Dreyfus Midcap Value
-    Dreyfus General Money Market
-    Fidelity Advisor Value Strategies
-    Fidelity Advisor Dividend Growth
-    Fidelity Advisor Mid Cap(2)
-    Fidelity Advisor Real Estate(1)
-    Northern Institutional Balanced
-    Northern Large Cap Value
-    Northern Select Equity
-    PIMCO Real Return
-    PIMCO Total Return
-    RS Partners(1)
-    Rydex Sector Rotation(1)
-    Security Capital Preservation
-    Security Diversified Income
-    Security Income Opportunity
-    Security High Yield(1)
-    Security Alpha Opportunity(1)
-    Security Global(1)
-    Security Equity
-    Security Large Cap Growth(1)
-    Security Mid Cap Value
-    Security Small Cap Growth(1)
-    Security Social Awareness
-    Security Large Cap Value
-    Security Mid Cap Growth
-    Van Kampen Equity and Income
-    Van Kampen Comstock
-    Van Kampen Aggressive Growth
-    Wells Fargo Advantage Growth and Income (formerly Strong Growth and Income)
-    Wells Fargo Advantage Growth (formerly Strong Growth 20)(1)
- Wells Fargo Advantage Small Cap Value (formerly Strong Advisor Small Cap Value)(1)
-    Wells Fargo Advantage Opportunity (formerly Strong Opportunity)(1)

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

     EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH AN EXTRA CREDIT RIDER OR BONUS MATCH RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT AN EXTRA CREDIT RIDER OR BONUS MATCH RIDER. THE AMOUNT OF CREDIT ENHANCEMENT, OR BONUS AMOUNT AND APPLICABLE ADDITIONAL AMOUNTS, MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

     THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.

DATE: MAY 1, 2005

   The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.

(1) These Subaccounts are not available to members of the Teacher Retirement System of Texas who are employees of school districts or open-enrollment charter schools purchasing a tax-sheltered annuity through a salary reduction arrangement.

(2) The Fidelity Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Fidelity Advisor Mid Cap Subaccount. If you purchased your Contract after July 30, 2004, you may not allocate Purchase Payments or transfer your Contract Value to the Fidelity Advisor Mid Cap Subaccount.

(3) The Fidelity Advisor International Capital Appreciation Subaccount is no longer available under the Contract, and Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount after December 31, 2004.

     Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

     Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company.

     When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."

     This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 72 of this Prospectus.

     The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
DEFINITIONS..............................................................     5
SUMMARY                                                                       6
   Purpose of the Contract...............................................     6
   The Separate Account and the Funds....................................     6
   Fixed Account.........................................................     6
   Purchase Payments.....................................................     6
   Contract Benefits.....................................................     6
   Optional Riders.......................................................     7
   Free-Look Right.......................................................     7
   Charges and Deductions................................................     7
   Tax-Free Exchanges....................................................    12
   Contacting the Company................................................    12

EXPENSE TABLE............................................................    13
   Contract Owner Transaction Expenses...................................    13
   Periodic Expenses.....................................................    13
   Optional Rider Expenses...............................................    14
   Example...............................................................    15

CONDENSED FINANCIAL INFORMATION..........................................    16

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS.......    22
   Security Benefit Life Insurance Company...............................    22
   Published Ratings.....................................................    22
   Separate Account......................................................    22
   Underlying Funds......................................................    23

THE CONTRACT.............................................................    24
   General...............................................................    24
   Application for a Contract............................................    24
   Optional Riders.......................................................    25
   Guaranteed Minimum Income Benefit.....................................    25
   Annual Stepped Up Death Benefit.......................................    26
   Guaranteed Growth Death Benefit.......................................    26
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit........    27
   Enhanced Death Benefit................................................    27
   Combined Enhanced and Annual Stepped Up Death Benefit.................    28
   Combined Enhanced and Guaranteed Growth Death Benefit.................    28
   Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death
      Benefit............................................................    29
   Guaranteed Minimum Withdrawal Benefit.................................    29
   Total Protection......................................................    30
   Extra Credit..........................................................    31
   Waiver of Withdrawal Charge...........................................    33
   Alternate Withdrawal Charge...........................................    33
   Waiver of Withdrawal Charge - 15 Years or Disability..................    34
   Waiver of Withdrawal Charge - 10 Years or Disability..................    34
   Waiver of Withdrawal Charge - Hardship................................    34
   Waiver of Withdrawal Charge - 5 Years and Age 59 1/2..................    34
   Bonus Match...........................................................    34
   Purchase Payments.....................................................    25
   Allocation of Purchase Payments.......................................    36
   Dollar Cost Averaging Option..........................................    37
   Asset Reallocation Option.............................................    38
   Transfers of Contract Value...........................................    38
   Contract Value........................................................    41
   Determination of Contract Value.......................................    41
   Cut-Off Times.........................................................    42
   Full and Partial Withdrawals..........................................    42
   Systematic Withdrawals................................................    44
   Free-Look Right.......................................................    44
   Death Benefit.........................................................    45
   Distribution Requirements.............................................    45
   Death of the Annuitant................................................    46

CHARGES AND DEDUCTIONS...................................................    46
   Contingent Deferred Sales Charge......................................    46
   Mortality and Expense Risk Charge.....................................    47
   Account Administration Charge.........................................    47
   Account Administration Charge.........................................    47
   Premium Tax Charge....................................................    47
   Loan Interest Charge..................................................    48
   Other Charges.........................................................    48
   Variations in Charges.................................................    48
   Optional Rider Charges................................................    48
   Teacher Retirement System of Texas - Limits on Optional Riders........    48
   Guarantee of Certain Charges..........................................    52
   Underlying Fund Expenses..............................................    52

ANNUITY PERIOD...........................................................    52
   General...............................................................    52
   Annuity Options.......................................................    53
   Selection of an Option................................................    55

THE FIXED ACCOUNT........................................................    55
   Interest..............................................................    56
   Death Benefit.........................................................    57
   Contract Charges......................................................    57
   Transfers and Withdrawals from the Fixed Account......................    57
   Payments from the Fixed Account.......................................    58

MORE ABOUT THE CONTRACT..................................................    58
   Ownership.............................................................    58
   Designation and Change of Beneficiary.................................    58
   Dividends.............................................................    58
   Payments from the Separate Account....................................    58
   Proof of Age and Survival.............................................    59
   Misstatements.........................................................    59
   Loans.................................................................    59
   Restrictions on Withdrawals from Qualified Plans......................    60

                                                                            Page
                                                                            ----
   Restrictions under the Texas Optional Retirement Program..............    61

FEDERAL TAX MATTERS......................................................    61
   Introduction..........................................................    61
   Tax Status of the Company and the Separate Account....................    61
   Qualified Plans.......................................................    62

OTHER INFORMATION........................................................    65
   Voting of Underlying Fund Shares......................................    65
   Substitution of Investments...........................................    66
   Changes to Comply with Law and Amendments.............................    66
   Reports to Owners.....................................................    67
   Electronic Privileges.................................................    67
   State Variations......................................................    67
   Legal Proceedings.....................................................    67
   Sale of the Contract..................................................    68
   Legal Matters.........................................................    70

PERFORMANCE INFORMATION..................................................    70

ADDITIONAL INFORMATION...................................................    71
   Registration Statement................................................    71
   Financial Statements..................................................    71
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION................    72

OBJECTIVES AND MAIN INVESTMENTS FOR UNDERLYING FUNDS.....................    73

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

DEFINITIONS

     Various terms commonly used in this Prospectus are defined as follows:

     ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

     ADDITIONAL AMOUNT -- An amount the Company may add to Contract Value under the Bonus Match Rider.

     ADMINISTRATIVE OFFICE -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

     ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

     ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

     ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

     ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

     ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

     ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

     AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

     BONUS AMOUNT -- An amount added to Contract Value during the Bonus Amount Period under the Bonus Match Rider.

     CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

     CONTRACT DEBT -- The unpaid loan balance including loan interest.

     CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

     CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

     CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

     DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

     FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See "The Fixed Account."

     GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

     GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

     OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

     PARTICIPANT -- A Participant under a Qualified Plan.

     PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

     SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

     SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

     UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

     VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr.

Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

     WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

     This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

     You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

THE SEPARATE ACCOUNT AND THE FUNDS-- The Separate Account is divided into accounts referred to as Subaccounts. See "Separate Account."

     You may allocate all or part of your purchase payments and Contract Value to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

     The Fidelity Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004, and the Fidelity Advisor International Capital Appreciation Subaccount is no longer available under the Contract. Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount after December 31, 2004.

FIXED ACCOUNT -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. See "The Fixed Account."

PURCHASE PAYMENTS -- Your initial Purchase Payment must be at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

     At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

     The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.55% (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):

-    Guaranteed Minimum Income Benefit at 3% or 5%;

-    Annual Stepped Up Death Benefit;*

-    Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Enhanced Death Benefit;*

-    Combined Enhanced and Annual Stepped Up Death Benefit;*

-    Combined Enhanced and Guaranteed Growth Death Benefit;*

-    Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Guaranteed Minimum Withdrawal Benefit;

-    Total Protection;*

-    Extra Credit at 3%, 4% or 5%;

-    Waiver of Withdrawal Charge; or

-    0-Year or 4-Year Alternate Withdrawal Charge

-    Waiver of Withdrawal Charge - 15 Years or Disability;

-    Waiver of Withdrawal Charge - 10 Years or Disability;

-    Waiver of Withdrawal Charge - Hardship;

-    Waiver of Withdrawal Charge - 5 Years and Age 59 1/2;

-    Bonus Match.

*    Provides a death benefit.

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Amounts. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Amounts from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Amounts during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

     CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

     The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, Bonus Amounts, and Additional Amounts, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments, Bonus Amounts, and Additional Amounts that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. If the Bonus Match Rider is in effect, Purchase Payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts.

     Each Purchase Payment, Bonus Amount, or Additional Amount is considered to have a certain "age," depending on the length of time since the Purchase Payment, Bonus Amount, or Additional Amount was effective. A Purchase Payment, Bonus Amount, or Additional Amount is "age one" in the year beginning on the date the Purchase Payment, Bonus Amount, or Additional Amount is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

PURCHASE PAYMENT, BONUS AMOUNT,
  OR ADDITIONAL AMOUNT AGE (IN
             YEARS)               WITHDRAWAL CHARGE
-------------------------------   -----------------
               1                          7%
               2                          7%
               3                          6%
               4                          5%
               5                          4%
               6                          3%
               7                          2%
           8 and over                     0%

     The amount of total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments, Bonus Amounts, and Additional Amounts paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

     MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                    ANNUAL MORTALITY AND EXPENSE
CONTRACT VALUE               RISK CHARGE
-----------------   ----------------------------
Less than $25,000               0.90%
$25,000 or more                 0.75%

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. See "Mortality and Expense Risk Charge."

     OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner, except the Bonus Match Rider, which has an annual charge of $25. For the other riders, the Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date, and the charge for the Bonus Match Rider will terminate upon termination of the rider.

     The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary, and the Bonus Match Rider, which is also available at any time after Contract issue. You may not terminate a rider (except the Bonus Match Rider) after issue unless otherwise stated. The amount of each rider charge (other than the charge for the Bonus Match Rider) is equal to a percentage, on an annual basis, of your Contract Value. A rider may not be available in all states. You may not select riders with total charges that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider. Each rider and its charge are listed below. See "Optional Rider Charges."

     TEACHER RETIREMENT SYSTEM OF TEXAS - LIMITS ON OPTIONAL RIDERS. If you are:
(1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select Riders with a total charge that exceeds 0.25% of Contract Value and only the following riders are available for purchase:

-    Annual Stepped Up Death Benefit

-    Enhanced Death Benefit

-    Guaranteed Growth Death Benefit at 3%

-    Guaranteed Growth Death Benefit at 5%

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit

-    Guaranteed Minimum Income Benefit at 3%

-    Waiver of Withdrawal Charge

-    Waiver of Withdrawal Charge - Hardship

-    Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                                       Annual
                                                        Rate(1)     Rider Charge
                                                        -------     ------------
Guaranteed Minimum Income Benefit                            3%        0.15%
                                                             5%(5)     0.30%
Annual Stepped Up Death Benefit                             --         0.20%
Guaranteed Growth Death Benefit                              3%        0.10%
                                                             5%        0.20%
                                                             6%(2)     0.25%
                                                             7%(2)     0.30%
Combined Annual Stepped Up and Guaranteed Growth
   Death Benefit                                             5%        0.25%
Enhanced Death Benefit                                      --         0.25%
Combined Enhanced and Annual Stepped Up Death Benefit       --         0.35%
Combined Enhanced and Guaranteed Growth Death Benefit        5%        0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed
   Growth Death Benefit                                      5%        0.40%
Guaranteed Minimum Withdrawal Benefit                       --         0.45%(3)
Total Protection                                            --         0.85%(4)
Extra Credit(5)                                              3%        0.40%
                                                             4%        0.55%
                                                             5%        0.70%
Waiver of Withdrawal Charge                                 --         0.05%
Alternate Withdrawal Charge(6)                          0-Year         0.70%
                                                        4-Year         0.55%
Waiver of Withdrawal Charge - 15 Years or Disability        --         0.05%
Waiver of Withdrawal Charge - 10 Years or Disability        --         0.10%
Waiver of Withdrawal Charge - Hardship                      --         0.15%
Waiver of Withdrawal Charge - 5 Years and Age 59 1/2        --         0.20%
Bonus Match                                                 --        $  25(7)

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)  Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(4) The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(6) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(7) The Company will deduct a charge of $25 on each anniversary of the rider's date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

     ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

     ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

     PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

     LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

     OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

     The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

TAX-FREE EXCHANGES -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

CONTACTING THE COMPANY -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3000 or 1-800-888-2461.

EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."

Sales Load on Purchase Payments                                               None
Deferred Sales Charge (as a percentage of amount withdrawn attributable to
   Purchase Payments)                                                            7%(1)
Transfer Fee (per transfer)                                                   None

PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.

Account Administration Charge                                                $  30(2)
Net Loan Interest Charge(3)                                                    2.5%
Separate Account Annual Expenses (as a percentage of average Contract
   Value)
   Annual Mortality and Expense Risk Charge                                   0.90%(4)
   Annual Administration Charge                                               0.15%
   Maximum Annual Charge for Optional Riders                                  1.55%(5)
   Total Separate Account Annual Expenses                                     2.60%

(1) The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

(2) A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

(3) The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5% and plus the amount of total rider charges) and the amount of interest the Company credits to the loan account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.5%, plus the amount of any applicable rider charges.

(4) The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 0.90%; $25,000 or more - 0.75%. Any mortality and expense risk charge above the minimum charge of 0.75% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."

(5) You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) You may not select riders with total charges that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                                                             Annual
                                                                                Interest      Rider
                                                                                 Rate(1)     Charge
                                                                                --------     ------
Guaranteed Minimum Income Benefit Rider                                              3%       0.15%
                                                                                     5%       0.30%
Annual Stepped Up Death Benefit Rider                                               --        0.20%
Guaranteed Growth Death Benefit Rider                                                3%       0.10%
                                                                                     5%       0.20%
                                                                                     6%(2),   0.25%
                                                                                     7%(2),   0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death
   Benefit Rider                                                                     5%       0.25%
Enhanced Death Benefit Rider                                                        --        0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit
   Rider                                                                            --        0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit
   Rider                                                                             5%       0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider,
   and Guaranteed Growth Death Benefit Rider                                         5%       0.40%
Guaranteed Minimum Withdrawal Benefit Rider                                         --        0.45%(3)
Total Protection Rider                                                              --        0.85%(3)
Extra Credit Rider(4)                                                                3%       0.40%
                                                                                     4%       0.55%
                                                                                     5%       0.70%
Waiver of Withdrawal Charge Rider                                                   --        0.05%
Alternate Withdrawal Charge Rider(5)                                            0-Year        0.70%
                                                                                4-Year        0.55%
Waiver of Withdrawal Charge Rider--15 Years or Disability                           --        0.05%
Waiver of Withdrawal Charge Rider--10 Years or Disability                           --        0.10%
Waiver of Withdrawal Charge Rider--Hardship                                         --        0.15%
Waiver of Withdrawal Charge Rider--5 Years and Age 59 1/2                           --        0.20%
Bonus Match Rider                                                                   --       $  25(6)

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider..

(2)  Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection." The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

(4) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(5) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(6) The Company will deduct a charge of $25 on each anniversary of the rider's date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.

                                                               MINIMUM   MAXIMUM
                                                               -------   -------
Total Annual Underlying Fund Operating Expenses(1)              0.61%     3.57%

(1) Expenses deducted from Underlying Fund assets include management fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2004, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2004.

EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including the maximum rider charge) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                  1        3        5       10
                                                YEAR     YEARS    YEARS    YEARS
                                               ------   ------   ------   ------
If you surrender your Contract at the end of
   the applicable time period                  $1,239   $2,343   $3,337   $5,821

If you do not surrender or you annuitize
   your Contract                                  613    1,819    2,996    5,821

CONDENSED FINANCIAL INFORMATION

     The following condensed financial information presents accumulation unit values for each of the years in the period ending December 31, 2004, as well as ending accumulation units outstanding under each Subaccount.

                                                                       2004      2003    2002(A)
                                                                     -------   -------   -------
AIM BASIC VALUE
Accumulation unit value:
   Beginning of period ...........................................   $  8.83   $  6.87    $7.08
   End of period .................................................   $  9.42   $  8.83    $6.87
Accumulation units outstanding at the end of period ..............    18,419     7,340      711

AIM MID CAP CORE EQUITY
Accumulation unit value:
   Beginning of period ...........................................   $  9.87        --       --
   End of period .................................................   $ 10.80   $  9.87       --
Accumulation units outstanding at the end of period ..............    81,683    59,018       --

AIM SMALL CAP GROWTH
Accumulation unit value:
   Beginning of period ...........................................   $  8.55        --       --
   End of period .................................................   $  8.79   $  8.55       --
Accumulation units outstanding at the end of period ..............    31,422     7,945       --

AIM BLUE CHIP
Accumulation unit value:
   Beginning of period ...........................................   $  7.16   $  5.94    $6.08
   End of period .................................................   $  7.18   $  7.16    $5.94
Accumulation units outstanding at the end of period ..............    36,104    11,028      247

AIM DYNAMICS (FORMERLY INVESCO DYNAMICS)
Accumulation unit value:
   Beginning of period ...........................................   $  6.69   $  5.04    $4.86
   End of period .................................................   $  7.18   $  6.69    $5.04
Accumulation units outstanding at the end of period ..............     4,130     5,424      265

AIM TECHNOLOGY (FORMERLY INVESCO TECHNOLOGY)
Accumulation unit value:
   Beginning of period ...........................................   $  4.89        --       --
   End of period .................................................   $  4.85   $  4.89       --
Accumulation units outstanding at the end of period ..............    25,559    12,296       --

AMERICAN CENTURY HERITAGE
Accumulation unit value:
   Beginning of period ...........................................   $  7.90        --       --
   End of period .................................................   $  8.12   $  7.90       --
Accumulation units outstanding at the end of period ..............     5,602     2,900       --

AMERICAN CENTURY SELECT
Accumulation unit value:
   Beginning of period ...........................................   $   7.62   $  6.37    $ 6.42
   End of period .................................................   $   7.85   $  7.62    $ 6.37
Accumulation units outstanding at the end of period ..............     86,670    73,396       209

                                                                       2004       2003    2002(A)
                                                                     --------   -------   -------
AMERICAN CENTURY EQUITY INCOME
Accumulation unit value:
   Beginning of period ...........................................   $  11.31   $  9.49    $ 9.28
   End of period .................................................   $  12.21   $ 11.31    $ 9.49
Accumulation units outstanding at the end of period ..............     29,286    13,942     1,063

AMERICAN CENTURY INTERNATIONAL GROWTH
Accumulation unit value:
   Beginning of period ...........................................   $   7.57        --        --
   End of period .................................................   $   8.38   $  7.57        --
Accumulation units outstanding at the end of period ..............     26,679    10,435        --

AMERICAN CENTURY ULTRA
Accumulation unit value:
   Beginning of period ...........................................   $  11.01        --        --
   End of period .................................................   $  11.68   $ 11.01        --
Accumulation units outstanding at the end of period ..............      3,827       283        --

DREYFUS APPRECIATION
Accumulation unit value:
   Beginning of period ...........................................   $   8.34   $  7.20    $ 7.38
   End of period .................................................   $   8.47   $  8.34    $ 7.20
Accumulation units outstanding at the end of period ..............    149,939    84,198       185

DREYFUS PREMIER STRATEGIC VALUE
Accumulation unit value:
   Beginning of period ...........................................   $   9.52        --        --
   End of period .................................................   $  10.76   $  9.52        --
Accumulation units outstanding at the end of period ..............     12,600     3,656        --

DREYFUS MIDCAP VALUE
Accumulation unit value:
   Beginning of period ...........................................   $   9.17   $  6.05    $ 5.92
   End of period .................................................   $  10.36   $  9.17    $ 6.05
Accumulation units outstanding at the end of period ..............     10,376     3,357       190

DREYFUS GENERAL MONEY MARKET
Accumulation unit value:
   Beginning of period ...........................................   $   9.31   $  9.66    $ 9.76
   End of period .................................................   $   8.99   $  9.31    $ 9.66
Accumulation units outstanding at the end of period ..............     52,667    14,420       119

FIDELITY ADVISOR VALUE STRATEGIES
Accumulation unit value:
   Beginning of period ...........................................   $  10.68        --        --
   End of period .................................................   $  11.74   $ 10.68        --
Accumulation units outstanding at the end of period ..............     26,417    11,170        --

FIDELITY ADVISOR DIVIDEND GROWTH
Accumulation unit value:
   Beginning of period ...........................................   $   8.42        --        --
   End of period .................................................   $   8.52   $  8.42        --
Accumulation units outstanding at the end of period ..............     25,374     9,987        --

                                                                       2004      2003    2002(A)
                                                                     -------   -------   -------
FIDELITY ADVISOR MID CAP
Accumulation unit value:
   Beginning of period ...........................................   $  9.87        --        --
   End of period .................................................   $ 11.00   $  9.87        --
Accumulation units outstanding at the end of period ..............    16,206     7,252        --

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION
Accumulation unit value:
   Beginning of period ...........................................   $ 10.38   $  7.66    $ 8.03
   End of period .................................................   $ 11.00   $ 10.38    $ 7.66
Accumulation units outstanding at the end of period ..............    71,828    62,572       151

FIDELITY ADVISOR REAL ESTATE
Accumulation unit value:
   Beginning of period ...........................................   $ 11.81        --        --
   End of period .................................................   $ 15.12   $ 11.81        --
Accumulation units outstanding at the end of period ..............     8,756       557        --

NORTHERN INSTITUTIONAL BALANCED
Accumulation unit value:
   Beginning of period ...........................................   $ 10.72        --        --
   End of period .................................................   $ 10.88   $ 10.72        --
Accumulation units outstanding at the end of period ..............     3,846       105        --

NORTHERN LARGE CAP VALUE
Accumulation unit value:
   Beginning of period ...........................................   $ 11.65        --        --
   End of period .................................................   $ 12.42   $ 11.65        --
Accumulation units outstanding at the end of period ..............     5,926        37        --

NORTHERN SELECT EQUITY
Accumulation unit value:
   Beginning of period ...........................................   $ 10.95        --        --
   End of period .................................................   $ 10.98   $ 10.95        --
Accumulation units outstanding at the end of period ..............       294       169        --

PIMCO REAL RETURN
Accumulation unit value:
   Beginning of period ...........................................   $  9.87        --        --
   End of period .................................................   $ 10.29   $  9.87        --
Accumulation units outstanding at the end of period ..............    26,708       965        --

PIMCO TOTAL RETURN
Accumulation unit value:
   Beginning of period ...........................................   $  9.76        --        --
   End of period .................................................   $  9.80   $  9.76        --
Accumulation units outstanding at the end of period ..............    19,758       602        --

SECURITY DIVERSIFIED INCOME
Accumulation unit value:
   Beginning of period ...........................................   $ 10.58   $ 10.71    $10.62
   End of period .................................................   $ 10.52   $ 10.58    $10.71
Accumulation units outstanding at the end of period ..............    39,926    41,660        81

                                                                       2004       2003    2002(A)
                                                                     --------   -------   -------
SECURITY GLOBAL
Accumulation unit value:
   Beginning of period ...........................................   $   8.93   $  6.56    $ 6.91
   End of period .................................................   $  10.13   $  8.93    $ 6.56
Accumulation units outstanding at the end of period ..............     82,366    67,706       176

SECURITY EQUITY
Accumulation unit value:
   Beginning of period ...........................................   $   7.69        --        --
   End of period .................................................   $   7.94   $  7.69        --
Accumulation units outstanding at the end of period ..............      4,501     1,491        --

SECURITY INCOME OPPORTUNITY(B)
Accumulation unit value:
   Beginning of period ...........................................   $  10.00        --        --
   End of period .................................................   $  10.05        --        --
Accumulation units outstanding at the end of period ..............      1,637        --        --

SECURITY LARGE CAP VALUE
Accumulation unit value:
   Beginning of period ...........................................   $   8.34   $  6.82    $ 7.01
   End of period .................................................   $   8.83   $  8.34    $ 6.82
Accumulation units outstanding at the end of period ..............      5,811     2,351        58

SECURITY LARGE CAP GROWTH
Accumulation unit value:
   Beginning of period ...........................................   $   7.37        --        --
   End of period .................................................   $   7.28   $  7.37        --
Accumulation units outstanding at the end of period ..............     12,423     2,723        --

SECURITY CAPITAL PRESERVATION
Accumulation unit value:
   Beginning of period ...........................................   $  10.13   $ 10.18    $10.18
   End of period .................................................   $  10.34   $ 10.13    $10.18
Accumulation units outstanding at the end of period ..............    113,336    66,733     2,012

SECURITY MID CAP GROWTH
Accumulation unit value:
   Beginning of period ...........................................   $   9.39        --        --
   End of period .................................................   $   9.90   $  9.39        --
Accumulation units outstanding at the end of period ..............     25,683     8,214        --

SECURITY MID CAP VALUE
Accumulation unit value:
   Beginning of period ...........................................   $  11.80   $  8.08    $ 8.14
   End of period .................................................   $  14.39   $ 11.80    $ 8.08
Accumulation units outstanding at the end of period ..............    109,248    67,622     1,419

SECURITY SMALL CAP GROWTH
Accumulation unit value:
   Beginning of period ...........................................   $   9.03   $  6.06    $ 5.99
   End of period .................................................   $  10.09   $  9.03    $ 6.06
Accumulation units outstanding at the end of period ..............      4,363     3,120       250

                                                                       2004      2003    2002(A)
                                                                     -------   -------   -------
SECURITY SOCIAL AWARENESS
Accumulation unit value:
   Beginning of period ...........................................   $  7.96   $  6.76    $6.78
   End of period .................................................   $  7.97   $  7.96    $6.76
Accumulation units outstanding at the end of period ..............     2,017       762      118

SECURITY HIGH YIELD
Accumulation unit value:
   Beginning of period ...........................................   $ 10.46        --       --
   End of period .................................................   $ 11.16   $ 10.46       --
Accumulation units outstanding at the end of period ..............     6,915       615       --

SECURITY ALPHA OPPORTUNITY
Accumulation unit value:
   Beginning of period ...........................................   $ 11.57        --       --
   End of period .................................................   $ 12.50   $ 11.57       --
Accumulation units outstanding at the end of period ..............     9,287        42       --

WELLS FARGO ADVANTAGE GROWTH AND INCOME
(FORMERLY STRONG GROWTH AND INCOME)
Accumulation unit value:
   Beginning of period ...........................................   $  7.79        --       --
   End of period .................................................   $  8.15   $  7.79       --
Accumulation units outstanding at the end of period ..............     7,157     5,029       --

WELLS FARGO ADVANTAGE GROWTH (FORMERLY STRONG GROWTH 20)
Accumulation unit value:
   Beginning of period ...........................................   $  6.10        --       --
   End of period .................................................   $  6.66   $  6.10       --
Accumulation units outstanding at the end of period ..............     3,543     2,683       --

WELLS FARGO ADVANTAGE SMALL CAP VALUE
(FORMERLY STRONG ADVISOR SMALL CAP VALUE)
Accumulation unit value:
   Beginning of period ...........................................   $ 12.45   $  8.72    $8.73
   End of period .................................................   $ 14.35   $ 12.45    $8.72
Accumulation units outstanding at the end of period ..............    52,532    54,273      137

WELLS FARGO ADVANTAGE OPPORTUNITY (FORMERLY STRONG OPPORTUNITY)
Accumulation unit value:
   Beginning of period ...........................................   $  8.39   $  6.35    $6.35
   End of period .................................................   $  9.47   $  8.39    $6.35
Accumulation units outstanding at the end of period ..............     4,506     3,347      237

RS PARTNERS
Accumulation unit value:
   Beginning of period ...........................................   $ 12.74        --       --
   End of period .................................................   $ 16.15   $ 12.74       --
Accumulation units outstanding at the end of period ..............    40,435     1,087       --

RYDEX SECTOR ROTATION
Accumulation unit value:
   Beginning of period ...........................................   $ 11.45        --       --
   End of period .................................................   $ 12.15   $ 11.45       --
Accumulation units outstanding at the end of period ..............     4,039       115       --

                                                                       2004       2003    2002(A)
                                                                     --------   -------   -------
VAN KAMPEN EQUITY AND INCOME
Accumulation unit value:
   Beginning of period ...........................................   $   9.98   $  8.49    $8.51
   End of period .................................................   $  10.72   $  9.98    $8.49
Accumulation units outstanding at the end of period ..............     52,306    16,063      640

VAN KAMPEN COMSTOCK
Accumulation unit value:
   Beginning of period ...........................................   $   8.74   $  6.94    $6.83
   End of period .................................................   $   9.88   $  8.74    $6.94
Accumulation units outstanding at the end of period ..............    156,796    87,488      166

VAN KAMPEN AGGRESSIVE GROWTH
Accumulation unit value:
   Beginning of period ...........................................   $   6.53        --       --
   End of period .................................................   $   7.23   $  6.53       --
Accumulation units outstanding at the end of period ..............      5,104     2,550       --

(a) For the period of September 3, 2002 (date of inception) through December 31, 2002.

(b)  For the period of April 1, 2004 (date of inception) through December 31,
     2004.

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

     On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

     The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2004, the Company had total assets of approximately $11.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $14.7 billion.

PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

     The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

     Shares of each Underlying Fund are available to the general public. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser. A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

     PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

     ADMINISTRATIVE, MARKETING, AND SUPPORT SERVICE PAYMENTS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services the Company (or its affiliates) provides. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, issuing, distributing, and administering the Contract.

     12B-1 FEES. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The Company and SDI anticipate they will receive 12b-1 fees ranging from 0% or 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     ADMINISTRATIVE PAYMENTS. The Company (or its affiliates) also receives from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds a servicing fee for administrative and other services the Company (or its affiliates) provides relating to Separate Account operations. These payments are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Payments of fees under these agreements do not increase the fees or expenses paid by the Underlying Funds or their shareholders. The Company and its affiliates anticipate they will receive administrative payments that range from 0.05% to 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

     TOTAL PAYMENTS. The Company and its affiliates, including SDI, anticipate they will receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and administrative payments that range in total from 0.25% to a maximum of 0.65% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will compensate the Company for providing administrative, marketing, and support services, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

     The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408 or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

     The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.

OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.55% (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):

-    Guaranteed Minimum Income Benefit at 3% or 5%;

-    Annual Stepped Up Death Benefit;*

-    Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Enhanced Death Benefit;*

-    Combined Enhanced and Annual Stepped Up Death Benefit;*

-    Combined Enhanced and Guaranteed Growth Death Benefit;*

-    Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Guaranteed Minimum Withdrawal Benefit;

-    Total Protection;*

-    Extra Credit at 3%, 4% or 5%;

-    Waiver of Withdrawal Charge;

-    0-Year or 4-Year Alternate Withdrawal Charge; or

-    Waiver of Withdrawal Charge - 15 Years or Disability;

-    Waiver of Withdrawal Charge - 10 Years or Disability;

-    Waiver of Withdrawal Charge - Hardship;

-    Waiver of Withdrawal Charge - 5 Years and Age 59 1/2;

-    Bonus Match.

*    Provides a death benefit.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, and the Total Protection Rider, which are also available for purchase on a Contract Anniversary, and the Bonus Match Rider, which is also available at any time after Contract issue. You cannot change or cancel the rider(s) that you select after they are issued, except you may cancel the Bonus Match Rider. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider below.

GUARANTEED MINIMUM INCOME BENEFIT -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments (which do not include any Bonus Amounts and/or Additional Amounts paid under the Bonus Match Rider) and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the 5% rate.)

     In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.

ANNUAL STEPPED UP DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

- The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

- Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

- An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements (but not including any Bonus Amounts or Additional Amounts), net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market or the Fixed Account; however, you will still pay the rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), net of premium tax and any withdrawals, including withdrawal charges.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.   The Annual Stepped Up Death Benefit (as described above); or

4.   The Guaranteed Growth Death Benefit at 5% (as described above).

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

ENHANCED DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

- "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

- "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. If you elect this rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchase the rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the Valuation Date we add this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

      ANNUAL
WITHDRAWAL AMOUNT*   BENEFIT AMOUNT*
------------------   ---------------
        5%                 130%
        6%                 110%
        7%                 100%

* Apercentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary)

     If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

     If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

     The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.

     The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 85 or younger.

TOTAL PROTECTION -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.

     Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Dreyfus General Money Market Account Subaccount. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

     This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary).

     The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

     The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

     The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.

     This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 79 or younger.

EXTRA CREDIT -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 3%, 4% or 5% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may have in effect on your Contract both a an Extra Credit Rider and a Bonus Match Rider; provided, however, that each rider calculates the Credit Enhancement amount and Bonus Amount, respectively, on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Amount. See "Bonus Match."

     In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.   Contract Value immediately prior to the withdrawal.

     The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

     The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

     The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

     If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

INTEREST RATE   RATE OF RETURN (NET OF EXPENSES)
-------------   --------------------------------
      3%                     -5.00%
      4%                     -1.50%
      5%                      0.80%

     The Company may pay an additional Credit Enhancement to customers of broker-dealers that are concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company will pay the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchange their current contract for this Contract and pay a withdrawal charge on the exchange. When such a customer purchases a Credit Enhancement of 5%, the Company may add an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determines the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company must be notified when a purchase is made that qualifies under this provision. There is no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and may be subject to a withdrawal charge.

WAIVER OF WITHDRAWAL CHARGE -- This rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.

     The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

     The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

     The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

     Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

     The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

     If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.

ALTERNATE WITHDRAWAL CHARGE -- This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

           0-YEAR SCHEDULE                       4-YEAR SCHEDULE
------------------------------------   ------------------------------------
PURCHASE PAYMENT                       PURCHASE PAYMENT
 AGE (IN YEARS)    WITHDRAWAL CHARGE    AGE (IN YEARS)    WITHDRAWAL CHARGE
----------------   -----------------   ----------------   -----------------
   0 and over              0%                 1                  7%
                                              2                  7%
                                              3                  6%
                                              4                  5%
                                          5 and over             0%

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

WAIVER OF WITHDRAWAL CHARGE--15 YEARS OR DISABILITY -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

-    The Contract has been in force for 15 or more Contract Years; or

- The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge Rider--15 Years or Disability."

WAIVER OF WITHDRAWAL CHARGE--10 YEARS OR DISABILITY -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

- The Contract has been in force for 10 or more Contract Years and the Owner has made purchase payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

- The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.10%. See "Waiver of Withdrawal Charge Rider--10 Years or Disability."

WAIVER OF WITHDRAWAL CHARGE--HARDSHIP -- This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.15%. See "Waiver of Withdrawal Charge--Hardship."

WAIVER OF WITHDRAWAL CHARGE--5 YEARS AND AGE 59 1/2 -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

-    The Owner is age 59 1/2 or older; and

- The Owner has made purchase payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional purchase payments may be made to the Contract. The charge for this Rider is 0.20%. See "Waiver of Withdrawal Charge--5 Years and Age 59 1/2."

BONUS MATCH -- This rider currently is available only for Contracts issued in California, Kansas and Ohio in connection with a retirement plan qualified under
Section 403(b) of the Internal Revenue Code. You may purchase this rider at Contract issue or any time thereafter. The rider provides for the Company to add a Bonus Amount to your Contract Value during the "Bonus Match Period," which is the period that begins on the date the rider is first in effect and ends on the fifth anniversary of the rider's date of issue. The rider will be in effect as of the Valuation Date the Company receives: (1) the rider election form or your written request electing the rider, and (2) notice of your first use of the affinity credit card discussed below. You may have in effect on your Contract both a Bonus Match Rider and an Extra Credit Rider; provided, however, that each rider calculates the Bonus Amount and Credit Enhancement amount, respectively, on the basis of Purchase Payments, which do not include any Bonus Amount or Credit Enhancement. See "Extra Credit."

     The Bonus Amount is an amount equal to the applicable percentage as set forth in the table below of purchase payments applied to your Contract under a salary reduction arrangement. The Company will apply Bonus Amounts to your Contract Value on the Valuation Date next following the Valuation Date on which such salary reduction purchase payment is applied. As set forth in the table below, the applicable Bonus Amount percentage is based on the amount of Contract Value as of the date that the Bonus Amount is applied. Bonus Amounts will be allocated among the Subaccounts in the same proportion as the applicable salary reduction purchase payment.

CONTRACT VALUE AS OF DATE BONUS   BONUS AMOUNT (AS A % OF SALARY REDUCTION
      AMOUNT IS APPLIED                      PURCHASE PAYMENTS)
-------------------------------   ----------------------------------------
Less than $50,000                                    2%
$50,000 up to $100,000                               4%
$100,000 up to $250,000                              6%
$250,000 or more                                     8%

The Company guarantees that it will pay the Bonus Amounts during the Bonus Match Period, which begins upon the date the rider is first in effect. For this rider to be in effect, the Owner must have completed each of the following steps: (1) submit an application for the affinity credit card and a written request for this rider to the Company; (2) receive approval from the credit card issuer; and
(3) make first use of the credit card. If you are not approved for the credit card, the rider will not go into effect and no Bonus Amounts will be paid. The Company requires the Owner to keep the affinity credit card active and enter into a new affinity credit card arrangement if any current credit card arrangement is terminated to keep this rider in effect. If the Owner does not maintain an active affinity credit card, the rider will terminate automatically and no further Bonus Amounts will be paid under the rider. At its sole discretion, the Company may add Bonus Amounts to your Contract Value after the Bonus Match Period, but any such additional Bonus Amounts are not guaranteed and will only be paid while the rider is in effect.

     At the end of each calendar year while this rider is in effect, the Company in its sole discretion may elect to add to Contract Value an "Additional Amount" equal to: (a) amounts earned during the calendar year in connection with the Owner's credit card purchases under the credit card arrangement (currently 1.10% of credit card purchases), net of any amounts deducted by the Company to administer the credit card arrangement; less (b) Bonus Amounts added to Contract Value during the calendar year; plus (c) a portion of sponsorship dollars, if any, solicited or contributed by the Company and accrued during the calendar year. The portion of sponsorship dollars shall be determined by the Company and allocated to the Owner on the basis of the amount of salary reduction purchase payments applied to the Contract during the calendar year relative to salary reduction purchase payments made by other owners of the rider. The Company shall add any such Additional Amounts to Contract Value on a Valuation Date not later than the last Valuation Date of January in the following calendar year; provided that the rider is in effect on that date and the Additional Amount is greater than $0.

     At any time after the fifth anniversary of the rider's date of issue, the Company reserves the right to terminate the rider and make no further payments of Bonus Amounts or Additional Amounts. Effective upon the date of any rider termination, the Company will stop deducting the rider charge.

     The Bonus Amounts and any Additional Amounts vest immediately but are subject to withdrawal charges on the same basis as purchase payments in the event of a full or partial withdrawal of any such Bonus Amount or Additional Amount. In the event that you exercise your right to cancel during the free look period, the Company will reduce your Contract Value by the current value of any Bonus Amount or Additional Amount that has been applied to your Contract Value.

     In the event that the death benefit under your Contract is based upon the sum of all purchase payments made by the Owner, purchase payments shall not include any Bonus Amounts or Additional Amounts paid under this rider. In the event that the death benefit under your Contract is based upon purchase payments increased at an annual rate of interest ("Guaranteed Growth Death Benefit"), purchase payments shall not include any Bonus Amounts or Additional Amounts paid under this rider. The Company will not recapture any Bonus Amounts or Additional Amounts from the death benefit under the Contract.

     If you have elected the Guaranteed Minimum Income Benefit Rider, neither Bonus Amounts nor Additional Amounts are included in purchase payments for the purpose of calculating benefits under the Guaranteed Minimum Income Benefit Rider.

     The Company expects to make a profit from the charge for this rider and funds payment of the Bonus Amounts through the rider charge and amounts earned under the credit card arrangement. The Bonus Match Rider would make sense for you only if (1) you have Contract Value in excess of $10,000 and you plan to make salary reduction Purchase Payments, or (2) you expect to make salary reduction Purchase Payments of more than $1,250 in each Contract Year. If you make salary reduction Purchase Payments of less than $1,250 and the rider charge is imposed based upon Contract Value of less than $10,000, then the cost of the rider will exceed its benefit and you will be worse off than if you had not purchased the rider.

PURCHASE PAYMENTS -- The minimum initial Purchase Payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

     The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

     The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent purchase payment to your registered representative, the Company will not begin processing the purchase payment until the Company receives it from your representative's broker-dealer.

     If mandated under applicable law, the Company may be required to reject a purchase payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

     You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

     An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

     After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

     You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "Transfers and Withdrawals from the Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

     To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

     Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/ Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

     Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

     The Company generally effects transfers between Subaccounts at their respective accumulation unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

     You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."

     The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Dreyfus General Money Market Subaccount, which is designed for frequent transfers. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s), and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

     FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

     The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:

-    the total dollar amount being transferred;

-    the number of transfers you made within the previous 12 months;

-    transfers to and from (or from and to) the same Subaccount;

- whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

- whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

     If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company will send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, the Company will require that you submit transfer requests in writing via regular U.S. mail for a 90-day period if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period, as follows.

                                                                NUMBER OF
                                                               ROUND TRIPS
                      SUBACCOUNT                                TRANSFERS*
                      ----------                               -----------
Dreyfus General Money Market                                    Unlimited

Van Kampen Equity and Income, Van Kampen Comstock,                  8
Van Kampen Aggressive Growth
Rydex Sector Rotation                                               6

                                                                NUMBER OF
                                                               ROUND TRIPS
                      SUBACCOUNT                                TRANSFERS*
                      ----------                               -----------
AIM Basic Value, AIM Mid Cap Core Equity, AIM Dynamics, AIM         4
Small Cap Growth, AIM Technology, AIM Blue Chip, Total
Return, PIMCO Real Return, Security Alpha Opportunity,
Security Diversified Income, Security Equity, Security
Global, Security High Yield, Security Large Cap Growth,
Security Large Cap Value, Security Mid Cap Growth, Security
Mid Cap Value, Security Small Cap Growth, Security Social
Awareness, Security Capital Preservation, Security Income
Opportunity, Dreyfus Appreciation, Dreyfus Midcap Value,
Dreyfus Premier Strategic Value, Fidelity Advisor Dividend
Growth, Fidelity Advisor Mid Cap**, Fidelity Advisor Value
Strategies, Fidelity Advisor Real Estate, RS Partners

American Century Ultra, American Century Equity Income,             2
American Century Heritage, American Century International
Growth, American Century Select, Northern Institutional
Balanced, Northern Large Cap Value, Northern Select Equity,
Wells Fargo Advantage Small Cap Value, Wells Fargo Advantage
Growth, Wells Fargo Advantage Growth and Income, Wells Fargo
Advantage Opportunity

* Number of round trip transfers in any 12-month period that will trigger a letter requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter.

** You may transfer Contract Value to Fidelity Advisor Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.

*** You may not allocate Purchase Payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount.

     In addition to the Company's own frequent transfer procedures, managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

     To the extent permitted by applicable law, the Company reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

     The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

     Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Dreyfus General Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

     The Company does not limit or restrict transfers to or from the Dreyfus General Money Market Fund. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

     Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

     On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

- Investment performance of the Subaccounts to which you have allocated Contract Value,

-    Interest credited to the Fixed Account,

-    Payment of Purchase Payments,

-    The amount of any outstanding Contract Debt,

-    Full and partial withdrawals, and

- Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

     Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, Bonus Amounts, and Additional Amounts allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

     In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

     The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

     The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and (5) the administration charge under the Contract of 0.15%.

     The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (other than the Bonus Match Rider) (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

CUT-OFF TIMES -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from purchase payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years), any pro rata account charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

     The Company requires the signature of the Owner on any request for withdrawal, and a guarantee of such signature to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

     A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charges on partial withdrawals (including systematic withdrawals) from Purchase Payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the loan account.

     The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal

Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Request for Scheduled Systematic Payments form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

     Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

     The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Amounts. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Amounts from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Amounts during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

     If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary.

     If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

     The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts and/or Additional Amounts if the Extra Credit Rider and/or Bonus Match Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

     If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

     If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit; Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection. Your death benefit proceeds under the rRider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, any uncollected premium tax, and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.

     The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. IF THE COMPANY DOES NOT RECEIVE AT ITS ADMINISTRATIVE OFFICE WITHIN SIX MONTHS OF THE DATE OF THE OWNER'S DEATH INSTRUCTIONS REGARDING THE DEATH BENEFIT PAYMENT, THE DEATH BENEFIT WILL BE AS SET FORTH IN ITEM 2 ABOVE. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. If the Bonus Match Rider is in effect, purchase payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts are subject to withdrawal charges on the same basis as purchase payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts.

     The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

     The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, Bonus Amounts, and/or Additional Amounts, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments, then Bonus Amounts, then Additional Amounts in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments, Bonus Amounts, and Additional Amounts for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments, Bonus Amounts, and/or Additional Amounts have been held under the Contract. Each Purchase Payment, Bonus Amount, or Additional Amount is considered to have a certain "age," depending on the length of time since the Purchase Payment, Bonus Amount, or Additional Amount was effective. A Purchase Payment, Bonus Amount, or Additional Amount is "age one" in the year beginning on the date the Purchase Payment, Bonus Amount, or Additional Amount is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

PURCHASE PAYMENT,
BONUS AMOUNT, OR
ADDITIONAL AMOUNT   WITHDRAWAL
 AGE (IN YEARS)       CHARGE
-----------------   ----------
         1              7%
         2              7%
         3              6%
         4              5%
         5              4%
         6              3%
         7              2%
    8 and over          0%

     The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments, Bonus Amounts, and Additional Amounts paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

     The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                    ANNUAL MORTALITY
                      AND EXPENSE
  CONTRACT VALUE      RISK CHARGE
-----------------   ----------------
Less than $25,000         0.90%
$25,000 or more           0.75%

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

     The expense risk is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

     The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal if a premium tax has been incurred and is not refundable. Partial withdrawals, including systematic withdrawals may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

LOAN INTEREST CHARGE -- The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

OPTIONAL RIDER CHARGES -- In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary, and the Bonus Match Rider, which is also available at any time after Contract issue. You may select only one rider that provides a death benefit.

      The Company deducts a monthly charge from Contract Value for any riders elected by the Owner, except the Bonus Match Rider which has an annual charge of $25. For the other riders, the Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date and the charge for the Bonus Match Rider will terminate upon termination of the rider. The amount of each rider charge (other than the charge for the Bonus Match Rider) is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00% for a Contract with a 0-Year Alternate Withdrawal Charge Rider.

TEACHER RETIREMENT SYSTEM OF TEXAS - LIMITS ON OPTIONAL RIDERS -- If you are:
(1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select riders with a total charge that exceeds 0.25% of Contract Value, and only the following Riders are available for purchase:

-    Annual Stepped Up Death Benefit

-    Enhanced Death Benefit

-    Guaranteed Growth Death Benefit at 3%

-    Guaranteed Growth Death Benefit at 5%

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit

-    Guaranteed Minimum Income Benefit at 3%

-    Waiver of Withdrawal Charge

-    Waiver of Withdrawal Charge - Hardship

-    Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                                             Annual
                                                                              Rider
                                                                 Rate(1)     Charge
                                                                 -------     ------
Guaranteed Minimum Income Benefit                                   3%        0.15%
                                                                    5%        0.30%
Annual Stepped Up Death Benefit                                    --         0.20%
Guaranteed Growth Death Benefit                                     3%        0.10%
                                                                    5%        0.20%
                                                                    6%(2)     0.25%
                                                                    7%(2)     0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit      5%        0.25%
Enhanced Death Benefit                                             --         0.25%
Combined Enhanced and Annual Stepped Up Death Benefit              --         0.35%
Combined Enhanced and Guaranteed Growth Death Benefit               5%        0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth
   Death Benefit                                                    5%        0.40%
Guaranteed Minimum Withdrawal Benefit                              --         0.45%(3)
Total Protection                                                   --         0.85%(4)
Extra Credit(5)                                                     3%        0.40%
                                                                    4%        0.55%
                                                                    5%        0.70%
Waiver of Withdrawal Charge                                        --         0.05%
Alternate Withdrawal Charge(6)                                   0-Year       0.70%
                                                                 4-Year       0.55%
Waiver of Withdrawal Charge - 15 Years or Disability               --         0.05%
Waiver of Withdrawal Charge - 10 Years or Disability               --         0.10%
Waiver of Withdrawal Charge - Hardship                             --         0.15%
Waiver of Withdrawal Charge - 5 Years and Age 59 1/2               --         0.20%
Bonus Match                                                        --        $  25(7)

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)  Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(4) The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(6) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

(7) The Company will deduct a charge of $25 on each anniversary of the rider's date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.


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GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.90% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.

UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

     On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

     The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

     Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

     You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected


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would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

     You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

     Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value, subject to any applicable withdrawal charge, premium tax charge, and pro rata account charge.

     If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

     An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS --

     OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% in lieu of the rate described above.

     OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary


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

until that number of payments has been made.

     OPTION 4 --

     A. JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION 4A. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     B. JOINT AND LAST SURVIVOR WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% in lieu of the rate described above.

     OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

     OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4A, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to


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

the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

     The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

     The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

     On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

     Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

     The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant's 95th birthday.

THE FIXED ACCOUNT

     You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the


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insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

     Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

     Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

     Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

     For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal,


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

loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

     If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES -- Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any Optional Rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

     Transfers from the Fixed Account to the Fidelity Advisor Mid Cap Subaccount may be made only if you purchased your Contract prior to July 31, 2004. The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."

     If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

     You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and


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

"Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

     Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account with seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

- During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

- During which trading on the New York Stock Exchange is restricted as determined by the SEC,

- During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

- For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your purchase payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

     When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 3.7%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

     Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

     If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the


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

TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

     While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

     In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

     You should consult with your tax adviser on the effect of a loan.

     Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

     Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

     If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

     The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM -- If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education.

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT --

     GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

     The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

     The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

     The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

     SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

     Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code
Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

     If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

     If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

     A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

     Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

     A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

     Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

     SECTIONS 408 AND 408A. INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

     IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

      TAX YEAR        AMOUNT
-------------------   ------
     2005-2007        $4,000
2008 and thereafter   $5,000

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the 2005 tax year, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($70,000 for a married couple filing a joint return and


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

$50,000 for a single taxpayer in 2005). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

     Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

     In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

     Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

     ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

     Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

     ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

     If any portion of the balance to the credit of an employee in a Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly


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

within 60 days after receipt of the distribution.

     An "eligible retirement plan" will be another Section 403(b) plan, a traditional individual retirement account or annuity described in Code Section 408.

     A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

     TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

     The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

     MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

     WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

     The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted


                                       64

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to vote the shares of the Underlying Funds in its own right, it may elect to do
so.

     The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

     In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

     The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to compliance with applicable law, the Company may transfer assets to the general account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.


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REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

     You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES -- You may request a transfer of Contract Value and may make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone unless you have opted out of the Electronic Transfer Privilege option. You may also request a transfer of Contract Value electronically via facsimile, or through the Company's Internet web site if you have authorized your financial representative to make financial transactions on your behalf. Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

     The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

     By signing the application, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

STATE VARIATIONS -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

LEGAL PROCEEDINGS -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made.


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Although the outcome of any litigation cannot be predicted with certainty, the
Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

     In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, SDI, or the Separate Account.

SALE OF THE CONTRACT -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

     PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc.

     SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2004, 2003, and 2002, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $4,849,070, $6,434,187, and $3,613,911, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.

     SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

     COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission


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specials (such as the one described below); however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

     The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives. The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2004 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
Vantage Securities, Inc.; Aquarius Fund Distributors, LLC; OFG Financial Services, Inc.; Brecek & Young Advisors, Inc.; Legend Equities Corp.; Morgan Keegan and Company, Inc.; Lincoln Investment Planning, Inc.; Butler Freeman Tally Financial Group, LLC; PacVest Associates, Inc.; and USA Financial Securities Corporation.

     These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO AFFILIATED SELLING BROKER-DEALERS. In addition to ordinary commissions, non-cash compensation, and additional compensation, the Company pays some or all of the operating and other expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of the Contract in accordance with its respective internal compensation program.

     BONUS COMMISSION PAYMENT PROGRAM. During the period from January 1, 2005 through February 28, 2006, Security Distributors, Inc. ("SDI"), in connection with the Company, will offer a special "bonus" commission payment program pursuant to which SDI will pay additional


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commissions ("Promotional Payments") to certain selling firms whose registered representatives achieve certain target purchase payment levels under Contracts. Each selling firm determines, in its own discretion, whether to pay its registered representatives all or a portion of the Promotional Payments it receives.

     More specifically, the amount of a Promotional Payment is equal to 1.00% of "eligible purchase payments" made under Contracts attributable to a particular registered representative's sales. Eligible purchase payments include:

1. Initial Purchase Payments and all subsequent Purchase Payments made under a Contract between January 1, 2005 and February 28, 2006 pursuant to a salary reduction program, if the application for the Contract is received by the Company between January 1, 2005 and December 31, 2005; and

2. Initial or subsequent Purchase Payments made under a Contract between January 1, 2005 and February 28, 2006, if the initial or subsequent Purchase Payment was made in connection with an exchange of an existing variable annuity contract or variable life insurance policy occurring between January 1, 2005 and December 31, 2005.

Selling firms must meet certain minimum eligible purchase payment levels attributable to a particular registered representative's sales before qualifying for Promotional Payments.

     The higher the number of Contracts sold between January 1, 2005 and December 31, 2005 and/or the dollar amount of total purchase payments made between January 1, 2005 and February 28, 2006, the higher a selling firm's Promotional Payments may be. For example, if total eligible purchase payments attributable to your registered representative reach $1,000,000 by February 28, 2006, his or her selling firm will receive a promotional payment of $10,000. However, if total eligible purchase payments attributable to your registered representative reach $10,000,000 by February 28, 2006, his or her selling firm will receive a promotional payment of $100,000.

     SDI will not pay any Promotional Payments to a selling firm if a Contract:
(1) does not impose a contingent deferred sales charge or only imposes a contingent deferred sales charge during the first Contract Year; (2) was purchased in exchange for an existing variable annuity contract or variable life insurance policy issued by the Company or its affiliate; (3) was purchased in exchange for a variable annuity contract or variable life insurance policy issued by an insurance company not affiliated with the Company and the contingent deferred sales charge was waived as a result of the exchange; (4) was not purchased in connection with a Section 403(b) or 457 tax qualified retirement plan; (5) application was received by the Company prior to January 1, 2005 or after December 31, 2005; or (6) is owned by an individual who owns another Contract pursuant to which his or her selling firm is receiving Promotional Payments.

     The prospect of receiving, or the receipt of, Promotional Payments may provide selling firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. For more information about Promotional Payments or any other compensation arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION

     Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

     Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e.,


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assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yields of the Dreyfus General Money Market Subaccount may also be extremely low and possibly negative.

     For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

     Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

     Although the Contract was not available for purchase until September 2002, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS -- The consolidated financial statements of the Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account XIV at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.


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TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY

   Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

   Section 403(b)
   Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS


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OBJECTIVES AND MAIN INVESTMENTS FOR UNDERLYING FUNDS

     There is no guarantee that the investment objective(s) of any Underlying Fund will be met.

THE INFORMATION BELOW IS ONLY A SUMMARY. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, STRATEGIES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE UNDERLYING FUND PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ CAREFULLY IN CONJUNCTION WITH THIS PROSPECTUS AND MAY BE OBTAINED BY CALLING 1-800-888-2461.

     AIM BASIC VALUE FUND (CLASS A). A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the AIM Basic Value Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors. The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign securities.

     AIM MID CAP CORE EQUITY FUND (CLASS A). A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the AIM Mid Cap Core Equity Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-cap companies. In complying with the 80% investment requirement, the Fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, included in the Russell Midcap(TM) Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000(R) Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The Fund may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities.

     AIM SMALL CAP GROWTH FUND (CLASS A). A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the AIM Small Cap Growth Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small-cap companies. In complying with the 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, included in the Russell 2000(R) Index. The Russell 2000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt


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securities, U.S. government securities and high-quality money market instruments.

     In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.

     AIM BLUE CHIP FUND (CLASS A). A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the AIM Blue Chip Fund (the "Fund").

     INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in blue chip companies. In complying with the 80% investment requirement, the Fund may invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a blue chip company to be large and medium sized companies (i.e., companies with market capitalizations, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index) with leading market positions and which possess the following characteristics:

- Market Characteristics - Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies that have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

- Financial Characteristics - Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors; (iii) strong cash flow relative to its competitors; and/or
     (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

The portfolio managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader, and/or it no longer has the characteristics described above. When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth of capital and current income, the Fund may invest in United States governmental securities and high-quality debt securities. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

     AIM DYNAMICS FUND (CLASS K). A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as the investment adviser of the AIM Dynamics Fund (formerly INVESCO Dynamics Fund) (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital growth. The Fund normally invests at least 65% of its net assets in common stocks of mid-sized companies. The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap(R) Index. The Russell MidCap(R) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000(R) Index. The Fund also has the flexibility to invest in other types of securities including preferred stocks convertible securities and bonds.

     The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that AIM believes will lead to rapid sales or earnings growth.


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     The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

     While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

     AIM TECHNOLOGY FUND (CLASS K). A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as the investment adviser of the AIM Technology Fund (formerly INVESCO Technology Fund) (the "Fund).

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek growth of capital. The Fund invests primarily in the equity securities of companies engaged in technology-related industries. These include, but are not limited to, applied technology, bio-technology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, office and factory automation, networking, robotics and video. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

     A core portion of the Fund's portfolio is invested in market-leading technology companies that AIM, the Fund's adviser, believes will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms that are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that AIM believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

     AMERICAN CENTURY INVESTMENTS HERITAGE FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Heritage Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital growth. The Fund managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged index futures contracts and options, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations.

     Although most of the Fund's assets will be invested in U.S. companies, the Fund may invest in securities of foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

     AMERICAN CENTURY INVESTMENTS SELECT FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Select Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital growth. The Fund managers look for stocks of larger companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations.

     Although most of the Fund's assets will be invested in U.S. companies, the Fund may invest in securities of foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

     AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND (ADVISOR CLASS). American Century Investment Management, Inc.,


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located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Equity Income Fund (the "Fund").

     INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek to provide current income. Capital appreciation is a secondary objective. The Fund managers look for stocks with favorable dividend-paying history that have prospects for dividend payments to continue or increase. The Fund, under normal market circumstances, intends to keep at least 85% of its assets invested in income-paying securities and at least 80 of its assets in U.S. equity securities. The Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

     AMERICAN CENTURY INVESTMENTS INTERNATIONAL GROWTH FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century International Growth Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital growth. The Fund managers use a growth investment strategy developed by American Century Investment Management, Inc. to invest in stocks of foreign companies that they believe will increase in value over time. This strategy looks for foreign companies with earnings and revenue growth. The Fund's assets will be invested primarily in equity securities of companies located in at least three developed countries (excluding the United States). The Fund may also purchase forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies. Foreign investing involves special risks such as political instability and currency fluctuations.

     AMERICAN CENTURYINVESTMENTS ULTRA(R) FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Ultra Fund (the "Fund").

     INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek long-term capital growth. The Fund managers look for stocks of larger-sized companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations.

     Although most of the Fund's assets will be invested in U.S. companies, the Fund may invest in securities of foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

     DREYFUS APPRECIATION FUND, INC. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as investment adviser of the Dreyfus Appreciation Fund, Inc. (the "Fund").

     INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the Fund generally invests at least 80% of its net assets in the common stock of U.S. and foreign companies. The Fund focuses on "blue-chip" companies with total market values of more than $5 billion at the time of purchase, including multinational companies. These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

     In choosing stocks, the Fund looks for growth companies. The Fund is also alert to companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund generally maintains relatively large positions in the securities it purchases.

     The Fund employs a "buy-and-hold" investment strategy, and seeks to keep annual portfolio turnover below 15%. As a result, the Fund invests for long-term growth rather than short-term profits.

     DREYFUS PREMIER STRATEGIC VALUE FUND (CLASS A). The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the investment adviser of the Dreyfus Premier Strategic Value Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital appreciation. To pursue this goal, the Fund invests at least 80% of its assets in stocks. The Fund's stock investments


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may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The Fund may invest up to 30% of its assets in foreign securities. The portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

- business health, or overall efficiency and profitability as measured by return on assets and return on equity

- business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

     The Fund typically sells a stock when the manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

     At times, the Fund may engage in short-selling, hedging techniques, overweighting industry and security positions, and investing in small companies, high-yield debt securities and private placements.

     DREYFUS MIDCAP VALUE FUND. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the investment adviser of the Dreyfus Midcap Value Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek to surpass the performance of the Russell Midcap Value Index. To pursue this goal, the Fund invests at least 80% of its assets in midcap stocks with market capitalizations between $1 billion and $25 billion at the time of purchase. Because the Fund may continue to hold a security whose market capitalization grows, a substantial portion of the Fund's holdings can have market capitalizations in excess of $25 billion at any given time. The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings.

     The Fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

- business health, or overall efficiency and profitability as measured by return on assets and return on equity

- business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

     The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager's expectations.

     DREYFUS GENERAL MONEY MARKET FUND (CLASS B)*. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the investment adviser of the General Money Market Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the Fund invests in a diversified portfolio of high quality, short-term debt securities, including the following:

- securities issued or guaranteed by the U.S. government or its agencies or instrumentalities

- certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

-    repurchase agreements

-    asset-backed securities

- domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

- dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.

     Normally, the Fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank


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obligations. *An investment in the Fund is not insured or guaranteed by the
Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money be investing in this Fund.

     FIDELITY(R) ADVISOR VALUE STRATEGIES FUND (CLASS T). Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the investment adviser of Fidelity Advisor Value Strategies Fund (the "Fund").

     INVESTMENT OBJECTIVE: To seek capital appreciation.

     FUND STRATEGY: The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as the assets, earnings, or growth potential. (The stocks of these companies are often called "value" stocks.) The Fund focuses on investments in securities issued by medium-sized companies, but may also make substantial investments in securities issued by larger or smaller companies. The Fund may invest in domestic and foreign issuers.

     FIDELITY(R) ADVISOR DIVIDEND GROWTH FUND (CLASS T). Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the investment adviser of Fidelity Advisor Dividend Growth Fund (the "Fund").

     INVESTMENT OBJECTIVE: To seek capital appreciation.

     FUND STRATEGY: The Fund normally invests primarily in common stocks. The Fund normally invests at least 80% of its total assets in companies that Fidelity Management & Research Company believes have the potential for dividend growth by either increasing their dividends or commencing dividends, if none are currently paid. The Fund may invest in domestic and foreign issuers. Fidelity Management & Research Company uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments for the Fund.

     FIDELITY(R) ADVISOR MID CAP FUND (CLASS T). Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as investment adviser of the Fidelity Advisor Mid Cap Fund (the "Fund").

     INVESTMENT OBJECTIVE: To seek long-term growth of capital.

     FUND STRATEGY: The Investment Manager, Fidelity Management & Research Company, normally invests at least 80% of the Fund's total assets in securities of companies with medium market capitalization. The Investment Manager may also invest the Fund's assets in companies with smaller or larger market capitalizations. The Investment Manager may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

     FIDELITY(R) ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND (CLASS T). Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as investment adviser of the Fidelity Advisor International Capital Appreciation Fund (the "Fund").

     INVESTMENT OBJECTIVE: To seek long-term growth of capital.

     FUND STRATEGY: The Investment Manager, Fidelity Management & Research Company, normally invests primarily in non-U.S. securities, including securities of issuers located in emerging markets. The Investment Manager normally invests the fund's assets primarily in common stocks. The Investment Manager may also lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund.

     FIDELITY ADVISOR REAL ESTATE FUND (CLASS T). Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the investment adviser of the Fidelity Advisor Real Estate Fund (the "Fund").

     INVESTMENT OBJECTIVE: To seek above-average income and long-term capital growth, consistent with reasonable investment risk. The Fund seeks to achieve a yield that exceeds the composite yield of the Standard & Poor's 500(SM) Index.

     FUND STRATEGY: The Fund normally invests primarily in common stocks, investing at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments. The Fund invests in domestic and foreign issuers, using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

     NORTHERN INSTITUTIONAL BALANCED FUND (CLASS A). Northern Trust Investments, N.A., 50 South LaSalle Street, Chicago, Illinois 60675, and Northern Trust Global Investments (Europe) Limited, 6 Devonshire Square, London, EC2A 4YE,


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United Kingdom, serve jointly as investment advisers of the Northern
Institutional Balanced Fund (the "Fund").

     INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek to provide long-term capital appreciation and current income. The Fund will, under normal circumstances, invest up to 75% of its net assets in equity securities and at least 25% in fixed income securities. Within these limitations, the actual mix of assets will vary depending on the investment management team's analysis of market and economic conditions, including expected earnings, long-term interest rates and risk premiums.

     NORTHERN LARGE CAP VALUE FUND. Northern Trust Investments, N.A., 50 South LaSalle Street, Chicago, Illinois 60675, serves as investment adviser of the Northern Large Cap Value Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek to provide long-term capital appreciation. The Fund will invest, under normal circumstances, at least 80% of its net assets in the equity securities of large capitalization companies. Large capitalization companies are generally considered to be those whose market capitalization is, at the time the Fund makes an investment, similar to the market capitalization of the companies in the Standard & Poor's 500 Composite Stock Price Index. The Fund is not limited to stocks included in the index. Although the Fund invests primarily in the securities of U.S. issuers, it may make limited investments in securities of foreign issuers either directly or indirectly.

     NORTHERN SELECT EQUITY FUND. Northern Trust Investments, N.A., 50 South LaSalle Street, Chicago, Illinois 60675, serves as investment adviser of the Northern Select Equity Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek to provide long-term capital appreciation. Any income received is incidental to this objective. The Fund will invest, under normal circumstances, at least 80% of its net assets in the equity securities. Companies in which the Fund invests are selected by the investment management team for their growth potential and generally will have market capitalizations in excess of $1 billion. Although the Fund invests primarily in the securities of U.S. companies, it may make limited investments in the securities of foreign issuers either directly or indirectly.

     PIMCO REAL RETURN FUND (CLASS R). Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, serves as investment adviser of the PIMCO Real Return Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek maximum real return, consistent with preservation of real capital and prudent investment management. The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.

     PIMCO TOTAL RETURN FUND (CLASS R). PIMCO, 840 Newport Center Drive, Newport Beach, California 92660, serves as investment adviser of the PIMCO Total Return Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated


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securities of foreign issuers. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

     RS PARTNERS FUND. RS Investment Management, L.P., 388 Market Street, San Francisco, CA 94111, serves as investment adviser of the RS Partners Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth. The Fund invests in equity securities primarily of companies with market capitalizations of up to $3 billion that RS Investments believes are undervalued. In evaluating investments for the Fund, RS Investments employs a value methodology, combining balance sheet and cash flow analysis. The Fund may invest most or all of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities. The Fund is a non-diversified mutual fund and, as such, may invest in a more limited number of issuers than a diversified mutual fund.

     RYDEX SECTOR ROTATION FUND (CLASS H). Rydex Investments serves as investment adviser of the Rydex Sector Rotation Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long term capital appreciation The Fund seeks to respond to the dynamically moving economy by moving its investments among different sectors or industries. Each month, the Fund's investment adviser, Rydex Investments, using a quantitative methodology, ranks approximately fifty-nine different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap transactions. The Fund may also enter into short sales.

     SECURITY CAPITAL PRESERVATION FUND (CLASS A). Security Capital Preservation Fund (the "Fund") invests all of its assets in a master portfolio (the "Portfolio"). Deutsche Asset Management, Inc., 280 Park Avenue, New York, New York 10017 serves as investment adviser of the Portfolio.

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To provide high current income while also seeking to maintain a degree of stability of shareholder's capital. The Fund, through the Portfolio, seeks to achieve its goal by investing, under normal market conditions, at least 65% of its net assets, plus any borrowings for investment purposes, in fixed income securities rated, at the time of purchase, within the top four long-term rating categories (i.e., BBB-/Baa3 or above) by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, determined by DeAM, Inc. to be of similar quality). The Fund will invest in securities of varying maturities and seek to maintain an average portfolio duration of 1 to 4.5 years.

     SECURITY DIVERSIFIED INCOME FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas, serves as the investment adviser of Security Diversified Income Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek a high level of interest income with security of principal. The Fund pursues its objective, under normal market conditions, by investing primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a weighted average duration of three to ten years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. Some of the asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities and U.S. Government securities.

     The Fund may also invest a portion of its assets in options and futures contracts.

     SECURITY INCOME OPPORTUNITY FUND (CLASS A). Security Income Opportunity Fund (the "Fund") is a separate series of Security Income Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of the Fund. Security Management Company has engaged Four Corners Capital Management, LLC ("Four Corners"), 515 S. Flower Street, Suite 4310, Los Angeles, California 90071, to provide investment advisory services to the Fund.


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     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek a high level of current income. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in senior secured floating rate corporate loans ("Senior Loans") and corporate debt securities. The Senior Loans and corporate debt securities in which the Fund invests generally are rated in medium or lower rating categories, or determined by Four Corners to be of comparable quality. Such securities are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund may invest up to 10% of its net assets in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The Fund may also invest a portion of its assets in other types of securities or instruments.

     SECURITY HIGH YIELD FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas, serves as the investment adviser of Security High Yield Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek high current income. Capital appreciation is a secondary objective. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a broad range of high-yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (i.e., below investment grade) or, if unrated, determined by the Investment Manager to be of comparable quality (also known as "junk bonds"). These debt securities may include, without limitation: corporate bonds and notes, mortgage-backed securities and senior secured floating rate corporate loans ("Senior Loans"). The Fund may also invest in securities with equity characteristics, including common and preferred stocks, ADRs, exchange-traded real estate investment trusts, warrants, rights, and a variety of investment vehicles that seek to track and the composition and performance of a specific index. The Fund's average weighted maturity is expected to be between 3 and 15 years.

     SECURITY ALPHA OPPORTUNITY FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of Security Alpha Opportunity Fund (the "Fund"). Security Management Company has engaged Mainstream Investment Advisers, LLC, 101 West Spring Street, Suite 401, New Albany, Indiana 47150, to provide investment advisory services with regard to a portion of the Fund's assets.

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a long/short strategy managed by the Fund's sub-adviser, Mainstream, and 50% of its total assets according to a strategy managed by Security Management Company that seeks investment returns similar to those of the S&P 500 Index.

     The Fund pursues its long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. The Fund may engage in short sales of securities believed to be overvalued. The Fund pursues its index strategy primarily by investing in a portfolio of equity securities, equity derivatives and fixed income securities that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index").

     SECURITY GLOBAL FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of Security Global Fund (the "Fund"). Security Management Company has engaged OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York 10018, to provide investment advisory services to the Fund.

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States. The Fund pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. Investments in debt securities may be made when market conditions are uncertain. The Fund also may invest a portion of its assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

     SECURITY EQUITY FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Security Equity Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Fund typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

     The Fund also may invest a portion of its assets in options and futures contracts.

     The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

     SECURITY LARGE CAP GROWTH FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Security Large Cap Growth Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common stock and other equity securities of large capitalization companies that, in the opinion of Security Management Company, have long-term capital growth potential. The Fund defines large capitalization companies as those whose total market value is at least $5 billion at the time of purchase. The Fund invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund may also concentrate its investments in a particular industry that represents 20% or more of its benchmark index, the Russell 1000 Growth Index.

     The Fund also may invest a portion of its assets in options and futures contracts.

     The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

     SECURITY MID CAP VALUE FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Security Mid Cap Value Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Value Index. The index currently consists of securities of companies with capitalizations that range from $66 million to $9.625 billion. The Fund may also invest in ADRs. The Fund typically invests in equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of the value companies, the securities included in the Fund's portfolio typically consist of small- to medium-sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.

     The Fund also may invest a portion of its assets in options and futures contracts.

     The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

     SECURITY SMALL CAP GROWTH FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of Security Small Cap Growth Fund (the "Fund"). Security Management Company has engaged RS Investment Management, L.P. ("RS Investment"), 388 Market Street, San Francisco, California 94111, to provide investment advisory services to the Fund.

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with market capitalizations of $1.5 billion or less at the time of investment that, in the opinion of RS Investment, have the potential for long-term capital growth. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

     In selecting investments for the Fund, RS Investment looks for companies with sustainable revenue and earnings growth, companies that have a sustainable competitive advantage, superior financial characteristics, and strong management; and companies that are under-followed by Wall Street analysts. The Fund may sell a stock when RS Investment believes that a company no longer provides these advantages or that the stock's price fully reflects what RS Investment believes to be the company's value.

     SECURITY SOCIAL AWARENESS FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of Security Social Awareness Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital appreciation. The Fund pursues its objective by investing, under normal market conditions, in a well-diversified portfolio of equity securities that Security Management Company, LLC believes have above-average earnings potential and which meet certain established social criteria. The Fund also may invest in companies that are included in the Domini 400 Social Index(SM), which companies will be deemed to comply with the Fund's social criteria.

     The Fund typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.

     SECURITY LARGE CAP VALUE FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of Security Large Cap Value Fund. Security Management Company has engaged The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, to provide investment advisory services to the Fund. The sub-advisory agreement with The Dreyfus Corporation has been terminated effective on or about June 30, 2005. After termination of the agreement, Security Management Company, LLC will assume responsibility for the daily investment management of the Fund's assets.

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in large-capitalization value companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. The Fund may invest a portion of its assets in options and futures contracts.

     EFFECTIVE ON OR ABOUT JULY 1, 2005, WHEN THE SECURITY MANAGEMENT COMPANY ASSUMES RESPONSIBILITY FOR THE DAILY INVESTMENT MANAGEMENT OF THE FUND'S ASSETS, THE FOLLOWING DESCRIPTION OF THE FUND'S INVESTMENT MANAGEMENT WILL BE EFFECTIVE:

     INVESTMENT OBJECTIVE: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by large-capitalization companies (those whose total market value is $10 billion or greater at the time of purchase). The Fund's investments may include common stocks, preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. In choosing securities, the Investment Manager primarily invests in companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows.

     SECURITY MID CAP GROWTH FUND (CLASS A). Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas

66636, serves as the investment adviser of Security Mid Cap Growth Fund (formerly Security Ultra Fund) (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital appreciation. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Growth Index. The index currently consists of securities of companies with capitalizations that range from $59 million to $7.316 billion.

     The Fund also may invest a portion of its assets in options and futures contracts.

     The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.


     VAN KAMPEN EQUITY AND INCOME FUND (CLASS A). Van Kampen Asset Management, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Van Kampen Equity and Income Fund (the "Fund").

     INVESTMENT OBJECTIVES AND INVESTMENTS: To seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that Van Kampen Asset Management believes offer the potential for income with safety of principal and long-term growth of capital. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

     VAN KAMPEN COMSTOCK FUND (CLASS A). Van Kampen Asset Management, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Van Kampen Comstock Fund (the "Fund").

     INVESTMENT OBJECTIVE AND INVESTMENTS: To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Fund seeks to achieve its investment objective under normal market conditions by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by Van Kampen Asset Management to possess the potential for capital growth and income. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

     VAN KAMPEN AGGRESSIVE GROWTH FUND (CLASS A). Van Kampen Asset Management, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Van Kampen Aggressive Growth Fund (the "Fund").

     INVESTMENT OBJECTIVE AND INVESTMENTS: To seek capital growth. The Fund seeks to achieve its investment objective under normal conditions by investing primarily in common stocks and other equity securities of companies that Van Kampen Asset Management believes have an above-average potential for capital growth. The Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest in larger-sized companies that Van Kampen Asset Management believes have an above-average potential for capital growth. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

     WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND (ADVISOR CLASS). Matrix Asset Advisors, Inc., 747 Third Avenue, New York, New York, serves as investment adviser of the Wells Fargo Advantage Growth and Income Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek total return comprised of long-term capital appreciation and current income. The Fund invests principally in large-capitalization companies, which are defined as those with a market capitalization of $3 billion or more. The Fund selects companies that its manager believes are financially strong and meet specific valuation criteria. The manager evaluates a company's financial position as measured by balance sheet data, and a company's stocks market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book value.

     WELLS FARGO ADVANTAGE GROWTH FUND (ADVISOR CLASS). Wells Capital Management, 525 Market Street, 10th Floor, San Francisco, California, 94105, serves as investment adviser of the Wells Fargo Advantage Growth Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital appreciation by investing principally in equity securities of companies that the manager believes have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. The Fund focuses on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. The Fund may invest in any sector, and at times may emphasize one or more particular sectors.

     WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND (CLASS A). Wells Capital Management, 525 Market Street, 10th Floor, San Francisco, California, 94105, serves as investment adviser of the Wells Fargo Advantage Small Cap Value Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital appreciation by investing principally in small-capitalization companies that its manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell 2500(TM) Index which was $9.5 billion, as of December 31, 2004 and is expected to change frequently. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. As a hedging strategy, the Fund may write put and call options and may invest in any sector.

     WELLS FARGO ADVANTAGE OPPORTUNITY FUND (ADVISOR CLASS). Wells Capital Management, 525 Market Street, 10th Floor, San Francisco, California, 94105, serves as investment adviser of the Wells Fargo Advantage Opportunity Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital appreciation by investing in equity securities of medium-capitalization companies that its manager believes are under-priced, yet have attractive growth prospects. The manager bases the analysis on a comparison between the company's public value, based on market quotations, with its "private-market value"--the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. The manager determines a company's private-market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value.


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                                                                      [SDI LOGO]


PROSPECTUS

                                                                     May 1, 2005

NEA VALUEBUILDER VARIABLE ANNUITY

                                                                ----------------
                                                                    Important
                                                                     Privacy
                                                                 Notice Included

                                                                 See Back Cover
                                                                ----------------

                        NEA VALUEBUILDER VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

              ISSUED BY:                             MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY   SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE                P.O. BOX 750497
TOPEKA, KANSAS 66636-0001                 TOPEKA, KANSAS 66675-0497
1-800-NEA-VALU

     This Prospectus describes a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

     You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:

-    AIM Basic Value
-    AIM Mid Cap Core Equity
-    AIM Small Cap Growth
-    AIM Blue Chip
-    AIM Dynamics (formerly INVESCO Dynamics)
-    AIM Technology (formerly INVESCO Technology)
-    American Century(R) Heritage
-    American Century(R) Select
-    American Century(R) Equity Income
-    American Century(R) International Growth
-    Ariel Fund
-    Ariel Premier Bond
-    Calamos Growth(1)
-    Calamos Growth and Income
-    Dreyfus Appreciation
-    Dreyfus Premier Strategic Value
-    Dreyfus Midcap Value
-    Dreyfus General Money Market
-    Fidelity Advisor Value Strategies
-    Fidelity Advisor Dividend Growth
-    Fidelity Advisor Mid Cap(2)
-    PIMCO High Yield
-    Security Capital Preservation
-    Security Diversified Income
-    Security Income Opportunity
-    Security Global(1)
-    Security Equity
-    Security Large Cap Growth(1)
-    Security Mid Cap Value
-    Security Small Cap Growth(1)
-    Security Social Awareness
-    Security Large Cap Value
-    Security Mid Cap Growth
-    Van Kampen Equity and Income
-    Van Kampen Comstock
-    Van Kampen Aggressive Growth
-    Wells Fargo Advantage Growth and Income (formerly Strong Growth and Income)
-    Wells Fargo Advantage Growth (formerly Strong Growth 20)(1)
- Wells Fargo Advantage Small Cap Value (formerly Strong Advisor Small Cap Value)(1)
-    Wells Fargo Advantage Opportunity (formerly Strong Opportunity)(1)

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

     EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH AN EXTRA CREDIT RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT AN EXTRA CREDIT RIDER. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

     THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.

DATE: MAY 1, 2005

  The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.

(1) These Subaccounts are not available to members of the Teacher Retirement System of Texas who are employees of school districts or open-enrollment charter schools purchasing a tax-sheltered annuity through a salary reduction arrangement.

(2) The Fidelity Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Fidelity Advisor Mid Cap Subaccount. If you purchased your Contract after July 30, 2004, you may not allocate Purchase Payments or transfer your Contract Value to the Fidelity Advisor Mid Cap Subaccount.

(3) The Fidelity Advisor International Capital Appreciation Subaccount is no longer available under the Contract, and Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount after December 31, 2004.

     Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

     Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company.

     When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."

     This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-NEA-VALU. The table of contents of the Statement of Additional Information is set forth on page 67 of this Prospectus.

     The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
DEFINITIONS..............................................................     5

SUMMARY .................................................................     6
   Purpose of the Contract...............................................     6
   The Separate Account and the Funds....................................     6
   Fixed Account.........................................................     6
   Purchase Payments.....................................................     6
   Contract Benefits.....................................................     6
   Optional Riders.......................................................     7
   Free-Look Right.......................................................     7
   Charges and Deductions................................................     7
   Tax-Free Exchanges....................................................    11
   Contacting the Company................................................    11

EXPENSE TABLE............................................................    12
   Contract Owner Transaction Expenses...................................    12
   Periodic Expenses.....................................................    12
   Optional Rider Expenses...............................................    13
   Example...............................................................    14

CONDENSED FINANCIAL INFORMATION..........................................    15

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS.......    21
   Security Benefit Life Insurance Company...............................    21
   Published Ratings.....................................................    21
   Separate Account......................................................    21
   Underlying Funds......................................................    22

THE CONTRACT.............................................................    23
   General...............................................................    23
   Application for a Contract............................................    23
   Optional Riders.......................................................    24
   Guaranteed Minimum Income Benefit.....................................    24
   Annual Stepped Up Death Benefit.......................................    24
   Guaranteed Growth Death Benefit.......................................    25
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit........    26
   Enhanced Death Benefit................................................    26
   Combined Enhanced and Annual Stepped Up Death Benefit.................    27
   Combined Enhanced and Guaranteed Growth Death Benefit.................    27
   Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death
      Benefit............................................................    27
   Guaranteed Minimum Withdrawal Benefit.................................    28
   Total Protection......................................................    29
   Extra Credit..........................................................    30
   Waiver of Withdrawal Charge...........................................    32
   Alternate Withdrawal Charge...........................................    32
   Waiver of Withdrawal Charge--15 Years or Disability...................    32
   Waiver of Withdrawal Charge--10 Years or Disability...................    33
   Waiver of Withdrawal Charge--Hardship.................................    33
   Waiver of Withdrawal Charge--5 Years and Age 59 1/2...................    33
   Purchase Payments.....................................................    33
   Allocation of Purchase Payments.......................................    34
   Dollar Cost Averaging Option..........................................    34
   Asset Reallocation Option.............................................    35
   Transfers of Contract Value...........................................    36
   Contract Value........................................................    38
   Determination of Contract Value.......................................    38
   Cut-Off Times.........................................................    39
   Full and Partial Withdrawals..........................................    40
   Systematic Withdrawals................................................    41
   Free-Look Right.......................................................    41
   Death Benefit.........................................................    42
   Distribution Requirements.............................................    43
   Death of the Annuitant................................................    43

CHARGES AND DEDUCTIONS...................................................    43
   Contingent Deferred Sales Charge......................................    43
   Mortality and Expense Risk Charge.....................................    44
   Administration Charge.................................................    44
   Account Administration Charge.........................................    44
   Premium Tax Charge....................................................    44
   Loan Interest Charge..................................................    45
   Other Charges.........................................................    45
   Variations in Charges.................................................    45
   Optional Rider Charges................................................    45
   Teacher Retirement System of Texas - Limits on Optional Riders........    45
   Guarantee of Certain Charges..........................................    47
   Underlying Fund Expenses..............................................    47

ANNUITY PERIOD...........................................................    47
   General...............................................................    47
   Annuity Options.......................................................    48
   Selection of an Option................................................    50

THE FIXED ACCOUNT........................................................    50
   Interest..............................................................    51
   Death Benefit.........................................................    52
   Contract Charges......................................................    52
   Transfers and Withdrawals from the Fixed Account......................    52
   Payments from the Fixed Account.......................................    53

MORE ABOUT THE CONTRACT..................................................    53
   Ownership.............................................................    53
   Designation and Change of Beneficiary.................................    53
   Dividends.............................................................    53
   Payments from the Separate Account....................................    53
   Proof of Age and Survival.............................................    54
   Misstatements.........................................................    54
   Loans.................................................................    54
   Restrictions on Withdrawals from Qualified Plans......................    55

                                                                            Page
                                                                            ----
   Restrictions under the Texas Optional Retirement Program..............    56

FEDERAL TAX MATTERS......................................................    56
   Introduction..........................................................    56
   Tax Status of the Company and the Separate Account....................    56
   Qualified Plans.......................................................    57

OTHER INFORMATION........................................................    60
   Voting of Underlying Fund Shares......................................    60
   Substitution of Investments...........................................    61
   Changes to Comply with Law and Amendments.............................    61
   Reports to Owners.....................................................    62
   Electronic Privileges.................................................    62
   State Variations......................................................    62
   Legal Proceedings.....................................................    62
   Sale of the Contract..................................................    63
   Legal Matters.........................................................    65

PERFORMANCE INFORMATION..................................................    65

ADDITIONAL INFORMATION...................................................    66
   Registration Statement................................................    66
   Financial Statements..................................................    66

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION................    67
OBJECTIVES AND STRATEGIES FOR UNDERLYING FUNDS...........................    68

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

DEFINITIONS

     Various terms commonly used in this Prospectus are defined as follows:

     ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

     ADMINISTRATIVE OFFICE -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

     ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

     ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

     ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

     ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

     ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

     ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

     AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

     CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

     CONTRACT DEBT -- The unpaid loan balance including loan interest.

     CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

     CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

     CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

     DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

     FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See "The Fixed Account."

     GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

     GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

     OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

     PARTICIPANT -- A Participant under a Qualified Plan.

     PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

     SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

     SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

     UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

     VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

     WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

     This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

     You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account."

     You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

     The Fidelity Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004, and the Fidelity Advisor International Capital Appreciation Subaccount is no longer available under the Contract. Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount after December 31, 2004.

FIXED ACCOUNT -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. See "The Fixed Account."

PURCHASE PAYMENTS -- Your initial Purchase Payment must be at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

     At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

     The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total charges in excess of 1.55% (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):

-    Guaranteed Minimum Income Benefit at 3% or 5%;

-    Annual Stepped Up Death Benefit;*

-    Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Enhanced Death Benefit;*

-    Combined Enhanced and Annual Stepped Up Death Benefit;*

-    Combined Enhanced and Guaranteed Growth Death Benefit;*

-    Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit;*

-    Guaranteed Minimum Withdrawal Benefit;

-    Total Protection;*

-    Extra Credit at 3%, 4% or 5%;

-    Waiver of Withdrawal Charge;

-    Alternate Withdrawal Charge;

-    Waiver of Withdrawal Charge - 15 Years or Disability;

-    Waiver of Withdrawal Charge - 10 Years or Disability;

-    Waiver of Withdrawal Charge - Hardship;

-    Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

*    Provides a death benefit.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider and the Total Protection Rider, which are also available for purchase on a Contract Anniversary. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider under "Optional Riders."

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

     CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

     The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

PURCHASE PAYMENT AGE (IN YEARS)   WITHDRAWAL CHARGE
-------------------------------   -----------------
               1                          7%
               2                          7%
               3                          6%
               4                          5%
               5                          4%
               6                          3%
               7                          2%
           8 and over                     0%

     The amount of total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

     MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                    ANNUAL MORTALITY AND
CONTRACT VALUE      EXPENSE RISK CHARGE
--------------      --------------------
Less than $25,000          0.90%
$25,000 or more            0.75%

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. See "Mortality and Expense Risk Charge."

     OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

     The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may not terminate a rider after issue, unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider. Each rider and its charge are listed below. See "Optional Rider Charges."

     TEACHER RETIREMENT SYSTEM OF TEXAS - LIMITS ON OPTIONAL RIDERS. If you are:
(1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select riders with a total charge that exceeds 0.25% of Contract Value and only the following riders are available for purchase:

-    Annual Stepped Up Death Benefit

-    Enhanced Death Benefit

-    Guaranteed Growth Death Benefit at 3%

-    Guaranteed Growth Death Benefit at 5%

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit

-    Guaranteed Minimum Income Benefit at 3%

-    Waiver of Withdrawal Charge

-    Waiver of Withdrawal Charge - Hardship

-    Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                                        Annual
                                                                        Rider
                                                              Rate(1)   Charge
                                                              -------   ------
Guaranteed Minimum Income Benefit                               3%      0.15%
                                                                5%      0.30%
Annual Stepped Up Death Benefit                                --       0.20%
Guaranteed Growth Death Benefit                                 3%      0.10%
                                                                5%      0.20%
                                                                6%(2)   0.25%
                                                                7%(2)   0.30%
Combined Annual Stepped Up and Guaranteed Growth Death
   Benefit                                                      5%      0.25%
Enhanced Death Benefit                                         --       0.25%
Combined Enhanced and Annual Stepped Up Death Benefit          --       0.35%
Combined Enhanced and Guaranteed Growth Death Benefit           5%      0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth
   Death Benefit                                                5%      0.40%
Guaranteed Minimum Withdrawal Benefit                          --       0.45%(3)
Total Protection                                               --       0.85%(4)
Extra Credit(5)                                                 3%      0.40%
                                                                4%      0.55%
                                                                5%      0.70%
Waiver of Withdrawal Charge                                    --       0.05%
Alternate Withdrawal Charge(6)                                0-Year    0.70%
                                                              4-Year    0.55%
Waiver of Withdrawal Charge - 15 Years or Disability           --       0.05%
Waiver of Withdrawal Charge - 10 Years or Disability           --       0.10%
Waiver of Withdrawal Charge - Hardship                         --       0.15%
Waiver of Withdrawal Charge - 5 Years and Age 59 1/2           --       0.20%

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)  Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(4) The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(6) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

     ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

     ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

     PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

     LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

     OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

     The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

TAX-FREE EXCHANGES -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

CONTACTING THE COMPANY -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3112 or 1-800-NEA-VALU.

EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."

Sales Load on Purchase Payments                                                  None
Deferred Sales Charge (as a percentage of amount withdrawn attributable to
   Purchase Payments)                                                               7%(1)
Transfer Fee (per transfer)                                                      None

PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.

Account Administration Charge                                                   $  30(2)
Net Loan Interest Charge(3)                                                       2.5%
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge                                         0.90%(4)
Annual Administration Charge                                                     0.15%
Maximum Annual Charge for Optional Riders                                        1.55%(5)
Total Separate Account Annual Expenses                                           2.60%

(1) The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

(2) A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

(3) The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5% and plus the amount of total rider charges) and the amount of interest the Company credits to the loan account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.5%, plus the amount of any applicable rider charges.

(4) The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 - 0.90%; $25,000 or more - 0.75%. Any mortality and expense risk charge above the minimum charge of 0.75% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Options 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."

(5) You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) You may not select Riders with total rider charges that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                                                  Interest     Annual
                                                                                   Rate(1)   Rider Charge
                                                                                  --------   ------------
Guaranteed Minimum Income Benefit Rider                                                3%      0.15%
                                                                                       5%      0.30%
Annual Stepped Up Death Benefit Rider                                                 --       0.20%
Guaranteed Growth Death Benefit Rider                                                  3%      0.10%
                                                                                       5%      0.20%
                                                                                       6%(4)   0.25%
                                                                                       7%(4)   0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death
   Benefit Rider                                                                       5%      0.25%
Enhanced Death Benefit Rider                                                          --       0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider       --       0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider        5%      0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider,
   and Guaranteed Growth Death Benefit Rider                                           5%      0.40%
Guaranteed Minimum Withdrawal Benefit Rider                                           --       0.45%(2)
Total Protection Rider                                                                --       0.85%(2)
Extra Credit Rider(5)                                                                  3%      0.40%
                                                                                       4%      0.55%
                                                                                       5%      0.70%
Waiver of Withdrawal Charge Rider                                                     --       0.05%
Alternate Withdrawal Charge Rider(3)                                              0-Year       0.70%
                                                                                  4-Year       0.55%
Waiver of Withdrawal Charge Rider--15 Years or Disability                             --       0.05%
Waiver of Withdrawal Charge Rider--10 Years or Disability                             --       0.10%
Waiver of Withdrawal Charge Rider--Hardship                                           --       0.15%
Waiver of Withdrawal Charge Rider--5 Years and Age 59 1/2                             --       0.20%

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2) The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the Rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit" and "Total Protection." The current charge for each such Rider is used in calculating the maximum Rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

(3) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge." 4 Not available to Texas residents.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.

                                         MINIMUM   MAXIMUM
                                         -------   -------
Total Annual Underlying Fund Operating
   Expenses(1)                            0.80%      2.09%

(1) Expenses deducted from Underlying Fund assets include management fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses.

EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including the maximum rider charge) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                       1        3        5       10
                                     YEAR     YEARS    YEARS    YEARS
                                    ------   ------   ------   ------
If you surrender your Contract at
   the end of the applicable time
   period                           $1,101   $1,958   $2,729   $4,764

If you do not surrender or you
   annuitize your Contract             470    1,414    2,364    4,764

CONDENSED FINANCIAL INFORMATION

     The following condensed financial information presents accumulation unit values for each of the years in the period ending December 31, 2004, as well as ending accumulation units outstanding under each Subaccount.

                                                            2004       2003       2002     2001(A)
                                                          --------   --------   --------   -------
AIM BASIC VALUE
Accumulation unit value:
   Beginning of period ................................   $   8.83   $   6.87   $   9.29   $ 10.12
   End of period ......................................   $   9.42   $   8.83   $   6.87   $  9.29
Accumulation units outstanding at the end of period ...    353,201    275,921    171,063    32,599

AIM MID CAP CORE EQUITY
Accumulation unit value:
   Beginning of period ................................   $   9.87   $   8.07   $   9.44   $ 10.06
   End of period ......................................   $  10.80   $   9.87   $   8.07   $  9.44
Accumulation units outstanding at the end of period ...     58,714     39,579     27,915     5,147

AIM SMALL CAP GROWTH
Accumulation unit value:
   Beginning of period ................................   $   8.55   $   6.39   $   9.23   $  9.86
   End of period ......................................   $   8.79   $   8.55   $   6.39   $  9.23
Accumulation units outstanding at the end of period ...    212,475    119,229     63,534     9,248

AIM BLUE CHIP
Accumulation unit value:
   Beginning of period ................................   $   7.16   $   5.94   $   8.40   $  9.50
   End of period ......................................   $   7.18   $   7.16   $   5.94   $  8.40
Accumulation units outstanding at the end of period ...     84,469     46,054     33,460     9,003

AIM DYNAMICS (FORMERLY INVESCO DYNAMICS)
Accumulation unit value:
   Beginning of period ................................   $   6.69   $   5.04   $   7.84   $  9.34
   End of period ......................................   $   7.18   $   6.69   $   5.04   $  7.84
Accumulation units outstanding at the end of period ...      6,681      5,288      3,373       166

AIM TECHNOLOGY (FORMERLY INVESCO TECHNOLOGY)
Accumulation unit value:
   Beginning of period ................................   $   4.89   $   3.56   $   7.02   $  8.76
   End of period ......................................   $   4.85   $   4.89   $   3.56   $  7.02
Accumulation units outstanding at the end of period ...     43,406     43,502     21,478     5,353

AMERICAN CENTURY HERITAGE
Accumulation unit value:
   Beginning of period ................................   $   7.90   $   6.78   $   8.40   $ 10.09
   End of period ......................................   $   8.12   $   7.90   $   6.78   $  8.40
Accumulation units outstanding at the end of period ...     14,551      4,276        946       652

                                                            2004       2003       2002     2001(A)
                                                          --------   --------   --------   -------
AMERICAN CENTURY SELECT
Accumulation unit value:
   Beginning of period ................................   $   7.62   $   6.37   $   8.60   $  9.59
   End of period ......................................   $   7.85   $   7.62   $   6.37   $  8.60
Accumulation units outstanding at the end of period ...    248,705    126,043     36,916     1,562

AMERICAN CENTURY EQUITY INCOME
Accumulation unit value:
   Beginning of period ................................   $  11.31   $   9.49   $  10.41   $ 10.11
   End of period ......................................   $  12.21   $  11.31   $   9.49   $ 10.41
Accumulation units outstanding at the end of period ...    186,309     97,385     47,779     6,302

AMERICAN CENTURY INTERNATIONAL GROWTH
Accumulation unit value:
   Beginning of period ................................   $   7.57   $   6.29   $   8.12   $  9.21
   End of period ......................................   $   8.38   $   7.57   $   6.29   $  8.12
Accumulation units outstanding at the end of period ...     83,030     45,457     29,825     2,116

ARIEL
Accumulation unit value:
   Beginning of period ................................   $  10.31   $   8.37   $  10.07        --
   End of period ......................................   $  12.09   $  10.31   $   8.37        --
Accumulation units outstanding at the end of period ...    262,445     76,731     12,721        --

ARIEL PREMIER BOND
Accumulation unit value:
   Beginning of period ................................   $  10.41   $  10.43   $  10.00        --
   End of period ......................................   $  10.42   $  10.41   $  10.43        --
Accumulation units outstanding at the end of period ...     82,671     40,914      5,873        --

CALAMOS GROWTH
Accumulation unit value:
   Beginning of period ................................   $  10.11   $   7.39   $   9.13   $  9.70
   End of period ......................................   $  11.54   $  10.11   $   7.39   $  9.13
Accumulation units outstanding at the end of period ...    943,864    531,609    218,387    35,400

CALAMOS GROWTH AND INCOME
Accumulation unit value:
   Beginning of period ................................   $  11.00   $   8.96   $   9.72   $  9.89
   End of period ......................................   $  11.60   $  11.00   $   8.96   $  9.72
Accumulation units outstanding at the end of period ...    635,590    294,054    125,714    19,412

DREYFUS APPRECIATION
Accumulation unit value:
   Beginning of period ................................   $   8.34   $   7.20   $   9.04   $  9.64
   End of period ......................................   $   8.47   $   8.34   $   7.20   $  9.04
Accumulation units outstanding at the end of period ...    261,696    133,359     79,711    16,424

                                                            2004       2003       2002     2001(A)
                                                          --------   --------   --------   -------
DREYFUS PREMIER STRATEGIC VALUE
Accumulation unit value:
   Beginning of period ................................   $   9.52   $   6.89    $  9.80   $  9.93
   End of period ......................................   $  10.76   $   9.52    $  6.89   $  9.80
Accumulation units outstanding at the end of period ...     87,176     37,184     26,572     1,387

DREYFUS MIDCAP VALUE
Accumulation unit value:
   Beginning of period ................................   $   9.17   $   6.05    $  9.44   $  9.60
   End of period ......................................   $  10.36   $   9.17    $  6.05   $  9.44
Accumulation units outstanding at the end of period ...    156,368    115,169     88,629    10,151

DREYFUS GENERAL MONEY MARKET
Accumulation unit value:
   Beginning of period ................................   $   9.31   $   9.66    $  9.93   $ 10.00
   End of period ......................................   $   8.99   $   9.31    $  9.66   $  9.93
Accumulation units outstanding at the end of period ...     79,034     37,676     32,662     7,130

FIDELITY ADVISOR VALUE STRATEGIES
Accumulation unit value:
   Beginning of period ................................   $  10.68   $   6.94    $  9.79   $ 10.73
   End of period ......................................   $  11.74   $  10.68    $  6.94   $  9.79
Accumulation units outstanding at the end of period ...    132,085     77,863     58,759    13,282

FIDELITY ADVISOR DIVIDEND GROWTH
Accumulation unit value:
   Beginning of period ................................   $   8.42   $   7.16    $  9.40   $  9.90
   End of period ......................................   $   8.52   $   8.42    $  7.16   $  9.40
Accumulation units outstanding at the end of period ...    227,521    111,746     50,115     4,709

FIDELITY ADVISOR MID CAP
Accumulation unit value:
   Beginning of period ................................   $   9.87   $   7.14    $  9.14   $ 10.01
   End of period ......................................   $  11.00   $   9.87    $  7.14   $  9.14
Accumulation units outstanding at the end of period ...     48,322     32,199     18,240     7,408

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION
Accumulation unit value:
   Beginning of period ................................   $  10.38   $   7.66    $  9.12   $  9.28
   End of period ......................................   $  11.00   $  10.38    $  7.66   $  9.12
Accumulation units outstanding at the end of period ...    170,577    108,858     11,026       637

PIMCO HIGH YIELD
Accumulation unit value:
   Beginning of period ................................   $  11.30   $   9.53    $  9.97        --
   End of period ......................................   $  11.84   $  11.30    $  9.53        --
Accumulation units outstanding at the end of period ...    121,715     44,609      4,806        --

                                                            2004       2003       2002     2001(A)
                                                          --------   --------   --------   -------
SECURITY DIVERSIFIED INCOME
Accumulation unit value:
   Beginning of period ................................   $  10.58   $  10.71   $  10.21   $ 10.03
   End of period ......................................   $  10.52   $  10.58   $  10.71   $ 10.21
Accumulation units outstanding at the end of period ...    158,604    122,793     90,122    15,149

SECURITY GLOBAL
Accumulation unit value:
   Beginning of period ................................   $   8.93   $   6.56   $   8.99   $  9.72
   End of period ......................................   $  10.13   $   8.93   $   6.56   $  8.99
Accumulation units outstanding at the end of period ...    230,523    149,726     99,389    24,741

SECURITY EQUITY
Accumulation unit value:
   Beginning of period ................................   $   7.69   $   6.61   $   9.00   $  9.82
   End of period ......................................   $   7.94   $   7.69   $   6.61   $  9.00
Accumulation units outstanding at the end of period ...     28,690     25,690     20,193     2,621

SECURITY INCOME OPPORTUNITY(B)
Accumulation unit value:
   Beginning of period ................................   $  10.00         --         --        --
   End of period ......................................   $  10.05         --         --        --
Accumulation units outstanding at the end of period ...     16,795         --         --        --

SECURITY LARGE CAP VALUE
Accumulation unit value:
   Beginning of period ................................   $   8.34   $   6.82   $   9.35   $  9.87
   End of period ......................................   $   8.83   $   8.34   $   6.82   $  9.35
Accumulation units outstanding at the end of period ...     39,601     28,792     21,050    10,858

SECURITY LARGE CAP GROWTH
Accumulation unit value:
   Beginning of period ................................   $   7.37   $   6.21   $   8.86   $  9.69
   End of period ......................................   $   7.28   $   7.37   $   6.21   $  8.86
Accumulation units outstanding at the end of period ...     31,145     14,433      7,524     1,644

SECURITY CAPITAL PRESERVATION
Accumulation unit value:
   Beginning of period ................................   $  10.13   $  10.18   $  10.13   $ 10.04
   End of period ......................................   $  10.34   $  10.13   $  10.18   $ 10.13
Accumulation units outstanding at the end of period ...    675,408    570,448    354,057    32,546

SECURITY MID CAP GROWTH
Accumulation unit value:
   Beginning of period ................................   $   9.39   $   6.26   $   8.99   $  9.67
   End of period ......................................   $   9.90   $   9.39   $   6.26   $  8.99
Accumulation units outstanding at the end of period ...    130,451     87,059     56,255    13,183

                                                            2004       2003       2002     2001(A)
                                                          --------   --------   --------   -------
SECURITY MID CAP VALUE
Accumulation unit value:
   Beginning of period ................................   $  11.80   $   8.08   $   9.87   $ 10.06
   End of period ......................................   $  14.39   $  11.80   $   8.08   $  9.87
Accumulation units outstanding at the end of period ...    826,045    419,639    161,101    34,205

SECURITY SMALL CAP GROWTH
Accumulation unit value:
   Beginning of period ................................   $   9.03   $   6.06   $   8.66   $  9.87
   End of period ......................................   $  10.09   $   9.03   $   6.06   $  8.66
Accumulation units outstanding at the end of period ...     38,145     28,453      8,658     1,216

SECURITY SOCIAL AWARENESS
Accumulation unit value:
   Beginning of period ................................   $   7.96   $   6.76   $   8.88   $  9.68
   End of period ......................................   $   7.97   $   7.96   $   6.76   $  8.88
Accumulation units outstanding at the end of period ...     34,269     22,678     13,702     5,954

WELLS FARGO ADVANTAGE GROWTH AND INCOME
   (FORMERLY STRONG GROWTH AND INCOME)
Accumulation unit value:
   Beginning of period ................................   $   7.79   $   6.51   $   8.64   $  9.62
   End of period ......................................   $   8.15   $   7.79   $   6.51   $  8.64
Accumulation units outstanding at the end of period ...     15,808     12,942      7,817     3,944

WELLS FARGO ADVANTAGE GROWTH (FORMERLY STRONG GROWTH 20)
Accumulation unit value:
   Beginning of period ................................   $   6.10   $   4.98   $   7.46   $  8.91
   End of period ......................................   $   6.66   $   6.10   $   4.98   $  7.46
Accumulation units outstanding at the end of period ...     34,342     31,130     27,133    12,355

WELLS FARGO ADVANTAGE SMALL CAP VALUE
   (FORMERLY STRONG ADVISOR SMALL CAP VALUE)
Accumulation unit value:
   Beginning of period ................................   $  12.45   $   8.72   $   9.66   $ 10.10
   End of period ......................................   $  14.35   $  12.45   $   8.72   $  9.66
Accumulation units outstanding at the end of period ...    250,908    157,901     82,642    13,385

WELLS FARGO ADVANTAGE OPPORTUNITY
   (FORMERLY STRONG OPPORTUNITY)
Accumulation unit value:
   Beginning of period ................................   $   8.39   $   6.35   $   9.06   $  9.71
   End of period ......................................   $   9.47   $   8.39   $   6.35   $  9.06
Accumulation units outstanding at the end of period ...     37,293     28,498     23,034     4,610

VAN KAMPEN EQUITY AND INCOME
Accumulation unit value:
   Beginning of period ................................   $   9.98   $   8.49   $   9.63   $ 10.01
   End of period ......................................   $  10.72   $   9.98   $   8.49   $  9.63
Accumulation units outstanding at the end of period ...    211,948    112,248     92,610    19,794

                                                            2004       2003       2002     2001(A)
                                                          --------   --------   --------   -------
VAN KAMPEN COMSTOCK
Accumulation unit value:
   Beginning of period ................................   $   8.74   $   6.94   $   8.97   $  9.86
   End of period ......................................   $   9.88   $   8.74   $   6.94   $  8.97
Accumulation units outstanding at the end of period ...    646,585    303,826    197,544    39,034

VAN KAMPEN AGGRESSIVE GROWTH
Accumulation unit value:
   Beginning of period ................................   $   6.53   $   4.88   $   7.67   $  9.15
   End of period ......................................   $   7.23   $   6.53   $   4.88   $  7.67
Accumulation units outstanding at the end of period ...     32,428     21,337     16,824     2,834

(a)  For the period of July 2, 2001 (date of inception) through December 31,
     2001.

(b) For the period of March 31, 2004 (date of inception) through December 31, 2004.

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

     On July 31, 1998, Security Benefit converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

     The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2004, the Company had total assets of approximately $11.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $14.7 billion.

PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/ health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its general account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

     The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

     Shares of each Underlying Fund are available to the general public. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser. A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

     PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

     ADMINISTRATIVE, MARKETING, AND SUPPORT SERVICE PAYMENTS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services the Company (or its affiliates) provides. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, issuing, distributing, and administering the Contract.

     12B-1 FEES. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The Company and SDI anticipate they will receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     ADMINISTRATIVE PAYMENTS. The Company (or its affiliates) also receives from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds a servicing fee for administrative and other services the Company (or its affiliates) provides relating to Separate Account operations. These payments are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Payments of fees under these agreements do not increase the fees or expenses paid by the Underlying Funds or their shareholders. The Company and its affiliates anticipate they will receive administrative payments that range from 0.05% to 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

     TOTAL PAYMENTS. The Company and its affiliates, including SDI, anticipate they will receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and administrative payments that range in total from 0.25% to a maximum of 0.55% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will compensate the Company for providing administrative, marketing, and support services, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

     The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408 or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the contract as an investment vehicle for a section 403(b), 408 or 408A Qualified Plan, you should consider that the contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

     The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.

OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total rider charges in excess of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider):

-    Guaranteed Minimum Income Benefit at 3% or 5%;

-    Annual Stepped Up Death Benefit;*

-    Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Enhanced Death Benefit;*

-    Combined Enhanced and Annual Stepped Up Death Benefit;*

-    Combined Enhanced and Guaranteed Growth Death Benefit;*

-    Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Guaranteed Minimum Withdrawal Benefit;

-    Total Protection;*

-    Extra Credit at 3%, 4% or 5%;

-    Waiver of Withdrawal Charge;

-    0-Year or 4-Year Alternate Withdrawal Charge; or

-    Waiver of Withdrawal Charge - 15 Years or Disability

-    Waiver of Withdrawal Charge - 10 Years or Disability

-    Waiver of Withdrawal Charge - Hardship

-    Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

*    Provides a death benefit.

The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, and the Total Protection Rider, which are also available for purchase on a Contract Anniversary. You cannot change or cancel the rider(s) that you select after they are issued. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. See the detailed description of each rider below.

GUARANTEED MINIMUM INCOME BENEFIT -- This rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will earn only the Guaranteed Rate.

     In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.

ANNUAL STEPPED UP DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

- The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

- Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

- An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements), net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market or the Fixed Account; however, you will still pay the rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.   The Annual Stepped Up Death Benefit (as described above); or

4.   The Guaranteed Growth Death Benefit at 5% (as described above).

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

ENHANCED DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

- "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

- "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its

Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start

Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

GUARANTEED MINIMUM WITHDRAWAL BENEFIT -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. If you elect this rider when you purchase the Contract, your "Benefit Amount" is equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchase the rider on a Contract Anniversary, your Benefit Amount is equal to a percentage of your Contract Value on the Valuation Date we add this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

     Under this rider, you may withdraw up to a specified amount each Contract Year (the "Annual Withdrawal Amount"), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

      ANNUAL
WITHDRAWAL AMOUNT*   BENEFIT AMOUNT*
------------------   ---------------
        5%                 130%
        6%                 110%
        7%                 100%

* A percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider is purchased on a Contract Anniversary)

     If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.

     If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under "Contingent Deferred Sales Charge," and "Extra Credit." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

     The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.

     The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.

     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 85 or younger.

TOTAL PROTECTION -- You may purchase this rider when you purchase the Contract or on any Contract Anniversary. This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.

     Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under "Guaranteed Growth Death Benefit," with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner's date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Dreyfus General Money Market Account Subaccount. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.

     This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under "Guaranteed Minimum Withdrawal Benefit" above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary).

     The Guaranteed Minimum Accumulation Benefit provides that at the end of the "Term," which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.

     The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider is purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

     The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

     After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.

     This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.

     While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider is available only if the age of each Owner and Annuitant at the time the rider is purchased is age 79 or younger.

EXTRA CREDIT -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 3%, 4% or 5% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger.

     In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.   Contract Value immediately prior to the withdrawal.

     The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. You may not purchase more than one Extra Credit Rider for your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

     The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

     The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

     If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

                RATE OF RETURN (NET OF
INTEREST RATE          EXPENSES)
-------------   ----------------------
     3%                -5.00%
     4%                -1.50%
     5%                 0.80%

     The Company may pay an additional Credit Enhancement to customers of broker-dealers that are concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company will pay the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchange their current contract for this Contract and pay a withdrawal charge on the exchange. When such a customer purchases a Credit Enhancement of 5%, the Company may add an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determines the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company must be notified when a purchase is made that qualifies under this provision. There is no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and may be subject to a withdrawal charge.

WAIVER OF WITHDRAWAL CHARGE -- This rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.

     The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

     The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

     The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

     Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

     The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

     If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.

ALTERNATE WITHDRAWAL CHARGE -- This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

           0-YEAR SCHEDULE                        4-YEAR SCHEDULE
------------------------------------   ------------------------------------
PURCHASE PAYMENT                       PURCHASE PAYMENT
 AGE (IN YEARS)    WITHDRAWAL CHARGE    AGE (IN YEARS)    WITHDRAWAL CHARGE
----------------   -----------------   ----------------   -----------------
   0 and over              0%                 1                   7%
                                              2                   7%
                                              3                   6%
                                              4                   5%
                                          5 and over              0%

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

WAIVER OF WITHDRAWAL CHARGE--15 YEARS OR DISABILITY -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

-    The Contract has been in force for 15 or more Contract Years; or

- The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge Rider--15 Years or Disability."

WAIVER OF WITHDRAWAL CHARGE--10 YEARS OR DISABILITY -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

- The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

- The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. The charge for this Rider is 0.10%. See "Waiver of Withdrawal Charge Rider--10 Years or Disability."

WAIVER OF WITHDRAWAL CHARGE--HARDSHIP -- This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. The charge for this Rider is 0.15%. See "Waiver of Withdrawal Charge--Hardship."

WAIVER OF WITHDRAWAL CHARGE--5 YEARS AND AGE 59 1/2 -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

-    The Owner is age 59 1/2 or older; and

- The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. The charge for this Rider is 0.20%. See "Waiver of Withdrawal Charge--5 Years and Age 59 1/2."

PURCHASE PAYMENTS -- The minimum initial Purchase Payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

     The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and /or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

     The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the

Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

     If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

     You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

     An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

     After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

     You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

     To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

     Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

     Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

     The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

     You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."

     The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Dreyfus General Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as described below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

     FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

     The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

-    the total dollar amount being transferred;

-    the number of transfers you made within the previous 12 months;

-    transfers to and from (or from and to) the same Subaccount;

- whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

- whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

     If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company will send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, the Company will require that you submit transfer requests in writing via regular U.S. mail for a 90-day period if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period, as follows.

                                                                 NUMBER OF ROUND
                          SUBACCOUNT                            TRIPS TRANSFERS*
                          ----------                            ----------------
Dreyfus General Money Market                                        Unlimited

Van Kampen Aggressive Growth, Van Kampen Comstock, Van Kampen           8
Equity and Income

AIM Basic Value, AIM Mid Cap Core Equity, AIM Small Cap                 4
Growth, AIM Blue Chip, AIM Dynamics, AIM Technology, Ariel,
Ariel Premier Bond, Calamos Growth, Calamos Growth and
Income, Dreyfus Appreciation, Dreyfus Premier Strategic
Value, Dreyfus Midcap Value, Fidelity Advisor Value
Strategies, Fidelity Advisor Dividend Growth, Fidelity
Advisor Mid Cap**, PIMCO High Yield, Security Capital
Preservation, Security Diversified Income, Security Income
Opportunity, Security Global, Security Equity, Security Large
Cap Growth, Security Mid Cap Value, Security Small Cap
Growth, Security Social Awareness, Security Large Cap Value,
Security Mid Cap Growth

American Century Heritage, American Century Select, American            2
Century Equity Income, American Century International Growth,
Wells Fargo Advantage Growth and Income, Wells Fargo
Advantage Growth, Wells Fargo Advantage Small Cap Value,
Wells Fargo Advantage Opportunity

* Number of round trip transfers in any 12-month period that will trigger a letter requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter.

** You may transfer Contract Value to Fidelity Advisor Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.

*** You may not allocate Purchase Payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount.

     In addition to the Company's own frequent transfer procedures, managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and, the Company will inform the Owner in writing at his or her address of record.

     To the extent permitted by applicable law, the Company reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

     The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

     Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

     The Company does not limit or restrict transfers to or from the Dreyfus General Money Market Fund. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

     Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

     On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

- Investment performance of the Subaccounts to which you have allocated Contract Value,

-    Interest credited to the Fixed Account,

-    Payment of Purchase Payments,

-    The amount of any outstanding Contract Debt,

-    Full and partial withdrawals, and

- Charges assessed in connection with the Contract, including charges for any optional riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

     Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

     In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

     The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

     The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and (5) the administration charge under the Contract of 0.15%.

     The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

CUT-OFF TIMES -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

     The Company requires the signature of the Owner on any request for withdrawal, and a guarantee of such signature to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

     A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the loan account.

     The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Request for Scheduled Systematic Payments form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

     Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

     The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such

Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

     If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary.

     If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

     The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

     If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

     If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit; Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection riders. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax, and if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.

     The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. IF THE COMPANY DOES NOT RECEIVE AT ITS ADMINISTRATIVE OFFICE WITHIN SIX MONTHS OF THE DATE OF THE OWNER'S DEATH INSTRUCTIONS REGARDING THE DEATH BENEFIT PAYMENT, THE DEATH BENEFIT WILL BE AS SET FOR IN ITEM 2 ABOVE. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution

Requirements" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract.

     The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

     The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

PURCHASE PAYMENT AGE
     (IN YEARS)        WITHDRAWAL CHARGE
--------------------   -----------------
          1                    7%
          2                    7%
          3                    6%
          4                    5%
          5                    4%
          6                    3%
          7                    2%
     8 and over                0%

     The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon:
(1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

     The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                    ANNUAL MORTALITY
                    AND EXPENSE RISK
CONTRACT VALUE           CHARGE
-----------------   ----------------
Less than $25,000         0.90%
$25,000 or more           0.75%

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

     The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

     The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

LOAN INTEREST CHARGE -- The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

OPTIONAL RIDER CHARGES -- In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue, except the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, which are also available for purchase on a Contract Anniversary. You may select only one rider that provides a death benefit.

     The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the applicable maximum Rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider.

TEACHER RETIREMENT SYSTEM OF TEXAS - LIMITS ON OPTIONAL RIDERS -- If you are:
(1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select riders with a total charge that exceeds 0.25% of Contract Value and only the following riders are available for purchase:

-    Annual Stepped Up Death Benefit

-    Enhanced Death Benefit

-    Guaranteed Growth Death Benefit at 3%

-    Guaranteed Growth Death Benefit at 5%

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit

-    Guaranteed Minimum Income Benefit at 3%

-    Waiver of Withdrawal Charge

-    Waiver of Withdrawal Charge - Hardship

-    Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                                                   Annual
                                                                   Rate(1)      Rider Charge
                                                                   -------      ------------
Guaranteed Minimum Income Benefit                                        3%       0.15%
                                                                         5%       0.30%
Annual Stepped Up Death Benefit                                         --        0.20%
Guaranteed Growth Death Benefit                                          3%       0.10%
                                                                         5%       0.20%
                                                                         6%(2)    0.25%
                                                                         7%(2)    0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit           5%       0.25%
Enhanced Death Benefit                                                  --        0.25%
Combined Enhanced and Annual Stepped Up Death Benefit                   --        0.35%
Combined Enhanced and Guaranteed Growth Death Benefit                    5%       0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death
   Benefit                                                               5%       0.40%
Guaranteed Minimum Withdrawal Benefit                                   --        0.45%(3)
Total Protection                                                        --        0.85%(4)
Extra Credit(5)                                                          3%       0.40%
                                                                         4%       0.55%
                                                                         5%       0.70%
Waiver of Withdrawal Charge                                             --        0.05%
Alternate Withdrawal Charge(6)                                      0-Year        0.70%
                                                                    4-Year        0.55%
Waiver of Withdrawal Charge - 15 Years or Disability                    --        0.05%
Waiver of Withdrawal Charge - 10 Years or Disability                    --        0.10%
Waiver of Withdrawal Charge - Hardship                                  --        0.15%
Waiver of Withdrawal Charge - 5 Years and Age 59 1/2                    --        0.20%

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2)  Not available to Texas residents.

(3) The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under "Guaranteed Minimum Withdrawal Benefit." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(4) The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under "Total Protection." The current charge for such rider is used in calculating the maximum rider charge of 1.55%.

(5) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

(6) If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See "Alternate Withdrawal Charge."

GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.90% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.

UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

     On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

     The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

     Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

     You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

     You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

     Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.

     If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units in calculating future variable annuity payments is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

     An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period.

     The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS --

      OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) projection scale G and an interest rate of 2 1/2% in lieu of the rate described above.

     OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this

Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

     OPTION 4 --

     A. JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION 4A. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     B. JOINT AND LAST SURVIVOR WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% in lieu of the rate described above.

     OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

     OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4A, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of

3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

     The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

     The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

     On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

     Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

THE FIXED ACCOUNT

     You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

     Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

     Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

     Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

     For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

     If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES -- Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any Optional Rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

     Transfers from the Fixed Account to the Fidelity Advisor Mid Cap Subaccount may be made only if you purchased your Contract prior to July 31, 2004. The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."

     If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

     You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See

"Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

     Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

- During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

- During which trading on the New York Stock Exchange is restricted as determined by the SEC,

- During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

- For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or
(2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

     When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed under the Fixed Account.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 1% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 3.7%. Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

     Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

     If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

     While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

     In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

     You should consult with your tax adviser on the effect of a loan.

     Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

     Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

     If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

     The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM -- If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education.

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT --

     GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

     CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

     The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

     The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

     The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

     SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

     Section 403(b) annuities must generally be provided under a plan that meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

     If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

     If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

     A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to other qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

     Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

     A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

     Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

     SECTIONS 408 AND 408A. TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

     IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

      TAX YEAR        AMOUNT
-------------------   ------
     2005-2007        $4,000
2008 and thereafter   $5,000

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the 2005 tax year, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($70,000 for a married couple filing a joint return and $50,000 for a single taxpayer in 2005). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

     Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

     In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

     Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

     ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

     Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

     ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

     If any portion of the balance to the credit of an employee in a Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover


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distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

     An "eligible retirement plan" will be another Section 403(b) plan, or a traditional individual retirement account or annuity described in Code Section 408.

     A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

     TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

     The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

     MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

     WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

     The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any


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regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

     In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

     The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to compliance with applicable law, the Company may transfer assets to the general account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and


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retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

     You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES -- You may request a transfer of Contract Value and may make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone if the proper form has been completed, signed, and filed at the Company's Administrative Office. You may also request a transfer of Contract Value electronically via facsimile, or through the Company's Internet web site if you have authorized your financial representative to make financial transactions on your behalf. Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

     The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

     By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

STATE VARIATIONS -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

LEGAL PROCEEDINGS -- The Company and its subsidiaries, like other life


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insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

     In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, SDI, or the Separate Account.

SALE OF THE CONTRACT -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

     PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc.

     SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2004, 2003, and 2002, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $4,849,070, $6,434,187, and $3,613,911 respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.

     SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

     COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale


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of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials (such as the one described below); however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

     The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives. The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2004 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
Vantage Securities, Inc.; Aquarius Fund Distributors, LLC; OFG Financial Services, Inc.; Brecek & Young Advisors, Inc.; Legend Equities Corp.; Morgan Keegan and Company, Inc.; Lincoln Investment Planning, Inc.; Butler Freeman Tally Financial Group, LLC; PacVest Associates, Inc.; and USA Financial Securities Corporation.

     These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO AFFILIATED SELLING BROKER-DEALERS. In addition to ordinary commissions, non-cash compensation, and additional compensation, the Company pays some or all of the operating and other expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of the Contract in accordance with its respective internal compensation program.


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     BONUS COMMISSION PAYMENT PROGRAM. During the period from January 1, 2005 through February 28, 2006, Security Distributors, Inc. ("SDI"), in connection with the Company, will offer a special "bonus" commission payment program pursuant to which SDI will pay additional commissions ("Promotional Payments") to certain selling firms whose registered representatives achieve certain target Purchase Payment levels under Contracts. Each selling firm determines, in its own discretion, whether to pay its registered representatives all or a portion of the Promotional Payments it receives.

     More specifically, the amount of a Promotional Payment is equal to 1.00% of "eligible Purchase Payments" made under Contracts attributable to a particular registered representative's sales. Eligible Purchase Payments include:

1. Initial Purchase Payments and all subsequent Purchase Payments made under a Contract between January 1, 2005 and February 28, 2006 pursuant to a salary reduction program, if the application for the Contract is received by the Company between January 1, 2005 and December 31, 2005; and

2. Initial or subsequent Purchase Payments made under a Contract between January 1, 2005 and February 28, 2006, if the initial or subsequent Purchase Payment was made in connection with an exchange of an existing variable annuity contract or variable life insurance policy occurring between January 1, 2005 and December 31, 2005.

Selling firms must meet certain minimum eligible Purchase Payment levels attributable to a particular registered representative's sales before qualifying for Promotional Payments.

     The higher the number of Contracts sold between January 1, 2005 and December 31, 2005 and/or the dollar amount of total Purchase Payments made between January 1, 2005 and February 28, 2006, the higher a selling firm's Promotional Payments may be. For example, if total eligible Purchase Payments attributable to your registered representative reach $1,000,000 by February 28, 2006, his or her selling firm will receive a promotional payment of $10,000. However, if total eligible Purchase Payments attributable to your registered representative reach $10,000,000 by February 28, 2006, his or her selling firm will receive a promotional payment of $100,000.

     SDI will not pay any Promotional Payments to a selling firm if a Contract:
(1) does not impose a contingent deferred sales charge or only imposes a contingent deferred sales charge during the first Contract Year; (2) was purchased in exchange for an existing variable annuity contract or variable life insurance policy issued by the Company or its affiliate; (3) was purchased in exchange for a variable annuity contract or variable life insurance policy issued by an insurance company not affiliated with the Company and the contingent deferred sales charge was waived as a result of the exchange; (4) was not purchased in connection with a Section 403(b) or 457 tax qualified retirement plan; (5) application was received by the Company prior to January 1, 2005 or after December 31, 2005; or (6) is owned by an individual who owns another Contract pursuant to which his or her selling firm is receiving Promotional Payments.

     The prospect of receiving, or the receipt of, Promotional Payments may provide selling firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. For more information about Promotional Payments or any other compensation arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

     LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION

     Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional


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literature to current or prospective Owners.

     Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Dreyfus General Money Market Subaccount yields may also become extremely low and possibly negative.

     For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

     Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

     Although the Contract was not available for purchase until July 2001, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS -- The consolidated financial statements of the Company and its Subsidiaries at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account XIV at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.


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TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY

     Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

     Section 403(b)

     Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS


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OBJECTIVES AND STRATEGIES FOR UNDERLYING FUNDS

There is no guarantee that the investment objectives and strategies of any Underlying Fund will be met.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. A PROSPECTUS MAY BE OBTAINED BY CALLING 1-800-NEA-VALU.

AIM GROWTH SERIES -- AIM Growth Series is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company.

     AIM BASIC VALUE FUND (CLASS A). AIM Basic Value Fund (the "Fund") is a separate series of the AIM Growth Series. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors. The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign securities.

     AIM MID CAP CORE EQUITY FUND (CLASS A). AIM Mid Cap Core Equity Fund (formerly AIM Mid Cap Equity Fund) (the "Fund") is a separate series of AIM Growth Series. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-cap companies. In complying with the 80% investment requirement, the Fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies included in the Russell Midcap(TM) Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000(R) Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The Fund may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities.

     AIM SMALL CAP GROWTH FUND (CLASS A). AIM Small Cap Growth Fund (the "Fund") is a separate series of AIM Growth Series. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small-cap companies. In complying with the 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, included in the Russell 2000(R) Index. The Russell 2000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund may also invest up to


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20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments.

     In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.

AIM EQUITY FUNDS -- AIM Equity Funds is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company.

     AIM BLUE CHIP FUND (CLASS A). AIM Blue Chip Fund (the "Fund") is a separate series of AIM Equity Funds. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVES AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in blue chip companies. In complying with the 80% investment requirement, the Fund may invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a blue chip company to be large and medium sized companies (i.e., companies with market capitalizations, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index) with leading market positions and which possess the following characteristics:

- Market Characteristics - Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies that have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

- Financial Characteristics - Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors; (iii) strong cash flow relative to its competitors; and/or
     (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth of capital and current income, the Fund may invest in United States governmental securities and high-quality debt securities. The Fund may also invest up to 25% of its total assets in foreign securities.

AIM STOCK FUNDS, INC.-- AIM Stock Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of seven series, one of which is represented herein.

     AIM DYNAMICS FUND (CLASS K). AIM Dynamics Fund (formerly INVESCO Dynamics
Fund) (the "Fund") is a separate series of AIM Stock Funds, Inc. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as the investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital growth. The Fund normally invests at least 65% of its net assets in common stocks of mid-sized companies. The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap(R) Index. The Russell MidCap(R) Index measures the performance of the 800 companies with the lowest market capitalization in the


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Russell 1000(R) Index. The Fund also has the flexibility to invest in other types of securities including preferred stocks convertible securities and bonds.

     The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that AIM believes will lead to rapid sales or earnings growth.

     The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

     While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

AIM SECTOR FUNDS -- AIM Sector Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series, one of which is represented herein.

     AIM TECHNOLOGY FUND (CLASS K). AIM Technology Fund (formerly INVESCO Technology Fund) (the "Fund") is a separate series of AIM Sector Funds. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek growth of capital. The Fund invests primarily in the equity securities of companies engaged in technology-related industries. These include, but are not limited to, applied technology, bio-technology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, office and factory automation, networking, robotics and video. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

     A core portion of the Fund's portfolio is invested in market-leading technology companies that AIM, the Fund's adviser, believes will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms that are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that AIM believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

     AMERICAN CENTURY(R)INVESTMENTS, INC.-- American Century Investments, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     AMERICAN CENTURY INVESTMENTS HERITAGE FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Heritage Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital growth. The Fund managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged index futures contracts and options, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations.

     Although most of the Fund's assets will be invested in U.S. companies, the Fund may invest in securities of foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

     AMERICAN CENTURY INVESTMENTS SELECT FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Select Fund (the "Fund").


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     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital growth. The Fund managers look for stocks of larger companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations.

     Although most of the Fund's assets will be invested in U.S. companies, the Fund may invest in securities of foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

     AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Equity Income Fund (the "Fund").

     INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek to provide current income. Capital appreciation is a secondary objective. The Fund managers look for stocks with favorable dividend-paying history that have prospects for dividend payments to continue or increase. The Fund, under normal market circumstances, intends to keep at least 85% of its assets invested in income-paying securities and at least 80 of its assets in U.S. equity securities. The Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

     AMERICAN CENTURY INVESTMENTS INTERNATIONAL GROWTH FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century International Growth Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital growth. The Fund managers use a growth investment strategy developed by American Century Investment Management, Inc. to invest in stocks of foreign companies that they believe will increase in value over time. This strategy looks for foreign companies with earnings and revenue growth. The Fund's assets will be invested primarily in equity securities of companies located in at least three developed countries (excluding the United States). The Fund may also purchase forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies. Foreign investing involves special risks such as political instability and currency fluctuations.

ARIEL MUTUAL FUNDS -- Ariel Mutual Funds are series of Ariel Investment Trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     ARIEL FUND. Ariel Fund (the "Fund") is a separate Fund of Ariel Mutual Funds. Ariel Capital Management, LLC, located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of smaller companies with market capitalizations generally between $500 million and $2.5 billion at the time of investment. The Fund seeks to invest in undervalued companies that are widely misunderstood, ignored or underfollowed by institutional investors. These companies share several attributes that the Fund's investment adviser believes should result in capital appreciation over time: (1) a product or service whose strong brand franchise and loyal customer base pose formidable barriers to potential competition; (2) capable, dedicated management; (3) a solid balance sheet with high levels of cash flow and a low burden of debt; (4) a long history of consistent earnings growth. The Fund's adviser holds investments for a relatively long period of time--typically three to five years.

     ARIEL PREMIER BOND FUND (INVESTOR CLASS). Ariel Premier Bond Fund ("the Fund") is a separate Fund of Ariel Mutual Funds. Ariel Capital Management LLC, located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, serves as investment adviser of the Fund and Lehman Brothers Asset Management, LLC located at 200 South Wacker Drive, Suite 2100, Chicago, Illinois, 60606 serves as investment sub-adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To maximize total return through a


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combination of interest income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (calculated at the time of investment) in high quality fixed-income securities for which a ready market exists. If the securities are private sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--generally they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch. The Fund also considers all bonds issued by the U.S. government and its agencies to be high quality.

CALAMOS INVESTMENT TRUST -- Calamos Investment Trust is registered under the Investment Company Act of 1940, as amended, as an open-ended, diversified series investment company.

     CALAMOS GROWTH FUND (CLASS A). Calamos Growth Fund (the "Fund") is a series of Calamos Investment Trust. Calamos(R) Advisors LLC., located at 1111 E. Warrenville Road, Naperville, Illinois, 60563-1463, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: The primary objective of the Growth Fund is long-term capital growth. In pursuing its investment objective, the Fund seeks out securities that, in the investment adviser's opinion, offer the best opportunities for growth.

     The Fund's portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. Although the Fund anticipates that it will invest primarily in equity securities, it may invest in convertible securities, preferred stocks and obligations such as bonds, debentures and notes that, in its opinion, present opportunities for capital appreciation.

     The Fund may engage in active and frequent trading of portfolio securities.

     CALAMOS GROWTH AND INCOME FUND (CLASS A). Calamos Growth and Income Fund (the "Fund") is a series of Calamos Investment Trust. Calamos(R) Advisors LLC., located at 1111 E. Warrenville Road, Naperville, Illinois, 60563-1463, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: The primary objective of the Growth and Income Fund is high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in the investment adviser's opinion, the appropriate balance between risk and reward in terms of growth and income.

     The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions. The average term to maturity of the convertible and fixed-income securities purchased by the Fund will typically range from five to ten years. Interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

DREYFUS APPRECIATION FUND, INC.-- Dreyfus Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the Fund generally invests at least 80% of its net assets in the common stock of U.S. and foreign companies. The Fund focuses on "blue-chip" companies with total market values of more than $5 billion at the time of purchase, including multinational companies. These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

     In choosing stocks, the Fund looks for growth companies. The Fund is also alert to companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund generally maintains relatively large positions in the securities it purchases.


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     The Fund employs a "buy-and-hold" investment strategy, and seeks to keep annual portfolio turnover below 15%. As a result, the Fund invests for long-term growth rather than short-term profits.

DREYFUS GROWTH AND VALUE FUNDS, INC.-- Dreyfus Growth and Value Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series.

     DREYFUS PREMIER STRATEGIC VALUE FUND (CLASS A). Dreyfus Premier Strategic Value Fund (the "Fund") is a separate series of Dreyfus Growth and Value Funds, Inc. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital appreciation. To pursue this goal, the Fund invests at least 80% of its assets in stocks. The Fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The Fund may invest up to 30% of its assets in foreign securities. The portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

- business health, or overall efficiency and profitability as measured by return on assets and return on equity

- business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

     The Fund typically sells a stock when the manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

     At times, the Fund may engage in short-selling, hedging techniques, overweighting industry and security positions, and investing in small companies, high-yield debt securities and private placements.

     DREYFUS MIDCAP VALUE FUND. Dreyfus Midcap Value Fund (the "Fund") is a separate series of Dreyfus Growth and Value Funds, Inc. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek to surpass the performance of the Russell Midcap Value Index. To pursue this goal, the Fund invests at least 80% of its assets in stocks with market capitalizations between $1 billion and $25 billion at the time of purchase. Because the Fund may continue to hold a security whose market capitalization grows, a substantial portion of the Fund's holdings can have market capitalizations in excess of $25 billion at any given time. The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings.

     The Fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

- business health, or overall efficiency and profitability as measured by return on assets and return on equity

- business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

     The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager's expectations.

     GENERAL MONEY MARKET FUND (CLASS B)*. General Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the Fund invests in a diversified portfolio of


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high quality, short-term debt securities, including the following:

- securities issued or guaranteed by the U.S. government or its agencies or instrumentalities

- certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

-    repurchase agreements

-    asset-backed securities

- domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

- dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.

     Normally, the Fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations. * An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

FIDELITY ADVISOR SERIES -- Fidelity Advisor Series is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust.

     FIDELITY(R) ADVISOR VALUE STRATEGIES FUND (CLASS T). The Fidelity Advisor Value Strategies Fund (the "Fund') is a separate series of Fidelity Advisor Series. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE: To seek capital appreciation.

     INVESTMENT STRATEGIES: The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as the assets, earnings, or growth potential. (The stocks of these companies are often called "value" stocks.) The Fund focuses on investments in securities issued by medium-sized companies, but may also make substantial investments in securities issued by larger or smaller companies. The Fund may invest in domestic and foreign issuers. In buying and selling securities for the Fund, Fidelity Management & Research Company relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

     FIDELITY(R) ADVISOR DIVIDEND GROWTH FUND (CLASS T). Fidelity Advisor Dividend Growth Fund (the "Fund") is a separate series of Fidelity Advisor Series. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE: To seek capital appreciation.

     INVESTMENT STRATEGIES: The Fund normally invests primarily in common stocks. The Fund normally invests at least 80% of its total assets in companies that Fidelity Management & Research Company believes have the potential for dividend growth by either increasing their dividends or commencing dividends, if none are currently paid. The Fund may invest in domestic and foreign issuers. Fidelity Management & Research Company uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments for the Fund.

     FIDELITY(R) ADVISOR MID CAP FUND (CLASS T). Fidelity Advisor Mid Cap Fund (the "Fund") is a separate series of Fidelity Advisor Series. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital.

     INVESTMENT STRATEGIES: The Investment Manager, Fidelity Management & Research Company, normally invests at least 80% of the Fund's total assets in securities of companies with medium market capitalization. The Investment Manager may also invest the Fund's assets in companies with smaller or larger market capitalizations.

     The Investment Manager may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

     The Investment Manager is not constrained by any particular investment


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style. At any given time, the Investment Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, the Investment Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

     The Investment Manager may also lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund.

     The Investment Manager may use various techniques, such as buying and selling futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the Investment Manager's strategies do not work as intended, the Fund may not achieve its objective.

     FIDELITY(R) ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND (CLASS T). Fidelity Advisor International Capital Appreciation Fund (the "Fund") is a fund of Fidelity Advisor Series. Fidelity Advisor Series is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital.

     INVESTMENT STRATEGIES: The Investment Manager, Fidelity Management & Research Company, normally invests primarily in non-U.S. securities, including securities of issuers located in emerging markets. The Investment Manager normally invests the fund's assets primarily in common stocks.

     The Investment Manager may also lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund.

     The Investment Manager may use various techniques, such as buying and selling futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the Investment Manager's strategies do not work as intended, the Fund may not achieve its objective. THIS FUND WAS CLOSED TO NEW INVESTORS AS OF DECEMBER 29, 2004.

PIMCO FUNDS -- PIMCO Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     PIMCO HIGH YIELD FUND (CLASS A). PIMCO High Yield Fund (the "Fund") is a separate series of the PIMCO Funds. Pacific Investment Management Company LLC, located at 840 Newport Center Drive, Suite 100, Newport Beach, California, 92660, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek maximum total return, consistent with preservation of capital and prudent investment management. To pursue this goal, the Fund invests under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least Caa by Moody's or CCC by Standard & Poor's, or, if unrated, determined by the Fund's adviser to be of comparable quality. The remainder of the Fund's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a two- to six-year timeframe based on PIMCO's forecast for interest rates. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities. The Fund will normally hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

SECURITY INCOME FUND -- Security Income Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of three series, two of which are represented herein.

     SECURITY CAPITAL PRESERVATION FUND (CLASS A). Security Capital Preservation Fund (the "Fund") is a separate series of Security Income Fund. The Fund invests all of its assets in a master portfolio (the "Portfolio"). Deutsche Asset Management, Inc., 280 Park Avenue, New


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

York, New York 10017, serves as investment adviser of the Portfolio.

     INVESTMENT OBJECTIVE AND STRATEGIES: To provide high current income while also seeking to maintain a degree of stability of shareholder's capital. The Fund, through the Portfolio, seeks to achieve its goal by investing, under normal market conditions, at least 65% of its net assets, plus any borrowings for investment purposes, in fixed income securities rated, at the time of purchase, within the top four long-term rating categories (i.e., BBB-/Baa3 or above) by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, determined by DeAM, Inc. to be of similar quality). The Fund will invest in securities of varying maturities and seek to maintain an average portfolio duration of 1 to 4.5 years.

     SECURITY DIVERSIFIED INCOME FUND (CLASS A). Security Diversified Income Fund (the "Fund") is a separate series of Security Income Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek a high level of interest income with security of principal. The Fund pursues its objective, under normal market conditions, by investing primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a weighted average duration of three to ten years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. Some of the asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, and U.S. Government securities.

     The Fund may also invest a portion of its assets in options and futures contracts.

     SECURITY INCOME OPPORTUNITY FUND (CLASS A). Security Income Opportunity Fund (the "Fund") is a separate series of Security Income Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of the Fund. Security Management Company has engaged Four Corners Capital Management, LLC ("Four Corners"), 515 S. Flower Street, Suite 4310, Los Angeles, California 90071, to provide investment advisory services to the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek a high level of current income. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in senior secured floating rate corporate loans ("Senior Loans") and corporate debt securities. The Senior Loans and corporate debt securities in which the Fund invests generally are rated in medium or lower rating categories, or determined by Four Corners to be of comparable quality. Such securities are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund may invest up to 10% of its net assets in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The Fund may also invest a portion of its assets in other types of securities or instruments.

SECURITY EQUITY FUND -- Security Equity Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series, six of which are represented herein.

     SECURITY GLOBAL SERIES (CLASS A). Security Global Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment Adviser. Security Management Company has engaged OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York 10018, to provide investment advisory services to the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States. The Fund pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. The Fund may actively trade


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

its investments without regard to the length of time they have been owned by the Fund. Investments in debt securities may be made when market conditions are uncertain. The Fund also may invest a portion of its assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

     SECURITY EQUITY SERIES (CLASS A). Security Equity Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Fund typically invests in equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

     The Fund also may invest a portion of its assets in options and futures contracts.

     The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

     SECURITY LARGE CAP GROWTH SERIES (CLASS A). Security Large Cap Growth Series (the "Fund") is separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common stock and other equity securities of large capitalization companies that, in the opinion of Security Management Company, have long-term capital growth potential. The Fund defines large capitalization companies as those whose total market value is at least $5 billion at the time of purchase. The Fund invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund may also concentrate its investments in a particular industry that represents 20% or more of its benchmark index, the Russell 1000 Growth Index.

     The Fund also may invest a portion of its assets in options and futures contracts.

     The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

     SECURITY MID CAP VALUE SERIES (CLASS A). Security Mid Cap Value Series (the "Fund") is separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Value Index. The index currently consists of securities of companies with capitalizations that range from $66 million to $9.625 billion. The Fund may also invest in ADRs. The Fund typically invests in equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of the value companies, the securities included in the Fund's portfolio typically consist of small- to medium-sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.

     The Fund also may invest a portion of its assets in options and futures contracts.

     The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as


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

a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

     SECURITY SMALL CAP GROWTH SERIES (CLASS A). Security Small Cap Growth Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment adviser. Security Management Company has engaged RS Investment Management, L.P. ("RS Investment"), 388 Market Street, San Francisco, California 94111, to provide investment advisory services to the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with market capitalizations of $1.5 billion or less at the time of investment that, in the opinion of RS Investment, have the potential for long-term capital growth. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

     In selecting investments for the Fund, RS Investment looks for companies with sustainable revenue and earnings growth, companies that have a sustainable competitive advantage, superior financial characteristics, and strong management; and companies that are under-followed by Wall Street analysts. The Fund may sell a stock when RS Investment believes that a company no longer provides these advantages or that the stock's price fully reflects what RS Investment believes to be the company's value.

     SECURITY SOCIAL AWARENESS SERIES (CLASS A). Social Awareness Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment Adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital appreciation. The Fund pursues its objective by investing, under normal market conditions, in a well-diversified portfolio of equity securities that Security Management Company, LLC believes have above-average earnings potential and which meet certain established social criteria. The Fund also may invest in companies that are included in the Domini 400 Social Index(SM), which companies will be deemed to comply with the Fund's social criteria. The Fund typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.

SECURITY LARGE CAP VALUE FUND (CLASS A) -- Security Large Cap Value Fund (Class
A) (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment adviser. Security Management Company has engaged The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, to provide investment advisory services to the Fund. The sub-advisory agreement with The Dreyfus Corporation has been terminated effective on or about June 30, 2005. After termination of the agreement, Security Management Company, LLC will assume responsibility for the daily investment management of the Fund's assets.

     INVESTMENT OBJECTIVES AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in large-capitalization value companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. The Fund may invest a portion of its assets in options and futures contracts.

     EFFECTIVE ON OR ABOUT JULY 1, 2005, WHEN THE SECURITY MANAGEMENT COMPANY ASSUMES RESPONSIBILITY FOR THE DAILY INVESTMENT MANAGEMENT OF THE FUND'S ASSETS, THE FOLLOWING DESCRIPTION OF THE FUND'S INVESTMENT MANAGEMENT WILL BE EFFECTIVE:

     Investment Objective: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by large-capitalization companies (those whose total market value is $10 billion or greater at the time of purchase). The Fund's investments may include common stocks, preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-


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

denominated foreign issuers. In choosing securities, the Investment Manager primarily invests in companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows.

SECURITY MID CAP GROWTH FUND (CLASS A) -- Security Mid Cap Growth Fund (Class A) (formerly Security Ultra Fund) (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital appreciation. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Growth Index. The index currently consists of securities of companies with capitalizations that range from $59 million to $7.316 billion.

     The Fund also may invest a portion of its assets in options and futures contracts.

     The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

VAN KAMPEN EQUITY AND INCOME FUND (CLASS A) -- Van Kampen Asset Management, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Van Kampen Equity and Income Fund (the "Fund").

     INVESTMENT OBJECTIVES AND INVESTMENTS: To seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that Van Kampen Asset Management believes offer the potential for income with safety of principal and long-term growth of capital. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

VAN KAMPEN COMSTOCK FUND (CLASS A) -- Van Kampen Asset Management, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Van Kampen Comstock Fund (the "Fund").

     INVESTMENT OBJECTIVE AND INVESTMENTS: To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Fund seeks to achieve its investment objective under normal market conditions by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by Van Kampen Asset Management to possess the potential for capital growth and income. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

VAN KAMPEN AGGRESSIVE GROWTH FUND (CLASS A) -- Van Kampen Asset Management, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Van Kampen Aggressive Growth Fund (the "Fund").

     INVESTMENT OBJECTIVE AND INVESTMENTS: To seek capital growth. The Fund seeks to achieve its investment objective under normal conditions by investing primarily in common stocks and other equity securities of companies that Van Kampen Asset Management believes have an above-average potential for capital growth. The Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest in larger-sized companies that Van Kampen Asset Management believes have an above-average potential for capital growth. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.


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WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND (ADVISOR CLASS) -- Matrix Asset
Advisors, Inc., 747 Third Avenue, New York, New York 10017, serves as investment adviser of the Wells Fargo Advantage Growth and Income Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek total return comprised of long-term capital appreciation and current income. The Fund invests principally in large-capitalization companies, which are defined as those with a market capitalization of $3 billion or more. The Fund selects companies that its manager believes are financially strong and meet specific valuation criteria. The manager evaluates a company's financial position as measured by balance sheet data, and a company's stocks market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book value.

WELLS FARGO ADVANTAGE GROWTH FUND (ADVISOR CLASS) -- Wells Capital Management Incorporated, 525 Market Street, 10th Floor, San Francisco, California 94105, serves as investment adviser of the Wells Fargo Advantage Growth Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital appreciation by investing principally in equity securities of companies that the manager believes have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. The Fund focuses on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. The Fund may invest in any sector, and at times may emphasize one or more particular sectors.

WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND (CLASS A) -- Wells Capital Management, 525 Market Street, 10th Floor, San Francisco, California, 94105, serves as investment adviser of the Wells Fargo Advantage Small Cap Value Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital appreciation by investing principally in small-capitalization companies that its manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell 2500(TM) Index which was $9.5 billion, as of December 31, 2004 and is expected to change frequently. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. As a hedging strategy, the Fund may write put and call options and may invest in any sector.

WELLS FARGO ADVANTAGE OPPORTUNITY FUND (ADVISOR CLASS) -- Wells Capital Management Incorporated, 525 Market Street, 10th Floor, San Francisco, California 94105, serves as investment adviser of the Wells Fargo Advantage Opportunity Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital appreciation by investing in equity securities of medium-capitalization companies that its manager believes are under-priced, yet have attractive growth prospects. The manager bases the analysis on a comparison between the company's public value, based on market quotations, with its "private-market value"--the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. The manager determines a company's private-market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value.



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                                                                      [SDI LOGO]


Prospectus

                                                                     May 1, 2005

AEA VALUEBUILDER VARIABLE ANNUITY

                                                                 ---------------
                                                                    Important
                                                                     Privacy
                                                                 Notice Included

                                                                 See Back Cover
                                                                 ---------------

                        AEA VALUEBUILDER VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

               ISSUED BY:                            MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY  SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE               P.O. BOX 750497
TOPEKA, KANSAS 66636-0001                TOPEKA, KANSAS 66675-0497
1-800-888-2461

     This Prospectus describes a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

     You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:

-    AIM Basic Value
-    AIM Mid Cap Core Equity
-    AIM Small Cap Growth
-    AIM Blue Chip
-    AIM Dynamics (formerly INVESCO Dynamics)
-    AIM Technology (formerly INVESCO Technology)
-    American Century(R)Heritage
-    American Century(R)Select
-    American Century(R)Equity Income
-    American Century(R)International Growth
-    Ariel Fund
-    Ariel Premier Bond
-    Calamos Growth
-    Calamos Growth and Income
-    Dreyfus Appreciation
-    Dreyfus Premier Strategic Value
-    Dreyfus Midcap Value
-    Dreyfus General Money Market
-    Fidelity Advisor Value Strategies
-    Fidelity Advisor Dividend Growth
-    Fidelity Advisor Mid Cap(1)
-    PIMCO High Yield
-    Security Capital Preservation
-    Security Diversified Income
-    Security Income Opportunity
-    Security Global
-    Security Equity
-    Security Large Cap Growth
-    Security Mid Cap Value
-    Security Small Cap Growth
-    Security Social Awareness
-    Security Large Cap Value
-    Security Mid Cap Growth
-    Van Kampen Equity and Income
-    Van Kampen Comstock
-    Van Kampen Aggressive Growth
-    Wells Fargo Advantage Growth and Income (formerly Strong Growth and Income)
-    Wells Fargo Advantage Growth (formerly Strong Growth 20)
-    Wells Fargo Advantage Small Cap Value (formerly Strong Advisor Small Cap
     Value)
-    Wells Fargo Advantage Opportunity (formerly Strong Opportunity)

(1) The Fidelity Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and transfer Contract Value to the Fidelity Advisor Mid Cap Subaccount. If you purchased your Contract after July 30, 2004, you may not allocate purchase payments or transfer your Contract Value to the Fidelity Advisor Mid Cap Subaccount.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

     EXPENSES FOR THIS CONTRACT, IF PURCHASED WITH AN EXTRA CREDIT RIDER, MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT AN EXTRA CREDIT RIDER. THE AMOUNT OF CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY ANY ADDITIONAL FEES AND CHARGES.

     THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.

DATE: MAY 1, 2005

   The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.

(2) The Fidelity Advisor International Capital Appreciation Subaccount is no longer available under the Contract, and Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount after December 31, 2004.

     Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value..

     Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company.

     When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."

     This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing Security Benefit at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 60 of this Prospectus.

     The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
DEFINITIONS..............................................................     5

SUMMARY..................................................................     7
   Purpose of the Contract...............................................     7
   The Separate Account and the Funds....................................     7
   Fixed Account.........................................................     7
   Purchase Payments.....................................................     7
   Contract Benefits.....................................................     7
   Optional Riders.......................................................     7
   Free-Look Right.......................................................     8
   Charges and Deductions................................................     8
   Tax-Free Exchanges....................................................    11
   Contacting the Company................................................    11

EXPENSE TABLE............................................................    12
   Contract Owner Transaction Expenses...................................    12
   Periodic Expenses.....................................................    12
   Optional Rider Expenses...............................................    13
   Example...............................................................    14

CONDENSED FINANCIAL INFORMATION..........................................    15

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS.......    18
   Security Benefit Life Insurance Company...............................    18
   Published Ratings.....................................................    18
   Separate Account......................................................    18
   Underlying Funds......................................................    19

THE CONTRACT.............................................................    20
   General...............................................................    20
   Application for a Contract............................................    20
   Optional Riders.......................................................    21
   Guaranteed Minimum Income Benefit.....................................    21
   Annual Stepped Up Death Benefit.......................................    21
   Guaranteed Growth Death Benefit.......................................    22
   Combined Annual Stepped Up and Guaranteed Growth Death Benefit........    23
   Enhanced Death Benefit................................................    23
   Combined Enhanced and Annual Stepped Up Death Benefit.................    23
   Combined Enhanced and Guaranteed Growth Death Benefit.................    24
   Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death
      Benefit............................................................    24
   Extra Credit..........................................................    25
   Waiver of Withdrawal Charge...........................................    26
   Alternate Withdrawal Charge...........................................    27
   Waiver of Withdrawal Charge - 15 Years or Disability..................    27
   Waiver of Withdrawal Charge - 10 Years or Disability..................    27
   Waiver of Withdrawal Charge - Hardship................................    27
   Waiver of Withdrawal Charge - 5 Years and Age 59 1/2..................    27
   Purchase Payments.....................................................    27
   Allocation of Purchase Payments.......................................    28
   Dollar Cost Averaging Option..........................................    28
   Asset Reallocation Option.............................................    29
   Transfers of Contract Value...........................................    30
   Contract Value........................................................    33
   Determination of Contract Value.......................................    33
   Cut-Off Times.........................................................    34
   Full and Partial Withdrawals..........................................    34
   Systematic Withdrawals................................................    35
   Free-Look Right.......................................................    36
   Death Benefit.........................................................    36
   Distribution Requirements.............................................    37
   Death of the Annuitant................................................    37

CHARGES AND DEDUCTIONS...................................................    37
   Contingent Deferred Sales Charge......................................    37
   Mortality and Expense Risk Charge.....................................    38
   Administration Charge.................................................    38
   Account Administration Charge.........................................    38
   Premium Tax Charge....................................................    39
   Loan Interest Charge..................................................    39
   Other Charges.........................................................    39
   Variations in Charges.................................................    39
   Optional Rider Charges................................................    39
   Guarantee of Certain Charges..........................................    40
   Underlying Fund Expenses..............................................    40

ANNUITY PERIOD...........................................................    41
   General...............................................................    41
   Annuity Options.......................................................    42
   Selection of an Option................................................    44

THE FIXED ACCOUNT........................................................    44
   Interest..............................................................    45
   Death Benefit.........................................................    45
   Contract Charges......................................................    45
   Transfers and Withdrawals from the Fixed Account......................    46
   Payments from the Fixed Account.......................................    46

MORE ABOUT THE CONTRACT..................................................    46
   Ownership.............................................................    46
   Designation and Change of Beneficiary.................................    47
   Dividends.............................................................    47
   Payments from the Separate Account....................................    47
   Proof of Age and Survival.............................................    47
   Misstatements.........................................................    47
   Loans.................................................................    47
   Restrictions on Withdrawals from Qualified Plans......................    49

FEDERAL TAX MATTERS......................................................    50
   Introduction..........................................................    50
   Tax Status of the Company and the Separate Account....................    50
   Qualified Plans.......................................................    50

                                                                            Page
                                                                            ----
OTHER INFORMATION........................................................    54
   Voting of Underlying Fund Shares......................................    54
   Substitution of Investments...........................................    54
   Changes to Comply with Law and Amendments.............................    55
   Reports to Owners.....................................................    55
   Electronic Privileges.................................................    55
   Legal Proceedings.....................................................    56
   Sale of the Contract..................................................    56
   Legal Matters.........................................................    59

PERFORMANCE INFORMATION..................................................    59

ADDITIONAL INFORMATION...................................................    60
   Registration Statement................................................    60
   Financial Statements..................................................    60

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION................    60

OBJECTIVES AND STRATEGIES FOR UNDERLYING FUNDS...........................    61

APPENDIX A - IRA Disclosure Statement

APPENDIX B - Roth IRA Disclosure Statement

YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

DEFINITIONS

     Various terms commonly used in this Prospectus are defined as follows:

     ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

     ADMINISTRATIVE OFFICE -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

     ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

     ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

     ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

     ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

     ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

     ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

     AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.

     CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

     CONTRACT DEBT -- The unpaid loan balance including loan interest.

     CONTRACT VALUE -- The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

     CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

     CREDIT ENHANCEMENT -- An amount added to Contract Value under the Extra Credit Rider.

     DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

     FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than 3%) declared periodically by the Company.

     GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

     OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

     PARTICIPANT -- A Participant under a Qualified Plan.

     PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

     SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

     SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

     UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

     VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

     WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

     This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and in the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

     You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account."

     You may allocate all or part of your purchase payments and Contract Value to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

     The Fidelity Advisor Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004, and the Fidelity Advisor International Capital Appreciation Subaccount is no longer available under the Contract. Owners may not allocate Purchase Payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount after December 31, 2004.

FIXED ACCOUNT -- You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Account."

PURCHASE PAYMENTS -- Your initial Purchase Payment must be at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

     At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

     The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total charges in excess of 1.55% (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):

-    Guaranteed Minimum Income Benefit at 3% or 5%;

-    Annual Stepped Up Death Benefit;*

-    Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Enhanced Death Benefit;*

-    Combined Enhanced and Annual Stepped Up Death Benefit;*

-    Combined Enhanced and Guaranteed Growth Death Benefit;*

-    Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit;*

-    Extra Credit at 3%, 4% or 5%

-    Waiver of Withdrawal Charge

-    Alternate Withdrawal Charge

-    Waiver of Withdrawal Charge - 15 Years or Disability

-    Waiver of Withdrawal Charge - 10 Years or Disability

-    Waiver of Withdrawal Charge - Hardship

-    Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

*    Provides a death benefit.

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See the detailed description of each rider under "Optional Riders."

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund purchase payments allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

     CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

     The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the purchase payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

PURCHASE PAYMENT AGE
     (IN YEARS)        WITHDRAWAL CHARGE
--------------------   -----------------
         1                     7%
         2                     7%
         3                     6%
         4                     5%
         5                     4%
         6                     3%
         7                     2%
     8 and over                0%

     The amount of total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

     MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.95%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                    ANNUAL MORTALITY AND
  CONTRACT VALUE     EXPENSE RISK CHARGE
  --------------    --------------------
Less than $25,000           1.10%
$25,000 or more             0.95%

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. See "Mortality and Expense Risk Charge."

     OPTIONAL RIDER CHARGES. The Company deducts a monthly charge from Contract Value for certain Riders that may be elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.

     The Company makes each rider available only at issue, and you may not terminate a rider after issue, unless otherwise stated. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select riders with total rider charge that exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such Riders, 1.40%, would exceed the applicable maximum Rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider. Each rider and its charge are listed below. See "Optional Rider Charges."

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                                                        Annual
                                                                           Rate(1)   Rider Charge
                                                                           -------   ------------
Guaranteed Minimum Income Benefit                                              3%        0.15%
                                                                               5%        0.30%
Annual Stepped Up Death Benefit                                               --         0.20%
Guaranteed Growth Death Benefit                                                3%        0.10%
                                                                               5%        0.20%
                                                                               6%        0.25%
                                                                               7%        0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit                 5%        0.25%
Enhanced Death Benefit                                                        --         0.25%
Combined Enhanced and Annual Stepped Up Death Benefit                         --         0.35%
Combined Enhanced and Guaranteed Growth Death Benefit                          5%        0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit       5%        0.40%
Extra Credit(2)                                                                3%        0.40%
                                                                               4%        0.55%
                                                                               5%        0.70%
Waiver of Withdrawal Charge                                                   --         0.05%
Alternate Withdrawal Charge                                                 0-Year       0.70%
                                                                            4-Year       0.55%
Waiver of Withdrawal Charge - 15 Years or Disability                          --         0.05%
Waiver of Withdrawal Charge - 10 Years or Disability                          --         0.10%
Waiver of Withdrawal Charge - Hardship                                        --         0.15%
Waiver of Withdrawal Charge - 5 Years and Age 59 1/2                          --         0.20%

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

     ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

     ACCOUNT ADMINISTRATION CHARGE. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See "Account Administration Charge."

     PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

     LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the

Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

     OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

     The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

TAX-FREE EXCHANGES -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

CONTACTING THE COMPANY -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling
1-800-888-2461.

EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."

Sales Load on Purchase Payments                                          None
Deferred Sales Charge (as a percentage of amount withdrawn
   attributable to Purchase Payments)                                       7%(1)
Transfer Fee (per transfer)                                              None

PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.

Account Administration Charge                                           $  30(2)
Net Loan Interest Charge(3)                                               2.5%
Separate Account Annual Expenses (as a percentage of average
   Contract Value)
   Annual Mortality and Expense Risk Charge                              1.10%(4)
   Annual Administration Charge                                          0.15%
   Maximum Annual Charge for Optional Riders                             1.55%(5)
   Total Separate Account Annual Expenses                                2.80%

(1) The amount of the contingent deferred sales charge is determined by reference to how long your purchase payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of purchase payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

(2) A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.

(3) The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5% and plus the amount of total rider charges) and the amount of interest the Company credits to the loan account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.5%, plus the amount of any applicable rider charges.

(4) The mortality and expense risk charge is reduced for larger Contracts as follows: Less than $25,000 - 1.10%; $25,000 or more - 0.95%. Any mortality and expense risk charge above the minimum charge of 0.95% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Options 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under "Mortality and Expense Risk Charge."

(5) You may select optional riders. If you select one or more of such riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) You may not select Riders with total rider charges that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).

OPTIONAL RIDER EXPENSES (as a percentage of Contract Value)

                                                                          Annual
                                                               Interest   Rider
                                                               Rate(1)    Charge
                                                               --------   ------
Guaranteed Minimum Income Benefit Rider                              3%    0.15%
                                                                     5%    0.30%
Annual Stepped Up Death Benefit Rider                               --     0.20%
Guaranteed Growth Death Benefit Rider                                3%    0.10%
                                                                     5%    0.20%
                                                                     6%    0.25%
                                                                     7%    0.30%
Combined Annual Stepped Up Death Benefit Rider and
   Guaranteed Growth Death Benefit Rider                             5%    0.25%
Enhanced Death Benefit Rider                                        --     0.25%
Combined Enhanced Death Benefit Rider and Annual
   Stepped Up Death Benefit Rider                                   --     0.35%
Combined Enhanced Death Benefit Rider and Guaranteed
   Growth Death Benefit Rider                                        5%    0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped
   Up Death Benefit Rider, and Guaranteed Growth
   Death Benefit Rider                                               5%    0.40%
Extra Credit Rider(2)                                                3%    0.40%
                                                                     4%    0.55%
                                                                     5%    0.70%
Waiver of Withdrawal Charge Rider                                   --     0.05%
Alternate Withdrawal Charge Rider                               0-Year     0.70%
                                                                4-Year     0.55%
Waiver of Withdrawal Charge Rider--15 Years or Disability           --     0.05%
Waiver of Withdrawal Charge Rider--10 Years or Disability           --     0.10%
Waiver of Withdrawal Charge Rider--Hardship                         --     0.15%
Waiver of Withdrawal Charge Rider--5 Years and Age 59 1/2           --     0.20%

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.

                                                     MINIMUM   MAXIMUM
                                                     -------   -------
Total Annual Underlying Fund Operating Expenses(1)    0.80%     2.09%

(1) Expenses deducted from Underlying Fund assets include management fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2004, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2004.

Example -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including the maximum rider charge) and Underlying Fund fees and expenses.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                           1        3        5       10
                                         YEAR     YEARS    YEARS    YEARS
                                        ------   ------   ------   ------
If you surrender your Contract at the
   end of the applicable time period    $1,120   $2,011   $2,814   $4,918
If you do not surrender your Contract      489    1,470    2,452    4,918

CONDENSED FINANCIAL INFORMATION

     The following condensed financial information presents accumulation unit values for each of the years in the period ending December 31, 2004, as well as ending accumulation units outstanding under each Subaccount.

                                                           2004     2003
                                                          ------   ------
AIM BASIC VALUE
Accumulation unit value:
   Beginning of period ................................   $12.60       --
   End of period ......................................   $13.41   $12.60
Accumulation units outstanding at the end of period ...      919       53

AIM MID CAP CORE EQUITY
Accumulation unit value:
   Beginning of period ................................   $12.02       --
   End of period ......................................   $13.13   $12.02
Accumulation units outstanding at the end of period ...      444       55

AIM SMALL CAP GROWTH
Accumulation unit value:
   Beginning of period ................................   $12.91       --
   End of period ......................................   $13.24   $12.91
Accumulation units outstanding at the end of period ...      448       20

AIM BLUE CHIP
Accumulation unit value:
   Beginning of period ................................   $11.37       --
   End of period ......................................   $11.38   $11.37
Accumulation units outstanding at the end of period ...       55       22

AIM DYNAMICS (FORMERLY INVESCO DYNAMICS)
Accumulation unit value:
   Beginning of period ................................   $12.68       --
   End of period ......................................   $13.59   $12.68
Accumulation units outstanding at the end of period ...       --       --

AIM TECHNOLOGY (FORMERLY INVESCO TECHNOLOGY)
Accumulation unit value:
   Beginning of period ................................   $12.63       --
   End of period ......................................   $12.51   $12.63
Accumulation units outstanding at the end of period ...      108       32

AMERICAN CENTURY HERITAGE
Accumulation unit value:
   Beginning of period ................................   $11.36       --
   End of period ......................................   $11.65   $11.36
Accumulation units outstanding at the end of period ...       35        9

AMERICAN CENTURY SELECT
Accumulation unit value:
   Beginning of period ................................   $11.47       --
   End of period ......................................   $11.79   $11.47
Accumulation units outstanding at the end of period ...        2       --

AMERICAN CENTURY EQUITY INCOME
Accumulation unit value:
   Beginning of period ................................   $11.91       --
   End of period ......................................   $12.83   $11.91
Accumulation units outstanding at the end of period ...    1,358    1,252

AMERICAN CENTURY INTERNATIONAL GROWTH
Accumulation unit value:
   Beginning of period ................................   $11.59       --
   End of period ......................................   $12.79   $11.59
Accumulation units outstanding at the end of period ...      113       46

ARIEL
Accumulation unit value:
   Beginning of period ................................   $12.30       --
   End of period ......................................   $14.40   $12.30
Accumulation units outstanding at the end of period ...    2,601    1,480

ARIEL PREMIER BOND
Accumulation unit value:
   Beginning of period ................................   $10.06       --
   End of period ......................................   $10.05   $10.06
Accumulation units outstanding at the end of period ...    3,540    1,774

CALAMOS GROWTH
Accumulation unit value:
   Beginning of period ................................   $12.95       --
   End of period ......................................   $14.75   $12.95
Accumulation units outstanding at the end of period ...    3,424    1,317

CALAMOS GROWTH AND INCOME
Accumulation unit value:
   Beginning of period ................................   $12.28       --
   End of period ......................................   $12.93   $12.28
Accumulation units outstanding at the end of period ...    3,843    1,932

                                                           2004     2003
                                                          ------   ------
DREYFUS APPRECIATION
Accumulation unit value:
   Beginning of period ................................   $11.11       --
   End of period ......................................   $11.26   $11.11
Accumulation units outstanding at the end of period ...      890      195

DREYFUS PREMIER STRATEGIC VALUE
Accumulation unit value:
   Beginning of period ................................   $13.31       --
   End of period ......................................   $15.02   $13.31
Accumulation units outstanding at the end of period ...      622       21

DREYFUS MIDCAP VALUE
Accumulation unit value:
   Beginning of period ................................   $15.04       --
   End of period ......................................   $16.96   $15.04
Accumulation units outstanding at the end of period ...      585       95

DREYFUS GENERAL MONEY MARKET
Accumulation unit value:
   Beginning of period ................................   $ 9.57       --
   End of period ......................................   $ 9.22   $ 9.57
Accumulation units outstanding at the end of period ...       --       --

FIDELITY ADVISOR VALUE STRATEGIES
Accumulation unit value:
   Beginning of period ................................   $14.76       --
   End of period ......................................   $16.19   $14.76
Accumulation units outstanding at the end of period ...    3,095      628

FIDELITY ADVISOR DIVIDEND GROWTH
Accumulation unit value:
   Beginning of period ................................   $11.27       --
   End of period ......................................   $11.37   $11.27
Accumulation units outstanding at the end of period ...       --       --

FIDELITY ADVISOR MID CAP
Accumulation unit value:
   Beginning of period ................................   $13.79       --
   End of period ......................................   $15.34   $13.79
Accumulation units outstanding at the end of period ...      130       57

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION
Accumulation unit value:
   Beginning of period ................................   $13.22       --
   End of period ......................................   $13.98   $13.22
Accumulation units outstanding at the end of period ...      290      128

PIMCO HIGH YIELD
Accumulation unit value:
   Beginning of period ................................   $12.27       --
   End of period ......................................   $12.84   $12.27
Accumulation units outstanding at the end of period ...    2,132    1,063

SECURITY DIVERSIFIED INCOME
Accumulation unit value:
   Beginning of period ................................   $ 9.99       --
   End of period ......................................   $ 9.91   $ 9.99
Accumulation units outstanding at the end of period ...    2,984    1,868

SECURITY GLOBAL
Accumulation unit value:
   Beginning of period ................................   $13.10       --
   End of period ......................................   $14.83   $13.10
Accumulation units outstanding at the end of period ...      441      101

SECURITY EQUITY
Accumulation unit value:
   Beginning of period ................................   $11.00       --
   End of period ......................................   $11.34   $11.00
Accumulation units outstanding at the end of period ...      252       76

SECURITY LARGE CAP VALUE
Accumulation unit value:
   Beginning of period ................................   $11.82       --
   End of period ......................................   $12.49   $11.82
Accumulation units outstanding at the end of period ...      483       --

SECURITY LARGE CAP GROWTH
Accumulation unit value:
   Beginning of period ................................   $11.06       --
   End of period ......................................   $10.90   $11.06
Accumulation units outstanding at the end of period ...        4       --

                                                            2004     2003
                                                          -------   ------
SECURITY CAPITAL PRESERVATION
Accumulation unit value:
   Beginning of period ................................   $  9.92       --
   End of period ......................................   $ 10.10   $ 9.92
Accumulation units outstanding at the end of period ...    14,715    3,252

SECURITY INCOME OPPORTUNITY(A)
Accumulation unit value:
   Beginning of period ................................   $ 10.00
   End of period ......................................   $ 10.03       --
Accumulation units outstanding at the end of period ...     1,254

SECURITY MID CAP GROWTH
Accumulation unit value:
   Beginning of period ................................   $ 14.90       --
   End of period ......................................   $ 15.67   $14.90
Accumulation units outstanding at the end of period ...     1,458      145

SECURITY MID CAP VALUE
Accumulation unit value:
   Beginning of period ................................   $ 15.11       --
   End of period ......................................   $ 18.40   $15.11
Accumulation units outstanding at the end of period ...     1,324      789

SECURITY SMALL CAP GROWTH
Accumulation unit value:
   Beginning of period ................................   $ 14.55       --
   End of period ......................................   $ 16.22   $14.55
Accumulation units outstanding at the end of period ...       570      105

SECURITY SOCIAL AWARENESS
Accumulation unit value:
   Beginning of period ................................   $ 10.97       --
   End of period ......................................   $ 10.97   $10.97
Accumulation units outstanding at the end of period ...        --       --

WELLS FARGO ADVANTAGE GROWTH AND INCOME (FORMERLY
STRONG GROWTH AND INCOME)
Accumulation unit value:
   Beginning of period ................................   $ 11.38       --
   End of period ......................................   $ 11.89   $11.38
Accumulation units outstanding at the end of period ...        --       --

WELLS FARGO ADVANTAGE GROWTH (FORMERLY STRONG
GROWTH 20)
Accumulation unit value:
   Beginning of period ................................   $ 11.06       --
   End of period ......................................   $ 12.05   $11.06
Accumulation units outstanding at the end of period ...        --       --

WELLS FARGO ADVANTAGE SMALL CAP VALUE (FORMERLY
STRONG ADVISOR SMALL CAP VALUE)
Accumulation unit value:
   Beginning of period ................................   $ 14.52       --
   End of period ......................................   $ 16.71   $14.52
Accumulation units outstanding at the end of period ...       444        6

WELLS FARGO ADVANTAGE OPPORTUNITY (FORMERLY
STRONG OPPORTUNITY)
Accumulation unit value:
   Beginning of period ................................   $ 12.82       --
   End of period ......................................   $ 14.45   $12.82
Accumulation units outstanding at the end of period ...       313       --

VAN KAMPEN EQUITY AND INCOME
Accumulation unit value:
   Beginning of period ................................   $ 11.69       --
   End of period ......................................   $ 12.54   $11.69
Accumulation units outstanding at the end of period ...       828      548

VAN KAMPEN COMSTOCK
Accumulation unit value:
   Beginning of period ................................   $ 12.63       --
   End of period ......................................   $ 14.26   $12.63
Accumulation units outstanding at the end of period ...       857        3

VAN KAMPEN AGGRESSIVE GROWTH
Accumulation unit value:
   Beginning of period ................................   $ 12.38       --
   End of period ......................................   $ 13.67   $12.38
Accumulation units outstanding at the end of period ...       157      108

(a) For the period of March 31, 2004 (date of inception) through December 31, 2004.

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

     On July 31, 1998, Security Benefit converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

     The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2004, the Company had total assets of approximately $11.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $14.7 billion.

PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its general account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

     The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.

     Shares of each Underlying Fund are available to the general public. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser. A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

     PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

     ADMINISTRATIVE, MARKETING, AND SUPPORT SERVICE PAYMENTS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services the Company (or its affiliates) provides. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, issuing, distributing, and administering the Contract.

     12B-1 FEES. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The Company and SDI anticipate they will receive 12b-1 fees ranging from 0% or 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     ADMINISTRATIVE PAYMENTS. The Company (or its affiliates) also receives from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds a servicing fee for administrative and other services the Company (or its affiliates) provides relating to Separate Account operations. These payments are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Payments of fees under these agreements do not increase the fees or expenses paid by the Underlying Funds or their shareholders. The Company and its affiliates anticipate they will receive administrative payments that range from 0.05% to 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

     TOTAL PAYMENTS. The Company and its affiliates, including SDI, anticipate they will receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and administrative payments that range in total from 0.25% to a maximum of 0.55% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

     SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will compensate the Company for providing administrative, marketing, and support services, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

     The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408 or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

     The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

OPTIONAL RIDERS -- Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may select only one rider that provides a death benefit and may not select riders with total charges in excess of 1.55% (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):

-    Guaranteed Minimum Income Benefit at 3% or 5%;

-    Annual Stepped Up Death Benefit;*

-    Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;*

-    Combined Annual Stepped Up and Guaranteed Growth Death Benefit;*

-    Enhanced Death Benefit;*

-    Combined Enhanced and Annual Stepped Up Death Benefit;*

-    Combined Enhanced and Guaranteed Growth Death Benefit;*

-    Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit;*

-    Extra Credit at 3%, 4% or 5%

-    Waiver of Withdrawal Charge

-    Alternate Withdrawal Charge

-    Waiver of Withdrawal Charge - 15 Years or Disability

-    Waiver of Withdrawal Charge - 10 Years or Disability

-    Waiver of Withdrawal Charge - Hardship

-    Waiver of Withdrawal Charge - 5 Years and Age 59 1/2.

*    Provides a death benefit.

The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See the detailed description of each rider below.

GUARANTEED MINIMUM INCOME BENEFIT -- This Rider makes available a minimum amount for the purchase of a fixed Annuity ("Minimum Income Benefit"). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the 5% rate.)

     In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant's 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     You may apply the Minimum Income Benefit, less, any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under "Annuity Options." The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

ANNUAL STEPPED UP DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the

Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the valuation date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Stepped Up Death Benefit.

The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:

- The largest Contract Value on any Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus

- Any Purchase Payments received by the Company since the applicable Contract Anniversary; less

- An adjustment for any withdrawals and withdrawal charges made since the applicable anniversary. In the event of a withdrawal, the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

GUARANTEED GROWTH DEATH BENEFIT -- This Rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

3.   The Guaranteed Growth Death Benefit.

The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of 3%, 5%, 6% or 7%, as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Dreyfus General Money Market Subaccount or the Fixed Account; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner's 80th birthday; (3) the date due proof of the Owner's death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner's date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be Contract Value, as set forth in item 2 above.

     This Rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ANNUAL STEPPED UP AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;

3.   The Annual Stepped Up Death Benefit (as described above); or

4.   The Guaranteed Growth Death Benefit at 5% (as described above).

     If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be as set forth in item 2 above.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

ENHANCED DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.

The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or
(2) 25% of adjusted Purchase Payments.

- "Contract gain" is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purcahse Payments.

- "Adjusted Purchase Payments" are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND ANNUAL STEPPED UP DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

COMBINED ENHANCED, ANNUAL STEPPED UP, AND GUARANTEED GROWTH DEATH BENEFIT -- This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner's date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:

1. The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;

2. The Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company, plus the

     Enhanced Death Benefit (as described above); or

3. The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or

4. The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

     If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner's death and instructions regarding payment are received by the Company.

     This rider is available only if the age of the Owner at the time the rider is issued is age 79 or younger. See the discussion under "Death Benefit."

EXTRA CREDIT -- This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 3%, 4% or 5% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger.

     In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each anniversary of the rider's date of issue and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:

1. The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal Amount, by

2.   Contract Value immediately prior to the withdrawal.

     The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.

     This rider is available only if the age of the Owner at the time the Contract is issued is age 80 or younger. You may not have more than one Extra Credit Rider in effect on your Contract. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.

     The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See "Free-Look Right." In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See "Waiver of Withdrawal Charge." Death benefit proceeds may exclude all or part of any Credit Enhancements. See "Death Benefit" and the discussions of the death benefit riders.

     The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider would make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

     If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

                  RATE OF RETURN
INTEREST RATE   (NET OF EXPENSES)
-------------   -----------------
     3%              -5.00%
     4%              -1.50%
     5%               0.80%

     The Company may pay an additional Credit Enhancement to customers of broker-dealers that are concerned about the suitability of their customers' current contracts due to restrictions under those contracts on actively managed allocations. The Company will pay the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchange their current contract for this Contract and pay a withdrawal charge on the exchange. When such a customer purchases a Credit Enhancement of 5%, the Company may add an additional Credit Enhancement to the customer's initial Purchase Payment. The Company determines the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer's exchanged annuity contract. The Company must be notified when a purchase is made that qualifies under this provision. There is no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and may be subject to a withdrawal charge.

WAIVER OF WITHDRAWAL CHARGE -- This rider makes available a waiver of withdrawal charge in the event of your confinement to a nursing home, terminal illness, or total and permanent disability prior to age 65.

     The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a "hospital" or "qualified skilled nursing facility" for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.

     The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a "terminal illness"; and (2) such illness was first diagnosed after the Contract was issued.

     The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.

     Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician's statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.

     The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.

     If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. This rider is available only if the age of the Owner at the time the Contract is issued is age 65 or younger.

ALTERNATE WITHDRAWAL CHARGE -- This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

           0-YEAR SCHEDULE                        4-YEAR SCHEDULE
------------------------------------   ------------------------------------
PURCHASE PAYMENT                       PURCHASE PAYMENT
 AGE (IN YEARS)    WITHDRAWAL CHARGE    AGE (IN YEARS)    WITHDRAWAL CHARGE
----------------   -----------------   ----------------   -----------------
   0 and over              0%                 1                   7%
                                              2                   7%
                                              3                   6%
                                              4                   5%
                                          5 and over              0%

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under "Contingent Deferred Sales Charge." If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See "Extra Credit.

WAIVER OF WITHDRAWAL CHARGE--15 YEARS OR DISABILITY -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

-    The Contract has been in force for 15 or more Contract Years; or

- The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. The charge for this Rider is 0.05%. See "Waiver of Withdrawal Charge Rider--15 Years or Disability."

WAIVER OF WITHDRAWAL CHARGE--10 YEARS OR DISABILITY -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

- The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or

- The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. The charge for this Rider is 0.10%. See "Waiver of Withdrawal Charge Rider--10 Years or Disability."

WAIVER OF WITHDRAWAL CHARGE--HARDSHIP -- This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. The charge for this Rider is 0.15%. See "Waiver of Withdrawal Charge--Hardship."

WAIVER OF WITHDRAWAL CHARGE--5 YEARS AND AGE 59 1/2 -- This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:

-    The Owner is age 59 1/2 or older; and

- The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.

Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract. The charge for this Rider is 0.20%. See "Waiver of Withdrawal Charge--5 Years and Age 59 1/2."

PURCHASE PAYMENTS -- The minimum initial Purchase Payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate purchase payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

     The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase

Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its general account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

     The Company generally will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central Time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial purchase payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent purchase payment to your registered representative, the Company will not begin processing the purchase payment until the Company receives it from your representative's broker-dealer.

     If mandated under applicable law, the Company may be required to reject a purchase payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

     You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

     An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

     After The Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

     You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

     To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request.

On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

     Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation/ Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or be telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

     Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

     The Company generally effects transfers between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

     You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."

     The Company reserves the right to limit transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Drefus General Money Market Subaccount. The Company will so limit your transfers if we determine that you are engaging in a patter of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

     FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

     The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:

-    the total dollar amount being transferred;

-    the number of transfers you made within the previous 12 months;

-    transfers to and from (or from and to) the same Subaccount;

- whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

- whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

     If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company will send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, the Company will require that you submit transfer requests in writing via regular U.S. mail for a 90-day period if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period, as follows.

                                                                 NUMBER OF ROUND
                          SUBACCOUNT                            TRIPS TRANSFERS*
                          ----------                            ----------------
Dreyfus General Money Market                                        Unlimited

Van Kampen Aggressive Growth, Van Kampen Comstock, Van Kampen            8
Equity and Income

AIM Basic Value, AIM Mid Cap Core Equity, AIM Small Cap                  4
Growth, AIM Blue Chip, AIM Dynamics, AIM Technology, Ariel,
Ariel Premier Bond, Calamos Growth, Calamos Growth and
Income, Dreyfus Appreciation, Dreyfus Premier Strategic
Value, Dreyfus Midcap Value, FidelityAdvisor Value
Strategies, Fidelity Advisor Dividend Growth, Fidelity
Advisor Mid Cap**, PIMCO High Yield, Security Capital
Preservation, Security Diversified Income, Security Income
Opportunity, Security Global, Security Equity, Security Large
Cap Growth, Security Mid Cap Value, Security Small Cap
Growth, Security Social Awareness, Security Large Cap Value,
Security Mid Cap Growth

American Century Heritage, American Century Select, American             2
Century Equity Income, American Century International Growth,
Wells Fargo Advantage Growth and Income, Wells Fargo
Advantage Growth, Wells Fargo Advantage Small Cap Value,
Wells Fargo Advantage Opportunity

* Number of round trip transfers in any 12-month period that will trigger a letter requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter.

** You may transfer Contract Value to Fidelity Advisor Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.

*** You may not allocate Purchase Payments or transfer Contract Value to the Fidelity Advisor International Capital Appreciation Subaccount.

     In addition to the Company's own frequent transfer procedures, managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and, the Company will inform the Owner in writing at his or her address of record.

     To the extent permitted by applicable law, the Company reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

     The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

     Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

     The Company does not limit or restrict transfers to or from the Dreyfus General Money Market Fund. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.

     Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

     On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

- Investment performance of the Subaccounts to which you have allocated Contract Value,

-    Interest credited to the Fixed Account,

-    Payment of Purchase Payments,

-    The amount of any outstanding Contract Debt,

-    Full and partial withdrawals, and

- Charges assessed in connection with the Contract, including charges for any optional Riders selected.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

     Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

     In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

     The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

     The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.95%, and (5) the administration charge under the Contract of 0.15%.

     The minimum mortality and expense risk charge of 0.95% and the administration charge of 0.15% are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company deducts the Excess Charge only upon reinvestment of the monthly dividend and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.

CUT-OFF TIMES -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from purchase payment that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge." If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under "Extra Credit." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

     The Company requires the signature of the Owner on any request for withdrawal, and a guarantee of such signature to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

     A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from purchase payments that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See "Premium Tax Charge" and "Extra Credit." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the loan account.

     The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Request for Scheduled Systematic Payments form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

     Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See "Extra Credit." In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the "Withdrawal Value"). The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

     The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.

     The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," and "Federal Tax Matters."

FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.

     Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s) Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

     If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary.

     If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

     The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

1. The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner's death).

     If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

     If you purchased one of the optional Riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the Rider. See the discussion of the Annual Stepped Up Death Benefit; Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; and Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any pro rata account administration charge, any uncollected premium tax, and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner's date of death.

     The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. IF THE COMPANY DOES NOT RECEIVE AT ITS ADMINISTRATIVE OFFICE WITHIN SIX MONTHS OF THE DATE OF THE OWNER'S DEATH INSTRUCTIONS REGARDING THE DEATH BENEFIT PAYMENT, THE DEATH BENEFIT WILL BE AS SET FORTH IN ITEM 2 ABOVE. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a withdrawal charge) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract.

     The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

     The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges.

     The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

PURCHASE PAYMENT AGE (IN YEARS)   WITHDRAWAL CHARGE
-------------------------------   -----------------
               1                          7%
               2                          7%
               3                          6%
               4                          5%
               5                          4%
               6                          3%
               7                          2%
           8 and over                     0%

     The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon:
(1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

     The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.95%, on an annual basis, of each Subaccount's average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value, as set forth in the table below.

                    ANNUAL MORTALITY AND EXPENSE
CONTRACT VALUE               RISK CHARGE
-----------------   ----------------------------
Less than $25,000               1.10%
$25,000 or more                 0.95%

These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, the mortality and expense risk charge is 1.25%, on an annual basis, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above and is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

     The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

     The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

ACCOUNT ADMINISTRATION CHARGE -- The Company deducts an account administration charge of $30.00 from

Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

LOAN INTEREST CHARGE -- The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. The Company also will credit the amount in the loan account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is the interest rate charged by the Company less the amount of the Guaranteed Rate. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

OPTIONAL RIDER CHARGES -- In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue. You may select only one Rider that provides a death benefit.

     The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. A RIDER MAY NOT BE AVAILABLE IN ALL STATES. You may not select riders with a total charge that exceeds 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). As an example, you may not purchase the Extra Credit Rider at 5% with a cost of 0.70% and the 0-Year Alternate Withdrawal Charge Rider with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider.

with a cost of 0.70%, because the total cost of such riders, 1.40%, would exceed the applicable maximum rider charge of 1.00% for a Contract issued with a 0-Year Alternate Withdrawal Charge Rider.

Optional Rider Expenses (as a percentage of Contract Value)

                                                                           Annual
                                                                            Rider
                                                                 Rate(1)   Charge
                                                                 -------   ------
Guaranteed Minimum Income Benefit                                   3%      0.15%
                                                                    5%      0.30%
Annual Stepped Up Death Benefit                                    --       0.20%
Guaranteed Growth Death Benefit                                     3%      0.10%
                                                                    5%      0.20%
                                                                    6%      0.25%
                                                                    7%      0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit      5%      0.25%
Enhanced Death Benefit                                             --       0.25%
Combined Enhanced and Annual Stepped Up Death Benefit              --       0.35%
Combined Enhanced and Guaranteed Growth Death Benefit               5%      0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth
   Death Benefit                                                    5%      0.40%
Extra Credit(2)                                                     3%      0.40%
                                                                    4%      0.55%
                                                                    5%      0.70%
Waiver of Withdrawal Charge                                        --       0.05%
Alternate Withdrawal Charge                                      0-Year     0.70%
                                                                 4-Year     0.55%
Waiver of Withdrawal Charge - 15 Years or Disability               --       0.05%
Waiver of Withdrawal Charge - 10 Years or Disability               --       0.10%
Waiver of Withdrawal Charge - Hardship                             --       0.15%
Waiver of Withdrawal Charge - 5 Years and Age 59 1/2               --       0.20%

(1) Rate refers to the applicable interest rate for the Guaranteed Minimum Income Benefit Rider, the Guaranteed Growth Death Benefit Rider, the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the Combined Enhanced and Guaranteed Growth Death Benefit Rider, and the Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider, the applicable Credit Enhancement rate for the Extra Credit Rider and the applicable withdrawal charge schedule for the Alternate Withdrawal Charge Rider.

(2) The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.10% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the account administration charge will not exceed $30 per year.

UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

     On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity for use with the Fixed Account. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable Annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed Annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.

     The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

     Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

     You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

     You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

     Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An

Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value, subject to any applicable withdrawal charge

     If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, and Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ration of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units in calculating future variable annuity payments is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

     An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period.

     The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS --

     OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) projection scale G and an interest rate of 2 1/2% in lieu of the rate described above.

     OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

     OPTION 4 -- A. JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION 4A. PAYMENTS CEASE UPON THE DEATH OF THE LAST

SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     B. JOINT AND LAST SURVIVOR WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2 1/2% in lieu of the rate described above.

     OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct the monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.

     OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

     OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4A, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

     The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on


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

the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges;
(4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

     The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

     On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

     Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

THE FIXED ACCOUNT

     You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

     Amounts allocated to the Fixed Account become part of the General Account of the


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

Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account.

INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

     Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.

     Because the Company may, in its sole discretion, anticipate changing the Current Rate from tiem to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

     For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

     If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES -- Premium taxes and the account administration, optional Rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any Optional Rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that The Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

     Transfers from the Fixed Account to the Fidelity Advisor Mid Cap Subaccount may be made only if you purchased your Contract prior to July 31, 2004. The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See "Transfers of Contract Value."

     If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

     You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

     Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

- During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

- During which trading on the New York Stock Exchange is restricted as determined by the SEC,

- During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

- For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your purchase payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or
(2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

     When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account," which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3%, the minimum rate of interest guaranteed under the Fixed Account.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to the Guaranteed Rate plus 2.5% and plus the total charges for riders you have selected. For example, if the Guaranteed Rate is 3% and you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 5.7%. Because the Contract Value maintained in the Loan Account (which will earn 3%) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less 3%. Thus, the highest net cost of a loan you may be charged is 2.5%, plus the amount of any applicable rider charges.

     Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

     If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.

     While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.

     In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

     You should consult with your tax adviser on the effect of a loan.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

     Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

     If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

     The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT --

     GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

     CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

     The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

     The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

     The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

     SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

     Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code
Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

     If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

     If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

     A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

     Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

     A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

     Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

     SECTION 408 AND 408A. INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

     IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

      TAX YEAR        AMOUNT
-------------------   ------
     2005-2007        $4,000
2008 and thereafter   $5,000

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the 2005 tax year, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($70,000 for a married couple filing a joint return and $50,000 for a single taxpayer in 2005). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

     Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

     In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

     Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

     ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

     Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

     ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

     If any portion of the balance to the credit of an employee in a Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

     An "eligible retirement plan" will be another Section 403(b) plan, or a traditional individual retirement account or annuity described in Code Section 408.

     A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

     TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

     The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2:

withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

     MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

     WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

     The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the

Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

     In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

     The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to compliance with applicable law, the Company may transfer assets to the general account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

     You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES -- You may request a transfer of Contract Value and may make changes in your purchase payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone if the proper form has been completed, signed, and filed at the Company's Administrative Office. You also may request a transfer of Contract Value electronically via facsimile, or through the Company's Internet web site if you have authorized your financial representative to make financial transactions on your behalf. Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

     The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

     By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

     In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, SDI, or the Separate Account.

SALE OF THE CONTRACT -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

     PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc.

     SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2004, 2003, and 2002, the amounts paid to SDI in connection with all Contracts sold through the Separate Account were $4,849,070, $6,434,187, and $3,613,911, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.

     SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its general account.

     COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials (such as the one described below); however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

     The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

     The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2004 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance policies (including the Contract):
Vantage Securities, Inc.; Aquarius Fund Distributors, LLC; OFG Financial Services, Inc.; Brecek & Young Advisors, Inc.; Legend Equities Corp.; Morgan Keegan and Company, Inc.; Lincoln Investment Planning, Inc.; Butler Freeman

Tally Financial Group, LLC; PacVest Associates, Inc.; and USA Financial Securities Corporation.

     These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO AFFILIATED SELLING BROKER-DEALERS. In addition to ordinary commissions, non-cash compensation, and additional compensation, the Company pays some or all of the operating and other expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of Contract in accordance with its respective internal compensation program.

     BONUS COMMISSION PAYMENT PROGRAM. During the period from January 1, 2005 through February 28, 2006, Security Distributors, Inc. ("SDI"), in connection with the Company, will offer a special "bonus" commission payment program pursuant to which SDI will pay additional commissions ("Promotional Payments") to certain selling firms whose registered representatives achieve certain target purchase payment levels under Contracts. Each selling firm determines, in its own discretion, whether to pay its registered representatives all or a portion of the Promotional Payments it receives.

     More specifically, the amount of a Promotional Payment is equal to 1.00% of "eligible purchase payments" made under Contracts attributable to a particular registered representative's sales. Eligible purchase payments include:

1. Initial Purchase Payments and all subsequent Purchase Payments made under a Contract between January 1, 2005 and February 28, 2006 pursuant to a salary reduction program, if the application for the Contract is received by the Company between January 1, 2005 and December 31, 2005; and

2. Initial or subsequent Purchase Payments made under a Contract between January 1, 2005 and February 28, 2006, if the initial or subsequent Purchase Payment was made in connection with an exchange of an existing variable annuity contract or variable life insurance policy occurring between January 1, 2005 and December 31, 2005.

Selling firms must meet certain minimum eligible purchase payment levels attributable to a particular registered representative's sales before qualifying for Promotional Payments.

     The higher the number of Contracts sold between January 1, 2005 and December 31, 2005 and/or the dollar amount of total purchase payments made between January 1, 2005 and February 28, 2006, the higher a selling firm's Promotional Payments may be. For example, if total eligible purchase payments attributable to your registered representative reach $1,000,000 by February 28, 2006, his or her selling firm will receive a promotional payment of $10,000. However, if total eligible purchase payments attributable to your registered representative reach $10,000,000 by February 28, 2006, his or her selling firm will receive a promotional payment of $100,000.

     SDI will not pay any Promotional Payments to a selling firm if a Contract:
(1) does not impose a contingent deferred sales charge or only imposes a contingent deferred sales charge during the first Contract Year; (2) was purchased in exchange for an existing variable annuity contract or variable life insurance policy issued by the Company or its affiliate; (3) was purchased in exchange


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for a variable annuity contract or variable life insurance policy issued by an insurance company not affiliated with the Company and the contingent deferred sales charge was waived as a result of the exchange; (4) was not purchased in connection with a Section 403(b) or 457 tax qualified retirement plan; (5) application was received by the Company prior to January 1, 2005 or after December 31, 2005; or (6) is owned by an individual who owns another Contract pursuant to which his or her selling firm is receiving Promotional Payments.

     The prospect of receiving, or the receipt of, Promotional Payments may provide selling firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. For more information about Promotional Payments or any other compensation arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION

     Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

     Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Dreyfus General Money Market Subaccount yields may also become extremely low and possibly negative.

     For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.

     Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

     Although the Contract was not available for purchase until December 2002, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics,


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and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account XIV at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information and financial statements relating to the Company and Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets

METHOD OF DEDUCTING THE EXCESS CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
   Section 403(b)
   Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS


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OBJECTIVES AND STRATEGIES FOR UNDERLYING FUNDS

There is no guarantee that the investment objectives and strategies of any Underlying Fund will be met.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. A PROSPECTUS MAY BE OBTAINED BY CALLING 1-800-888-2461.

AIM GROWTH SERIES -- AIM Growth Series is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company consisting of four separate series.

     AIM BASIC VALUE FUND (CLASS A). AIM Basic Value Fund (the "Fund") is a separate series of the AIM Growth Series. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors. The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign securities.

     AIM MID CAP CORE EQUITY FUND (CLASS A). AIM Mid Cap Core Equity Fund (formerly AIM Mid Cap Equity Fund) (the "Fund") is a separate series of AIM Growth Series. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

      INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-cap companies. In complying with the 80% investment requirement, the Fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, included in the Russell Midcap(TM) Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000(R) Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The Fund may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities.

     AIM SMALL CAP GROWTH FUND (CLASS A). AIM Small Cap Growth Fund (the "Fund") is a separate series of AIM Growth Series. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small-cap companies. In complying with the 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies, included in the Russell 2000(R) Index. The Russell 2000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S.


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

companies based on total market capitalization. The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments.

     In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.

AIM EQUITY FUNDS -- AIM Equity Funds is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company consisting of thirteen separate series.

     AIM BLUE CHIP FUND (CLASS A). AIM Blue Chip Fund (the "Fund") is a separate series of AIM Equity Funds. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVES AND STRATEGIES: To seek long-term growth of capital. The Fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in blue chip companies. In complying with the 80% investment requirement, the Fund may invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, which may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a blue chip company to be large and medium sized companies (i.e., companies with market capitalizations, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index) with leading market positions and which possess the following characteristics:

- Market Characteristics - Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies that have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

- Financial Characteristics - Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors; (iii) strong cash flow relative to its competitors; and/or
     (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

The portfolio managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader, and/or it no longer has the characteristics described above. When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth of capital and current income, the Fund may invest in United States governmental securities and high-quality debt securities. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

AIM STOCK FUNDS, INC. -- AIM Stock Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of seven series, one of which is represented herein.

     AIM DYNAMICS FUND (CLASS K). AIM Dynamics Fund (formerly INVESCO Dynamics
Fund) (the "Fund") is a separate series of AIM Stock Funds, Inc. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as the investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital growth. The Fund normally invests at least 65% of its


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

net assets in common stocks of mid-sized companies. The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap(R) Index. The Russell MidCap(R) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000(R) Index. The Fund also has the flexibility to invest in other types of securities including preferred stocks convertible securities and bonds.

     The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that AIM believes will lead to rapid sales or earnings growth.

     The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

     While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

AIM SECTOR FUNDS -- AIM Sector Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series, one of which is represented herein.

     AIM TECHNOLOGY FUND (CLASS K). AIM Technology Fund (formerly INVESCO Technology Fund) (the "Fund") is a separate series of AIM Sector Funds. A I M Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek growth of capital. The Fund invests primarily in the equity securities of companies engaged in technology-related industries. These include, but are not limited to, applied technology, bio-technology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, office and factory automation, networking, robotics and video. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

     A core portion of the Fund's portfolio is invested in market-leading technology companies that AIM, the Fund's adviser, believes will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms that are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that AIM believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

AMERICAN CENTURY(R) INVESTMENTS, INC.-- American Century Investments, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     AMERICAN CENTURY INVESTMENTS HERITAGE FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Heritage Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital growth. The Fund managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged index futures contracts and options, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations.

     Although most of the Fund's assets will be invested in U.S. companies, the


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Fund may invest in securities of foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

     AMERICAN CENTURY INVESTMENTS SELECT FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Select Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital growth. The Fund managers look for stocks of larger companies they believe will increase in value over time, using a growth investment strategy developed by American Century Investment Management, Inc. This strategy looks for companies with earnings and revenues that are growing at a successively faster or accelerating pace. The Fund will usually purchase common stocks, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, notes, bonds and other debt securities. The Fund generally limits its purchase of debt securities to investment-grade obligations.

     Although most of the Fund's assets will be invested in U.S. companies, the Fund may invest in securities of foreign companies. Foreign investing involves special risks such as political instability and currency fluctuation.

     AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century Equity Income Fund (the "Fund").

     INVESTMENT OBJECTIVES AND MAIN INVESTMENTS: To seek to provide current income. Capital appreciation is a secondary objective. The Fund managers look for stocks with favorable dividend-paying history that have prospects for dividend payments to continue or increase. The Fund, under normal market circumstances, intends to keep at least 85% of its assets invested in income-paying securities and at least 80 of its assets in U.S. equity securities. The Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

     AMERICAN CENTURY INVESTMENTS INTERNATIONAL GROWTH FUND (ADVISOR CLASS). American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri, 64111, serves as investment adviser of the American Century International Growth Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek capital growth. The Fund managers use a growth investment strategy developed by American Century Investment Management, Inc. to invest in stocks of foreign companies that they believe will increase in value over time. This strategy looks for foreign companies with earnings and revenue growth. The Fund's assets will be invested primarily in equity securities of companies located in at least three developed countries (excluding the United States). The Fund may also purchase forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies. Foreign investing involves special risks such as political instability and currency fluctuations.

ARIEL MUTUAL FUNDS -- Ariel Mutual Funds are series of Ariel Investment Trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     ARIEL FUND. Ariel Fund (the "Fund") is a separate Fund of Ariel Mutual Funds. Ariel Capital Management, LLC, located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of smaller companies with market capitalizations generally between $500 million and $2.5 billion at the time of investment. The Fund seeks to invest in undervalued companies that are widely misunderstood, ignored or underfollowed by institutional investors. These companies share several attributes that the Fund's investment adviser believes should result in capital appreciation over time: (1) a product or service whose strong brand franchise and loyal customer base pose formidable barriers to potential competition; (2) capable, dedicated management; (3) a solid balance sheet with high levels of cash flow and a low burden of debt; (4) a long history of consistent earnings growth. The Fund's adviser holds investments for a relatively long period of time--typically three to five years.

      ARIEL PREMIER BOND FUND (INVESTOR CLASS). Ariel Premier Bond Fund ("the


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

Fund") is a separate Fund of Ariel Mutual Funds. Ariel Capital Management LLC, located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, serves as investment adviser of the Fund and Lehman Brothers Asset Management, LLC located at 200 South Wacker Drive, Suite 2100, Chicago, Illinois, 60606 serves as investment sub-adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To maximize total return through a combination of interest income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (calculated at the time of investment) in high quality fixed-income securities for which a ready market exists. If the securities are private sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--generally they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch. The Fund also considers all bonds issued by the U.S. government and its agencies to be high quality.

CALAMOS INVESTMENT TRUST -- Calamos Investment Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company.

     CALAMOS GROWTH FUND (CLASS A). Calamos Growth Fund (the "Fund") is a series of Calamos Investment Trust. Calamos(R) Advisors LLC., located at 1111 E. Warrenville Road, Naperville, Illinois, 60563-1463, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: The primary objective of the Growth Fund is long-term capital growth. In pursuing its investment objective, the Fund seeks out securities that, in the investment adviser's opinion, offer the best opportunities for growth.

     The Fund's portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. Although the Fund anticipates that it will invest primarily in equity securities, it may invest in convertible securities, preferred stocks and obligations such as bonds, debentures and notes that, in its opinion, present opportunities for capital appreciation.

     The Fund may engage in active and frequent trading of portfolio securities.

     CALAMOS GROWTH AND INCOME FUND (CLASS A). Calamos Growth and Income Fund (the "Fund") is a series of Calamos Investment Trust. Calamos(R) Advisors LLC., located at 1111 E. Warrenville Road, Naperville, Illinois, 60563-1463, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: The primary objective of the Growth and Income Fund is high long-term total return through growth and current income. The Fund invests primarily in a diversified portfolio of convertible, equity and fixed-income securities. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in the investment adviser's opinion, the appropriate balance between risk and reward in terms of growth and income.

     The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions. The average term to maturity of the convertible and fixed-income securities purchased by the Fund will typically range from five to ten years. Interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds.

     DREYFUS APPRECIATION FUND, INC.-- Dreyfus Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the Fund generally invests at least 80% of its net assets in the common stock of U.S. and foreign companies. The Fund focuses on "blue-chip" companies with total market values of more than $5 billion at the time of purchase, including multinational companies. These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding


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global presence and the potential to achieve predictable, above-average earnings growth.

     In choosing stocks, the Fund looks for growth companies. The Fund is also alert to companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund generally maintains relatively large positions in the securities it purchases.

     The Fund employs a "buy-and-hold" investment strategy, and seeks to keep annual portfolio turnover below 15%. As a result, the Fund invests for long-term growth rather than short-term profits.

DREYFUS GROWTH AND VALUE FUNDS, INC.-- Dreyfus Growth and Value Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series.

     DREYFUS PREMIER STRATEGIC VALUE FUND (CLASS A). Dreyfus Premier Strategic Value Fund (the "Fund") is a separate series of Dreyfus Growth and Value Funds, Inc. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital appreciation. To pursue this goal, the Fund invests at least 80% of its assets in stocks. The Fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The Fund may invest up to 30% of its assets in foreign securities. The portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

- business health, or overall efficiency and profitability as measured by return on assets and return on equity

- business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

     The Fund typically sells a stock when the manager believes there is a more attractive alternative, the stock's valuation is excessive, or there are deteriorating fundamentals such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

     At times, the Fund may engage in short-selling, hedging techniques, overweighting industry and security positions, and investing in small companies, high-yield debt securities and private placements.

     DREYFUS MIDCAP VALUE FUND. Dreyfus Midcap Value Fund (the "Fund") is a separate series of Dreyfus Growth and Value Funds, Inc. The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek to surpass the performance of the Russell Midcap Value Index. To pursue this goal, the Fund invests at least 80% of its assets in midcap stocks with market capitalizations between $1 billion and $25 billion at the time of purchase. Because the Fund may continue to hold a security whose market capitalization grows, a substantial portion of the Fund's holdings can have market capitalizations in excess of $25 billion at any given time. The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings.

     The Fund's portfolio manager identifies potential investments through extensive quantitative and fundamental research. The Fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

- business health, or overall efficiency and profitability as measured by return on assets and return on equity

- business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

     The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager's expectations.

     GENERAL MONEY MARKET FUND (CLASS B)*. General Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.


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The Dreyfus Corporation, located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the Fund invests in a diversified portfolio of high quality, short-term debt securities, including the following:

- securities issued or guaranteed by the U.S. government or its agencies or instrumentalities

- certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

-    repurchase agreements

-    asset-backed securities

- domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

- dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.

     Normally, the Fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations. *An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

     FIDELITY ADVISOR SERIES -- Fidelity Advisor Series is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust.

     FIDELITY(R) ADVISOR VALUE STRATEGIES FUND (CLASS T). The Fidelity Advisor Value Strategies Fund (the "Fund') is a separate series of Fidelity Advisor Series. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE: To seek capital appreciation.

     INVESTMENT STRATEGIES: The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as the assets, earnings, or growth potential. (The stocks of these companies are often called "value" stocks.) The Fund focuses on investments in securities issued by medium-sized companies, but may also make substantial investments in securities issued by larger or smaller companies. The Fund may invest in domestic and foreign issuers. In buying and selling securities for the Fund, Fidelity Management & Research Company relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

     FIDELITY(R) ADVISOR DIVIDEND GROWTH FUND (CLASS T). Fidelity Advisor Dividend Growth Fund (the "Fund") is a separate series of Fidelity Advisor Series. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE: To seek capital appreciation.

     INVESTMENT STRATEGIES: The Fund normally invests primarily in common stocks. The Fund normally invests at least 80% of its total assets in companies that Fidelity Management & Research Company believes have the potential for dividend growth by either increasing their dividends or commencing dividends, if none are currently paid. The Fund may invest in domestic and foreign issuers. Fidelity Management & Research Company uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments for the Fund.

     FIDELITY(R) ADVISOR MID CAP FUND (CLASS T). Fidelity Advisor Mid Cap Fund (the "Fund") is a separate series of Fidelity Advisor Series. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital.

     INVESTMENT STRATEGIES: The Investment Manager, Fidelity Management & Research Company, normally invests at least 80% of the Fund's total assets in securities of companies with medium market capitalization. The Investment Manager may also invest the Fund's assets in companies


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with smaller or larger market capitalizations.

     The Investment Manager may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

     The Investment Manager is not constrained by any particular investment style. At any given time, the Investment Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, the Investment Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

     The Investment Manager may also lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund.

     The Investment Manager may use various techniques, such as buying and selling futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the Investment Manager's strategies do not work as intended, the Fund may not achieve its objective.

     FIDELITY(R) ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND (CLASS T). Fidelity Advisor International Capital Appreciation Fund (the "Fund") is a fund of Fidelity Advisor Series. Fidelity Advisor Series is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts, 02109, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE: To seek long-term growth of capital.

     INVESTMENT STRATEGIES: The Investment Manager, Fidelity Management & Research Company, normally invests primarily in non-U.S. securities, including securities of issuers located in emerging markets. The Investment Manager normally invests the fund's assets primarily in common stocks.

     The Investment Manager may also lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund.

     The Investment Manager may use various techniques, such as buying and selling futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the Investment Manager's strategies do not work as intended, the Fund may not achieve its objective. THIS FUND WAS CLOSED TO NEW INVESTORS AS OF DECEMBER 29, 2004.

PIMCO FUNDS -- PIMCO Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

     PIMCO HIGH YIELD FUND (CLASS A). PIMCO High Yield Fund (the "Fund") is a separate series of the PIMCO Funds. Pacific Investment Management Company LLC, located at 840 Newport Center Drive, Suite 100, Newport Beach, California, 92660, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek maximum total return, consistent with preservation of capital and prudent investment management. To pursue this goal, the Fund invests under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least Caa by Moody's or CCC by Standard & Poor's, or, if unrated, determined by the Fund's adviser to be of comparable quality. The remainder of the Fund's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a two- to six-year timeframe based on PIMCO's forecast for interest rates. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities. The Fund will normally hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

SECURITY INCOME FUND -- Security Income Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of three series, two of which are represented herein.


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     SECURITY CAPITAL PRESERVATION FUND (CLASS A). Security Capital Preservation
Fund (the "Fund") is a separate series of Security Income Fund. The Fund invests all of its assets in a master portfolio (the "Portfolio"). Deutsche Asset Management, Inc., 280 Park Avenue, New York, New York 10017 serves as investment adviser of the Portfolio.

     INVESTMENT OBJECTIVE AND STRATEGIES: To provide high current income while also seeking to maintain a degree of stability of shareholder's capital. The Fund, through the Portfolio, seeks to achieve its goal by investing, under normal market conditions, at least 65% of its net assets, plus any borrowings for investment purposes, in fixed income securities rated, at the time of purchase, within the top four long-term rating categories (i.e., BBB-/Baa3 or above) by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, determined by DeAM, Inc. to be of similar quality). The Fund will invest in securities of varying maturities and seek to maintain an average portfolio duration of 1 to 4.5 years.

     SECURITY DIVERSIFIED INCOME FUND (CLASS A). Security Diversified Income Fund (the "Fund") is a separate series of Security Income Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas, serves as the Fund's investment adviser.

     Investment Objective and Strategies: To seek a high level of interest income with security of principal. The Fund pursues its objective, under normal market conditions, by investing primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a weighted average duration of three to ten years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. Some of the asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, and U.S. Government securities. The Fund may also invest a portion of its assets in options and futures contracts.

     SECURITY INCOME OPPORTUNITY FUND (CLASS A). Security Income Opportunity Fund (the "Fund") is a separate series of Security Income Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the investment adviser of the Fund. Security Management Company has engaged Four Corners Capital Management, LLC ("Four Corners"), 515 S. Flower Street, Suite 4310, Los Angeles, California 90071, to provide investment advisory services to the Fund.

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek a high level of current income. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in senior secured floating rate corporate loans ("Senior Loans") and corporate debt securities. The Senior Loans and corporate debt securities in which the Fund invests generally are rated in medium or lower rating categories, or determined by Four Corners to be of comparable quality. Such securities are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund may invest up to 10% of its net assets in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The Fund may also invest a portion of its assets in other types of securities or instruments.

SECURITY EQUITY FUND -- Security Equity Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of nine series, six of which are represented herein.

     SECURITY GLOBAL SERIES (CLASS A). Security Global Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment Adviser. Security Management Company has engaged OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York 10018, to provide investment advisory services to the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States. The Fund pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have


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

appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. Investments in debt securities may be made when market conditions are uncertain. The Fund also may invest a portion of its assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

     SECURITY EQUITY SERIES (CLASS A). Security Equity Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Fund typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

     The Fund also may invest a portion of its assets in options and futures contracts. The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

     SECURITY LARGE CAP GROWTH SERIES (CLASS A). Security Large Cap Growth Series (the "Fund") is separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in common stock and other equity securities of large capitalization companies that, in the opinion of Security Management Company, have long-term capital growth potential. The Fund defines large capitalization companies as those whose total market value is at least $5 billion at the time of purchase. The Fund invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund may also concentrate its investments in a particular industry that represents 20% or more of its benchmark index, the Russell 1000 Growth Index.

      The Fund also may invest a portion of its assets in options and futures contracts.

     The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

     SECURITY MID CAP VALUE SERIES (CLASS A). Security Mid Cap Value Series (the "Fund") is separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Value Index. The index currently consists of securities of companies with capitalizations that range from $66 million to $9.625 billion. The Fund may also invest in ADRs. The Fund typically invests in equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of the value companies, the securities included in the Fund's portfolio typically consist of small- to medium-sized companies. The Fund is subject to the risks associated with investing in small capitalization companies.

     The Fund also may invest a portion of its assets in options and futures contracts.


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     The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

     SECURITY SMALL CAP GROWTH SERIES (CLASS A). Security Small Cap Growth Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment adviser. Security Management Company has engaged RS Investment Management, L.P. ("RS Investment"), 388 Market Street, San Francisco, California 94111, to provide investment advisory services to the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with market capitalizations of $1.5 billion or less at the time of investment that, in the opinion of RS Investment, have the potential for long-term capital growth. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

     In selecting investments for the Fund, RS Investment looks for companies with sustainable revenue and earnings growth, companies that have a sustainable competitive advantage, superior financial characteristics, and strong management; and companies that are under-followed by Wall Street analysts. The Fund may sell a stock when RS Investment believes that a company no longer provides these advantages or that the stock's price fully reflects what RS Investment believes to be the company's value.

     SECURITY SOCIAL AWARENESS SERIES (CLASS A). Social Awareness Series (the "Fund") is a separate series of Security Equity Fund. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment Adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital appreciation. The Fund pursues its objective by investing, under normal market conditions, in a well-diversified portfolio of equity securities that Security Management Company, LLC believes have above-average earnings potential and which meet certain established social criteria. The Fund also may invest in companies that are included in the Domini 400 Social Index(SM), which companies will be deemed to comply with the Fund's social criteria. The Fund typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.

SECURITY LARGE CAP VALUE FUND (CLASS A) -- Security Large Cap Value Fund (Class
A) ((the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment adviser. Security Management Company has engaged The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, to provide investment advisory services to the Fund. The sub-advisory agreement with The Dreyfus Corporation has been terminated effective on or about June 30, 2005. After termination of the agreement, Security Management Company, LLC will assume responsibility for the daily investment management of the Fund's assets.

     INVESTMENT OBJECTIVES AND STRATEGIES: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in large-capitalization value companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. The Fund may invest a portion of its assets in options and futures contracts.

     EFFECTIVE ON OR ABOUT JULY 1, 2005, WHEN THE SECURITY MANAGEMENT COMPANY ASSUMES RESPONSIBILITY FOR THE DAILY INVESTMENT MANAGEMENT OF THE FUND'S ASSETS, THE FOLLOWING DESCRIPTION OF THE FUND'S INVESTMENT MANAGEMENT WILL BE EFFECTIVE:

     Investment Objective: To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by large-capitalization companies (those whose total market value is $10

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billion or greater at the time of purchase). The Fund's investments may include common stocks, preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers. In choosing securities, the Investment Manager primarily invests in companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows.

SECURITY MID CAP GROWTH FUND (CLASS A) -- Security Mid Cap Growth Fund (Class A) (formerly Security Ultra Fund) (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as the Fund's investment adviser.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital appreciation. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Growth Index. The index currently consists of securities of companies with capitalizations that range from $59 million to $7.316 billion.

     The Fund also may invest a portion of its assets in options and futures contracts.

     The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

VAN KAMPEN EQUITY AND INCOME FUND (CLASS A) -- Van Kampen Equity and Income Fund (the "Fund") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Van Kampen Asset Management 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that Van Kampen Asset Management believes offer the potential for income with safety of principal and long-term growth of capital. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

VAN KAMPEN COMSTOCK FUND (CLASS A) -- Van Kampen Comstock Fund (the "Fund") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Van Kampen Asset Management 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Fund seeks to achieve its investment objective under normal market conditions by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by Van Kampen Asset Management to possess the potential for capital growth and income. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

VAN KAMPEN AGGRESSIVE GROWTH FUND (CLASS A) -- Van Kampen Aggressive Growth Fund (the "Fund") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Van Kampen Asset Management, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, serves as investment adviser of the Fund.

     INVESTMENT OBJECTIVE AND STRATEGIES: To seek capital growth. The Fund seeks to achieve its investment objective under normal conditions by investing primarily in common stocks and other equity securities of companies that Van Kampen Asset Management believes have an above-average potential for capital growth. The Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest in larger-sized companies that Van Kampen Asset Management believes have an above-average potential for capital growth. The Fund may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND (ADVISOR CLASS) -- Matrix Asset Advisors, Inc., 747 Third Avenue, New York, NY 10017, serves as investment adviser of the Wells Fargo Advantage Growth and Income Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek total return comprised of long-term capital appreciation and current income. The Fund invests principally in large-capitalization companies, which are defined as those with a market capitalization of $3 billion or more. The Fund selects companies that its manager believes are financially strong and meet specific valuation criteria. The manager evaluates a company's financial position as measured by balance sheet data, and a company's stocks market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book value.

WELLS FARGO ADVANTAGE GROWTH FUND (ADVISOR CLASS) -- Wells Capital Management Incorporated, 525 Market Street, 10th Floor, San Francisco, California 94105, serves as investment adviser of the Wells Fargo Advantage Growth Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital appreciation by investing principally in equity securities of companies that the manager believes have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. The Fund focuses on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. The Fund may invest in any sector, and at times may emphasize one or more particular sectors.

WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND (CLASS A) -- Wells Capital Management Incorporated, 525 Market Street, 10th Floor, San Francisco, California 94105, serves as investment adviser of the Wells Fargo Advantage Small Cap Value Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital appreciation by investing principally in small-capitalization companies that its manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell 2500(TM) Index which was $9.5 billion, as of December 31, 2004 and is expected to change frequently. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. As a hedging strategy, the Fund may write put and call options and may invest in any sector.

WELLS FARGO ADVANTAGE OPPORTUNITY FUND (ADVISOR CLASS) -- Wells Capital Management Incorporated, 525 Market Street, 10th Floor, San Francisco, California 94105, serves as investment adviser of the Wells Fargo Advantage Opportunity Fund (the "Fund").

     INVESTMENT OBJECTIVE AND MAIN INVESTMENTS: To seek long-term capital appreciation by investing in equity securities of medium-capitalization companies that its manager believes are under-priced, yet have attractive growth prospects. The manager bases the analysis on a comparison between the company's public value, based on market quotations, with its "private-market value"--the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. The manager determines a company's private-market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value.

                       SECUREDESIGNS(SM) VARIABLE ANNUITY
                       STATEMENT OF ADDITIONAL INFORMATION

                                DATE: MAY 1, 2005

                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                                 1-800-888-2461

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the SecureDesigns Variable Annuity dated May 1, 2005, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION AND HISTORY..........................................     3
   Safekeeping of Assets.................................................     3

METHOD OF DEDUCTING THE EXCESS CHARGE....................................     3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS....     4
   Section 403(b)........................................................     4
   Sections 408 and 408A.................................................     4

PERFORMANCE INFORMATION..................................................     5

EXPERTS..................................................................     9

FINANCIAL STATEMENTS.....................................................     9

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.60%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge.....................................     0.70%
Plus: Optional Rider Charge...........................................   +  N/A
Less: Minimum Charge..................................................   - 0.60%
Excess Charge on an Annual Basis......................................     0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

Accumulation Unit Value as of
   Valuation Date before Record Date...............................     $  10.00
Accumulation Unit Value
   as of Reinvestment Date.........................................     $  9.975
                                                                        --------
Gross Dividend Per Unit............................................     $  0.025
Less: Excess Charge Per Unit.......................................   - $0.00085
                                                                        --------
Net Dividend Per Unit..............................................     $0.02415
Times: Number of Accumulation Units................................   x    5,000
                                                                        --------
Net Dividend Amount................................................     $ 120.75

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment
Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits. The maximum exclusion allowance (MEA) limit under Section 403(b)(2) of the Code was repealed effective in 2002.

Section 402(g) generally limits an employee's annual salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to the applicable dollar amount shown in the table below:

      TAX YEAR        DEFERRED AMOUNT
-------------------   ---------------
        2005              $14,000
2006 and thereafter       $15,000

The $15,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during the tax years and at the rates set forth in the table below:

                         ADDITIONAL
      TAX YEAR        CATCH UP AMOUNT
-------------------   ---------------
        2005               $4,000
2006 and thereafter        $5,000

The $5,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. The limit will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $42,000, or (ii) 100% of the employee's annual compensation.

SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

      TAX YEAR        AMOUNT
-------------------   ------
     2005-2007        $4,000
2008 and thereafter   $5,000

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $500 during the 2005 tax year, or $1,000 for the tax year 2006 and thereafter.

Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $42,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T) n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.

Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.40%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are based upon the performance of the corresponding Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce such average annual return figures.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Series of the Mutual Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account XIV at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of Variable Annuity Account XIV at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                       ADVANCEDESIGNS(SM) VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATE: MAY 1, 2005

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                                 1-800-888-2461

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variable Annuity dated May 1, 2005, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION AND HISTORY..........................................     3
   Safekeeping of Assets.................................................     3

METHOD OF DEDUCTING THE EXCESS CHARGE....................................     3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS....     4
   Section 403(b)........................................................     4
   Sections 408 and 408A.................................................     4

PERFORMANCE INFORMATION..................................................     5

EXPERTS..................................................................     6

FINANCIAL STATEMENTS.....................................................     6

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 1.20%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge.....................................    1.30%
Plus: Optional Rider Charge...........................................  +  N/A
Less: Minimum Charge..................................................  - 1.20%
                                                                         -----
Excess Charge on an Annual Basis......................................    0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

Accumulation Unit Value as of Valuation Date before Record Date....     $  10.00
Accumulation Unit Value as of Reinvestment Date....................     $  9.975
                                                                        --------
Gross Dividend Per Unit............................................     $  0.025
Less: Excess Charge Per Unit.......................................   - $0.00085
                                                                        --------
Net Dividend Per Unit..............................................     $0.02415
Times: Number of Accumulation Units................................   x    5,000
                                                                        --------
Net Dividend Amount................................................     $ 120.75

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment
Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee's annual salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to the applicable dollar amount shown in the table below:

      TAX YEAR        DEFERRED AMOUNT
      --------        ---------------
        2005              $14,000
2006 and thereafter       $15,000

The $15,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during the tax years and at the rates set forth in the table below:

                         ADDITIONAL
      TAX YEAR        CATCH UP AMOUNT
      --------        ---------------
        2005               $4,000
2006 and thereafter        $5,000

The $5,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. The limit will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $42,000, or (ii) 100% of the employee's annual compensation.

SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

     TAX YEAR         AMOUNT
     --------         ------
     2005-2007        $4,000
2008 and thereafter   $5,000

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $500 during the 2005 tax year, or $1,000 for the tax year 2006 and thereafter.

Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $42,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T) n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.

Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 3.00%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are for periods beginning prior to availability of the Contract and are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce such average annual return figures.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Series of the Mutual Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and financial statements of Variable Annuity Account XIV at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account XIV at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                    SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATE: MAY 1, 2005

                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Security Benefit Advisor Variable Annuity dated May 1, 2005, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION AND HISTORY..........................................     3
   Safekeeping of Assets.................................................     3

METHOD OF DEDUCTING THE EXCESS CHARGE....................................     3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS....     4
   Section 403(b)........................................................     4
   Sections 408 and 408A.................................................     5

PERFORMANCE INFORMATION..................................................     5

EXPERTS..................................................................     8

FINANCIAL STATEMENTS.....................................................     8

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Security Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge...     0.75%
Plus: Optional Rider Charge.........   + 0.10%
Less: Minimum Charge................   - 0.75%
                                         ----
Excess Charge on an Annual Basis....     0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

Accumulation Unit Value as of
   Valuation Date before Record Date...     $  10.00
Accumulation Unit Value
   as of Reinvestment Date.............     $  9.975
                                            --------
Gross Dividend Per Unit................     $  0.025
Less: Excess Charge Per Unit...........   - $0.00085
                                            --------
Net Dividend Per Unit..................     $0.02415
Times: Number of Accumulation Units....   x    5,000
                                            --------
Net Dividend Amount....................     $ 120.75

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Security Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits. The maximum exclusion allowance (MEA) limit under Section 403(b)(2) of the Code was repealed effective in 2002.

Section 402(g) generally limits an employee's annual salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to the applicable dollar amount shown in the table below:

      TAX YEAR        DEFERRED AMOUNT
      --------        ---------------
        2005              $14,000
2006 and thereafter       $15,000

The $15,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during the tax years and at the rates set forth in the table below:

                         ADDITIONAL
      TAX YEAR        CATCH UP AMOUNT
      --------        ---------------
        2005               $4,000
2006 and thereafter        $5,000

The $5,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. The limit will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $42,000, or (ii) 100% of the employee's annual compensation.

SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

     TAX YEAR         AMOUNT
     --------         ------
     2005-2007        $4,000
2008 and thereafter   $5,000

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $500 during the 2005 tax year, or $1,000 for the tax year 2006 and thereafter.

Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $42,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000,

T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.

Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 1.90%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce the average annual return figures.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account XIV at December 31, 2004 and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance on such reports given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account XIV at December 31, 2004 and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                        NEA VALUEBUILDER VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATE: MAY 1, 2005

                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variable Annuity dated May 1, 2005, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-NEA-VALU or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION AND HISTORY..........................................     3
   Safekeeping of Assets.................................................     3

METHOD OF DEDUCTING THE EXCESS CHARGE....................................     3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS....     4
   Section 403(b)........................................................     4
   Sections 408 and 408A.................................................     5

PERFORMANCE INFORMATION..................................................     5

EXPERTS..................................................................     8

FINANCIAL STATEMENTS.....................................................     8

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Security Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge...     0.75%
Plus: Optional Rider Charge.........   + 0.10%
Less: Minimum Charge................   - 0.75%
                                         ----
Excess Charge on an Annual Basis....     0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

Accumulation Unit Value as of
   Valuation Date before Record Date...     $  10.00
Accumulation Unit Value
   as of Reinvestment Date.............     $  9.975
                                            --------
Gross Dividend Per Unit................     $  0.025
Less: Excess Charge Per Unit...........   - $0.00085
                                            --------
Net Dividend Per Unit..................     $0.02415
Times: Number of Accumulation Units....   X    5,000
                                            --------
Net Dividend Amount....................     $ 120.75

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Security Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits. The maximum exclusion allowance (MEA) limit under Section 403(b)(2) of the Code was repealed effective in 2002.

Section 402(g) generally limits an employee's annual salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to the applicable dollar amount shown in the table below:

      TAX YEAR        DEFERRED AMOUNT
      --------        ---------------
        2005              $14,000
2006 and thereafter       $15,000

The $15,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during the tax years and at the rates set forth in the table below:

                         ADDITIONAL
      TAX YEAR        CATCH UP AMOUNT
      --------        ---------------
        2005               $4,000
2006 and thereafter        $5,000

The $5,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. The limit will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $42,000, or (ii) 100% of the employee's annual compensation.

SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

      TAX YEAR        AMOUNT
      --------        ------
     2005-2007        $4,000
2008 and thereafter   $5,000

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $500 during the 2005 tax year, or $1,000 for the tax year 2006 and thereafter.

Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $42,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)(365/7)] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000,

T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.

Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.45%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce the average annual return figures.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account XIV at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                        AEA VALUEBUILDER VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATE: MAY 1, 2005

                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variable Annuity dated May 1, 2005, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION AND HISTORY .........................................     3
   Safekeeping of Assets ................................................     3

METHOD OF DEDUCTING THE EXCESS CHARGE ...................................     3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS ...     4
   Section 403(b) .......................................................     4
   Sections 408 and 408A ................................................     4

PERFORMANCE INFORMATION .................................................     5

EXPERTS .................................................................     8

FINANCIAL STATEMENTS ....................................................     8

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company (the "Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

METHOD OF DEDUCTING THE EXCESS CHARGE

The minimum mortality and expense risk charge of 0.95%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional Riders (the "Excess Charge") on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Excess Charge from this monthly dividend upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.   the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Security Equity Subaccount and no Riders, the Excess Charge would be computed as follows:

Mortality and Expense Risk Charge ....................................     0.95%
Plus: Optional Rider Charge ..........................................   + 0.10%
Less: Minimum Charge .................................................   - 0.95%
                                                                           ----
Excess Charge on an Annual Basis .....................................     0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross dividend of $0.025 per unit declared on December 31 (Record Date), the net dividend amount would be as follows:

Accumulation Unit Value as of Valuation Date before Record Date ...     $  10.00
Accumulation Unit Value as of Reinvestment Date ...................     $  9.975
                                                                        --------
Gross Dividend Per Unit ...........................................     $  0.025
Less: Excess Charge Per Unit ......................................   - $0.00085
                                                                        --------
Net Dividend Per Unit .............................................     $0.02415
Times: Number of Accumulation Units ...............................   x    5,000
                                                                        --------
Net Dividend Amount ...............................................     $ 120.75

The net dividend amount would be reinvested on the Reinvestment Date in Accumulation Units of the Security Equity Subaccount, as follows: $0.02415 (net dividend per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the dividend reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the dividend reinvestment.

After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly dividends are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits. The maximum exclusion allowance (MEA) limit under Section 403(b)(2) of the Code was repealed effective in 2002.

Section 402(g) generally limits an employee's annual salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to the applicable dollar amount shown in the table below:

      TAX YEAR        DEFERRED AMOUNT
      --------        ---------------
       2005               $14,000
2006 and thereafter       $15,000

The $15,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during the tax years and at the rates set forth in the table below:

                         ADDITIONAL
      TAX YEAR        CATCH UP AMOUNT
      --------        ---------------
       2005                $4,000
2006 and thereafter        $5,000

The $5,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. The limit will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit is the lesser of (i) $42,000, or (ii) 100% of the employee's annual compensation.

SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

     TAX YEAR         AMOUNT
     --------         ------
     2005-2007        $4,000
2008 and thereafter   $5,000

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $500 during the 2005 tax year, or $1,000 for the tax year 2006 and thereafter.

Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $42,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T) n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the

Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.

Average annual total return figures reflect the deduction of the maximum mortality and expense risk and optional Rider charges of 2.65%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge and the account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge and administration charge), does not reflect any applicable withdrawal charge or account administration charge of $30. Those charges, if reflected, would reduce the average annual return figures.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account XIV at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, are included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, as set forth in their report thereon appearing elsewhere herein, and are included in reliance on such reports given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Variable Annuity Account XIV of Security Benefit Life Insurance Company at December 31, 2004, and for the specified periods ended December 31, 2003, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                              Financial Statements

                          Year Ended December 31, 2004

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ...................    1

Audited Financial Statements

Statements of Net Assets ..................................................    3
Statements of Operations ..................................................    7
Statements of Changes in Net Assets .......................................   11
Notes to Financial Statements .............................................   18

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                            Statements of Net Assets
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                       AIM V.I.       AIM V.I.       AIM V.I.                   AMERICAN     AMERICAN    DREYFUS IP
                          AIM V.I.      HEALTH     INTERNATIONAL     MID CAP       AIM V.I.    CENTURY VP   CENTURY VP   TECHNOLOGY
                        BASIC VALUE    SCIENCES        GROWTH      CORE EQUITY   REAL ESTATE      ULTRA        VALUE       GROWTH
                         SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        -----------   ----------   -------------   -----------   -----------   ----------   ----------   ----------
Assets:
   Mutual funds, at
      market value        $  4,330     $  1,407       $  1,412       $  1,487      $  7,758     $  3,345     $  3,518      $   371
                          --------     --------       --------       --------      --------     --------     --------      -------
Total assets                 4,330        1,407          1,412          1,487         7,758        3,345        3,518          371
                          --------     --------       --------       --------      --------     --------     --------      -------
Net assets                $  4,330     $  1,407       $  1,412       $  1,487      $  7,758     $  3,345     $  3,518      $   371
                          ========     ========       ========       ========      ========     ========     ========      =======
Units outstanding          317,491      116,719        121,624        110,873       460,520      271,402      260,569       36,497

Unit value                $  13.64     $  12.06       $  11.61       $  13.41      $  16.85     $  12.33     $  13.50      $ 10.15

Mutual funds, at cost     $  3,921     $  1,303       $  1,328       $  1,407      $  6,425     $  3,060     $  3,291      $   354
Mutual fund shares         368,162       74,467         71,837        114,040       405,526      330,234      402,560       42,985

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                         DREYFUS VIF    OPPENHEIMER                   PIMCO        PIMCO      RYDEX VT        SBL           SBL
                        INTERNATIONAL   MAIN STREET    PIMCO VIT     VIT LOW     VIT REAL      SECTOR        ALPHA      DIVERSIFIED
                            VALUE        SMALL CAP     ALL ASSET    DURATION      RETURN      ROTATION    OPPORTUNITY      INCOME
                          SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        -------------   -----------   ----------   ----------   ----------   ----------   -----------   -----------
Assets:
   Mutual funds, at
      market value         $  7,943       $  2,415     $  4,514    $   10,981   $   14,296    $  2,839     $  3,847      $   20,288
                           --------       --------     --------    ----------   ----------    --------     --------      ----------
Total assets                  7,943          2,415        4,514        10,981       14,296       2,839        3,847          20,288
                           --------       --------     --------    ----------   ----------    --------     --------      ----------
Net assets                 $  7,943       $  2,415     $  4,514    $   10,981   $   14,296    $  2,839     $  3,847      $   20,288
                           ========       ========     ========    ==========   ==========    ========     ========      ==========
Units outstanding           706,250        154,844      389,040     1,136,486    1,308,272     217,441      306,334       1,781,038

Unit value                 $  11.25       $  15.59     $  11.60    $     9.64   $    10.91    $  13.05     $  12.56      $    11.39

Mutual funds, at cost      $  7,246       $  2,078     $  4,359    $   10,978   $   14,112    $  2,538     $  3,748      $   20,286
Mutual fund shares          500,791        151,203      388,468     1,066,094    1,106,485     254,356      332,503       1,785,943

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                                                                                                       SBL
                            SBL                       SBL                                    SBL          SBL      MAIN STREET
                         ENHANCED        SBL        EQUITY         SBL          SBL       LARGE CAP    LARGE CAP      GROWTH
                           INDEX       EQUITY       INCOME       GLOBAL     HIGH YIELD     GROWTH        VALUE      AND INCOME
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
Assets:
   Mutual funds, at
      market value       $  5,782     $  5,301    $   23,441   $   24,732    $ 15,784    $    6,935   $   12,064   $   11,426
                         --------     --------    ----------   ----------    --------    ----------   ----------   ----------
Total assets                5,782        5,301        23,441       24,732      15,784         6,935       12,064       11,426
                         --------     --------    ----------   ----------    --------    ----------   ----------   ----------
Net assets               $  5,782     $  5,301    $   23,441   $   24,732    $ 15,784    $    6,935   $   12,064   $   11,426
                         ========     ========    ==========   ==========    ========    ==========   ==========   ==========

Units outstanding         819,933      810,045     1,944,876    2,679,337     703,478     1,314,055    1,385,522      759,040

Unit value               $   7.06     $   6.55    $    12.05   $     9.23    $  22.43    $     5.28   $     8.70   $    15.06

Mutual funds, at cost    $  5,121     $  4,786    $   19,910   $   18,742    $ 14,523    $    6,292   $   10,551   $    9,812
Mutual fund shares        634,027      241,735     1,271,207    2,986,975     969,516     1,100,804      616,155    1,283,793

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                      SBL
                                    MANAGED       SBL         SBL         SBL                     SBL         SBL         SBL
                                     ASSET      MID CAP     MID CAP      MONEY        SBL      SMALL CAP   SMALL CAP    SOCIAL
                                  ALLOCATION    GROWTH       VALUE      MARKET     SELECT 25    GROWTH       VALUE     AWARENESS
                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Assets:
   Mutual funds, at market value   $  8,643   $   18,609  $   33,781   $  8,431    $  2,611   $    9,434   $ 14,068    $  2,131
                                   --------   ----------  ----------   --------    --------   ----------   --------    --------
Total assets                          8,643       18,609      33,781      8,431       2,611        9,434     14,068       2,131
                                   --------   ----------  ----------   --------    --------   ----------   --------    --------
Net assets                         $  8,643   $   18,609  $   33,781   $  8,431    $  2,611   $    9,434   $ 14,068    $  2,131
                                   ========   ==========  ==========   ========    ========   ==========   ========    ========

Units outstanding                   892,862    2,056,381   1,847,663    909,010     405,968    1,453,650    757,314     338,586

Unit value                         $   9.68   $     9.05  $    18.28   $   9.27    $   6.44   $     6.49   $  18.58    $   6.29

Mutual funds, at cost              $  7,507   $   14,865  $   25,489   $  8,407    $  2,314   $    7,293   $ 10,823    $  1,931
Mutual fund shares                  544,937      673,516     962,412    710,288     289,493      553,298    698,861      93,426

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                            Statements of Operations
                                 (In Thousands)

                          Year Ended December 31, 2004

                                                  AIM V.I.       AIM V.I.       AIM V.I.
                                     AIM V.I.      HEALTH     INTERNATIONAL     MID CAP
                                   BASIC VALUE    SCIENCES        GROWTH      CORE EQUITY
                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT*     SUBACCOUNT
                                   -----------   ----------   -------------   -----------
Net investment income (loss):
   Dividend distributions             $ --          $--            $ 6            $ --
   Expenses:
      Mortality and expense risk
         fee                           (16)          (6)            (1)             (6)
      Administrative fee                (5)          (2)            --              (1)
                                      ----          ---            ---            ----
Net investment income (loss)           (21)          (8)             5              (7)

Net realized and unrealized gain
   (loss) on investments:
   Capital gains distributions          --           --             --              62
   Realized gain (loss) on sales
      of fund shares                    39           17              4              27
   Change in unrealized
      appreciation/ depreciation
      on investments during the
      period                           330           80             84              60
                                      ----          ---            ---            ----
Net realized and unrealized gain
      (loss) on investments            369           97             88             149
                                      ----          ---            ---            ----
Net increase (decrease) in net
   assets resulting from
   operations                         $348          $89            $93            $142
                                      ====          ===            ===            ====

                                    AIM V.I.     AMERICAN     AMERICAN     DREYFUS IP
                                      REAL      CENTURY VP   CENTURY VP    TECHNOLOGY
                                     ESTATE       ULTRA         VALUE        GROWTH
                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT*   SUBACCOUNT
                                   ----------   ----------   -----------   ----------
Net investment income (loss):
   Dividend distributions            $   51        $ --          $  5         $--
   Expenses:
      Mortality and expense risk
         fee                            (23)        (10)           (7)         --
      Administrative fee                 (6)         (3)           (2)         --
                                     ------        ----          ----         ---
Net investment income (loss)             22         (13)           (4)         --

Net realized and unrealized gain
   (loss) on investments:
   Capital gains distributions          113          --             4          --
   Realized gain (loss) on sales
      of fund shares                     43           2            32          (1)
   Change in unrealized
      appreciation/ depreciation
      on investments during the
      period                          1,191         254           187          17
                                     ------        ----          ----         ---
Net realized and unrealized gain
   (loss) on investments              1,347         256           223          16
                                     ------        ----          ----         ---
Net increase (decrease) in net
   assets resulting from
   operations                        $1,369        $243          $219         $16
                                     ======        ====          ====         ===

*    For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                               DREYFUS VIF    OPPENHEIMER
                                              INTERNATIONAL   MAIN STREET   PIMCO VIT      PIMCO VIT
                                                  VALUE        SMALL CAP    ALL ASSET    LOW DURATION
                                               SUBACCOUNT*     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                              -------------   -----------   ----------   ------------
Net investment income (loss):
   Dividend distributions                         $ 56           $ --          $126          $119
   Expenses:
      Mortality and expense risk
         fee                                       (11)            (8)          (13)          (57)
      Administrative fee                            (3)            (2)           (4)          (15)
                                                  ----           ----          ----          ----
Net investment income (loss)                        42            (10)          109            47

Net realized and unrealized gain
   (loss) on investments:
      Capital gains distributions                  108             --             5            33
      Realized gain (loss) on sales of fund
         shares                                     15             13            29            17
      Change in unrealized
         appreciation/depreciation on
         investments during the period             697            303           133             9
                                                  ----           ----          ----          ----
Net realized and unrealized gain
   (loss) on investments                           820            316           167            59
                                                  ----           ----          ----          ----
Net increase (decrease) in net
   assets resulting from
   operations                                     $862           $306          $276          $106
                                                  ====           ====          ====          ====

                                                             RYDEX VT        SBL          SBL
                                               PIMCO VIT      SECTOR        ALPHA      DIVERSIFIED
                                              REAL RETURN   ROTATION     OPPORTUNITY      INCOME
                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                              -----------   ----------   -----------   -----------
Net investment income (loss):
   Dividend distributions                        $ 91          $ --         $ --          $ 166
   Expenses:
      Mortality and expense risk
         fee                                      (50)          (12)         (11)          (103)
      Administrative fee                          (13)           (4)          (3)           (29)
                                                 ----          ----         ----          -----
Net investment income (loss)                       28           (16)         (14)            34

Net realized and unrealized gain
   (loss) on investments:
      Capital gains distributions                 428            --          223             --
      Realized gain (loss) on sales of fund
         shares                                    28            --           --           (133)
      Change in unrealized
         appreciation/depreciation on
         investments during the period            193           246           78            663
                                                 ----          ----         ----          -----
Net realized and unrealized gain
   (loss) on investments                          649           246          301            530
                                                 ----          ----         ----          -----
Net increase (decrease) in net
   assets resulting from
   operations                                    $677          $230         $287          $ 564
                                                 ====          ====         ====          =====

*    For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                                                                                                          SBL
                                      SBL                     SBL                                SBL          SBL     MAIN STREET
                                   ENHANCED       SBL       EQUITY        SBL         SBL      LARGE CAP   LARGE CAP    GROWTH &
                                     INDEX      EQUITY      INCOME      GLOBAL    HIGH YIELD    GROWTH       VALUE       INCOME
                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  -----------
Net investment income (loss):
   Dividend distributions            $  4        $  5       $   30      $   --      $   91       $ --       $    6        $  4
   Expenses:
      Mortality and expense risk
         fee                          (27)        (29)        (106)       (130)        (75)       (41)         (57)        (61)
      Administrative fee               (8)         (8)         (28)        (34)        (20)       (12)         (15)        (17)
                                     ----        ----       ------      ------      ------       ----       ------        ----
Net investment income (loss)          (31)        (32)        (104)       (164)         (4)       (53)         (66)        (74)

Net realized and unrealized
   gain (loss) on investments:
   Capital gains
      distributions                    --          --           --          --          --         --           --          --
   Realized gain (loss)
      on sales of fund shares         242         123          176         996         469        306          185         130
   Change in unrealized
      appreciation/depreciation
      on investments during
      the period                      231         237        2,396       2,772         760        (59)         966         715
                                     ----        ----       ------      ------      ------       ----       ------        ----
Net realized and unrealized gain
   (loss) on investments              473         360        2,572       3,768       1,229        247        1,151         845
                                     ----        ----       ------      ------      ------       ----       ------        ----
Net increase (decrease) in net
   assets resulting from
   operations                        $442        $328       $2,468      $3,604      $1,225       $194       $1,085        $771
                                     ====        ====       ======      ======      ======       ====       ======        ====

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                     SBL           SBL         SBL                                   SBL         SBL         SBL
                                MANAGED ASSET    MID CAP     MID CAP        SBL          SBL      SMALL CAP   SMALL CAP     SOCIAL
                                  ALLOCATION     GROWTH       VALUE    MONEY MARKET  SELECT 25     GROWTH       VALUE     AWARENESS
                                  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                -------------  ----------  ----------  ------------  ----------  ----------  ----------  ----------
Net investment income (loss):
   Dividend distributions            $ 39        $   --      $    7        $  5         $ --       $   --      $   --       $  1
   Expenses:
      Mortality and expense
         risk                         (41)          (94)       (145)        (73)         (13)         (42)        (60)       (11)
      Administrative fee              (11)          (26)        (39)        (21)          (4)         (12)        (17)        (3)
                                     ----        ------      ------        ----         ----       ------      ------       ----
Net investment income (loss)          (13)         (120)       (177)        (89)         (17)         (54)        (77)       (13)

Net realized and unrealized
   gain (loss) on investments:
      Capital gains
         distributions                 --            --         605          --           --           --          74         --
      Realized gain (loss) on
         sales of fund shares          81           531         959         (21)          44          401         529         41
      Change in unrealized
         appreciation/
            depreciation
         on investments during
         the period                   640         1,164       4,722          94          217          837       1,504         58
                                     ----        ------      ------        ----         ----       ------      ------       ----
Net realized and unrealized
   gain (loss) on investments         721         1,695       6,286          73          261        1,238       2,107         99
                                     ----        ------      ------        ----         ----       ------      ------       ----
Net increase (decrease) in net
   assets resulting from
   operations                        $708        $1,575      $6,109        $(16)        $244       $1,184      $2,030       $ 86
                                     ====        ======      ======        ====         ====       ======      ======       ====

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                       Statements of Changes in Net Assets
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                     AIM V.I.        AIM V.I.    AIM V.I. MID CAP      AIM V.I.
                                           AIM V.I. BASIC VALUE  HEALTH SCIENCES  INTERNATIONAL     CORE EQUITY      REAL ESTATE
                                                SUBACCOUNT          SUBACCOUNT        GROWTH        SUBACCOUNT        SUBACCOUNT
                                           --------------------  ---------------    SUBACCOUNT   ----------------  ---------------
                                               2004   2003***     2004   2003***     2004****      2004   2003***   2004   2003***
                                              ------  -------    ------  -------  -------------   ------  -------  ------  -------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)            $  (21) $   (1)    $   (8)   $ --       $    5      $   (7)   $ --   $   22  $   17
      Capital gains distributions                 --      --         --      --           --          62      --      113      --
      Realized gain (loss) on sales
         of fund shares                           39       1         17      --            4          27       2       43      27
      Change in unrealized
         appreciation/depreciation on
         investments during the period           330      79         80      24           84          60      19    1,191     141
                                              ------  ------     ------    ----       ------      ------    ----   ------  ------
   Net increase (decrease) in net
      assets from operations                     348      79         89      24           93         142      21    1,369     185

   From contract holder transactions:
      Variable annuity deposits                3,009     709      1,075     168          480       1,006     278    3,493     597
      Contract holder maintenance charges        (19)     (2)        (6)     --           (1)         (6)     --      (25)     (3)
      Terminations and withdrawals              (129)    (41)       (14)     --          (39)        (48)     (2)    (269)    (18)
      Transfers between subaccounts, net          64     312       (118)    189          879         (24)    120    1,764     665
      Transfers between subaccounts, due
         to mergers                               --      --         --      --           --          --      --       --      --
                                              ------  ------     ------    ----       ------      ------    ----   ------  ------
Net increase (decrease) in net assets
  from contractholder transactions             2,925     978        937     357        1,319         928     396    4,963   1,241
                                              ------  ------     ------    ----       ------      ------    ----   ------  ------
Net increase (decrease) in net assets          3,273   1,057      1,026     381        1,412       1,070     417    6,332   1,426
Net assets at beginning of period              1,057      --        381      --           --         417      --    1,426      --
                                              ------  ------     ------    ----       ------      ------    ----   ------  ------
Net assets at end of period                   $4,330  $1,057     $1,407    $381       $1,412      $1,487    $417   $7,758  $1,426
                                              ======  ======     ======    ====       ======      ======    ====   ======  ======

***  For the period from May 1, 2003 (inception date) to December 31, 2003.

**** For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                              AMERICAN CENTURY   AMERICAN CENTURY   DREYFUS IP    DREYFUS VIF    OPPENHEIMER MAIN
                                                  VP ULTRA           VP VALUE       TECHNOLOGY   INTERNATIONAL   STREET SMALL CAP
                                                  SUBACCOUNT       SUBACCOUNT         GROWTH         VALUE          SUBACCOUNT
                                              ----------------   ----------------   SUBACCOUNT     SUBACCOUNT    ----------------
                                               2004    2003***    2004    2003***    2004****       2004****      2004    2003***
                                              ------   -------   ------   -------   ----------   -------------   ------   -------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)            $  (13)    $ (1)   $   (4)    $ (1)      $ --          $   42      $  (10)   $ (1)
      Capital gains distributions                 --       --         4       --         --             108          --      --
      Realized gain (loss) on sales of fund
         shares                                    2       --        32        2         (1)             15          13       7
      Change in unrealized appreciation/
         depreciation on investments during
         the period                              254       31       187       39         17             697         303      35
                                              ------     ----    ------     ----       ----          ------      ------    ----
   Net increase (decrease) in net assets
      from operations                            243       30       219       40         16             862         306      41

   From contractholder transactions:
      Variable annuity deposits                1,953      492     1,583      336        146           1,011       1,170     245
      Contractholder maintenance charges         (10)      (1)       (9)      (1)        --             (12)        (11)     --
      Terminations and withdrawals               (51)      (1)      (47)      (2)        (3)            (56)       (100)     --
      Transfers between subaccounts, net         495      195     1,363       36        212           6,138         577     187
      Transfers between subaccounts, due
         to mergers                               --       --        --       --         --              --          --      --
                                              ------     ----    ------     ----       ----          ------      ------    ----
   Net increase (decrease) in net assets
      from contractholder transactions         2,387      685     2,890      369        355           7,081       1,636     432
                                              ------     ----    ------     ----       ----          ------      ------    ----
Net increase (decrease) in net assets          2,630      715     3,109      409        371           7,943       1,942     473
Net assets at beginning of period                715       --       409       --         --              --         473      --
                                              ------     ----    ------     ----       ----          ------      ------    ----
Net assets at end of period                   $3,345     $715    $3,518     $409       $371          $7,943      $2,415    $473
                                              ======     ====    ======     ====       ====          ======      ======    ====

***  For the period from May 1, 2003 (inception date) to December 31, 2003.

**** For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                 PIMCO VIT       PIMCO VIT          PIMCO VIT        RYDEX VT             SBL
                                                 ALL ASSET      LOW DURATION       REAL RETURN    SECTOR ROTATION  ALPHA OPPORTUNITY
                                                SUBACCOUNT       SUBACCOUNT         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                             ---------------  ----------------  ----------------  ---------------  -----------------
                                              2004   2003***    2004   2003***    2004   2003***   2004   2003***     2004   2003**
                                             ------  -------  -------  -------  -------  -------  ------  -------  --------  -------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)           $  109    $ 19   $    47   $   12  $    28   $   --  $  (16)  $   (2)   $  (14)  $(1)
      Capital gains distributions                 5      --        33        8      428       68      --       --       223     43
      Realized gain (loss) on sales of fund
         shares                                  29       1        17       (6)      28       (1)     --        3        --     --
      Change in unrealized appreciation/
         depreciation on investments during
         the period                             133      22         9       (6)     193       (9)    246       54        78     21
                                             ------    ----   -------   ------  -------   ------  ------   ------    ------   ----
   Net increase (decrease) in net assets
      from operations                           276      42       106        8      677       58     230       55       287     63

   From contractholder transactions:
      Variable annuity deposits               1,712     557     2,365    2,529    7,197    2,329   1,309      701     1,876    199
      Contractholder maintenance charges        (13)     (1)      (65)     (15)     (47)      (5)    (14)      (1)      (13)    (1)
      Terminations and withdrawals              (63)     (3)     (549)    (107)    (442)     (44)    (39)      (2)     (121)   (27)
      Transfers between subaccounts, net      1,609     398     1,472    5,237    2,804    1,769     238      362     1,019    565
      Transfers between subaccounts, due
      to mergers                                 --      --        --       --       --       --      --       --        --     --
                                             ------    ----   -------   ------  -------   ------  ------   ------    ------   ----
   Net increase (decrease) in net assets
      from contractholder transactions        3,245     951     3,223    7,644    9,512    4,049   1,494    1,060     2,761    736
                                             ------    ----   -------   ------  -------   ------  ------   ------    ------   ----
Net increase (decrease) in net assets         3,521     993     3,329    7,652   10,189    4,107   1,724    1,115     3,048    799
Net assets at beginning of period               993      --     7,652       --    4,107       --   1,115       --       799     --
                                             ------    ----   -------   ------  -------   ------  ------   ------    ------   ----
Net assets at end of period                  $4,514    $993   $10,981   $7,652  $14,296   $4,107  $2,839   $1,115    $3,847   $799
                                             ======    ====   =======   ======  =======   ======  ======   ======    ======   ====

**   For the period from July 7, 2003 (inception date) to December 31, 2003.

***  For the period from May 1, 2003 (inception date) to December 31, 2003.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                    SBL                SBL             SBL              SBL               SBL
                                             DIVERSIFIED INCOME  ENHANCED INDEX      EQUITY        EQUITY INCOME        GLOBAL
                                                 SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                             ------------------  --------------  --------------  ----------------  ----------------
                                                2004     2003     2004    2003    2004    2003     2004     2003     2004     2003
                                             --------  --------  ------  ------  ------  ------  -------  -------  -------  -------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)            $    34  $ 1,290   $  (31) $    8  $  (32) $   (2) $  (104) $    78  $  (164) $   (32)
      Capital gains distributions                  --       --       --      --      --      --       --       86       --       --
      Realized gain (loss) on sales of fund
         shares                                  (133)     191      242      57     123     (48)     176     (136)     996     (301)
      Change in unrealized appreciation/
         depreciation on investments during
         the period                               663   (1,139)     231     514     237     793    2,396    2,083    2,772    4,018
                                              -------  -------   ------  ------  ------  ------  -------  -------  -------  -------
   Net increase (decrease) in net assets
      from operations                             564      342      442     579     328     743    2,468    2,111    3,604    3,685

   From contractholder transactions:
      Variable annuity deposits                 3,420    5,644    1,743   1,189   1,507   1,503    6,612    4,004    7,646    4,139
      Contractholder maintenance charges         (137)     (95)     (33)    (17)    (32)    (23)    (119)     (59)    (137)     (49)
      Terminations and withdrawals             (1,864)    (756)    (166)   (124)   (436)   (363)  (1,426)    (529)  (1,269)    (506)
       Transfers between subaccounts, net       3,722   (3,644)     (54)    936    (838)    (13)   3,219     (115)  (3,135)   1,150
      Transfers between subaccounts, due
         to mergers                                --       --       --      --      --      --       --       --       --    4,348
                                              -------  -------   ------  ------  ------  ------  -------  -------  -------  -------
   Net increase (decrease) in net assets
      from contractholder transactions          5,141    1,149    1,490   1,984     201   1,104    8,286    3,301    3,105    9,082
                                              -------  -------   ------  ------  ------  ------  -------  -------  -------  -------
Net increase (decrease) in net assets           5,705    1,491    1,932   2,563     529   1,847   10,754    5,412    6,709   12,767
Net assets at beginning of period              14,583   13,092    3,850   1,287   4,772   2,925   12,687    7,275   18,023    5,256
                                              -------  -------   ------  ------  ------  ------  -------  -------  -------  -------
Net assets at end of period                   $20,288  $14,583   $5,782  $3,850  $5,301  $4,772  $23,441  $12,687  $24,732  $18,023
                                              =======  =======   ======  ======  ======  ======  =======  =======  =======  =======

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                SBL              SBL            SBL MAIN           SBL
                                               SBL             LARGE            LARGE        STREET GROWTH    MANAGED ASSET
                                           HIGH YIELD        CAP GROWTH       CAP VALUE        AND INCOME      ALLOCATION
                                           SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                        ----------------  ---------------  ---------------  ---------------  --------------
                                          2004     2003     2004    2003     2004    2003     2004    2003    2004    2003
                                        -------  -------  -------  ------  -------  ------  -------  ------  ------  ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)      $    (4) $   623  $   (53) $  (39) $   (66) $   20  $   (74) $  (14) $  (13) $   49
      Capital gains distributions            --       --       --      --       --      --       --      --      --      --
      Realized gain (loss) on
         sales of fund shares               469      192      306      29      185     (77)     130     (71)     81     (12)
      Change in unrealized
         appreciation/ depreciation on
         investments during the period      760      661      (59)  1,101      966   1,452      715   1,500     640     672
                                        -------  -------  -------  ------  -------  ------  -------  ------  ------  ------
   Net increase (decrease) in net
      assets from operations              1,225    1,476      194   1,091    1,085   1,395      771   1,415     708     709

   From contractholder transactions:
      Variable annuity deposits           4,998    2,653    1,413   2,143    2,730   1,609    2,317   2,752   2,248   1,876
      Contractholder maintenance
         charges                            (99)     (57)     (44)    (31)     (71)    (35)     (66)    (34)    (45)    (19)
      Terminations and withdrawals         (987)    (519)    (313)   (199)    (719)   (156)    (621)   (300)   (528)   (113)
      Transfers between subaccounts,
         net                             (2,444)   4,168   (2,143)  1,139    1,436     772      366     627   1,230     656
      Transfers between subaccounts,
         due to mergers                      --       --       --      --       --      --       --      --      --      --
                                        -------  -------  -------  ------  -------  ------  -------  ------  ------  ------
   Net increase (decrease) in net
      assets from contractholder
      transactions                        1,468    6,245   (1,087)  3,052    3,376   2,190    1,996   3,045   2,905   2,400
                                        -------  -------  -------  ------  -------  ------  -------  ------  ------  ------
Net increase (decrease) in net assets     2,693    7,721     (893)  4,143    4,461   3,585    2,767   4,460   3,613   3,109
Net assets at beginning of period        13,091    5,370    7,828   3,685    7,603   4,018    8,659   4,199   5,030   1,921
                                        -------  -------  -------  ------  -------  ------  -------  ------  ------  ------
Net assets at end of period             $15,784  $13,091  $ 6,935  $7,828  $12,064  $7,603  $11,426  $8,659  $8,643  $5,030
                                        =======  =======  =======  ======  =======  ======  =======  ======  ======  ======

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                               SBL               SBL               SBL              SBL          SBL SMALL
                                         MID CAP GROWTH     MID CAP VALUE     MONEY MARKET       SELECT 25      CAP GROWTH
                                           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                        ----------------  ----------------  ----------------  --------------  --------------
                                          2004     2003     2004     2003     2004     2003    2004    2003    2004    2003
                                        -------  -------  -------  -------  -------  -------  ------  ------  ------  ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)      $  (120) $   (64) $  (177) $   (44) $   (89) $    16  $  (17) $   (9) $  (54) $ (28)
      Capital gains distributions            --       --      605      179       --       --      --      --      --      --
      Realized gain (loss) on sales of
         fund shares                        531       --      959       (7)     (21)     (68)     44     (19)    401      85
      Change in unrealized
         appreciation/ depreciation on
         investments during the period    1,164    3,723    4,722    4,374       94       28     217     225     837   1,607
                                        -------  -------  -------  -------  -------  -------  ------  ------  ------  ------
   Net increase (decrease) in net
      assets from operations              1,575    3,659    6,109    4,502      (16)     (24)    244     197   1,184   1,664

   From contractholder transactions:
      Variable annuity deposits           4,923    3,303    8,417    4,023   10,836   15,200     790     542   2,385   1,647
      Contractholder maintenance
         charges                           (108)     (55)    (173)     (69)     (84)     (86)    (15)     (9)    (50)    (25)
      Terminations and withdrawals         (767)    (276)  (1,112)    (371)  (7,399)  (5,888)    (79)    (35)   (423)   (310)
      Transfers between subaccounts,
         net                               (403)    (819)   3,559      863   (6,134)  (7,641)   (212)    213     358     509
      Transfers between subaccounts,
         due to mergers                      --    1,378       --       --      --      --      --      --     --      --
                                        -------  -------  -------  -------  -------  -------  ------  ------  ------  ------
   Net increase (decrease) in net
      assets from contractholder
      transactions                        3,645    3,531   10,691    4,446   (2,781)   1,585     484     711   2,270   1,821
                                        -------  -------  -------  -------  -------  -------  ------  ------  ------  ------
Net increase (decrease) in net assets     5,220    7,190   16,800    8,948   (2,797)   1,561     728     908   3,454   3,485
Net assets at beginning of period        13,389    6,199   16,981    8,033   11,228    9,667   1,883     975   5,980   2,495
                                        -------  -------  -------  -------  -------  -------  ------  ------  ------  ------
Net assets at end of period             $18,609  $13,389  $33,781  $16,981  $ 8,431  $11,228  $2,611  $1,883  $9,434  $5,980
                                        =======  =======  =======  =======  =======  =======  ======  ======  ======  ======

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                SBL               SBL
                                          SMALL CAP VALUE   SOCIAL AWARENESS
                                            SUBACCOUNT         SUBACCOUNT
                                         ----------------   ----------------
                                           2004     2003     2004     2003
                                         -------   ------   ------   ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)       $   (77)  $  (37)  $  (13)  $   (3)
      Capital gains distributions             74       40       --       --
      Realized gain (loss) on sales of
         fund shares                         529       20       41       13
      Change in unrealized
         appreciation/ depreciation on
         investments during the period     1,504    2,118       58      293
                                         -------   ------   ------   ------
   Net increase (decrease) in net
      assets from operations               2,030    2,141       86      303

   From contractholder transactions:
      Variable annuity deposits            3,748    1,731      615      454
      Contractholder maintenance
         charges                             (72)     (33)     (11)      (8)
      Terminations and withdrawals          (608)    (191)     (79)     (44)
      Transfers between subaccounts,
         net                                 857      939     (134)    (140)
      Transfers between subaccounts,
         due to mergers                       --       --       --       --
                                         -------   ------   ------   ------
   Net increase (decrease) in net
      assets from contractholder
      transactions                         3,925    2,446      391      262
                                         -------   ------   ------   ------
Net increase (decrease) in net assets      5,955    4,587      477      565
Net assets at beginning of period          8,113    3,526    1,654    1,089
                                         -------   ------   ------   ------
Net assets at end of period              $14,068   $8,113   $2,131   $1,654
                                         =======   ======   ======   ======

See accompanying notes.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                          Notes to Financial Statements

                                December 31, 2004

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

SecureDesigns Variable Annuity (SecureDesigns) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for SecureDesigns are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account for SecureDesigns are invested in AIM Growth Series, American Century Investments, Inc., Dreyfus Corporation, Oppenheimer Funds, Inc., Pacific Investment Management Company, Inc., Rydex Global Advisors, Inc., and the SBL Fund, mutual funds not otherwise available to the public. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

            SUBACCOUNT                               MUTUAL FUND
            ----------                               -----------
                                    AIM Growth Series:
AIM V.I. Basic Value                   AIM V.I. Basic Value Fund (Class A)
AIM V.I. Health Sciences*              AIM V.I. Health Sciences Fund
AIM V.I. International Growth          AIM V.I. International Growth Fund
                                       (Series II)
AIM V.I. Mid Cap Core Equity           AIM V.I. Mid Cap Core Equity (Class A)
AIM V.I. Real Estate*                  AIM V.I. Real Estate Fund (Series II)
                                    American Century Investments, Inc.:
American Century VP Ultra              American Century VP Ultra (Advisor Class)
American Century VP Value              American Century VP Value (Advisor Class)
                                    Dreyfus Corporation:
Dreyfus IP Technology Growth           Dreyfus IP Technology Growth Portfolio
                                       (Service Class)
Dreyfus VIF International Value     Dreyfus VIF International Value Portfolio
                                    (Service Class)
                                    Oppenheimer Funds, Inc.:
Oppenheimer Main Street Small Cap      Oppenheimer Main Street Small Cap Fund
                                    Pacific Investment Management Company, Inc.:
PIMCO VIT All Asset                    PIMCO VIT All Asset Fund
PIMCO VIT Low Duration                 PIMCO VIT Low Duration Fund
PIMCO VIT Real Return                  PIMCO VIT Real Return Fund
                                    Rydex Global Advisors, Inc.:
Rydex VT Sector Rotation               Rydex VT Sector Rotation Fund

* Prior to October 1, 2004, INVESCO VIF Health Sciences Subaccount and INVESCO VIF Real Estate Subaccount.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            SUBACCOUNT                               MUTUAL FUND
            ----------                               -----------
                                    SBL Fund:
SBL Alpha Opportunity                  Series Z (Alpha Opportunity Series)
SBL Diversified Income                 Series E (Diversified Income Series)
SBL Enhanced Index                     Series H (Enhanced Index Series)
SBL Equity                             Series A (Equity Series)
SBL Equity Income                      Series O (Equity Income Series)
SBL Global                             Series D (Global Series)
SBL High Yield                         Series P (High Yield Series)
SBL Large Cap Growth                   Series G (Large Cap Growth Series)
SBL Large Cap Value                    Series B (Large Cap Value Series)
SBL Main Street Growth and Income      Series W (Main Street Growth and Income Series)
SBL Managed Asset Allocation           Series N (Managed Asset Allocation Series)
SBL Mid Cap Growth                     Series J (Mid Cap Growth Series)
SBL Mid Cap Value                      Series V (Mid Cap Value Series)
SBL Money Market                       Series C (Money Market Series)
SBL Select 25                          Series Y (Select 25 Series)
SBL Small Cap Growth                   Series X (Small Cap Growth Series)
SBL Small Cap Value                    Series Q (Small Cap Value Series)
SBL Social Awareness                   Series S (Social Awareness Series)

During 2003, the International Series Subaccount and the Technology Series Subaccount were merged into the Global Series Subaccount, and the Mid Cap Growth Series Subaccount, respectively.

Pursuant to a plan of reorganization approved by the SBL Fund International Series shareholders, the SBL Fund Global Series acquired all the net assets of the SBL Fund International Series, which totaled $4,347,799 on the closing date of the reorganization, October 3, 2003. A total of 590,734 shares were exchanged from the SBL Fund International Series. In exchange for the assets of the SBL Fund International Series 703,527 shares of the SBL Fund Global Series were issued to shareholders of record immediately after the closing date.

Pursuant to a plan of reorganization approved by the SBL Fund Technology Series shareholders, the SBL Fund Mid Cap Growth Series acquired all the net assets of the SBL Fund Technology Series, which totaled $1,378,298 on the closing date of the reorganization, October 3, 2003. A total of 322,786 shares were exchanged from the SBL Fund Technology Series. In exchange for the assets of the SBL Fund Technology Series 59,848 shares of the SBL Fund Mid Cap Growth Series were issued to shareholders of record immediately after the closing date.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Under the terms of the investment advisory contracts, investment portfolios of the underlying mutual funds are managed by Security Management Company, LLC
(SMC), a limited liability company controlled by its members, SBL and Security Benefit Group, Inc., wholly-owned subsidiaries of Security Benefit Corp.

AIM Growth Series serves as investment advisor of AIM V.I. Basic Value Fund, AIM V.I. Health Sciences, AIM V.I. International Growth Fund, AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Real Estate Fund. American Century Investments, Inc. serves as investment advisor of American Century VP Ultra Fund and American Century VP Value Fund. Dreyfus Corporation serves as investment advisor of Dreyfus IP Technology Growth Fund and Dreyfus VIF International Value Fund. OppenheimerFunds, Inc. serves as investment advisor of Oppenheimer Main Street Small Cap Fund. Pacific Investment Management Company, Inc serves as investment advisor of PIMCO VIT All Asset Fund, PIMCO VIT Low Duration Fund and PIMCO VIT Real Return Fund. Rydex Global Advisors, Inc. serves as investment advisor of Rydex VT Sector Rotation Fund. SMC serves as investment advisor of the Diversified Income Series, Equity Series, High Yield Series, Large Cap Growth Series, Mid Cap Growth Series, Mid Cap Value Series, Money Market Series, Select 25 Series, and Social Awareness Series.

SMC has engaged Mainstream Investment Advisers to provide subadvisory services for Alpha Opportunity Series; Northern Trust Investments, Inc. to provide subadvisory services for the Enhanced Index Series; T. Rowe Price Associates, Inc. to provide subadvisory services for the Equity Income Series and the Managed Asset Allocation Series; OppenheimerFunds, Inc. to provide subadvisory services for Global Series and Main Street Growth and Income Series; Dreyfus Corporation to provide subadvisory services for Large Cap Value Series; RS Investments to provide subadvisory services for the Small Cap Growth Series; and Strong Capital Management, Inc. to provide subadvisory services for the Small Cap Value Series.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The cost of investments purchased and proceeds from investments sold for the years ended December 31, 2004, were as follows:

                                     COST OF     PROCEEDS
            SUBACCOUNT              PURCHASES   FROM SALES
            ----------              ---------   ----------
                                         (In Thousands)
AIM V.I. Basic Value                 $ 3,669      $   765
AIM V.I. Health Sciences               1,500          571
AIM V.I. International Growth*         1,540          216
AIM V.I. Mid Cap Core Equity           1,355          372
AIM V.I. Real Estate                   6,081          983
American Century VP Ultra              2,484          110
American Century VP Value              3,732          842
Dreyfus IP Technology Growth*            371           16
Dreyfus VIF International Value *      7,570          339
Oppenheimer Main Street Small Cap      1,827          201
PIMCO VIT All Asset                    4,229          870
PIMCO VIT Low Duration                 8,048        4,745
PIMCO VIT Real Return                 11,342        1,374
Rydex VP Sector Rotation               1,854          376
SBL Alpha Opportunity                  3,588          618
SBL Diversified Income                10,935        5,760
SBL Enhanced Index                     4,235        2,776
SBL Equity                             2,647        2,478
SBL Equity Income                     10,331        2,149
SBL Global                             9,897        6,956
SBL High Yield                        13,583       12,119
SBL Large Cap Growth                   2,414        3,554
SBL Large Cap Value                    6,239        2,929
SBL Main Street Growth and Income      3,517        1,595
SBL Managed Asset Allocation           3,768          876
SBL Mid Cap Growth                     7,228        3,703
SBL Mid Cap Value                     15,973        4,854
SBL Money Market                      27,294       30,164
SBL Select 25                          1,347          880
SBL Small Cap Growth                   4,620        2,404
SBL Small Cap Value                    6,731        2,809
SBL Social Awareness                   1,306          928

*    For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ANNUITY RESERVES

As of December 31, 2004, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

2.   VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value. Additionally, SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.60% to 0.85% of the average daily net asset. Additionally, SBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 1% of the contract value.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3.   SUMMARY OF UNIT TRANSACTIONS

The changes in units outstanding for the years ended December 31, 2004 and 2003, were as follows:

                                               2004                             2003
                                  ------------------------------   ------------------------------
                                                          NET                              NET
                                   UNITS     UNITS     INCREASE     UNITS     UNITS     INCREASE
           SUBACCOUNT             ISSUED   REDEEMED   (DECREASE)   ISSUED   REDEEMED   (DECREASE)
           ----------             ------   --------   ----------   ------   --------   ----------
                                                           (In Thousands)
AIM V.I. Basic Value***             336      (101)        235         99      (16)          83
AIM V.I. Health Sciences***         140       (56)         84         38       (5)          33
AIM V.I. International Growth*      148       (27)        121         --       --           --
AIM V.I. Mid Cap Core Equity***     117       (40)         77         36       (2)          34
AIM V.I. Real Estate ***            531      (182)        349        152      (41)         111
American Century VP Ultra***        229       (20)        209         77      (15)          62
American Century VP Value***        314       (86)        228         46      (13)          33
Dreyfus IP Technology
   Growth *                          38        (2)         36         --       --           --
Dreyfus VIF International
   Value *                          761       (55)        706         --       --           --
Oppenheimer Main Street Small
   Cap***                           150       (30)        120         56      (21)          35

*    For the period from May 1, 2004 (inception date) to December 31, 2004.

***  For the period from May 1, 2003 (inception date) to December 31, 2003.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

3.   SUMMARY OF UNIT TRANSACTIONS (CONTINUED)

                                               2004                             2003
                                  ------------------------------   ------------------------------
                                                          NET                              NET
                                   UNITS     UNITS     INCREASE     UNITS     UNITS     INCREASE
           SUBACCOUNT             ISSUED   REDEEMED   (DECREASE)   ISSUED   REDEEMED   (DECREASE)
           ----------             ------   --------   ----------   ------   --------   ----------
                                                           (In Thousands)
PIMCO VIT All Asset***               397      (100)       297         112       (20)         92
PIMCO VIT Low Duration***          1,092      (734)       358       1,150      (372)        778
PIMCO VIT Real Return***           1,241      (327)       914         547      (152)        395
Rydex VT Sector Rotation***          175       (48)       127         111       (20)         91
SBL Alpha Opportunity**              333       (95)       238          76        (7)         69
SBL Diversified Income             1,273      (773)       500       1,032      (894)        138
SBL Enhanced Index                   757      (515)       242         534      (194)        340
SBL Equity                         1,037      (985)        52         619      (406)        213
SBL Equity Income                  1,222      (439)       783         826      (468)        358
SBL Global                         1,866    (1,421)       445       2,094      (761)      1,333
SBL High Yield                       981      (905)        76         677      (352)        325
SBL Large Cap Growth                 713      (875)      (162)      1,252      (605)        647
SBL Large Cap Value                  984      (530)       454         511      (190)        321
SBL Main Street Growth and
   Income                            353      (197)       156         439      (192)        247
SBL Managed Asset Allocation         508      (169)       339         378       (77)        301
SBL Mid Cap Growth                 1,290      (803)       487       1,077      (602)        475
SBL Mid Cap Value                  1,323      (611)       712         794      (456)        338
SBL Money Market                   4,336    (4,605)      (269)      3,531    (3,335)        196
SBL Select 25                        295      (203)        92         222       (92)        130
SBL Small Cap Growth               1,081      (666)       415         812      (426)        386
SBL Small Cap Value                  539      (288)       251         358      (172)        186
SBL Social Awareness                 240      (168)        72         136       (80)         56

**   For the period from July 7, 2003 (inception date) to December 31, 2003.

***  For the period from May 1, 2003 (inception date) to December 31, 2003.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the four years in the period ended December 31, 2004, follows:

            SUBACCOUNT                            2004       2003    2002   2001
            ----------                          --------   -------   ----   ----
AIM V.I. BASIC VALUE
Units                                            317,491    82,779    --     --
Unit value                                      $  13.64   $ 12.77   $--    $--
Net assets (000s)                               $  4,330   $ 1,057   $--    $--
Ratio of expenses to net assets*                    0.75%     0.75%   --%    --%
Investment income ratio**                             --%       --%   --%    --%
Total return***                                     6.81%    18.02%   --%    --%

AIM V.I. HEALTH SCIENCES
Units                                            116,719    32,710    --     --
Unit value                                      $  12.06   $ 11.64   $--    $--
Net assets (000s)                               $  1,407   $   381   $--    $--
Ratio of expenses to net assets*                    0.75%     0.75%   --%    --%
Investment income ratio**                             --%       --%   --%    --%
Total return***                                     3.61%    12.68%   --%    --%

AIM V.I. INTERNATIONAL GROWTH****
Units                                            121,624        --    --     --
Unit value                                      $  11.61   $    --   $--    $--
Net assets (000s)                               $  1,412   $    --   $--    $--
Ratio of expenses to net assets*                    0.75%       --%   --%    --%
Investment income ratio**                           0.87%       --%   --%    --%
Total return***                                    16.10%       --%   --%    --%

AIM V.I. MID CAP CORE EQUITY
Units                                            110,873    33,968    --     --
Unit value                                      $  13.41   $ 12.26   $--    $--
Net assets (000s)                               $  1,487   $   417   $--    $--
Ratio of expenses to net assets*                    0.75%     0.75%   --%    --%
Investment income ratio**(1)                        0.03%       --%   --%    --%
Total return***                                     9.38%    15.12%   --%    --%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

            SUBACCOUNT                           2004       2003     2002   2001
            ----------                         --------   --------   ----   ----
AIM V.I. REAL ESTATE
Units                                           460,520    111,342    --     --
Unit value                                     $  16.85   $  12.81   $--    $--
Net assets (000s)                              $  7,758   $  1,426   $--    $--
Ratio of expenses to net assets*                   0.75%      0.75%   --%    --%
Investment income ratio**                          1.12%      2.88%   --%    --%
Total return***                                   31.54%     21.42%   --%    --%

AMERICAN CENTURY VP ULTRA
Units                                           271,402     61,800    --     --
Unit value                                     $  12.33   $  11.57   $--    $--
Net assets (000s)                              $  3,345   $    715   $--    $--
Ratio of expenses to net assets*                   0.75%      0.75%   --%    --%
Investment income ratio**                            --%        --%   --%    --%
Total return***                                    6.57%     15.35%   --%    --%

AMERICAN CENTURY VP VALUE
Units                                           260,569      3,285    --     --
Unit value                                     $  13.50   $  12.28   $--    $--
Net assets (000s)                              $  3,518   $    409   $--    $--
Ratio of expenses to net assets*                   0.75%      0.75%   --%    --%
Investment income ratio**                          0.25%        --%   --%    --%
Total return***                                    9.93%     16.51%   --%    --%

DREYFUS IP TECHNOLOGY GROWTH****
Units                                            36,497         --    --     --
Unit value                                     $  10.15   $     --   $--    $--
Net assets (000s)                              $    371   $     --   $--    $--
Ratio of expenses to net assets*                   0.75%        --%   --%    --%
Investment income ratio**                            --%        --%   --%    --%
Total return***                                    1.50%        --%   --%    --%

DREYFUS VIF INTERNATIONAL VALUE****
Units                                           706,250         --    --     --
Unit value                                     $  11.25   $     --   $--    $--
Net assets (000s)                              $  7,943   $     --   $--    $--
Ratio of expenses to net assets*                   0.75%        --%   --%    --%
Investment income ratio**                          1.41%        --%   --%    --%
Total return***                                   12.50%        --%   --%    --%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

            SUBACCOUNT                          2004        2003     2002   2001
            ----------                       ----------   --------   ----   ----
OPPENHEIMER MAIN STREET SMALL CAP
Units                                           154,844     34,851    --     --
Unit value                                   $    15.59   $  13.58   $--    $--
Net assets (000s)                            $    2,415   $    473   $--    $--
Ratio of expenses to net assets*                   0.75%      0.75%   --%    --%
Investment income ratio**                            --%        --%   --%    --%
Total return***                                   14.80%     29.83%   --%    --%

PIMCO VIT ALL ASSET
Units                                           389,040     91,895    --     --
Unit value                                   $    11.60   $  10.81   $--    $--
Net assets (000s)                            $    4,514   $    993   $--    $--
Ratio of expenses to net assets*                   0.75%      0.75%   --%    --%
Investment income ratio**                          4.58%      4.13%   --%    --%
Total return***                                    7.31%      2.95%   --%    --%

PIMCO VIT LOW DURATION
Units                                         1,136,486    778,084    --     --
Unit value                                   $     9.64   $   9.83   $--    $--
Net assets (000s)                            $   10,981   $  7,652   $--    $--
Ratio of expenses to net assets*                   0.75%      0.75%   --%    --%
Investment income ratio**                          1.28%      0.75%   --%    --%
Total return***                                   (1.93)%    (2.29)%  --%    --%

PIMCO VIT REAL RETURN
Units                                         1,308,272    394,954    --     --
Unit value                                   $    10.91   $  10.40   $--    $--
Net assets (000s)                            $   14,296   $  4,107   $--    $--
Ratio of expenses to net assets*                   0.75%      0.75%   --%    --%
Investment income ratio**                          0.99%      0.38%   --%    --%
Total return***                                    4.90%      0.68%   --%    --%

RYDEX VT SECTOR ROTATION
Units                                           217,441     91,053    --     --
Unit value                                   $    13.05   $  12.24   $--    $--
Net assets (000s)                            $    2,839   $  1,115   $--    $--
Ratio of expenses to net assets*                   0.75%      0.75%   --%    --%
Investment income ratio**                            --%        --%   --%    --%
Total return***                                    6.62%     17.81%   --%    --%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                 2004         2003          2002         2001
           ----------              ----------   ----------    ----------    --------
SBL ALPHA OPPORTUNITY
Units                                 306,334       68,970            --          --
Unit value                         $    12.56   $    11.58    $       --    $     --
Net assets (000s)                  $    3,847   $      799    $       --    $     --
Ratio of expenses to net assets*         0.75%        0.75%           --%         --%
Investment income ratio**                  --%          --%           --%         --%
Total return***                          8.46%       16.62%           --%         --%

SBL DIVERSIFIED INCOME
Units                               1,781,038    1,281,255     1,143,363     416,745
Unit value                         $    11.39   $    11.39    $    11.46    $  10.89
Net assets (000s)                  $   20,288   $   14,583    $   13,092    $  4,535
Ratio of expenses to net assets*         0.75%        0.75%         0.75%       0.75%
Investment income ratio**                0.95%       10.10%         3.37%         --%
Total return***                            --%       (0.61)%        5.23%       2.35%

SBL ENHANCED INDEX
Units                                 819,933      577,687       237,774     192,600
Unit value                         $     7.06   $     6.67    $     5.42    $   7.31
Net assets (000s)                  $    5,782   $    3,850    $    1,287    $  1,406
Ratio of expenses to net assets*         0.75%        0.75%         0.75%       0.75%
Investment income ratio**                0.09%        0.95%         1.42%         --%
Total return***                          5.85%       23.06%       (25.85)%    (13.70)%

SBL EQUITY
Units                                 810,045      758,144       544,857     176,676
Unit value                         $     6.55   $     6.30    $     5.38    $   7.36
Net assets (000s)                  $    5,301   $    4,772    $    2,925    $  1,298
Ratio of expenses to net assets*         0.75%        0.75%         0.75%       0.75%
Investment income ratio**                0.11%        0.69%         0.96%       0.01%
Total return***                          3.97%       17.10%       (26.90)%    (12.38)%

SBL EQUITY INCOME
Units                               1,944,876    1,161,217       803,419     287,273
Unit value                         $    12.05   $    10.93    $     9.06    $  10.87
Net assets (000s)                  $   23,441   $   12,687    $    7,275    $  3,121
Ratio of expenses to net assets*         0.75%        0.75%         0.75%       0.75%
Investment income ratio**                0.16%        1.46%         2.91%         --%
Total return***                         10.25%       20.64%       (16.65)%     (1.98)%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                  2004           2003         2002        2001
           ----------               ----------     ----------   ---------    --------
SBL GLOBAL
Units                                2,679,337      2,234,390    900,881     242,048
Unit value                          $     9.23     $     8.07   $   5.84    $   7.84
Net assets (000s)                   $   24,732     $   18,023   $  5,256    $  1,897
Ratio of expenses to net assets*          0.75%          0.75%      0.75%       0.75%
Investment income ratio**                   --%          0.30%      0.20%         --%
Total return***                          14.37%         38.18%    (25.51)%    (13.75)%

SBL HIGH YIELD
Units                                  703,478        627,384    301,751      47,057
Unit value                          $    22.43     $    20.87   $  17.80    $  18.41
Net assets (000s)                   $   15,784     $   13,091   $  5,370    $    866
Ratio of expenses to net assets*          0.75%          0.75%      0.75%       0.75%
Investment income ratio**                 0.63%          7.45%      9.46%      17.68%
Total return***                           7.47%         17.25%     (3.31)%      0.22%

SBL LARGE CAP GROWTH
Units                                1,314,055      1,475,898    829,448     180,104
Unit value                          $     5.28     $     5.31   $   4.44    $   6.33
Net assets (000s)                   $    6,935     $    7,828   $  3,685    $  1,139
Ratio of expenses to net assets*          0.75%          0.75%      0.75%       0.75%
Investment income ratio**                   --%            --%        --%         --%
Total return***                          (0.56)%        19.59%    (29.86)%    (14.34)%

SBL LARGE CAP VALUE
Units                                1,385,522        931,853    610,851     343,404
Unit value                          $     8.70     $     8.16   $   6.57    $   9.00
Net assets (000s)                   $   12,064     $    7,603   $  4,018    $  3,092
Ratio of expenses to net assets*          0.75%          0.75%      0.75%       0.75%
Investment income ratio**                 0.06%          1.04%      1.99%       0.01%
Total return***                           6.62%         24.20%    (27.00)%     (7.88)%

SBL MAIN STREET GROWTH AND INCOME
Units                                  759,040        602,361    355,261     142,304
Unit value                          $    15.06     $    14.38   $  11.82    $  15.21
Net assets (000s)                   $   11,426     $    8,659   $  4,199    $  2,164
Ratio of expenses to net assets*          0.75%          0.75%      0.75%       0.75%
Investment income ratio**                 0.04%          0.47%      0.55%       0.24%
Total return***                           4.73%         21.66%    (22.29)%    (10.79)%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                 2004         2003         2002         2001
           ----------              ----------   ----------   ----------    --------
SBL MANAGED ASSET ALLOCATION
Units                                 892,862      554,165      252,528     103,760
Unit value                         $     9.68   $     9.07   $     7.60    $   8.74
Net assets (000s)                  $    8,643   $    5,030   $    1,921    $    907
Ratio of expenses to net assets*         0.75%        0.75%        0.75%       0.75%
Investment income ratio**                0.57%        2.10%        4.61%         --%
Total return***                          6.73%       19.34%      (13.04)%     (7.71)%

SBL MID CAP GROWTH
Units                               2,056,381    1,569,313    1,093,762     364,122
Unit value                         $     9.05   $     8.53   $     5.67    $   8.34
Net assets (000s)                  $   18,609   $   13,389   $    6,199    $  3,037
Ratio of expenses to net assets*         0.75%        0.75%        0.75%       0.75%
Investment income ratio**                  --%          --%          --%         --%
Total return***                          6.10%       50.44%      (32.01)%    (13.84)%

SBL MID CAP VALUE
Units                               1,847,663    1,135,916      798,428     292,715
Unit value                         $    18.28   $    14.95   $    10.06    $  12.16
Net assets (000s)                  $   33,781   $   16,981   $    8,033    $  3,559
Ratio of expenses to net assets*         0.75%        0.75%        0.75%       0.75%
Investment income ratio**                0.03%        0.30%        0.98%         --%
Total return***                         22.27%       48.61%      (17.27)%      9.25%

SBL MONEY MARKET
Units                                 909,010    1,177,714      982,287     401,703
Unit value                         $     9.27   $     9.56   $     9.87    $  10.13
Net assets (000s)                  $    8,431   $   11,228   $    9,667    $  4,057
Ratio of expenses to net assets*         0.75%        0.75%        0.75%       0.75%
Investment income ratio**                0.05%        0.91%        3.57%       0.07%
Total return***                         (3.03)%      (3.14)%      (2.57)%      (.30)%

SBL SELECT 25
Units                                 405,968      314,857      185,009     133,791
Unit value                         $     6.44   $     5.99   $     5.28    $   7.47
Net assets (000s)                  $    2,611   $    1,883   $      975    $    997
Ratio of expenses to net assets*         0.75%        0.75%        0.75%       0.75%
Investment income ratio**                  --%          --%          --%         --%
Total return***                          7.51%       13.45%      (29.32)%    (10.00)%

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                 2004         2003         2002         2001
           ----------              ----------   ----------   ----------    --------
SBL SMALL CAP GROWTH
Units                               1,453,650    1,037,908    652,170       234,506
Unit value                         $     6.49   $     5.75   $   3.82      $   5.40
Net assets (000s)                  $    9,434   $    5,980   $  2,495      $  1,268
Ratio of expenses to net assets*         0.75%        0.75%      0.75%         0.75%
Investment income ratio**                  --%          --%        --%           --%
Total return***                         12.87%       50.52%    (29.26)%      (24.37)%

SBL SMALL CAP VALUE
Units                                 757,314      506,024    319,542       164,868
Unit value                         $    18.58   $    16.02   $  11.03      $  12.30
Net assets (000s)                  $   14,068   $    8,113   $  3,526      $  2,028
Ratio of expenses to net assets*         0.75%        0.75%      0.75%         0.75%
Investment income ratio**                  --%          --%        --%           --%
Total return***                         15.98%       45.24%    (10.33)%       19.53%

SBL SOCIAL AWARENESS
Units                                 338,586      266,498    209,531        65,355
Unit value                         $     6.29   $     6.21   $   5.20      $   6.92
Net assets (000s)                  $    2,131   $    1,654   $  1,089      $    451
Ratio of expenses to net assets*         0.75%        0.75%      0.75%         0.75%
Investment income ratio**                0.06%        0.53%      0.60%           --%
Total return***                          1.29%       19.42%    (24.86)%      (13.72)%

* These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** This is activity for the period from May 1, 2004 (inception date) to December 31, 2004.

(1) The net investment income is less than $1,000, so the value is not reported in the statement of operations, but is used in the calculation of investment income ratio.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                              Financial Statements

                          Year ended December 31, 2004

                                    CONTENTS

Report of Independent Registered Public Accounting Firm....................    1

Audited Financial Statements

Statements of Net Assets...................................................    3
Statements of Operations...................................................    7
Statements of Changes in Net Assets........................................   11
Notes to Financial Statements..............................................   18

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                            Statements of Net Assets
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                           AIM V.I.      AIM V.I.      AIM V.I.    AIM V.I.    AMERICAN    AMERICAN   DREYFUS IP
                               AIM V.I.     HEALTH    INTERNATIONAL    MID CAP       REAL     CENTURY VP  CENTURY VP  TECHNOLOGY
                             BASIC VALUE   SCIENCES       GROWTH     CORE EQUITY    ESTATE       ULTRA       ULTRA      GROWTH
                              SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                             -----------  ----------  -------------  -----------  ----------  ----------  ----------  ----------
Assets:
   Mutual funds, at market     $6,513.0     $ 278.5      $5,667.1      $ 167.5     $2,699.2    $9,459.4   $  9,543.2    $  3.0
   value                       --------     -------      --------      -------     --------    --------   ----------    ------
Total assets                    6,513.0       278.5       5,667.1        167.5      2,699.2     9,459.4      9,543.2       3.0
                               --------     -------      --------      -------     --------    --------   ----------    ------
Net assets                     $6,513.0     $ 278.5      $5,667.1      $ 167.5     $2,699.2    $9,459.4   $  9,543.2    $  3.0
                               ========     =======      ========      =======     ========    ========   ==========    ======

Units outstanding               482,437      23,325       490,166       12,624      161,870     775,279      714,068       299

Unit value                     $  13.50     $ 11.94      $  11.56      $ 13.28     $  16.68    $  12.20   $    13.37    $10.11

Mutual funds, at cost          $6,021.6     $ 262.6      $5,000.4      $ 156.3     $2,257.8    $8,657.4   $  8,625.8    $  3.0
Mutual fund shares              553,824      14,734       288,401       12,848      141,099     933,802    1,091,904       350

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                             Dreyfus VIF    Evolution   Evolution  Oppenheimer     PIMCO       PIMCO       PIMCO     Rydex VT
                            International    Managed     Managed   Main Street    VIT All     VIT Low    VIT Real     Sector
                                Value         Bond       Equity     Small Cap      Asset     Duration     Return     Rotation
                              Subaccount   Subaccount  Subaccount   Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                            -------------  ----------  ----------  -----------  ----------  ----------  ----------  ----------
Assets:
   Mutual funds, at market
   value                       $4,971.2      $ 753.4    $1,044.1     $4,020.6     $ 151.5   $ 10,649.5   $2,171.7    $1,492.0
                               --------      -------    --------     --------     -------   ----------   --------    --------
Total assets                    4,971.2        753.4     1,044.1      4,020.6       151.5     10,649.5    2,171.7     1,492.0
                               --------      -------    --------     --------     -------   ----------   --------    --------
Net assets                     $4,971.2      $ 753.4    $1,044.1     $4,020.6     $ 151.5   $ 10,649.5   $2,171.7    $1,492.0
                               ========      =======    ========     ========     =======   ==========   ========    ========

Units outstanding               443,735       74,722     102,089      260,470      13,198    1,113,994    200,767     115,452

Unit value                     $  11.20      $ 10.08    $  10.23     $  15.44     $ 11.49   $     9.55   $  10.80    $  12.92

Mutual funds, at cost          $4,619.2      $ 733.2    $  992.9     $3,593.6     $ 142.2   $ 10,658.1   $2,138.4    $1,381.1
Mutual fund shares              313,440       36,291      49,576      251,761      13,042    1,003,931    168,086     133,691

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                      SBL          SBL          SBL                     SBL                                 SBL
                                     ALPHA     DIVERSIFIED   ENHANCED       SBL       EQUITY        SBL         SBL      LARGE CAP
                                  OPPORTUNITY    INCOME        INDEX      EQUITY      INCOME      GLOBAL    HIGH YIELD    GROWTH
                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Assets:
   Mutual funds, at market value    $ 189.2     $ 13,876.2   $1,170.8    $2,833.7    $2,889.9    $4,586.4    $7,755.1    $5,332.3
                                    -------     ----------   --------    --------    --------    --------    --------    --------
Total assets                          189.2       13,876.2    1,170.8     2,833.7     2,889.9     4,586.4     7,755.1     5,332.3
                                    -------     ----------   --------    --------    --------    --------    --------    --------
Net assets                          $ 189.2     $ 13,876.2   $1,170.8    $2,833.7    $2,889.9    $4,586.4    $7,755.1    $5,332.3
                                    =======     ==========   ========    ========    ========    ========    ========    ========
Units outstanding                    15,207      1,341,795    121,648     317,502     272,765     396,190     662,871     617,257
Unit value                          $ 12.44     $    10.34   $   9.63    $   8.93    $  10.59    $  11.58    $  11.70    $   8.64
Mutual funds, at cost               $ 186.5     $ 13,777.2   $1,103.1    $2,591.9    $2,682.6    $3,930.7    $7,201.1    $5,054.3
Mutual fund shares                   16,356      1,221,498    128,376     129,216     156,721     553,916     476,358     846,394

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                                    SBL           SBL
                                       SBL      MAIN STREET     MANAGED        SBL          SBL
                                    LARGE CAP   GROWTH AND       ASSET       MID CAP      MID CAP
                                      VALUE       INCOME      ALLOCATION     GROWTH        VALUE
                                   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   ----------   -----------   ----------   ----------   ----------
Assets:
   Mutual funds, at market value     $ 622.5      $ 875.4       $ 377.7     $3,653.2     $4,291.8
                                     -------      -------       -------     --------     --------
Total assets                           622.5        875.4         377.7      3,653.2      4,291.8
                                     -------      -------       -------     --------     --------
Net assets                           $ 622.5      $ 875.4       $ 377.7     $3,653.2     $4,291.8
                                     =======      =======       =======     ========     ========
Units outstanding                     63,353       89,790        34,605      340,357      310,662
Unit value                           $  9.83      $  9.75       $ 10.92     $  10.73     $  13.82
Mutual funds, at cost                $ 573.0      $ 791.1       $ 350.2     $3,214.3     $3,635.6
Mutual fund shares                    31,790       98,354        23,817      132,220      122,272

                                       SBL                       SBL          SBL
                                      MONEY         SBL       SMALL CAP    SMALL CAP
                                     MARKET      SELECT 25     GROWTH        VALUE
                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   ----------   ----------   ----------   ----------
Assets:
   Mutual funds, at market value    $5,897.9      $ 50.3      $2,042.9      $ 475.2
                                    --------      ------      --------      -------
Total assets                         5,897.9        50.3       2,042.9        475.2
                                    --------      ------      --------      -------
Net assets                          $5,897.9      $ 50.3      $2,042.9      $ 475.2
                                    ========      ======      ========      =======
Units outstanding                    652,481       5,798       163,559       34,576
Unit value                          $   9.04      $ 8.67      $  12.49      $ 13.74
Mutual funds, at cost               $5,888.2      $ 46.8      $1,812.3      $ 407.1
Mutual fund shares                   496,875       5,572       119,819       23,606

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                            Statements of Operations
                                 (In Thousands)

                          Year Ended December 31, 2004

                                                           AIM V.I.     AIM V.I.      AIM V.I.       AIM V.I.
                                                             BASIC       HEALTH     INTERNATIONAL     MID CAP
                                                             VALUE      SCIENCES       GROWTH       CORE EQUITY
                                                          SUBACCOUNT   SUBACCOUNT    SUBACCOUNT*    SUBACCOUNT
                                                          ----------   ----------   -------------   -----------
Net investment income (loss):
   Dividend distributions                                   $   --       $  --         $ 24.9          $  --
   Expenses:
      Mortality and expense risk fee                         (39.6)       (2.6)         (22.0)          (2.6)
      Administrative fee                                      (5.0)       (0.3)          (2.8)          (0.3)
                                                            ------       -----         ------          -----
Net investment income (loss)                                 (44.6)       (2.9)           0.1           (2.9)
Net realized and unrealized gain (loss) on investments:
      Capital gains distributions                               --          --             --            7.3
      Realized gain (loss) on sales of fund shares             4.7        (0.2)           3.4           13.8
      Change in unrealized appreciation/depreciation on
         investments during the period                       470.3        12.9          666.7           10.9
                                                            ------       -----         ------          -----
Net realized and unrealized gain (loss) on investments       475.0        12.7          670.1           32.0
                                                            ------       -----         ------          -----
Net increase (decrease) in net assets
   resulting from operations                                $430.4       $ 9.8         $670.2          $29.1
                                                            ======       =====         ======          =====

                                                           AIM V.I.     AMERICAN     AMERICAN    DREYFUS IP
                                                             REAL      CENTURY VP   CENTURY VP   TECHNOLOGY
                                                            ESTATE        ULTRA        VALUE       GROWTH
                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT*
                                                          ----------   ----------   ----------   -----------
Net investment income (loss):
   Dividend distributions                                   $ 18.6       $   --       $ 26.2       $   --
   Expenses:
      Mortality and expense risk fee                         (15.9)       (61.4)       (65.7)          --
      Administrative fee                                      (2.0)        (8.2)        (8.6)          --
                                                            ------       ------       ------       ------
Net investment income (loss)                                   0.7        (69.6)       (48.1)          --
Net realized and unrealized gain (loss) on investments:
      Capital gains distributions                             40.8           --         24.1           --
      Realized gain (loss) on sales of fund shares            12.2          0.6         48.9         (0.1)
      Change in unrealized appreciation/depreciation on
         investments during the period                       433.5        710.3        765.1           --
                                                            ------       ------       ------       ------
Net realized and unrealized gain (loss) on investments       486.5        710.9        838.1         (0.1)
                                                            ------       ------       ------       ------
Net increase (decrease) in net assets
   resulting from operations                                $487.2       $641.3       $790.0       $ (0.1)
                                                            ======       ======       ======       ======

*    For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                 DREYFUS VIF    EVOLUTION    EVOLUTION   OPPENHEIMER     PIMCO       PIMCO       PIMCO     RYDEX VT
                                INTERNATIONAL    MANAGED      MANAGED    MAIN STREET    VIT ALL     VIT LOW    VIT REAL     SECTOR
                                    VALUE          BOND        EQUITY     SMALL CAP      ASSET     DURATION     RETURN     ROTATION
                                 SUBACCOUNT*   SUBACCOUNT*  SUBACCOUNT*   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                -------------  -----------  -----------  -----------  ----------  ----------  ----------  ----------
Net investment income (loss):
   Dividend distributions          $ 34.4         $  --        $  --       $   --       $ 4.5       $ 81.5      $ 17.1      $   --
   Expenses:
      Mortality and expense
         risk fee                   (19.1)         (3.0)        (3.9)       (30.0)       (1.2)       (71.2)      (19.3)      (12.1)
      Administrative fee             (2.5)         (0.4)        (0.5)        (3.8)       (0.2)        (9.0)       (2.5)       (1.6)
                                   ------         -----        -----       ------       -----       ------      ------      ------
Net investment income (loss)         12.8          (3.4)        (4.4)       (33.8)        3.1          1.3        (4.7)      (13.7)

Net realized and unrealized
   gain (loss) on investments:
      Capital gains
         distributions               66.5            --           --           --         0.2         31.3        66.5          --
      Realized gain (loss) on
         sales of fund shares         2.5           0.1          0.1        121.9        (0.1)         0.8        11.4        (6.3)
      Change in unrealized
         appreciation/
         depreciation on
         investments during
         the period                 352.0          20.2         51.2        416.2         9.0         (7.8)       33.7       109.3
                                   ------         -----        -----       ------       -----       ------      ------      ------
Net realized and unrealized
   gain (loss) on investments       421.0          20.3         51.3        538.1         9.1         24.3       111.6       103.0
                                   ------         -----        -----       ------       -----       ------      ------      ------
Net increase (decrease) in
   net assets resulting from
   operations                      $433.8         $16.9        $46.9       $504.3       $12.2       $ 25.6      $106.9      $ 89.3
                                   ======         =====        =====       ======       =====       ======      ======      ======

*    For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                       SBL          SBL          SBL                    SBL                                  SBL
                                      ALPHA     DIVERSIFIED   ENHANCED       SBL       EQUITY        SBL         SBL      LARGE CAP
                                   OPPORTUNITY     INCOME       INDEX      EQUITY      INCOME      GLOBAL    HIGH YIELD    GROWTH
                                    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                   -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Net investment income (loss):
   Dividend distributions             $  --       $  93.4      $  1.3      $  2.3      $  0.9      $   --      $ 42.4      $   --
   Expenses:
      Mortality and expense
         risk fee                      (1.3)       (103.9)      (12.1)      (22.3)      (10.3)      (46.3)      (58.3)      (32.5)
      Administrative fee               (0.1)        (13.7)       (1.5)       (3.1)       (1.4)       (6.1)       (7.7)       (4.3)
                                      -----       -------      ------      ------      ------      ------      ------      ------
Net investment income (loss)           (1.4)        (24.2)      (12.3)      (23.1)      (10.8)      (52.4)      (23.6)      (36.8)
Net realized and unrealized gain
   (loss) on investments:
      Capital gains distributions      12.1            --          --          --          --          --          --          --
      Realized gain (loss) on
         sales of fund shares          (0.2)        (17.0)       52.9        43.2         3.8       116.7        47.1         9.0
      Change in unrealized
         appreciation/
         depreciation on
         investments during
         the period                     2.7         252.1        64.3       141.2       201.9       451.0       498.5       191.2
                                      -----       -------      ------      ------      ------      ------      ------      ------
Net realized and unrealized gain
   (loss) on investments               14.6         235.1       117.2       184.4       205.7       567.7       545.6       200.2
                                      -----       -------      ------      ------      ------      ------      ------      ------
Net increase (decrease) in net
   assets resulting from
   operations                         $13.2       $ 210.9      $104.9      $161.3      $194.9      $515.3      $522.0      $163.4
                                      =====       =======      ======      ======      ======      ======      ======      ======

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                                   SBL          SBL
                                       SBL     MAIN STREET    MANAGED       SBL         SBL
                                    LARGE CAP    GROWTH &      ASSET      MID CAP     MID CAP
                                      VALUE       INCOME    ALLOCATION    GROWTH       VALUE
                                   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                   ----------  -----------  ----------  ----------  ----------
Net investment income (loss):
   Dividend distributions            $ 0.3       $  0.8       $ 2.0       $   --      $  1.0
   Expenses:
      Mortality and expense
         risk fee                     (5.1)       (16.0)       (3.7)       (27.3)      (34.1)
      Administrative fee              (0.7)        (2.2)       (0.5)        (3.7)       (4.5)
                                     -----       ------       -----       ------      ------
Net investment income (loss)          (5.5)       (17.4)       (2.2)       (31.0)      (37.6)

Net realized and unrealized
   gain (loss) on investments:
      Capital gains distributions       --           --          --           --        89.7
      Realized gain (loss) on
         sales of fund shares         14.2        102.2        12.9         95.1       171.0
      Change in unrealized
         appreciation/
         depreciation on
         investments during
         the period                   28.0        (14.4)       20.6        241.3       509.6
                                     -----       ------       -----       ------      ------
Net realized and unrealized gain
   (loss) on investments              42.2         87.8        33.5        336.4       770.3
                                     -----       ------       -----       ------      ------
Net increase (decrease) in
   net assets resulting from
   operations                        $36.7       $ 70.4       $31.3       $305.4      $732.7
                                     =====       ======       =====       ======      ======

                                       SBL                     SBL         SBL
                                      MONEY        SBL      SMALL CAP   SMALL CAP
                                     MARKET     SELECT 25    GROWTH       VALUE
                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                   ----------  ----------  ----------  ----------
Net investment income (loss):
   Dividend distributions            $  3.0      $  --       $   --      $  --
   Expenses:
      Mortality and expense
         risk fee                     (70.6)      (1.2)       (10.0)      (3.6)
      Administrative fee               (9.0)      (0.1)        (1.3)      (0.5)
                                     ------      -----       ------      -----
Net investment income (loss)          (76.6)      (1.3)       (11.3)      (4.1)

Net realized and unrealized
   gain (loss) on investments:
      Capital gains distributions        --         --           --        2.7
      Realized gain (loss) on
         sales of fund shares          20.6       (7.2)       (19.0)       6.9
      Change in unrealized
         appreciation/
         depreciation on
         investments during
         the period                    17.4        2.8        229.0       57.2
                                     ------      -----       ------      -----
Net realized and unrealized gain
   (loss) on investments               38.0       (4.4)       210.0       66.8
                                     ------      -----       ------      -----
Net increase (decrease) in
   net assets resulting from
   operations                        $(38.6)     $(5.7)      $198.7      $62.7
                                     ======      =====       ======      =====

See accompanying notes.

                         Variable Annuity Account XIV -
                        Advance Designs Variable Annuity

                       Statements of Changes in Net Assets
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                                    AIM V.I.        AIM V.I.
                                                                   AIM V.I.      INTERNATIONAL       MID CAP           AIM V.I.
                                             AIM V.I. BASIC    HEALTH SCIENCES       GROWTH        CORE EQUITY       REAL ESTATE
                                            VALUE SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT         SUBACCOUNT
                                           -----------------   ---------------   -------------   --------------   -----------------
                                             2004      2003*    2004    2003*        2004**       2004    2003*     2004      2003*
                                           --------   ------   ------   -----    -------------   ------   -----   --------   ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)         $  (44.6)  $ (0.4)    (2.9)  $(0.1)     $    0.1      $ (2.9)  $  --   $    0.7   $  2.5
      Capital gains distributions                --       --       --      --            --         7.3      --       40.8       --
      Realized gain (loss) on sales of
         fund shares                            4.7       --     (0.2)     --           3.4        13.8      --       12.2       --
      Change in unrealized appreciation/
         depreciation on investments
         during the period                    470.3     21.1     12.9     3.0         666.7        10.9     0.3      433.5      7.9
                                           --------   ------   ------   -----      --------      ------   -----   --------   ------
   Net increase (decrease) in net assets
      from operations                         430.4     20.7      9.8     2.9         670.2        29.1     0.3      487.2     10.4

   From contractholder transactions:
      Variable annuity deposits               849.9     31.2    165.6    75.7         342.9       156.6    10.5      393.3    163.6
      Contractholder maintenance charges      (25.2)    (0.1)    (2.1)     --         (14.9)       (2.5)     --      (10.0)    (0.1)
      Terminations and withdrawals           (208.4)      --     (7.1)   (0.4)       (113.7)      (25.6)     --      (90.6)      --
      Transfers between subaccounts, net    4,993.0    421.5     33.5     0.6       4,782.6        (0.9)     --    1,630.2    115.2
                                           --------   ------   ------   -----      --------      ------   -----   --------   ------
   Net increase (decrease) in net assets
      from contractholder transactions      5,609.3    452.6    189.9    75.9       4,996.9       127.6    10.5    1,922.9    278.7
                                           --------   ------   ------   -----      --------      ------   -----   --------   ------
Net increase (decrease) in net assets       6,039.7    473.3    199.7    78.8       5,667.1       156.7    10.8    2,410.1    289.1
Net assets at beginning of period             473.3       --     78.8      --            --        10.8      --      289.1       --
                                           --------   ------   ------   -----      --------      ------   -----   --------   ------
Net assets at end of period                $6,513.0   $473.3   $278.5   $78.8      $5,667.1      $167.5    10.8   $2,699.2   $289.1
                                           ========   ======   ======   =====      ========      ======   =====   ========   ======

*    For the period from July 7, 2003 (inception date) to December 31, 2003.

**   For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                                 DREYFUS IP  DREYFUS VIF   EVOLUTION  EVOLUTION
                                          AMERICAN CENTURY    AMERICAN CENTURY   TECHNOLOGY INTERNATIONAL   MANAGED    MANAGED
                                              VP ULTRA            VP VALUE         GROWTH       VALUE        BOND      EQUITY
                                             SUBACCOUNT          SUBACCOUNT      SUBACCOUNT   SUBACCOUNT  SUBACCOUNT SUBACCOUNT
                                         ------------------  ------------------  ---------- ------------- ---------- ----------
                                           2004      2003*     2004      2003*     2004**       2004**      2004**     2004**
                                         --------  --------  --------  --------  ---------- ------------- ---------- ----------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)       $  (69.6) $   (5.2) $  (48.1) $   (5.7)   $  --      $   12.8      $ (3.4)   $   (4.4)
      Capital gains distributions              --        --      24.1        --       --          66.5          --          --
      Realized gain (loss) on sales of
         fund shares                          0.6       0.2      48.9       3.1     (0.1)          2.5         0.1         0.1
      Change in unrealized appreciation/
         depreciation on investments
         during the period                  710.3      91.7     765.1     152.3       --         352.0        20.2        51.2
                                         --------  --------  --------  --------    -----      --------      ------    --------
   Net increase (decrease) in net assets
      from operations                       641.3      86.7     790.0     149.7     (0.1)        433.8        16.9        46.9

   From contractholder transactions:
      Variable annuity deposits           2,834.5     512.2   2,474.3     519.8       --         312.6       279.0       293.8
      Contractholder maintenance charges    (36.2)     (2.3)    (39.0)     (2.7)      --         (12.8)       (0.6)       (0.9)
      Terminations and withdrawals         (392.7)     (6.9)   (509.9)    (11.6)      --         (95.2)      (11.6)      (10.5)
      Transfers between subaccounts, net  4,759.0   1,063.8   5,211.6     961.0      3.1       4,332.8       469.7       714.8
                                         --------  --------  --------  --------    -----      --------      ------    --------
   Net increase (decrease) in net assets
      from contractholder transactions    7,164.6   1,566.8   7,137.0   1,466.5      3.1       4,537.4       736.5       997.2
                                         --------  --------  --------  --------    -----      --------      ------    --------
Net increase (decrease) in net assets     7,805.9   1,653.5   7,927.0   1,616.2      3.0       4,971.2       753.4     1,044.1
Net assets at beginning of period         1,653.5        --   1,616.2        --       --            --          --          --
                                         --------  --------  --------  --------    -----      --------      ------    --------
Net assets at end of period              $9,459.4  $1,653.5  $9,543.2  $1,616.2    $ 3.0      $4,971.2      $753.4    $1,044.1
                                         ========  ========  ========  ========    =====      ========      ======    ========

*    For the period from July 7, 2003 (inception date) to December 31, 2003.

**   For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                          OPPENHEIMER MAIN    PIMCO VIT         PIMCO VIT          PIMCO VIT         RYDEX VT
                                          STREET SMALL CAP    ALL ASSET        LOW DURATION       REAL RETURN    SECTOR ROTATION
                                          VALUE SUBACCOUNT    SUBACCOUNT        SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                          ----------------  -------------  -------------------  ---------------  ---------------
                                            2004     2003*   2004   2003*     2004      2003*     2004    2003*    2004    2003*
                                          --------  ------  ------  -----  ---------  --------  --------  -----  --------  -----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)        $  (33.8) $ (0.3) $  3.1  $ 0.4  $     1.3  $   (0.4) $   (4.7) $  --  $  (13.7) $  --
      Capital gains distributions               --      --     0.2     --       31.3       1.2      66.5    0.9        --     --
      Realized gain (loss) on sales of
         fund shares                         121.9      --    (0.1)    --        0.8        --      11.4     --      (6.3)    --
      Change in unrealized appreciation/
         depreciation on investments
         during the period                   416.2    10.8     9.0    0.3       (7.8)     (0.8)     33.7   (0.4)    109.3    1.6
                                          --------  ------  ------  -----  ---------  --------  --------  -----  --------  -----
   Net increase (decrease) in net assets
      from operations                        504.3    10.5    12.2    0.7       25.6        --     106.9    0.5      89.3    1.6

   From contractholder transactions:
      Variable annuity deposits              334.0     4.3   131.9   23.2    1,101.6     704.7   1,760.3   56.1   1,355.6   59.8
      Contractholder maintenance charges     (14.2)   (0.1)   (1.0)    --      (45.9)     (0.9)    (12.9)    --      (9.6)    --
      Terminations and withdrawals          (195.1)   (0.1)  (11.6)    --     (456.4)     (5.0)   (373.7)  (0.4)    (97.5)  (0.4)
      Transfers between subaccounts, net   3,024.6   352.4    (3.9)    --    8,541.3     784.5     621.4   13.5      92.1    1.1
                                          --------  ------  ------  -----  ---------  --------  --------  -----  --------  -----
   Net increase (decrease) in net assets
      from contractholder transactions     3,149.3   356.5   115.4   23.2    9,140.6   1,483.3   1,995.1   69.2   1,340.6   60.5
                                          --------  ------  ------  -----  ---------  --------  --------  -----  --------  -----
Net increase (decrease) in net assets      3,653.6   367.0   127.6   23.9    9,166.2   1,483.3   2,102.0   69.7   1,429.9   62.1
Net assets at beginning of period            367.0      --    23.9     --    1,483.3        --      69.7     --      62.1     --
                                          --------  ------  ------  -----  ---------  --------  --------  -----  --------  -----
Net assets at end of period               $4,020.6  $367.0  $151.5  $23.9  $10,649.5  $1,483.3  $2,171.7  $69.7  $1,492.0  $62.1
                                          ========  ======  ======  =====  =========  ========  ========  =====  ========  =====

*    For the period from July 7, 2003 (inception date) to December 31, 2003.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                       SBL ALPHA
                                                      OPPORTUNITY       SBL DIVERSIFIED        SBL ENHANCED
                                                       SUBACCOUNT      INCOME SUBACCOUNT      INDEX SUBACCOUNT
                                                     --------------   --------------------   ------------------
                                                      2004    2003*      2004       2003       2004      2003
                                                     ------   -----   ---------   --------   --------   -------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                   $ (1.4)   $ --   $   (24.2)  $  185.3   $  (12.3)   $ 0.6
      Capital gains distributions                      12.1      --          --         --         --       --
      Realized gain (loss) on sales of fund shares     (0.2)     --       (17.0)       4.5       52.9      0.1
      Change in unrealized appreciation/
         depreciation on investments
         during the period                              2.7      --       252.1     (165.6)      64.3      3.4
                                                     ------    ----   ---------   --------   --------    -----
   Net increase (decrease) in net assets from
      operations                                       13.2      --       210.9       24.2      104.9      4.1

   From contractholder transactions:
      Variable annuity deposits                       180.9     2.0     4,735.9    1,581.2      442.2     87.2
      Contractholder maintenance charges               (0.9)     --       (60.1)      (7.8)      (4.1)      --
      Terminations and withdrawals                     (3.5)     --    (1,096.2)     (49.8)     (96.7)    (3.4)
      Transfers between subaccounts, net               (2.5)     --     7,148.6      879.7      630.9      5.7
                                                     ------    ----   ---------   --------   --------    -----
   Net increase (decrease) in net assets from
      contractholder transactions                     174.0     2.0    10,728.2    2,403.3      972.3     89.5
                                                     ------    ----   ---------   --------   --------    -----
Net increase (decrease) in net assets                 187.2     2.0    10,939.1    2,427.5    1,077.2     93.6
Net assets at beginning of period                       2.0      --     2,937.1      509.6       93.6       --
                                                     ------    ----   ---------   --------   --------    -----
Net assets at end of period                          $189.2    $2.0   $13,876.2   $2,937.1   $1,170.8    $93.6
                                                     ======    ====   =========   ========   ========    =====

                                                         SBL EQUITY            SBL EQUITY
                                                         SUBACCOUNT        INCOME SUBACCOUNT
                                                     -------------------   -----------------
                                                       2004       2003       2004      2003
                                                     --------   --------   --------   ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                   $  (23.1)  $   (3.1)  $  (10.8)  $  1.0
      Capital gains distributions                          --         --         --       --
      Realized gain (loss) on sales of fund shares       43.2       26.3        3.8       --
      Change in unrealized appreciation/
         depreciation on investments
         during the period                              141.2      107.4      201.9      5.4
                                                     --------   --------   --------   ------
   Net increase (decrease) in net assets from
      operations                                        161.3      130.6      194.9      6.4

   From contractholder transactions:
      Variable annuity deposits                       1,567.4      813.7      531.3     81.5
      Contractholder maintenance charges                (12.0)      (4.2)      (6.6)      --
      Terminations and withdrawals                     (188.2)     (20.5)     (51.6)    (0.6)
      Transfers between subaccounts, net                283.2     (142.2)   2,111.4     23.2
                                                     --------   --------   --------   ------
   Net increase (decrease) in net assets from
      contractholder transactions                     1,650.4      646.8    2,584.5    104.1
                                                     --------   --------   --------   ------
Net increase (decrease) in net assets                 1,811.7      777.4    2,779.4    110.5
Net assets at beginning of period                     1,022.0      244.6      110.5       --
                                                     --------   --------   --------   ------
Net assets at end of period                          $2,833.7   $1,022.0   $2,889.9   $110.5
                                                     ========   ========   ========   ======

*    For the period from May 1, 2003 (inception date) to December 31, 2003.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                             SBL                   SBL                  SBL
                                                            GLOBAL              HIGH YIELD           LARGE CAP
                                                          SUBACCOUNT            SUBACCOUNT       GROWTH SUBACCOUNT
                                                     -------------------   -------------------   -----------------
                                                       2004       2003       2004       2003       2004      2003
                                                     --------   --------   --------   --------   --------   ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                   $  (52.4)  $   (3.4)  $  (23.6)  $   73.5   $  (36.8)  $ (6.6)
      Capital gains distributions                          --         --         --         --         --       --
      Realized gain (loss) on sales of fund shares      116.7        4.0       47.1        2.5        9.0     25.6
      Change in unrealized appreciation/
         depreciation on investments
         during the period                              451.0      206.0      498.5       55.4      191.2     90.7
                                                     --------   --------   --------   --------   --------   ------
   Net increase (decrease) in net
      assets from operations                            515.3      206.6      522.0      131.4      163.4    109.7

   From contractholder transactions:
      Variable annuity deposits                       2,438.1      566.0    3,113.2      925.5    1,847.5    618.8
      Contractholder maintenance charges                (24.2)      (2.9)     (33.0)      (4.7)     (19.2)    (3.1)
      Terminations and withdrawals                     (245.9)     (11.1)    (570.1)     (28.2)    (226.9)   (16.1)
      Transfers between subaccounts, net                382.2      642.4    3,110.1      317.0    2,630.4     15.5
                                                     --------   --------   --------   --------   --------   ------
   Net increase (decrease) in net assets from
      contractholder transactions                     2,550.2    1,194.4    5,620.2    1,209.6    4,231.8    615.1
                                                     --------   --------   --------   --------   --------   ------
Net increase (decrease) in net assets                 3,065.5    1,401.0    6,142.2    1,341.0    4,395.2    724.8
Net assets at beginning of period                     1,520.9      119.9    1,612.9      271.9      937.1    212.3
                                                     --------   --------   --------   --------   --------   ------
Net assets at end of period                          $4,586.4   $1,520.9   $7,755.1   $1,612.9   $5,332.3   $937.1
                                                     ========   ========   ========   ========   ========   ======

                                                                                SBL
                                                                            MAIN STREET
                                                           SBL               GROWTH AND
                                                        LARGE CAP             INCOME
                                                     VALUE SUBACCOUNT       SUBACCOUNT
                                                     ----------------   ------------------
                                                      2004      2003      2004      2003
                                                     ------   -------   ---------   ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                   $ (5.5)  $  (1.8)  $   (17.4)  $ (2.3)
      Capital gains distributions                        --        --          --       --
      Realized gain (loss) on sales of fund shares     14.2      44.0       102.2      1.4
      Change in unrealized appreciation/
         depreciation on investments
         during the period                             28.0      26.0       (14.4)   101.9
                                                     ------   -------   ---------   ------
   Net increase (decrease) in net
      assets from operations                           36.7      68.2        70.4    101.0

   From contractholder transactions:
      Variable annuity deposits                       322.2     364.0     1,447.9    542.3
      Contractholder maintenance charges               (3.4)     (1.6)       (8.4)    (2.5)
      Terminations and withdrawals                    (31.9)    (11.3)     (110.7)   (11.9)
      Transfers between subaccounts, net               60.6    (384.9)   (1,371.3)   102.1
                                                     ------   -------   ---------   ------
   Net increase (decrease) in net assets from
      contractholder transactions                     347.5     (33.8)      (42.5)   630.0
                                                     ------   -------   ---------   ------
Net increase (decrease) in net assets                 384.2      34.4        27.9    731.0
Net assets at beginning of period                     238.3     203.9       847.5    116.5
                                                     ------   -------   ---------   ------
Net assets at end of period                          $622.5   $ 238.3   $   875.4   $847.5
                                                     ======   =======   =========   ======

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                        SBL MANAGED              SBL                   SBL
                                                     ASSET ALLOCATION          MID CAP           MID CAP VALUE
                                                         SUBACCOUNT       GROWTH SUBACCOUNT        SUBACCOUNT
                                                     -----------------   -------------------   -----------------
                                                       2004      2003      2004       2003       2004      2003
                                                     --------   ------   --------   --------   --------   ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                   $   (2.2)     3.3   $  (31.0)  $   (6.1)  $  (37.6)  $ (3.4)
      Capital gains distributions                          --       --         --         --       89.7      8.3
      Realized gain (loss) on sales of fund shares       12.9      3.0       95.1       11.0      171.0     26.1
      Change in unrealized appreciation/
          depreciation on investments
          during the period                              20.6      6.9      241.3      193.9      509.6    143.5
                                                     --------   ------   --------   --------   --------   ------
   Net increase (decrease) in net assets from
      operations                                         31.3     13.2      305.4      198.8      732.7    174.5

   From contractholder transactions:
      Variable annuity deposits                       1,213.3    320.8    1,977.5      631.4    2,267.4    549.3
      Contractholder maintenance charges                 (2.7)    (0.2)     (15.7)      (3.0)     (16.6)    (2.7)
      Terminations and withdrawals                      (84.2)      --     (103.5)     (13.6)    (178.2)   (13.3)
      Transfers between subaccounts, net               (998.6)  (115.2)     411.5      152.6      628.8     38.7
                                                     --------   ------   --------   --------   --------   ------
   Net increase (decrease) in net assets from
      contractholder transactions                       127.8    205.4    2,269.8      767.4    2,701.4    572.0
                                                     --------   ------   --------   --------   --------   ------
Net increase (decrease) in net assets                   159.1    218.6    2,575.2      966.2    3,434.1    746.5
Net assets at beginning of period                       218.6       --    1,078.0      111.8      857.7    111.2
                                                     --------   ------   --------   --------   --------   ------
Net assets at end of period                          $  377.7    218.6   $3,653.2   $1,078.0   $4,291.8   $857.7
                                                     ========   ======   ========   ========   ========   ======

                                                               SBL                  SBL
                                                          MONEY MARKET           SELECT 25
                                                           SUBACCOUNT           SUBACCOUNT
                                                     ----------------------   --------------
                                                        2004         2003      2004     2003
                                                     ----------   ---------   ------   -----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                   $    (76.6)  $     5.5   $ (1.3)  $  --
      Capital gains distributions                            --          --       --      --
      Realized gain (loss) on sales of fund shares         20.6        (0.5)    (7.2)     --
      Change in unrealized appreciation/
          depreciation on investments
          during the period                                17.4        (7.2)     2.8     0.7
                                                     ----------   ---------   ------   -----
   Net increase (decrease) in net assets from
      operations                                          (38.6)       (2.2)    (5.7)    0.7

   From contractholder transactions:
      Variable annuity deposits                        57,613.2     5,759.0     46.8      --
      Contractholder maintenance charges                  (42.8)       (0.6)    (0.9)     --
      Terminations and withdrawals                       (922.8)      (11.9)    (2.2)     --
      Transfers between subaccounts, net              (52,978.1)   (3,530.2)   (28.5)   40.1
                                                     ----------   ---------   ------   -----
   Net increase (decrease) in net assets from
      contractholder transactions                       3,669.5     2,216.3     15.2    40.1
                                                     ----------   ---------   ------   -----
Net increase (decrease) in net assets                   3,630.9     2,214.1      9.5    40.8
Net assets at beginning of period                       2,267.0        52.9     40.8      --
                                                     ----------   ---------   ------   -----
Net assets at end of period                          $  5,897.9   $ 2,267.0   $ 50.3   $40.8
                                                     ==========   =========   ======   =====

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                  SBL                SBL
                                                            SMALL CAP GROWTH   SMALL CAP VALUE
                                                               SUBACCOUNT         SUBACCOUNT
                                                           -----------------   ---------------
                                                             2004      2003     2004     2003
                                                           --------   ------   ------   ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                         $  (11.3)  $ (0.2)  $ (4.1)  $ (0.8)
      Capital gains distributions                                --       --      2.7      0.2
      Realized gain (loss) on sales of fund shares            (19.0)    (2.1)     6.9     23.4
      Change in unrealized appreciation/ depreciation on
         investments during the period                        229.0      1.6     57.2     11.0
                                                           --------   ------   ------   ------
   Net increase (decrease) in net assets from operations      198.7     (0.7)    62.7     33.8

   From contractholder transactions:
      Variable annuity deposits                               412.4     72.3    316.7    121.7
      Contractholder maintenance charges                       (6.6)    (0.1)    (3.4)    (0.4)
      Terminations and withdrawals                            (58.0)    (0.8)   (21.3)    (2.5)
      Transfers between subaccounts, net                    1,379.7     11.4     20.9    (65.2)
                                                           --------   ------   ------   ------
   Net increase (decrease) in net assets from
      contractholder transactions                           1,727.5     82.8    312.9     53.6
                                                           --------   ------   ------   ------
Net increase (decrease) in net assets                       1,926.2     82.1    375.6     87.4
Net assets at beginning of period                             116.7     34.6     99.6     12.2
                                                           --------   ------   ------   ------
Net assets at end of period                                $2,042.9   $116.7   $475.2   $ 99.6
                                                           ========   ======   ======   ======

See accompanying notes.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                          Notes to Financial Statements

                                December 31, 2004

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

AdvanceDesigns Variable Annuity (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for AdvanceDesigns are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account for AdvanceDesigns are invested in AIM Growth Series, American Century Investments, Inc., Dreyfus Corporation, Rafferty Asset Management LLC., Oppenheimer Funds, Inc., Pacific Investment Management Company, Inc., Rydex Global Advisors, Inc., and the SBL Fund, mutual funds not otherwise available to the public. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

            SUBACCOUNT                               MUTUAL FUND
            ----------                               -----------
                                    AIM Growth Series:
AIM V.I. Basic Value                   AIM V.I. Basic Value Fund (Class A)
AIM V.I. Health Sciences**             AIM V.I. Health Sciences Fund
AIM V.I. International Growth          AIM V.I. International Growth Fund
                                       (Series II)
AIM V.I. Mid Cap Core Equity           AIM V.I. Mid Cap Core Equity (Class A)
AIM V.I. Real Estate**                 AIM V.I. Real Estate Fund (Series II)
                                    American Century Investments, Inc.:
American Century VP Ultra              American Century VP Ultra (Advisor Class)
American Century VP Value              American Century VP Value (Advisor Class)
                                    Dreyfus Corporation:
Dreyfus IP Technology Growth           Dreyfus IP Technology Growth Portfolio
                                       (Service Class)
Dreyfus VIF International Value        Dreyfus VIF International Value Portfolio
                                       (Service Class)
                                    Rafferty Asset Management LLC:
Evolution Managed Bond                 Evolution Managed Bond Fund
Evolution Managed Equity               Evolution Managed Equity Fund
                                    Oppenheimer Funds, Inc.:
Oppenheimer Main Street Small Cap      Oppenheimer Main Street Small Cap Fund
                                    Pacific Investment Management Company, Inc.:
PIMCO VIT All Asset                    PIMCO VIT All Asset Fund

** Prior to October 1, 2004, INVESCO VIF Health Sciences Subaccount and INVESCO VIF Real Estate Subaccount.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            SUBACCOUNT                               MUTUAL FUND
            ----------                               -----------
                                    Pacific Investment Management Company, Inc.:
PIMCO VIT Low Duration                 PIMCO VIT Low Duration Fund
PIMCO VIT Real Return                  PIMCO VIT Real Return Fund
                                    Rydex Global Advisors, Inc.:
Rydex VT Sector Rotation               Rydex VT Sector Rotation Fund
                                    SBL Fund:
SBL Alpha Opportunity                  Series Z (Alpha Opportunity Series)
SBL Diversified Income                 Series E (Diversified Income Series)
SBL Enhanced Index                     Series H (Enhanced Index Series)
SBL Equity                             Series A (Equity Series)
SBL Equity Income                      Series O (Equity Income Series)
SBL Global                             Series D (Global Series)
SBL High Yield                         Series P (High Yield Series)
SBL Large Cap Growth                   Series G (Large Cap Growth Series)
SBL Large Cap Value                    Series B (Large Cap Value Series)
SBL Main Street Growth and Income      Series W (Main Street Growth and Income
                                       Series)
SBL Managed Asset Allocation           Series N (Managed Asset Allocation
                                       Series)
SBL Mid Cap Growth                     Series J (Mid Cap Growth Series)
SBL Mid Cap Value                      Series V (Mid Cap Value Series)
SBL Money Market                       Series C (Money Market Series)
SBL Select 25                          Series Y (Select 25 Series)
SBL Small Cap Growth                   Series X (Small Cap Growth Series)
SBL Small Cap Value                    Series Q (Small Cap Value Series)
SBL Social Awareness*                  Series S (Social Awareness Series)

* This subaccount was available for investment during 2003 and 2004; however, there was no activity.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Under the terms of the investment advisory contracts, investment portfolios of the underlying mutual funds are managed by Security Management Company, LLC
(SMC), a limited liability company controlled by its members, SBL and Security Benefit Group, Inc., wholly-owned subsidiaries of Security Benefit Corp.

AIM Growth Series serves as investment advisor of AIM V.I. Basic Value Fund, AIM V.I. Health Sciences, AIM V.I. International Growth Fund, AIM V.I. Mid Cap Core Equity Fund, and AIM V.I. Real Estate Fund. American Century Investments, Inc. serves as investment advisor of American Century VP Ultra Fund and American Century VP Value Fund. Dreyfus Corporation serves as investment advisor of Dreyfus IP Technology Growth Portfolio (Service Class) and Dreyfus VIF International Value Portfolio (Service Class). Rafferty Asset Management LLC. serves as investment advisor of Evolution Managed Bond Fund and Evolution Managed Equity Fund.. OppenheimerFunds, Inc. serves as investment advisor of Oppenheimer Main Street Small Cap Fund. Pacific Investment Management Company, Inc. serves as investment advisor of PIMCO VIT All Asset Fund, PIMCO VIT Low Duration Fund and PIMCO VIT Real Return Fund. Rydex Global Advisors, Inc. serves as investment advisor for Rydex VT Sector Rotation Fund. Security Management Company, LLC. (SMC) serves as investment advisor of the Diversified Income Series, Equity Series, High Yield Series, Large Cap Growth Series, Mid Cap Growth Series, Mid Cap Value Series, Money Market Series, Select 25 Series, and Social Awareness Series.

SMC has engaged Mainstream Investment Advisers, to provide subadvisory services for Alpha Opportunity Series; Northern Trust Investments, Inc. to provide subadvisory services for the Enhanced Index Series; T. Rowe Price Associates, Inc. to provide subadvisory services for the Equity Income Series and the Managed Asset Allocation Series; OppenheimerFunds, Inc. to provide subadvisory services for Global Series and Main Street Growth and Income Series; Dreyfus Corporation to provide subadvisory services for Large Cap Value Series; RS Investments to provide subadvisory services for the Small Cap Growth Series; and Strong Capital Management, Inc. to provide subadvisory services for the Small Cap Value Series.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2004, follows:

                                     COST OF     PROCEEDS
            SUBACCOUNT              PURCHASES   FROM SALES
            ----------              ---------   ----------
                                        (In Thousands)
AIM V.I. Basic Value                $ 5,842.8    $  278.1
AIM V.I. Health Sciences                196.6         9.6
AIM V.I. International Growth*        5,088.3        91.3
AIM V.I. Mid Cap Core Equity            535.1       403.1
AIM V.I. Real Estate                  2,119.7       155.3
American Century VP Ultra             7,470.0       375.0
American Century VP Value             8,283.2     1,170.2
Dreyfus IP Technology Growth*             5.6         2.5
Dreyfus VIF International Value*      4,848.6       231.9
Evolution Managed Bond*                 974.0       240.9
Evolution Managed Equity*             1,233.4       240.6
Oppenheimer Main Street Small Cap     5,764.9     2,649.4
PIMCO VIT All Asset                     142.8        24.1
PIMCO VIT Low Duration               10,109.5       936.3
PIMCO VIT Real Return                 2,576.2       519.3
Rydex VT Sector Rotation              1,456.8       129.9
SBL Alpha Opportunity                   350.0       165.3
SBL Diversified Income               11,711.6     1,007.6
SBL Enhanced Index                    2,058.6     1,098.6
SBL Equity                            2,435.7       808.4
SBL Equity Income                     2,701.2       127.5
SBL Global                            7,914.2     5,416.4
SBL High Yield                        9,387.2     3,790.6

*    For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                     COST OF     PROCEEDS
            SUBACCOUNT              PURCHASES   FROM SALES
            ----------              ---------   ----------
                                        (In Thousands)
SBL Large Cap Growth                $ 4,405.5    $   210.5
SBL Large Cap Value                     715.3        373.3
SBL Main Street Growth and Income     1,747.8      1,807.7
SBL Managed Asset Allocation          1,068.6        943.0
SBL Mid Cap Growth                    3,590.5      1,351.7
SBL Mid Cap Value                     4,249.0      1,495.5
SBL Money Market                     38,622.1     35,029.2
SBL Select 25                           304.0        290.1
SBL Small Cap Growth                  1,974.4        258.2
SBL Small Cap Value                     408.5         97.0

ANNUITY RESERVES

As of December 31, 2004, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value. Additionally, SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 1.20% to 1.45% of the average daily net assets. Additionally, SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1% of the contract value.

When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

3.   SUMMARY OF UNIT TRANSACTIONS

The changes in units outstanding for the years ended December 31, 2004 and 2003 follow:

                                                  2004                             2003
                                     ------------------------------   ------------------------------
                                                             NET                              NET
                                      UNITS     UNITS     INCREASE     UNITS     UNITS     INCREASE
            SUBACCOUNT               ISSUED   REDEEMED   (DECREASE)   ISSUED   REDEEMED   (DECREASE)
            ----------               ------   --------   ----------   ------   --------   ----------
                                                              (In Thousands)
AIM V.I. Basic Value*                   552     (106)         446        37       --           37
AIM V.I. Health Sciences*                20       (3)          17         7       --            7
AIM V.I. International Growth***        534      (43)         491        --       --           --
AIM V.I. Mid Cap Core Equity*            46      (34)          12         1       --            1
AIM V.I. Real Estate*                   185      (46)         139        23       --           23
American Century VP Ultra*              803     (171)         632       149       (6)         143
American Century VP Value*              799     (217)         582       151      (19)         132
Dreyfus IP Technology Growth***                                          --       --           --
Dreyfus VIF International Value***      501      (57)         444        --       --           --
Evolution Managed Equity***             151      (49)         102        --       --           --
Evolution Managed Bond***               123      (48)          75        --       --           --
Oppenheimer Main Street Small
  Cap*                                  489     (255)         234        27       --           27
PIMCO VIT All Asset*                     15       (4)          11         2       --            2
PIMCO VIT Low Duration*               1,198     (235)         963       155       (4)         151
PIMCO VIT Real Return*                  274      (80)         194         7       --            7
Rydex VT Sector Rotation*               126      (16)         110         5       --            5
SBL Alpha Opportunity**                  34      (19)          15       169       --          169
SBL Diversified Income                1,395     (336)       1,059       268      (34)         234
SBL Enhanced Index                      234     (123)         111        10       --           10
SBL Equity                              322     (123)         199       139      (54)          85
SBL Equity Income                       279      (18)         261        11       --           11
SBL Global                              912     (666)         246       149      (16)         133
SBL High Yield                          943     (428)         515       130      (12)         118
SBL Large Cap Growth                    594      (84)         510       126      (48)          78

*    For the period from May 1, 2003 (inception date) to December 31, 2003.

**   For the period from July 7, 2003 (inception date) to December 31, 2003.

***  For the period from May 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

3.   SUMMARY OF UNIT TRANSACTIONS (CONTINUED)

                                            2004                             2003
                               ------------------------------   ------------------------------
                                                       NET                              NET
                                UNITS     UNITS     INCREASE     UNITS     UNITS     INCREASE
         SUBACCOUNT            ISSUED   REDEEMED   (DECREASE)   ISSUED   REDEEMED   (DECREASE)
         ----------            ------   --------   ----------   ------   --------   ----------
                                                        (In Thousands)
SBL Large Cap Value                84       (47)        37         73       (74)        (1)
SBL Main Street Growth and
   Income                         222      (223)        (1)        82        (7)        75
SBL Managed Asset Allocation      149      (136)        13         32       (11)        21
SBL Mid Cap Growth                410      (176)       234        105       (15)        90
SBL Mid Cap Value                 407      (172)       235         83       (22)        61
SBL Money Market                8,804    (8,393)       411        634      (397)       237
SBL Select 25                      40       (39)         1          5        --          5
SBL Small Cap Value                40       (14)        26         26       (19)         7
SBL Small Cap Growth              197       (44)       153         10        (5)         5

4.   UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the three years in the period ended December 31, 2004, were as follows:

           SUBACCOUNT                2004       2003    2002
           ----------              --------   -------   ----
AIM V.I. BASIC VALUE
Units                               482,437    37,206    --
Unit value                         $  13.50   $ 12.72   $--
Net assets (000s)                  $  6,513   $ 473.3   $--
Ratio of expenses to net assets*       1.35%     1.35%   --%
Investment income ratio**                --%       --%   --%
Total return***                        6.13%     7.34%   --%

AIM V.I. HEALTH SCIENCES
Units                                23,325     6,795    --
Unit value                         $  11.94   $ 11.59   $--
Net assets (000s)                  $  278.5   $  78.8   $--
Ratio of expenses to net assets*       1.35%     1.35%   --%
Investment income ratio**                --%       --%   --%
Total return***                        3.02%     5.75%   --%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

            SUBACCOUNT                2004       2003     2002
            ----------              --------   --------   ----
AIM V.I. INTERNATIONAL GROWTH****
Units                                490,166         --    --
Unit value                          $  11.56   $     --   $--
Net assets (000s)                   $5,667.1   $     --   $--
Ratio of expenses to net assets*        1.35%        --%   --%
Investment income ratio**               0.88%        --%   --%
Total return***                        15.60%        --%   --%

AIM V.I. MID CAP CORE EQUITY
Units                                 12,624        888    --
Unit value                          $  13.28   $  12.21   $--
Net assets (000s)                   $  167.5   $   10.8   $--
Ratio of expenses to net assets*        1.35%      1.35%   --%
Investment income ratio**(1)            0.04%        --%   --%
Total return***                         8.76%      1.92%   --%

AIM V.I. REAL ESTATE
Units                                161,870     22,672    --
Unit value                          $  16.68   $  12.75   $--
Net assets (000s)                   $2,699.2   $  289.1   $--
Ratio of expenses to net assets*        1.35%      1.35%   --%
Investment income ratio**               1.24%      1.95%   --%
Total return***                        30.82%      8.05%   --%

AMERICAN CENTURY VP ULTRA
Units                                775,279    143,494    --
Unit value                          $  12.20   $  11.52   $--
Net assets (000s)                   $9,459.4   $1,653.5   $--
Ratio of expenses to net assets*        1.35%      1.35%   --%
Investment income ratio**                 --%        --%   --%
Total return***                         5.90%      8.58%   --%

AMERICAN CENTURY VP VALUE
Units                                714,068    132,193    --
Unit value                          $  13.37   $  12.23   $--
Net assets (000s)                   $9,543.2   $1,616.2   $--
Ratio of expenses to net assets*        1.35%      1.35%   --%
Investment income ratio**               0.47%        --%   --%
Total return***                         9.32%     14.51%   --%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

             SUBACCOUNT                 2004     2003   2002
             ----------               --------   ----   ----
DREYFUS IP TECHNOLOGY GROWTH****
Units                                      299    --     --
Unit value                            $  10.11   $--    $--
Net assets (000s)                     $    3.0   $--    $--
Ratio of expenses to net assets*          1.35%   --%    --%
Investment income ratio**                   --%   --%    --%
Total return***                           1.10%   --%    --%

DREYFUS VIF INTERNATIONAL VALUE****
Units                                  443,735    --     --
Unit value                            $  11.20   $--    $--
Net assets (000s)                     $4,971.2   $--    $--
Ratio of expenses to net assets*          1.35%   --%    --%
Investment income ratio**                 1.39%   --%    --%
Total return***                          12.00%   --%    --%

EVOLUTION MANAGED BOND****
Units                                   74,722    --     --
Unit value                            $  10.08   $--    $--
Net assets (000s)                     $  753.4   $--    $--
Ratio of expenses to net assets*          1.35%   --%    --%
Investment income ratio**                   --%   --%    --%
Total return***                           0.80%   --%    --%

EVOLUTION MANAGED EQUITY****
Units                                  102,089    --     --
Unit value                            $  10.23   $--    $--
Net assets (000s)                     $1,044.1   $--    $--
Ratio of expenses to net assets*          1.35%   --%    --%
Investment income ratio**                   --%   --%    --%
Total return***                           2.30%   --%    --%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                  2004         2003       2002
           ----------               ----------    --------    -----
OPPENHEIMER MAIN STREET SMALL CAP
Units                                  260,470      27,124      --
Unit value                          $    15.44    $  13.53    $ --
Net assets (000s)                   $  4,020.6    $  367.0    $ --
Ratio of expenses to net assets*          1.35%       1.35%     --%
Investment income ratio**                   --%         --%     --%
Total return***                          14.12%       5.05%     --%

PIMCO VIT ALL ASSET
Units                                   13,198       2,219      --
Unit value                          $    11.49    $  10.76    $ --
Net assets (000s)                   $    151.5    $   23.9    $ --
Ratio of expenses to net assets*          1.35%       1.35%     --%
Investment income ratio**                 5.15%       4.06%     --%
Total return***                           6.78%       2.77%     --%

PIMCO VIT LOW DURATION
Units                                1,113,994     151,464      --
Unit value                          $     9.55    $   9.79    $ --
Net assets (000s)                   $ 10,649.5    $1,483.3    $ --
Ratio of expenses to net assets*          1.35%       1.35%     --%
Investment income ratio**                 1.34%       0.37%     --%
Total return***                          (2.45)%     (2.30)%    --%

PIMCO VIT REAL RETURN
Units                                  200,767       6,732      --
Unit value                          $    10.80    $  10.36    $ --
Net assets (000s)                   $  2,171.7    $   69.7    $ --
Ratio of expenses to net assets*          1.35%       1.35%     --%
Investment income ratio**                 1.52%       0.16%     --%
Total return***                           4.25%       2.17%     --%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                 2004         2003        2002
           ----------              ----------    --------    -------
RYDEX VT SECTOR ROTATION
Units                                 115,452       5,095         --
Unit value                         $    12.92    $  12.19    $    --
Net assets (000s)                  $  1,492.0    $   62.1    $    --
Ratio of expenses to net assets*         1.35%       1.35%        --%
Investment income ratio**                  --%         --%        --%
Total return***                          5.99%       0.49%        --%

SBL ALPHA OPPORTUNITY
Units                                  15,207         169         --
Unit value                         $    12.44    $  11.55    $    --
Net assets (000s)                  $    189.2    $    2.0    $    --
Ratio of expenses to net assets*         1.35%       1.35%        --%
Investment income ratio**                  --%         --%        --%
Total return***                          7.71%       1.49%        --%

SBL DIVERSIFIED INCOME
Units                               1,341,795     282,307     48,362
Unit value                         $    10.34    $  10.41    $ 10.53
Net assets (000s)                  $ 13,876.2    $2,937.1    $ 509.6
Ratio of expenses to net assets*         1.35%       1.35%      1.35%
Investment income ratio**                1.11%      11.78%        --%
Total return***                         (0.67)%     (1.14)%     3.74%

SBL ENHANCED INDEX
Units                                 121,648      10,228         --
Unit value                         $     9.63    $   9.15    $    --
Net assets (000s)                  $  1,170.8    $   93.6    $    --
Ratio of expenses to net assets*         1.35%       1.35%        --%
Investment income ratio**                0.21%       1.36%        --%
Total return***                          5.25%      13.95%        --%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                2004       2003       2002
           ----------              --------   --------   -------
SBL EQUITY
Units                               317,502    118,225    32,942
Unit value                         $   8.93   $   8.65   $  7.42
Net assets (000s)                  $2,833.7   $1,022.0   $ 244.6
Ratio of expenses to net assets*       1.35%      1.35%     1.35%
Investment income ratio**              0.12%      0.88%     1.05%
Total return***                        3.24%     16.58%   (17.28)%

SBL EQUITY INCOME
Units                               272,765     11,423        --
Unit value                         $  10.59   $   9.67   $    --
Net assets (000s)                  $2,889.9   $  110.5   $    --
Ratio of expenses to net assets*       1.35%      1.35%       --%
Investment income ratio**              0.06%      2.09%       --%
Total return***                        9.51%      6.85%       --%

SBL GLOBAL
Units                               396,190    149,380    16,179
Unit value                         $  11.58   $  10.18   $  7.41
Net assets (000s)                  $4,586.4   $1,520.9   $ 119.9
Ratio of expenses to net assets*       1.35%      1.35%     1.35%
Investment income ratio**                --%      0.32%     0.28%
Total return***                       13.75%     37.38%   (22.49)%

SBL HIGH YIELD
Units                               662,871    147,317    28,924
Unit value                         $  11.70   $  10.95   $  9.40
Net assets (000s)                  $7,755.1   $1,612.9   $ 271.9
Ratio of expenses to net assets*       1.35%      1.35%     1.35%
Investment income ratio**              0.91%      8.89%    10.44%
Total return***                        6.85%     16.49%    (5.62)%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

            SUBACCOUNT               2004        2003       2002
            ----------             --------    --------   -------
SBL LARGE CAP GROWTH
Units                               617,257     107,263    28,836
Unit value                         $   8.64    $   8.74   $  7.36
Net assets (000s)                  $5,332.3    $  937.1   $ 212.3
Ratio of expenses to net assets*       1.35%       1.35%     1.35%
Investment income ratio**                --%         --%       --%
Total return***                       (1.14)%     18.75%   (15.69)%

SBL LARGE CAP VALUE
Units                                63,353      25,741    27,124
Unit value                         $   9.83    $   9.27   $  7.51
Net assets (000s)                  $  622.5    $  238.3   $ 203.9
Ratio of expenses to net assets*       1.35%       1.35%     1.35%
Investment income ratio**              0.06%       0.80%     1.70%
Total return***                        6.04%      23.44%   (21.03)%

SBL MAIN STREET GROWTH AND INCOME
Units                                89,790      90,456    15,028
Unit value                         $   9.75    $   9.37   $  7.75
Net assets (000s)                  $  875.4    $  847.5   $ 116.5
Ratio of expenses to net assets*       1.35%       1.35%     1.35%
Investment income ratio**              0.09%       0.60%     0.85%
Total return***                        4.06%      20.90%   (17.82)%

SBL MANAGED ASSET ALLOCATION
Units                                34,605      21,211        --
Unit value                         $  10.92    $  10.30   $    --
Net assets (000s)                  $  377.7    $  218.6   $    --
Ratio of expenses to net assets*       1.35%       1.35%       --%
Investment income ratio**              0.66%       3.36%       --%
Total return***                        6.02%       4.67%       --%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                2004        2003        2002
           ----------              --------    --------    -------
SBL MID CAP GROWTH
Units                               340,357     105,877     16,426
Unit value                         $  10.73    $  10.18    $  6.80
Net assets (000s)                  $3,653.2    $1,078.0    $ 111.8
Ratio of expenses to net assets*       1.35%       1.35%      1.35%
Investment income ratio**                --%         --%        --%
Total return***                        5.40%      49.71%    (24.44)%

SBL MID CAP VALUE
Units                               310,662      75,461     14,448
Unit value                         $  13.82    $  11.37    $  7.70
Net assets (000s)                  $4,291.8    $  857.7    $ 111.2
Ratio of expenses to net assets*       1.35%       1.35%      1.35%
Investment income ratio**              0.04%       0.38%      1.06%
Total return***                       21.55%      47.66%    (20.29)%

SBL MONEY MARKET
Units                               652,481     241,737      5,425
Unit value                         $   9.04    $   9.38    $  9.74
Net assets (000s)                  $5,897.9    $2,267.0    $  52.9
Ratio of expenses to net assets*       1.35%       1.35%      1.35%
Investment income ratio**              0.07%       0.70%      5.44%
Total return***                       (3.62)%     (3.70)%    (1.81)%

SBL SELECT 25
Units                                 5,798       5,028         --
Unit value                         $   8.67    $   8.11    $    --
Net assets (000s)                  $   50.3    $   40.8    $    --
Ratio of expenses to net assets*       1.35%       1.35%        --%
Investment income ratio**                --%         --%        --%
Total return***                        6.91%       2.40%        --%

SBL SMALL CAP GROWTH
Units                               163,559      10,489      4,650
Unit value                         $  12.49    $  11.13    $  7.43
Net assets (000s)                  $2,042.9    $  116.7    $  34.6
Ratio of expenses to net assets*       1.35%       1.35%      1.35%
Investment income ratio**                --%         --%        --%
Total return***                       12.22%      49.80%    (18.35)%

                         Variable Annuity Account XIV -
                         AdvanceDesigns Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                2004     2003      2002
           ----------              -------   ------   -------
SBL SMALL CAP VALUE
Units                               34,576    8,353     1,479
Unit value                         $ 13.74   $11.93   $  8.26
Net assets (000s)                  $ 475.2   $ 99.6   $  12.2
Ratio of expenses to net assets*      1.35%    1.35%     1.35%
Investment income ratio**               --%      --%       --%
Total return***                      15.17%   44.43%   (18.78)%

* These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** This is activity for the period from May 1, 2004 (inception date) to December 31, 2004.

(1) Net investment income is less than $100 so amount is not reported in the statement of operations, but is used in the calculation of investment income ratio.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                              Financial Statements

                          Year Ended December 31, 2004

                                    CONTENTS

Report of Independent Registered Public Accounting Firm....................    1

Audited Financial Statements

Statements of Net Assets...................................................    3
Statements of Operations...................................................    8
Statements of Changes in Net Assets........................................   13
Notes to Financial Statements..............................................   23

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                            Statements of Net Assets
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004


                                                  AIM MID
                                   AIM BASIC     CAP CORE     AIM SMALL    AIM BLUE       AIM
                                     VALUE        EQUITY     CAP GROWTH      CHIP       DYNAMICS
                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   ----------   ----------   ----------   ----------   ----------
Assets:
   Mutual funds, at market value     $ 173.4      $ 882.2      $ 276.0      $ 259.4      $ 29.7
                                     -------      -------      -------      -------      ------
Total assets                           173.4        882.2        276.0        259.4        29.7
                                     -------      -------      -------      -------      ------
Net assets                           $ 173.4      $ 882.2      $ 276.0      $ 259.4      $ 29.7
                                     =======      =======      =======      =======      ======
Units outstanding                     18,419       81,683       31,422       36,104       4,130
Unit value                           $  9.42      $ 10.80      $  8.79      $  7.18      $ 7.18
Mutual funds, at cost                $ 148.7      $ 754.8      $ 243.0      $ 241.9      $ 22.8
Mutual fund shares                     5,350       30,803       10,053       22,211       1,814

                                                                           AMERICAN      AMERICAN
                                                 AMERICAN     AMERICAN      CENTURY       CENTURY
                                      AIM         CENTURY      CENTURY      EQUITY     INTERNATIONAL
                                   TECHNOLOGY    HERITAGE      SELECT       INCOME         GROWTH
                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                   ----------   ----------   ----------   ----------   -------------
Assets:
   Mutual funds, at market value     $ 124.0      $ 45.5       $ 680.3      $ 357.5       $ 223.4
                                     -------      ------       -------      -------       -------
Total assets                           124.0        45.5         680.3        357.5         223.4
                                     -------      ------       -------      -------       -------
Net assets                           $ 124.0      $ 45.5       $ 680.3      $ 357.5       $ 223.4
                                     =======      ======       =======      =======       =======
Units outstanding                     25,559       5,602        86,670       29,286        26,679
Unit value                           $  4.85      $ 8.12       $  7.85      $ 12.21       $  8.38
Mutual funds, at cost                $ 113.2      $ 40.1       $ 555.8      $ 331.9       $ 184.9
Mutual fund shares                     4,935       3,885        18,026       44,080        24,690

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004


                                                                 DREYFUS                   DREYFUS
                                    AMERICAN                     PREMIER      DREYFUS      GENERAL
                                     CENTURY       DREYFUS      STRATEGIC     MID CAP       MONEY
                                      ULTRA     APPRECIATION      VALUE        VALUE       MARKET
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   ----------   ------------   ----------   ----------   ----------
Assets:
   Mutual funds, at market value     $ 44.7       $1,269.1       $ 135.6      $ 107.5     $  473.9
                                     ------       --------       -------      -------     --------
Total assets                           44.7        1,269.1         135.6        107.5        473.9
                                     ------       --------       -------      -------     --------
Net assets                           $ 44.7       $1,269.1       $ 135.6      $ 107.5     $  473.9
                                     ======       ========       =======      =======     ========
Units outstanding                     3,827        149,939        12,600       10,376       52,667
Unit value                           $11.68       $   8.47       $ 10.76      $ 10.36     $   8.99
Mutual funds, at cost                $ 41.5       $1,143.2       $ 118.6      $  90.8     $  473.9
Mutual fund shares                    1,535         32,803         4,739        3,314      473,945

                                                                            FIDELITY
                                    FIDELITY     FIDELITY                    ADVISOR
                                     ADVISOR      ADVISOR     FIDELITY    INTERNATIONAL
                                      VALUE      DIVIDEND      ADVISOR       CAPITAL
                                   STRATEGIES     GROWTH      MID CAP      APPRECIATION
                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                   ----------   ----------   ----------   -------------
Assets:
   Mutual funds, at market value    $ 310.2       $ 216.1      $ 178.4       $ 790.4
                                    -------       -------      -------       -------
Total assets                          310.2         216.1        178.4         790.4
                                    -------       -------      -------       -------
Net assets                          $ 310.2       $ 216.1      $ 178.4       $ 790.4
                                    =======       =======      =======       =======
Units outstanding                    26,417        25,374       16,206        71,828
Unit value                          $ 11.74       $  8.52      $ 11.00       $ 11.00
Mutual funds, at cost               $ 264.6       $ 203.0      $ 144.8       $ 595.1
Mutual fund shares                    8,614        18,454        7,072        46,962

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                    FIDELITY        NORTHERN      NORTHERN
                                     ADVISOR     INSTITUTIONAL    LARGE CAP      NORTHERN        PIMCO
                                   REAL ESTATE      BALANCED        VALUE     SELECT EQUITY   REAL RETURN
                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                   -----------   -------------   ----------   -------------   -----------
Assets:
   Mutual funds, at market value      $132.4         $ 41.9        $ 73.6         $  3.2        $ 276.0
                                      ------         ------        ------         ------        -------
Total assets                           132.4           41.9          73.6            3.2          276.0
                                      ------         ------        ------         ------        -------
Net assets                            $132.4         $ 41.9        $ 73.6         $  3.2        $ 276.0
                                      ======         ======        ======         ======        =======
Units outstanding                      8,756          3,846         5,926            294         26,708
Unit value                            $15.12         $10.88        $12.42         $10.98        $ 10.29
Mutual funds, at cost                 $114.1         $ 41.1        $ 70.5         $  3.0        $ 276.2
Mutual fund shares                     8,346          3,403         5,488            173         24,017

                                                                   RYDEX       SECURITY
                                       PIMCO                      SECTOR        CAPITAL
                                   TOTAL RETURN   RS PARTNERS    ROTATION    PRESERVATION
                                    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                   ------------   -----------   ----------   ------------
Assets:
   Mutual funds, at market value      $ 193.8       $ 653.1       $ 49.1       $1,174.0
                                      -------       -------       ------       --------
Total assets                            193.8         653.1         49.1        1,174.0
                                      -------       -------       ------       --------
Net assets                            $ 193.8       $ 653.1       $ 49.1       $1,174.0
                                      =======       =======       ======       ========
Units outstanding                      19,758        40,435        4,039        113,336
Unit value                            $  9.80       $ 16.15       $12.15       $  10.34
Mutual funds, at cost                 $ 196.2       $ 584.2       $ 43.6       $1,183.5
Mutual fund shares                     18,167        18,782        4,366        118,348

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                    SECURITY       SECURITY                   SECURITY
                                   DIVERSIFIED      INCOME      SECURITY       ALPHA       SECURITY
                                     INCOME      OPPORTUNITY   HIGH YIELD   OPPORTUNITY     GLOBAL
                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                   -----------   -----------   ----------   -----------   ----------
Assets:
   Mutual funds, at market value     $ 419.8        $ 16.5       $ 77.2        $116.1       $ 834.3
                                     -------        ------       ------        ------       -------
Total assets                           419.8          16.5         77.2         116.1         834.3
                                     -------        ------       ------        ------       -------
Net assets                           $ 419.8        $ 16.5       $ 77.2        $116.1       $ 834.3
                                     =======        ======       ======        ======       =======
Units outstanding                     39,926         1,637        6,915         9,287        82,366
Unit value                           $ 10.52        $10.05       $11.16        $12.50       $ 10.13
Mutual funds, at cost                $ 428.3        $ 16.5       $ 75.0        $113.2       $ 588.1
Mutual fund shares                    88,190         1,630        6,077         9,851        51,657

                                                 SECURITY     SECURITY     SECURITY     SECURITY
                                    SECURITY     LARGE CAP     MID CAP    SMALL CAP      SOCIAL
                                     EQUITY       GROWTH        VALUE       GROWTH      AWARENESS
                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   ----------   ----------   ----------   ----------   ----------
Assets:
   Mutual funds, at market value     $ 35.7       $  90.4     $1,572.5      $ 44.0       $ 16.1
                                     ------       -------     --------      ------       ------
Total assets                           35.7          90.4      1,572.5        44.0         16.1
                                     ------       -------     --------      ------       ------
Net assets                           $ 35.7       $  90.4     $1,572.5      $ 44.0       $ 16.1
                                     ======       =======     ========      ======       ======
Units outstanding                     4,501        12,423      109,248       4,363        2,017
Unit value                           $ 7.94       $  7.28     $  14.39      $10.09       $ 7.97
Mutual funds, at cost                $ 35.7       $  87.2     $1,238.9      $ 37.1       $ 15.2
Mutual fund shares                    5,457        14,469       48,131       2,927          797

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                                                                         STRONG
                                    SECURITY     SECURITY      STRONG                    ADVISOR
                                    LARGE CAP     MID CAP    GROWTH AND     STRONG      SMALL CAP
                                      VALUE       GROWTH       INCOME      GROWTH 20      VALUE
                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   ----------   ----------   ----------   ----------   ----------
Assets:
   Mutual funds, at market value     $ 51.4       $ 254.3      $ 58.3       $ 23.6       $ 753.8
                                     ------       -------      ------       ------       -------
Total assets                           51.4         254.3        58.3         23.6         753.8
                                     ------       -------      ------       ------       -------
Net assets                           $ 51.4       $ 254.3      $ 58.3       $ 23.6       $ 753.8
                                     ======       =======      ======       ======       =======
Units outstanding                     5,811        25,683       7,157        3,543        52,532
Unit value                           $ 8.83       $  9.90      $ 8.15       $ 6.66       $ 14.35
Mutual funds, at cost                $ 46.0       $ 243.1      $ 51.3       $ 19.9       $ 577.7
Mutual fund shares                    8,125        20,965       2,751        1,599        25,824


                                                 VAN KAMPEN                VAN KAMPEN
                                     STRONG      EQUITY AND   VAN KAMPEN   AGGRESSIVE
                                   OPPORTUNITY     INCOME      COMSTOCK      GROWTH
                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   -----------   ----------   ----------   ----------
Assets:
   Mutual funds, at market value      $ 42.6       $ 560.9     $1,549.2      $ 36.9
                                      ------       -------     --------      ------
Total assets                            42.6         560.9      1,549.2        36.9
                                      ------       -------     --------      ------
Net assets                            $ 42.6       $ 560.9     $1,549.2      $ 36.9
                                      ======       =======     ========      ======
Units outstanding                      4,506        52,306      156,796       5,104
Unit value                            $ 9.47       $ 10.72     $   9.88      $ 7.23
Mutual funds, at cost                 $ 31.9       $ 509.1     $1,250.4      $ 30.8
Mutual fund shares                       933        65,070       83,697       2,599

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                            Statements of Operations
                                 (In Thousands)

                          Year Ended December 31, 2004


                                                                         AIM MID     AIM SMALL
                                                           AIM BASIC    CAP CORE        CAP       AIM BLUE        AIM
                                                             VALUE       EQUITY       GROWTH        CHIP       DYNAMICS
                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                          ----------   ----------   ----------   ----------   ----------
Net investment income (loss):
   Dividend distributions                                   $  --        $  --        $  --        $  --        $  --
   Expenses:
      Mortality and expense risk fee                         (1.5)        (6.8)        (1.6)        (1.9)        (0.3)
                                                            -----        -----        -----        -----        -----
Net investment income (loss)                                 (1.5)        (6.8)        (1.6)        (1.9)        (0.3)
Net realized and unrealized gain (loss) on investments:
   Capital gains distributions                                 --         56.7           --           --           --
   Realized gain (loss) on sales of fund shares               4.4          9.5          1.1          2.2          3.4
   Change in unrealized appreciation/depreciation on
      investments during the period                          12.8         30.9         23.8         10.8          0.7
                                                            -----        -----        -----        -----        -----
Net realized and unrealized gain (loss) on investments       17.2         97.1         24.9         13.0          4.1
                                                            -----        -----        -----        -----        -----
Net increase (decrease) in net assets resulting
   from operations                                          $15.7        $90.3        $23.3        $11.1        $ 3.8
                                                            =====        =====        =====        =====        =====

                                                                                                  AMERICAN      AMERICAN
                                                                        AMERICAN     AMERICAN      CENTURY       CENTURY
                                                              AIM        CENTURY      CENTURY      EQUITY     INTERNATIONAL
                                                          TECHNOLOGY    HERITAGE      SELECT       INCOME        GROWTH
                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                          ----------   ----------   ----------   ----------   -------------
Net investment income (loss):
   Dividend distributions                                   $  --        $  --        $  --        $ 5.2          $ 1.7
   Expenses:
      Mortality and expense risk fee                         (1.0)        (0.4)        (5.8)        (2.3)          (1.4)
                                                            -----        -----        -----        -----          -----
Net investment income (loss)                                 (1.0)        (0.4)        (5.8)         2.9            0.3
Net realized and unrealized gain (loss) on investments:
   Capital gains distributions                                 --           --           --         17.0             --
   Realized gain (loss) on sales of fund shares              (1.4)         1.1          8.1          2.5            1.3
   Change in unrealized appreciation/depreciation on
      investments during the period                           5.3          2.3         35.9          5.3           24.9
                                                            -----        -----        -----        -----          -----
Net realized and unrealized gain (loss) on investments        3.9          3.4         44.0         24.8           26.2
                                                            -----        -----        -----        -----          -----
Net increase (decrease) in net assets resulting
   from operations                                          $ 2.9        $ 3.0        $38.2        $27.7          $26.5
                                                            =====        =====        =====        =====          =====

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                                                   DREYFUS                   DREYFUS
                                      AMERICAN                     PREMIER      DREYFUS      GENERAL
                                       CENTURY       DREYFUS      STRATEGIC     MID CAP       MONEY
                                        ULTRA     APPRECIATION      VALUE        VALUE       MARKET
                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                     ----------   ------------   ----------   ----------   ----------
Net investment income (loss):
   Dividend distributions              $  --          $16.7        $  --        $  --        $ 1.2
   Expenses:
      Mortality and expense risk
         fee                            (0.3)          (9.2)        (0.8)        (0.9)        (2.5)
                                       -----          -----        -----        -----        -----
Net investment income (loss)            (0.3)           7.5         (0.8)        (0.9)        (1.3)
Net realized and unrealized gain
   (loss) on investments:
      Capital gains distributions         --             --           --           --           --
      Realized gain (loss) on
         sales of fund shares             --            3.8          4.8          4.2           --
      Change in unrealized
         appreciation/depreciation
         on investments during the
         period                          3.2           43.2         11.7          8.4           --
                                       -----          -----        -----        -----        -----
Net realized and unrealized gain
   (loss) on investments                 3.2           47.0         16.5         12.6           --
                                       -----          -----        -----        -----        -----
Net increase (decrease) in net
   assets resulting from
   operations                          $ 2.9          $54.5        $15.7        $11.7        $(1.3)
                                       =====          =====        =====        =====        =====

                                                                               FIDELITY
                                      FIDELITY     FIDELITY                    ADVISOR
                                       ADVISOR      ADVISOR     FIDELITY    INTERNATIONAL
                                        VALUE      DIVIDEND      ADVISOR       CAPITAL
                                     STRATEGIES     GROWTH       MID CAP    APPRECIATION
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                     ----------   ----------   ----------   -------------
Net investment income (loss):
   Dividend distributions              $  --        $ 1.8        $  --          $  --
   Expenses:
      Mortality and expense risk
         fee                            (2.3)        (1.8)        (1.2)          (6.4)
                                       -----        -----        -----          -----
Net investment income (loss)            (2.3)          --         (1.2)          (6.4)
Net realized and unrealized gain
   (loss) on investments:
      Capital gains distributions        1.2           --          4.9             --
      Realized gain (loss) on
         sales of fund shares            3.3          4.8          1.7           39.1
      Change in unrealized
         appreciation/depreciation
         on investments during the
         period                         28.9          1.7         15.5           37.6
                                       -----        -----        -----          -----
Net realized and unrealized gain
   (loss) on investments                33.4          6.5         22.1           76.7
                                       -----        -----        -----          -----
Net increase (decrease) in net
   assets resulting from
   operations                          $31.1        $ 6.5        $20.9          $70.3
                                       =====        =====        =====          =====

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                              FIDELITY        NORTHERN      NORTHERN
                                               ADVISOR     INSTITUTIONAL    LARGE CAP      NORTHERN        PIMCO
                                             REAL ESTATE      BALANCED        VALUE     SELECT EQUITY   REAL RETURN
                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                             -----------   -------------   ----------   -------------   -----------
Net investment income (loss):
   Dividend distributions                      $ 1.2           $ 0.4         $ 0.8           $ --          $ 5.5
   Expenses:
      Mortality and expense risk fee
                                                (0.6)           (0.2)         (0.5)            --           (1.4)
                                               -----           -----         -----           ----          -----
Net investment income (loss)                     0.6             0.2           0.3             --            4.1
Net realized and unrealized gain (loss) on
   investments:
      Capital gains distributions                4.2             0.4            --             --            6.4
      Realized gain (loss) on sales of
         fund shares                             4.5              --           1.8             --            0.8
      Change in unrealized
         appreciation/depreciation on
         investments during the period          18.1             0.8           3.1            0.1            0.1
                                               -----           -----         -----           ----          -----
Net realized and unrealized gain (loss) on
   investments                                  26.8             1.2           4.9            0.1            7.3
                                               -----           -----         -----           ----          -----
Net increase (decrease) in net assets
   resulting from operations                   $27.4           $ 1.4         $ 5.2           $0.1          $11.4
                                               =====           =====         =====           ====          =====

                                                                             RYDEX       SECURITY
                                                 PIMCO                      SECTOR        CAPITAL
                                             TOTAL RETURN   RS PARTNERS    ROTATION    PRESERVATION
                                              SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                             ------------   -----------   ----------   ------------
Net investment income (loss):
   Dividend distributions                       $ 1.1         $   --        $  --         $55.8
   Expenses:
      Mortality and expense risk fee
                                                 (0.6)          (3.2)        (0.3)         (8.5)
                                                -----         ------        -----         -----
Net investment income (loss)                      0.5           (3.2)        (0.3)         47.3
Net realized and unrealized gain (loss) on
   investments:
      Capital gains distributions                 4.5           29.6           --          12.3
      Realized gain (loss) on sales of
         fund shares                               --            5.1           --           4.7
      Change in unrealized
         appreciation/depreciation on
         investments during the period           (2.4)          68.5          5.5          (9.5)
                                                -----         ------        -----         -----
Net realized and unrealized gain (loss) on
   investments                                    2.1          103.2          5.5           7.5
                                                -----         ------        -----         -----
Net increase (decrease) in net assets
   resulting from operations                    $ 2.6         $100.0        $ 5.2         $54.8
                                                =====         ======        =====         =====

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                               SECURITY      SECURITY                   SECURITY
                                             DIVERSIFIED      INCOME      SECURITY       ALPHA       SECURITY
                                                INCOME     OPPORTUNITY   HIGH YIELD   OPPORTUNITY     GLOBAL
                                              SUBACCOUNT   SUBACCOUNT*   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                             -----------   -----------   ----------   -----------   ----------
Net investment income (loss):
   Dividend distributions                       $20.8          $0.1        $ 1.8         $  --        $   --
   Expenses:
      Mortality and expense risk fee             (4.4)           --         (0.3)         (0.3)         (5.9)
                                                -----          ----        -----         -----        ------
Net investment income (loss)                     16.4           0.1          1.5          (0.3)         (5.9)
Net realized and unrealized gain (loss) on
   investments:
      Capital gains distributions                  --            --           --           7.5            --
      Realized gain (loss) on sales of
         fund shares                             (1.7)           --           --           0.1          34.4
      Change in unrealized
         appreciation/depreciation on
         investments during the period           (3.8)           --          2.1           2.9          88.3
                                                -----          ----        -----         -----        ------
Net realized and unrealized gain (loss) on
   investments                                   (5.5)           --          2.1          10.5         122.7
                                                -----          ----        -----         -----        ------
Net increase (decrease) in net assets
   resulting from operations                    $10.9          $0.1        $ 3.6         $10.2        $116.8
                                                =====          ====        =====         =====        ======

                                                           SECURITY     SECURITY     SECURITY     SECURITY
                                              SECURITY     LARGE CAP     MID CAP     SMALL CAP     SOCIAL
                                               EQUITY       GROWTH        VALUE       GROWTH      AWARENESS
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                             ----------   ----------   ----------   ----------   ----------
Net investment income (loss):
   Dividend distributions                      $  --        $  --        $   --       $  --        $  --
   Expenses:
      Mortality and expense risk fee            (0.4)        (0.7)         (9.9)       (0.4)        (0.2)
                                               -----        -----        ------       -----        -----
Net investment income (loss)                    (0.4)        (0.7)         (9.9)       (0.4)        (0.2)
Net realized and unrealized gain (loss) on
   investments:
      Capital gains distributions                2.4           --         101.9          --           --
      Realized gain (loss) on sales of
         fund shares                             1.0          0.2          52.7        (0.5)         0.1
      Change in unrealized
         appreciation/depreciation on
         investments during the period          (1.0)         1.7         134.9         4.0          0.5
                                               -----        -----        ------       -----        -----
Net realized and unrealized gain (loss) on
   investments                                   2.4          1.9         289.5         3.5          0.6
                                               -----        -----        ------       -----        -----
Net increase (decrease) in net assets
   resulting from operations                   $ 2.0        $ 1.2        $279.6       $ 3.1        $ 0.4
                                               =====        =====        ======       =====        =====

*    For the period from April 1, 2004 (inception date) to December 31, 2004

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                                                                               STRONG
                                          SECURITY     SECURITY      STRONG                    ADVISOR
                                          LARGE CAP     MID CAP    GROWTH AND     STRONG      SMALL CAP
                                            VALUE       GROWTH       INCOME      GROWTH 20      VALUE
                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                         ----------   ----------   ----------   ----------   ----------
Net investment income (loss):
   Dividend distributions                  $  --         $  --        $ 0.2        $  --       $   --
   Expenses:
      Mortality and expense risk fee        (0.4)         (1.9)        (0.4)        (0.4)        (5.8)
                                           -----         -----        -----        -----       ------
Net investment income (loss)                (0.4)         (1.9)        (0.2)        (0.4)        (5.8)
Net realized and unrealized gain
   (loss) on investments:
      Capital gains distributions             --          14.1           --           --         79.4
      Realized gain (loss) on sales of
         fund shares                         0.7           1.1          1.9          0.9         50.1
      Change in unrealized
         appreciation/depreciation on
         investments during the period       3.2           0.4          1.7          2.1         (4.5)
                                           -----         -----        -----        -----       ------
Net realized and unrealized gain
   (loss) on investments                     3.9          15.6          3.6          3.0        125.0
                                           -----         -----        -----        -----       ------
Net increase (decrease) in net assets
   resulting from operations               $ 3.5         $13.7        $ 3.4        $ 2.6       $119.2
                                           =====         =====        =====        =====       ======


                                                       VAN KAMPEN                VAN KAMPEN
                                            STRONG     EQUITY AND   VAN KAMPEN   AGGRESSIVE
                                         OPPORTUNITY     INCOME      COMSTOCK      GROWTH
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                         -----------   ----------   ----------   ----------
Net investment income (loss):
   Dividend distributions                   $  --         $ 8.0      $ 15.5        $  --
   Expenses:
      Mortality and expense risk fee         (0.4)         (3.4)      (10.8)        (0.3)
                                            -----         -----      ------        -----
Net investment income (loss)                 (0.4)          4.6         4.7         (0.3)
Net realized and unrealized gain
   (loss) on investments:
      Capital gains distributions              --           0.8          --           --
      Realized gain (loss) on sales of
         fund shares                          1.0           3.9        11.4          0.4
      Change in unrealized
         appreciation/depreciation on
         investments during the period        4.9          37.0       178.4          3.6
                                            -----         -----      ------        -----
Net realized and unrealized gain
   (loss) on investments                      5.9          41.7       189.8          4.0
                                            -----         -----      ------        -----
Net increase (decrease) in net assets
   resulting from operations                $ 5.5         $46.3      $194.5        $ 3.7
                                            =====         =====      ======        =====

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                       Statements of Changes in Net Assets
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                                    AIM SMALL
                                                 AIM BASIC      AIM MID CAP CORE    CAP GROWTH        AIM BLUE      AIM DYNAMICS
                                             VALUE SUBACCOUNT  EQUITY SUBACCOUNT    SUBACCOUNT    CHIP SUBACCOUNT    SUBACCOUNT
                                             ----------------  -----------------  --------------  ---------------  -------------
                                               2004    2003      2004    2003      2004    2003     2004    2003    2004    2003
                                             -------  -------  -------  ------    ------  ------  -------  ------  ------  -----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)            $ (1.5) $ (0.4)   $ (6.8) $ (3.7)   $ (1.6) $(0.3)  $ (1.9) $(0.3)  $ (0.3) $(0.2)
      Capital gains distributions                 --      --      56.7      --        --     --       --     --       --     --
      Realized gain (loss) on sales of fund
         shares                                  4.4     2.2       9.5     3.9       1.1     --      2.2    0.8      3.4    1.4
      Change in unrealized appreciation/
         depreciation on investments during
         the period                             12.8    12.0      30.9    96.5      23.8    9.2     10.8    6.8      0.7    6.3
                                              ------  ------    ------  ------    ------  -----   ------  -----   ------  -----
   Net increase (decrease) in net assets
      from operations                           15.7    13.8      90.3    96.7      23.3    8.9     11.1    7.3      3.8    7.5

   From contractholder transactions:
      Variable annuity deposits                131.3    65.0     246.2   481.3     188.4   55.4    210.0   72.7      5.0   35.0
      Contractholder maintenance charges        (0.6)   (0.1)     (1.2)   (0.5)     (1.1)  (0.1)    (2.2)  (0.1)    (0.8)    --
      Terminations and withdrawals              (1.9)   (1.7)    (20.5)  (11.9)     (4.9)    --    (39.5)    --    (13.9)    --
      Transfers between subaccounts, net       (36.0)  (17.0)    (14.9)   16.7       2.4    3.7      1.0   (2.4)    (0.7)  (7.5)
                                              ------  ------    ------  ------    ------  -----   ------  -----   ------  -----
   Net increase (decrease) in net assets
      from contractholder transactions          92.8    46.2     209.6   485.6     184.8   59.0    169.3   70.2    (10.4)  27.5
                                              ------  ------    ------  ------    ------  -----   ------  -----   ------  -----
Net increase (decrease) in net assets          108.5    60.0     299.9   582.3     208.1   67.9    180.4   77.5     (6.6)  35.0
Net assets at beginning of period               64.9     4.9     582.3      --      67.9     --     79.0    1.5     36.3    1.3
                                              ------  ------    ------  ------    ------  -----   ------  -----   ------  -----
Net assets at end of period                   $173.4  $ 64.9    $882.2  $582.3    $276.0  $67.9   $259.4  $79.0   $ 29.7  $36.3
                                              ======  ======    ======  ======    ======  =====   ======  =====   ======  =====

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                                              AMERICAN       AMERICAN
                                                               AMERICAN       AMERICAN         CENTURY        CENTURY
                                                  AIM           CENTURY        CENTURY         EQUITY      INTERNATIONAL
                                               TECHNOLOGY      HERITAGE        SELECT          INCOME          GROWTH
                                               SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                             --------------  ------------  --------------  --------------  -------------
                                              2004    2003    2004   2003   2004    2003    2004    2003    2004    2003
                                             ------  ------  -----  -----  ------  ------  ------  ------  ------  -----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)           $ (1.0) $(0.3) $(0.4) $(0.1) $ (5.8) $ (3.9) $  2.9  $  2.0  $  0.3  $  --
      Capital gains distributions                --     --     --     --      --      --    17.0     2.2      --     --
      Realized gain (loss) on sales of fund
         shares                                (1.4)   2.3    1.1    0.1     8.1     2.7     2.5     1.0     1.3   (0.4)
      Change in unrealized appreciation/
         depreciation on investments during
         the period                             5.3    5.5    2.3    3.1    35.9    88.6     5.3    20.4    24.9   13.6
                                             ------  -----  -----  -----  ------  ------  ------  ------  ------  -----
   Net increase (decrease) in net assets
      from operations                           2.9    7.5    3.0    3.1    38.2    87.4    27.7    25.6    26.5   13.2

   From contractholder transactions:
      Variable annuity deposits                80.5   38.1   17.4   19.3   120.8   476.5   142.6   146.1   114.5   66.9
      Contractholder maintenance charges       (0.7)  (0.1)  (0.1)    --    (0.6)   (0.4)   (1.2)   (0.5)   (0.5)  (0.1)
      Terminations and withdrawals             (5.5)  (0.7)  (1.8)    --   (36.6)   (4.6)   (2.9)     --    (0.8)  (0.2)
      Transfers between subaccounts, net      (13.3)  15.3    4.1    0.5    (0.8)   (0.9)   33.7   (23.7)    4.7   (0.8)
                                             ------  -----  -----  -----  ------  ------  ------  ------  ------  -----
   Net increase (decrease) in net assets
      from contractholder transactions         61.0   52.6   19.6   19.8    82.8   470.6   172.2   121.9   117.9   65.8
                                             ------  -----  -----  -----  ------  ------  ------  ------  ------  -----
Net increase (decrease) in net assets          63.9   60.1   22.6   22.9   121.0   558.0   199.9   147.5   144.4   79.0
Net assets at beginning of period              60.1     --   22.9     --   559.3     1.3   157.6    10.1    79.0     --
                                             ------  -----  -----  -----  ------  ------  ------  ------  ------  -----
Net assets at end of period                  $124.0  $60.1  $45.5  $22.9  $680.3  $559.3  $357.5  $157.6  $223.4  $79.0
                                             ======  =====  =====  =====  ======  ======  ======  ======  ======  =====

**   For the period from July 1, 2003 (inception date) to December 31, 2003.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                                        DREYFUS                        DREYFUS
                                                       AMERICAN                         PREMIER        DREYFUS         GENERAL
                                                       CENTURY          DREYFUS        STRATEGIC       MID CAP          MONEY
                                                        ULTRA        APPRECIATION        VALUE          VALUE          MARKET
                                                      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                    -------------  ----------------  -------------  -------------  --------------
                                                     2004  2003**    2004     2003    2004    2003   2004    2003   2004    2003
                                                    -----  ------  --------  ------  ------  -----  ------  -----  ------  ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                  $(0.3)  $ --   $    7.5  $  3.3  $ (0.8) $(0.1) $ (0.9) $(0.2) $ (1.3) $ (0.9)
      Capital gains distributions                      --     --         --      --      --     --      --     --      --      --
      Realized gain (loss) on sales of fund shares     --     --        3.8     0.5     4.8    0.1     4.2    0.2      --      --
      Change in unrealized appreciation/
         depreciation on investments during the
         period                                       3.2     --       43.2    82.7    11.7    5.3     8.4    8.3      --      --
                                                    -----   ----   --------  ------  ------  -----  ------  -----  ------  ------
   Net increase (decrease) in net assets from
      operations                                      2.9     --       54.5    86.5    15.7    5.3    11.7    8.3    (1.3)   (0.9)

   From contractholder transactions:
      Variable annuity deposits                      35.1    3.0      523.4   606.7    76.7   29.5    98.9   20.5   439.0   303.2
      Contractholder maintenance charges             (0.1)    --       (1.9)   (0.5)   (0.4)    --    (0.8)    --    (0.6)   (0.5)
      Terminations and withdrawals                   (2.1)    --      (54.1)   (4.6)   (1.4)    --   (17.1)  (0.2)   (5.2)  (92.5)
      Transfers between subaccounts, net              5.8    0.1       45.4    12.4    10.2     --   (15.9)   1.0   (92.3)  (76.2)
                                                    -----   ----   --------  ------  ------  -----  ------  -----  ------  ------
   Net increase (decrease) in net assets from
      contractholder transactions                    38.7    3.1      512.8   614.0    85.1   29.5    65.1   21.3   340.9   134.0
                                                    -----   ----   --------  ------  ------  -----  ------  -----  ------  ------
Net increase (decrease) in net assets                41.6    3.1      567.3   700.5   100.8   34.8    76.8   29.6   339.6   133.1
Net assets at beginning of period                     3.1     --      701.8     1.3    34.8     --    30.7    1.1   134.3     1.2
                                                    -----   ----   --------  ------  ------  -----  ------  -----  ------  ------
Net assets at end of period                         $44.7   $3.1   $1,269.1  $701.8  $135.6  $34.8  $107.5  $30.7  $473.9  $134.3
                                                    =====   ====   ========  ======  ======  =====  ======  =====  ======  ======

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                                                      FIDELITY
                                                       FIDELITY        FIDELITY                        ADVISOR
                                                       ADVISOR          ADVISOR        FIDELITY     INTERNATIONAL     FIDELITY
                                                        VALUE          DIVIDEND         ADVISOR        CAPITAL         ADVISOR
                                                      STRATEGIES        GROWTH          MID CAP     APPRECIATION    REAL ESTATE
                                                      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                    --------------  --------------  -------------  --------------  --------------
                                                     2004    2003    2004    2003    2004    2003   2004    2003    2004   2003**
                                                    ------  ------  ------  ------  ------  -----  ------  ------  ------  ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                  $ (2.3) $ (0.4) $   --  $ (0.2) $ (1.2) $(0.4) $ (6.4) $ (4.0) $  0.6    $0.1
      Capital gains distributions                      1.2      --      --      --     4.9     --      --      --     4.2      --
      Realized gain (loss) on sales of fund shares     3.3     3.3     4.8     2.0     1.7    0.3    39.1     8.0     4.5      --
      Change in unrealized appreciation/
         depreciation on investments during the
         period                                       28.9    16.7     1.7    11.4    15.5   18.1    37.6   157.7    18.1     0.2
                                                    ------  ------  ------  ------  ------  -----  ------  ------  ------    ----
   Net increase (decrease) in net assets from
      operations                                      31.1    19.6     6.5    13.2    20.9   18.0    70.3   161.7    27.4     0.3

   From contractholder transactions:
      Variable annuity deposits                      218.3    60.7   170.8    96.6    86.1   55.0   231.5   473.8    85.5     2.6
      Contractholder maintenance charges              (2.3)   (0.2)   (0.5)   (0.1)   (0.2)  (0.1)   (1.7)   (0.4)   (0.3)     --
      Terminations and withdrawals                   (25.6)   (1.7)   (6.4)   (0.3)   (0.5)    --   (45.0)  (12.5)   (1.3)     --
      Transfers between subaccounts, net             (30.6)   40.9   (38.4)  (25.3)    0.5   (1.3) (114.8)   26.3    14.5     3.7
                                                    ------  ------  ------  ------  ------  -----  ------  ------  ------    ----
    Net increase (decrease) in net assets from
      contractholder transactions                    159.8    99.7   125.5    70.9    85.9   53.6    70.0   487.2    98.4     6.3
                                                    ------  ------  ------  ------  ------  -----  ------  ------  ------    ----
Net increase (decrease) in net assets                190.9   119.3   132.0    84.1   106.8   71.6   140.3   648.9   125.8     6.6
Net assets at beginning of period                    119.3      --    84.1      --    71.6     --   650.1     1.2     6.6      --
                                                    ------  ------  ------  ------  ------  -----  ------  ------  ------    ----
Net assets at end of period                         $310.2  $119.3  $216.1  $ 84.1  $178.4  $71.6  $790.4  $650.1  $132.4    $6.6
                                                    ======  ======  ======  ======  ======  =====  ======  ======  ======    ====

**   For the period from July 1, 2003 (inception date) to December 31, 2003.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                                                          PIMCO           PIMCO
                                      NORTHERN INSTITUTIONAL  NORTHERN LARGE CAP   NORTHERN SELECT     REAL RETURN    TOTAL RETURN
                                        BALANCED SUBACCOUNT     VALUE SUBACCOUNT  EQUITY SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                      ----------------------  ------------------  -----------------  --------------  --------------
                                            2004  2003**          2004  2003**       2004  2003**     2004   2003**    2004  2003**
                                           -----  ------          ----  ------       ----  ------    -----   ------  ------  ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)         $ 0.2   $ --          $ 0.3   $ --        $ --   $ --     $  4.1  $  --   $  0.5   $ --
      Capital gains distributions            0.4     --             --     --          --     --        6.4    0.4      4.5     --
      Realized gain (loss) on sales
         of fund shares                       --     --            1.8     --          --     --        0.8     --       --     --
      Change in unrealized
         appreciation/depreciation
         on investments during the
         period                              0.8     --            3.1     --         0.1    0.1        0.1   (0.3)    (2.4)    --
                                           -----   ----          -----   ----        ----   ----     ------  -----   ------   ----
   Net increase (decrease) in net
      assets from operations                 1.4     --            5.2     --         0.1    0.1       11.4    0.1      2.6     --

   From contractholder transactions:
      Variable annuity deposits             37.2    1.1           72.8    0.4         1.0    1.8      243.6    3.9    154.0    5.7
      Contractholder maintenance
         charges                            (0.1)    --           (0.1)    --          --     --       (0.5)    --     (0.4)    --
      Terminations and withdrawals          (0.8)    --           (0.2)    --          --     --      (11.9)    --     (0.6)    --
      Transfers between subaccounts,
         net                                 3.1     --           (4.5)    --         0.2     --       23.9    5.5     32.3    0.2
                                           -----   ----          -----   ----        ----   ----     ------  -----   ------   ----
   Net increase (decrease) in net
      assets from contractholder
      transactions                          39.4    1.1           68.0    0.4         1.2    1.8      255.1    9.4    185.3    5.9
                                           -----   ----          -----   ----        ----   ----     ------  -----   ------   ----
Net increase (decrease) in net
   assets                                   40.8    1.1           73.2    0.4         1.3    1.9      266.5    9.5    187.9    5.9
Net assets at beginning of period            1.1     --            0.4     --         1.9     --        9.5     --      5.9     --
                                           -----   ----          -----   ----        ----   ----     ------  -----   ------   ----
Net assets at end of period                $41.9   $1.1          $73.6   $0.4        $3.2   $1.9     $276.0  $ 9.5   $193.8   $5.9
                                           =====   ====          =====   ====        ====   ====     ======  =====   ======   ====

**   For the period from July 1, 2003 (inception date) to December 31, 2003.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                                                          SECURITY        SECURITY
                                                                    RYDEX SECTOR    SECURITY CAPITAL     DIVERSIFIED       INCOME
                                                    RS PARTNERS       ROTATION       PRESERVATION          INCOME       OPPORTUNITY
                                                     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                  ---------------  --------------  -----------------  ----------------  -----------
                                                   2004    2003**   2004   2003**    2004      2003     2004     2003      2004*
                                                  ------   ------  -----   ------  --------   ------  -------   ------  -----------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                $ (3.2)   $  --  $(0.3)   $ --   $   47.3   $  8.1  $  16.4   $  8.4     $ 0.1
      Capital gains distributions                   29.6      0.7     --      --       12.3       --       --       --        --
      Realized gain (loss) on sales of fund
         shares                                      5.1       --     --      --        4.7       --     (1.7)     1.2        --
      Change in unrealized appreciation/
         depreciation on investments during the
         period                                     68.5      0.4    5.5      --       (9.5)      --     (3.8)    (4.7)       --
                                                  ------    -----  -----    ----   --------   ------  -------   ------     -----
   Net increase (decrease) in net assets from
      operations                                   100.0      1.1    5.2      --       54.8      8.1     10.9      4.9       0.1

   From contractholder transactions:
      Variable annuity deposits                    413.2      9.3   33.7     1.3      822.5    662.0    108.7    422.8      16.4
      Contractholder maintenance charges            (1.7)      --   (0.3)     --       (6.2)    (1.9)    (3.9)    (1.4)       --
      Terminations and withdrawals                  (0.7)      --   (1.9)     --     (199.3)      --    (16.3)    (1.2)       --
      Transfers between subaccounts, net           128.5      3.4   11.1      --     (173.9)   (12.6)  (120.2)    14.6        --
                                                  ------    -----  -----    ----   --------   ------  -------   ------     -----
   Net increase (decrease) in net assets from
      contractholder transactions                  539.3     12.7   42.6     1.3      443.1    647.5    (31.7)   434.8      16.4
                                                  ------    -----  -----    ----   --------   ------  -------   ------     -----
Net increase (decrease) in net assets              639.3     13.8   47.8     1.3      497.9    655.6    (20.8)   439.7      16.5
Net assets at beginning of period                   13.8       --    1.3      --      676.1     20.5    440.6      0.9        --
                                                  ------    -----  -----    ----   --------   ------  -------   ------     -----
Net assets at end of period                       $653.1    $13.8  $49.1    $1.3   $1,174.0   $676.1  $ 419.8   $440.6     $16.5
                                                  ======    =====  =====    ====   ========   ======  =======   ======     =====

*    For the period from April 1, 2004 (inception date) to December 31, 2004.

**   For the period from July 1, 2003 (inception date) to December 31, 2003.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                                                                    SECURITY
                                                    SECURITY        SECURITY          SECURITY        SECURITY      LARGE CAP
                                                   HIGH YIELD   ALPHA OPPORTUNITY      GLOBAL          EQUITY         GROWTH
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  -----------------  --------------  -------------  -------------
                                                  2004  2003**      2004   2003     2004    2003    2004    2003   2004    2003
                                                 -----  ------     ------  ----    ------  ------  ------  -----  ------  -----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)               $ 1.5   $ 0.2       (0.3) $ --    $ (5.9) $ (3.8) $ (0.4) $  --  $ (0.7) $  --
      Capital gains distributions                   --      --        7.5    --        --      --     2.4     --      --     --
      Realized gain (loss) on sales of fund
         shares                                     --     2.2        0.1    --      34.4     5.3     1.0    0.1     0.2     --
      Change in unrealized appreciation/
         depreciation on investments during the
         period                                    2.1     0.1        2.9    --      88.3   157.9    (1.0)   1.0     1.7    1.5
                                                 -----   -----     ------  ----    ------  ------  ------  -----  ------  -----
   Net increase (decrease) in net assets from
      operations                                   3.6     2.5       10.2    --     116.8   159.4     2.0    1.1     1.2    1.5

   From contractholder transactions:
      Variable annuity deposits                   54.1     5.0       43.9   0.5     196.1   462.1    58.6    9.0    83.2   19.6
      Contractholder maintenance charges          (0.1)     --       (0.1)   --      (0.9)   (0.4)   (0.2)    --    (0.3)    --
      Terminations and withdrawals                (0.3)     --       (0.3)   --     (33.4)   (6.5)   (2.3)    --    (0.1)    --
      Transfers between subaccounts, net          13.5    (1.1)      61.9    --     (48.7)  (11.3)  (33.9)   1.4   (13.7)  (1.0)
                                                 -----   -----     ------  ----    ------  ------  ------  -----  ------  -----
   Net increase (decrease) in net assets from
      contractholder transactions                 67.2     3.9      105.4   0.5     113.1   443.9    22.2   10.4    69.1   18.6
                                                 -----   -----     ------  ----    ------  ------  ------  -----  ------  -----
Net increase (decrease) in net assets             70.8     6.4      115.6   0.5     229.9   603.3    24.2   11.5    70.3   20.1
Net assets at beginning of period                  6.4      --        0.5    --     604.4     1.1    11.5     --    20.1     --
                                                 -----   -----     ------  ----    ------  ------  ------  -----  ------  -----
Net assets at end of period                      $77.2   $ 6.4     $116.1  $0.5    $834.3  $604.4  $ 35.7  $11.5  $ 90.4  $20.1
                                                 =====   =====     ======  ====    ======  ======  ======  =====  ======  =====

**   For the period from July 1, 2003 (inception date) to December 31, 2003.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                  SECURITY          SECURITY         SECURITY          SECURITY        SECURITY
                                               MID CAP VALUE   SMALL CAP GROWTH  SOCIAL AWARENESS  LARGE CAP VALUE  MID CAP GROWTH
                                                 SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                             ----------------  ----------------  ----------------  ---------------  --------------
                                               2004     2003     2004   2003         2004  2003      2004   2003     2004    2003
                                             --------  ------   ------ ------       -----  ----     -----  -----    ------  ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)           $   (9.9) $ (4.5)  $(0.4) $ (0.2)      $(0.2) $ --     $(0.4) $  --    $ (1.9) $ (0.6)
      Capital gains distributions               101.9     7.4      --      --          --    --        --     --      14.1     2.4
      Realized gain (loss) on sales of fund
         shares                                  52.7     9.9    (0.5)    9.1         0.1    --       0.7    0.2       1.1    14.8
      Change in unrealized appreciation/
         depreciation on investments during
         the period                             134.9   198.3     4.0     2.9         0.5   0.5       3.2    2.2       0.4    10.8
                                             --------  ------   -----  ------       -----  ----     -----  -----    ------  ------
   Net increase (decrease) in net assets
      from operations                           279.6   211.1     3.1    11.8         0.4   0.5       3.5    2.4      13.7    27.4

   From contractholder transactions:
      Variable annuity deposits                 627.5   491.4    21.0    25.2        13.2   4.7      30.7   17.7     167.6    78.3
      Contractholder maintenance charges         (3.6)   (0.8)   (0.2)   (0.1)       (0.1)   --      (0.2)    --      (0.7)   (0.1)
      Terminations and withdrawals              (59.0)   (4.5)   (0.3)     --        (1.9)   --      (0.5)  (0.8)     (3.3)   (0.2)
      Transfers between subaccounts, net        (70.1)   89.4    (7.8)  (10.2)       (1.6)  0.1      (1.7)  (0.1)     (0.1)  (28.3)
                                             --------  ------   -----  ------       -----  ----     -----  -----    ------  ------
   Net increase (decrease) in net assets
      from contractholder transactions          494.8   575.5    12.7    14.9         9.6   4.8      28.3   16.8     163.5    49.7
                                             --------  ------   -----  ------       -----  ----     -----  -----    ------  ------
Net increase (decrease) in net assets           774.4   786.6    15.8    26.7        10.0   5.3      31.8   19.2     177.2    77.1
Net assets at beginning of period               798.1    11.5    28.2     1.5         6.1   0.8      19.6    0.4      77.1      --
                                             --------  ------   -----  ------       -----  ----     -----  -----    ------  ------
Net assets at end of period                  $1,572.5  $798.1   $44.0  $ 28.2       $16.1  $6.1     $51.4  $19.6    $254.3  $ 77.1
                                             ========  ======   =====  ======       =====  ====     =====  =====    ======  ======

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                               STRONG                       STRONG                       VAN KAMPEN
                                             GROWTH AND      STRONG      ADVISOR SMALL      STRONG       EQUITY AND
                                               INCOME       GROWTH 20      CAP VALUE     OPPORTUNITY       INCOME
                                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                           -------------  ------------  --------------  ------------   --------------
                                            2004    2003   2004   2003   2004    2003    2004   2003    2004    2003
                                           ------  -----  -----  -----  ------  ------  -----  -----   ------  ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)         $ (0.2) $(0.2) $(0.4) $  --  $ (5.8) $ (4.2) $(0.4) $(0.2)  $  4.6  $  1.2
      Capital gains distributions              --     --     --     --    79.4    15.8     --     --      0.8      --
      Realized gain (loss) on sales
         of fund shares                       1.9    0.2    0.9    1.0    50.1    12.6    1.0    0.3      3.9     2.7
      Change in unrealized
         appreciation/ depreciation
         on investments during the period     1.7    5.3    2.1    1.6    (4.5)  180.6    4.9    5.8     37.0    14.8
                                           ------  -----  -----  -----  ------  ------  -----  -----   ------  ------
   Net increase (decrease) in net
      assets from operations                  3.4    5.3    2.6    2.6   119.2   204.8    5.5    5.9     46.3    18.7

   From contractholder transactions:
      Variable annuity deposits              33.3   36.1   13.1   15.7   129.1   487.2   11.5   22.4    355.6   219.0
      Contractholder maintenance charges     (0.4)    --   (0.2)    --    (0.6)   (0.5)  (0.2)    --     (1.5)   (0.3)
      Terminations and withdrawals           (6.6)  (2.0)  (0.9)  (0.1)  (32.4)  (11.5)  (2.7)  (1.7)    (2.0)   (0.4)
      Transfers between subaccounts, net    (10.6)  (0.2)  (7.4)  (1.8) (136.9)   (5.8)   0.5   (0.1)     2.3   (82.2)
                                           ------  -----  -----  -----  ------  ------  -----  -----   ------  ------
   Net increase (decrease) in net
      assets from contractholder
      transactions                           15.7   33.9    4.6   13.8   (40.8)  469.4    9.1   20.6    354.4   136.1
                                           ------  -----  -----  -----  ------  ------  -----  -----   ------  ------
Net increase (decrease) in net assets        19.1   39.2    7.2   16.4    78.4   674.2   14.6   26.5    400.7   154.8
Net assets at beginning of period            39.2     --   16.4     --   675.4     1.2   28.0    1.5    160.2     5.4
                                           ------  -----  -----  -----  ------  ------  -----  -----   ------  ------
Net assets at end of period                $ 58.3  $39.2  $23.6  $16.4  $753.8  $675.4  $42.6  $28.0   $560.9  $160.2
                                           ======  =====  =====  =====  ======  ======  =====  =====   ======  ======

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                         VAN KAMPEN          VAN KAMPEN
                                                          COMSTOCK       AGGRESSIVE GROWTH
                                                         SUBACCOUNT          SUBACCOUNT
                                                     -----------------   -----------------
                                                       2004      2003       2004    2003
                                                     --------   ------     -----   -----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                   $    4.7   $  2.8     $(0.3)  $  --
      Capital gains distributions                          --       --        --      --
      Realized gain (loss) on sales of fund shares       11.4      2.3       0.4     0.1
      Change in unrealized appreciation/
         depreciation on investments during the
         period                                         178.4    120.4       3.6     2.5
                                                     --------   ------     -----   -----
   Net increase (decrease) in net assets from
      operations                                        194.5    125.5       3.7     2.6

   From contractholder transactions:
      Variable annuity deposits                         662.1    621.1      16.3    11.6
      Contractholder maintenance charges                 (2.8)    (0.7)     (0.1)     --
      Terminations and withdrawals                      (34.5)   (12.4)     (1.3)     --
      Transfers between subaccounts, net                (34.6)    29.8       1.7     2.4
                                                     --------   ------     -----   -----
   Net increase (decrease) in net assets from
      contractholder transactions                       590.2    637.8      16.6    14.0
                                                     --------   ------     -----   -----
Net increase (decrease) in net assets                   784.7    763.3      20.3    16.6
Net assets at beginning of period                       764.5      1.2      16.6      --
                                                     --------   ------     -----   -----
Net assets at end of period                          $1,549.2   $764.5     $36.9   $16.6
                                                     ========   ======     =====   =====

See accompanying notes.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2004

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Security Benefit Advisor Variable Annuity of Security Benefit Life Insurance Company (APVASBL) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for APVASBL are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account for APVASBL are invested in AIM Growth Series, AIM Equity Series, American Century Investments, Inc., Dreyfus Appreciation Fund, Inc., Dreyfus Growth and Value Funds, Inc., Fidelity Advisor Series I, INVESCO Stock Funds, Inc., INVESCO Sector Funds, Inc., Northern Trust Investments, Inc., Pacific Investment Management Company, Inc., RS Investments Management, Rydex Global Advisors, Inc., Security Income Fund, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security High Yield, Security Income Opportunity, Strong Conservative Equity Funds, Inc., Strong Equity Funds, Inc., Van Kampen Equity and Income Fund, Van Kampen Comstock Fund, and Van Kampen Aggressive Growth Fund. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

                     SUBACCOUNT                                                MUTUAL FUND
                     ----------                                                -----------
                                                      AIM Growth Series:
AIM Basic Value                                          AIM Basic Value Fund (Class A)
AIM Mid Cap Core Equity                                  AIM Mid Cap Core Equity Fund (Class A)
AIM Small Cap Growth                                     AIM Small Cap Growth Fund (Class A)
AIM Dynamics                                             AIM Dynamics Fund (Class K)
AIM Technology                                           AIM Technology Fund (Class K)
                                                      AIM Equity Series:
AIM Blue Chip                                            AIM Blue Chip Fund (Class A)
                                                      American Century Investments, Inc.:
American Century Heritage                                American Century Heritage Fund (Advisor Class)
American Century Select                                  American Century Select Fund (Advisor Class)
American Century Equity Income                           American Century Equity Income Fund (Advisor Class)
American Century International Growth                    American Century International Growth Fund (Advisor Class)
American Century Ultra                                   American Century Ultra Fund (Advisor Class)
Dreyfus Appreciation                                  Dreyfus Appreciation Fund, Inc. (Class A)

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                     SUBACCOUNT                                                    MUTUAL FUND
                     ----------                                                    -----------
                                                      Dreyfus Growth and Value Funds, Inc.:
Dreyfus Premier Strategic Value                          Dreyfus Premier Strategic Value Fund (Class A)
Dreyfus Mid Cap Value                                    Dreyfus Midcap Value Fund (Class A)
Dreyfus General Money Market                             Dreyfus General Money Market Fund (Class A)
                                                      Fidelity Advisor Series I:
Fidelity Advisor Value Strategies                        Fidelity Advisor Value Strategies Fund (Class T)
Fidelity Advisor Dividend Growth                         Fidelity Advisor Dividend Growth Fund (Class T)
Fidelity Advisor Mid Cap                                 Fidelity Advisor Mid Cap Fund (Class T)
Fidelity Advisor International Capital Appreciation      Fidelity Advisor International Capital Appreciation Fund (Class T)
Fidelity Advisor Real Estate                             Fidelity Advisor Real Estate Fund (Class T)
                                                      Northern Trust Investments, Inc.:
Northern Institutional Balanced                          Northern Institutional Balanced Fund (Class A)
Northern Large Cap Value                                 Northern Large Cap Value Fund
Northern Select Equity                                   Northern Select Equity Fund
                                                      Pacific Investment Management Company, Inc.:
PIMCO Real Return                                        PIMCO Real Return Fund (Class R)
PIMCO Total Return                                       PIMCO Total Return Fund (Class R)
                                                      RS Investments Management:
RS Partners                                              RS Partners Fund
                                                      Rydex Global Advisors, Inc., Funds:
Rydex Sector Rotation                                    Rydex Sector Rotation Fund (Class H)
                                                      Security Income Fund:
Security Capital Preservation                            Security Capital Preservation Fund (Class A)
Security Diversified Income                              Security Diversified Income Fund (Class A)
                                                      Security Equity Fund:
Security Alpha Opportunity                               Security Alpha Opportunity (Class A)
Security Global                                          Security Global Series (Class A)
Security Equity*                                         Security Equity Series (Class A)
Security Large Cap Growth                                Security Large Cap Growth Series (Class A)
Security Mid Cap Value                                   Security Mid Cap Value Series (Class A)
Security Small Cap Growth                                Security Small Cap Growth Series (Class A)
Security Social Awareness                                Security Social Awareness Series (Class A)
Security Large Cap Value                              Security Large Cap Value Fund (Class A)
Security Mid Cap Growth                               Security Mid Cap Growth Fund (Class A)
Security High Yield                                   Security High Yield (Class A)
Security Income Opportunity                           Security Income Opportunity (Class A)
                                                      Strong Conservative Equity Funds, Inc.:
Strong Growth and Income                                 Strong Growth and Income Fund (Advisor Class)
                                                      Strong Equity Funds, Inc.:
Strong Growth 20                                         Strong Growth 20 Fund (Advisor Class)
Strong Advisor Small Cap Value                           Strong Advisor Small Cap Value Fund (Advisor Class)
Strong Opportunity                                       Strong Opportunity Fund (Advisor Class)

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                     SUBACCOUNT                                       MUTUAL FUND
                     ----------                                       -----------
Van Kampen Equity and Income                          Van Kampen Equity and Income Fund (Class A)
Van Kampen Comstock                                   Van Kampen Comstock Fund (Class A)
Van Kampen Aggressive Growth                          Van Kampen Aggressive Growth Fund (Class A)

The financial information set forth herein includes only the amounts in the Account supporting APVASBL. APVASBL was first offered on September 3, 2002.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

AIM Growth Series serves as investment advisor of AIM Basic Value Fund, AIM Mid Cap Core Equity Fund, AIM Small Cap Growth Fund, AIM Blue Chip Fund, AIM Dynamics Fund, and AIM Technology Fund. American Century Investment Management, Inc. serves as investment advisor of American Century Heritage Fund, American Century Select Fund, American Century Equity Income Fund, American Century International Growth Fund, and American Century Ultra Fund. The Dreyfus Corporation serves as investment advisor of Dreyfus Appreciation Fund, Inc., Dreyfus Premier Strategic Value Fund, Dreyfus Mid Cap Value Fund, and Dreyfus General Money Market Fund. Fidelity Management & Research Company serves as investment advisor of Fidelity Advisor Value Strategies Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor International Capital Appreciation Fund, and Fidelity Advisor Real Estate Fund. Northern Trust Investments, Inc. serves as investment advisor for Northern Institutional Balanced, Northern Large Cap Value, and Northern Select Equity. Pacific Investment Management Company serves as investment advisor for PIMCO Real Return Fund and PIMCO Total Return Fund. RS Investment Management serves as investment advisor for RS Partners Fund. Rydex Global Advisors serves as investment advisor for Rydex Sector Rotation Fund. Deutsche Asset Management, Inc. serves as investment advisor of Security Capital Preservation Fund. Security Management Company, LLC (SMC) serves as investment advisor of Security Diversified Income Fund, Security Global Series, Security Equity Series, Security High Yield Fund, Security Alpha Opportunity Fund, Security Large Cap Growth Series,

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Security Mid Cap Value Series, Security Small Cap Growth Series, Security Social Awareness Series, Security Large Cap Value Fund, and Security Mid Cap Growth Fund. SMC has engaged OppenheimerFunds, Inc. to provide subadvisory services to Security Small Cap Growth Series, and The Dreyfus Corporation to provide subadvisory services to Security Large Cap Value Fund. Strong Capital Management, Inc. serves as investment advisor of Strong Growth and Income Fund, Strong Growth 20 Fund, Strong Advisor Small Cap Value Fund, and Strong Opportunity Fund. Van Kampen Asset Management, Inc. serves as investment advisor of Van Kampen Equity and Income Fund, Van Kampen Comstock Fund, and Van Kampen Aggressive Growth Fund.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2004, were as follows:

                                         COST OF     PROCEEDS
              SUBACCOUNT                PURCHASES   FROM SALES
              ----------                ---------   ----------
                                            (In Thousands)
AIM Basic Value                           $135.3       44.0
AIM Mid Cap Core Equity                    314.4       54.9
AIM Small Cap Growth                       197.2       14.0
AIM Blue Chip                              221.4       54.0
AIM Dynamics                                 4.9       15.6
AIM Technology                              88.3       28.3
American Century Heritage                   29.2       10.0
American Century Select                    132.7       55.7
American Century Equity Income             216.1       24.0
American Century International Growth      126.5        8.3

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                     COST OF     PROCEEDS
            SUBACCOUNT              PURCHASES   FROM SALES
            ----------              ---------   ----------
                                        (In Thousands)
American Century Ultra                $ 41.9         3.5
Dreyfus Appreciation                   560.3        40.0
Dreyfus Premier Strategic Value        132.6        48.3
Dreyfus Mid Cap Value                   99.6        35.4
Dreyfus General Money Market           467.5       127.9
Fidelity Advisor Value Strategies      247.8        89.1
Fidelity Advisor Dividend Growth       189.2        63.7
Fidelity Advisor Mid Cap                97.4         7.8
Fidelity Advisor International
   Capital Appreciation                245.4       181.8
Fidelity Advisor Real Estate           144.4        41.2
Northern Institutional Balanced         42.5         2.5
Northern Large Cap Value               125.5        57.2
Northern Select Equity                   1.2           -
PIMCO Real Return                      343.8        78.2
PIMCO Total Return                     191.9         1.6
RS Partners                            618.2        52.5
Rydex Sector Rotation                   46.9         4.6
Security Capital Preservation          916.0       413.3
Security Diversified Income            129.4       144.7
Security Income Opportunity*            16.5          --
Security High Yield                     70.4         1.7
Security Alpha Opportunity             115.5         2.9
Security Global                        234.3       127.1
Security Equity                         71.7        47.5
Security Large Cap Growth               90.2        21.8
Security Mid Cap Value                 791.8       205.0
Security Small Cap Growth               26.0        13.7
Security Social Awareness               14.5         5.1
Security Large Cap Value                37.6         9.7

*    For the period from April 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                  COST OF     PROCEEDS
          SUBACCOUNT             PURCHASES   FROM SALES
          ----------             ---------   ----------
                                     (In Thousands)
Security Mid Cap Growth            $258.9        83.2
Strong Growth and Income             35.8        20.3
Strong Growth 20                     12.9         8.7
Strong Advisor Small Cap Value      213.5       180.7
Strong Opportunity                   13.1         4.4
Van Kampen Equity and Income        413.9        54.1
Van Kampen Comstock                 667.2        72.3
Van Kampen Aggressive Growth         19.9         3.6

ANNUITY RESERVES

As of December 31, 2004, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net assets value. Additionally, SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% of the average daily net asset value. Additionally, SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1% of the contract value.

When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3.   SUMMARY OF UNIT TRANSACTIONS

The changes in units outstanding for the years ended December 31, 2004 and December 31, 2003, were as follows:

                                       2004                             2003
                          ------------------------------   ------------------------------
                                                  NET                              NET
                           UNITS     UNITS     INCREASE     UNITS     UNITS     INCREASE
       SUBACCOUNT         ISSUED   REDEEMED   (DECREASE)   ISSUED   REDEEMED   (DECREASE)
       ----------         ------   --------   ----------   ------   --------   ----------
                                                   (In Thousands)
AIM Basic Value             17        (6)         11         10        (4)          6
AIM Mid Cap Core Equity     35       (12)         23         65        (6)         59

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

3.   SUMMARY OF UNIT TRANSACTIONS (CONTINUED)

                                                      2004                             2003
                                         ------------------------------   ------------------------------
                                                                 NET                              NET
                                          UNITS     UNITS     INCREASE     UNITS     UNITS     INCREASE
              SUBACCOUNT                 ISSUED   REDEEMED   (DECREASE)   ISSUED   REDEEMED   (DECREASE)
              ----------                 ------   --------   ----------   ------   --------   ----------
                                                                    (In Thousands)
AIM Small Cap Growth                        26       (2)         24         10        (2)          8
AIM Blue Chip                               37      (12)         25         13        (2)         11
AIM Dynamics                                 1       (2)         (1)         6        (1)          5
AIM Technology                              21       (8)         13         39       (27)         12
American Century Heritage                    5       (2)          3          3        --           3
American Century Select                     23      (10)         13         79        (6)         73
American Century Equity Income              24       (8)         16         17        (4)         13
American Century International
   Growth                                   18       (1)         17         11        (1)         10
American Century Ultra                       5       (1)          4         --        --          --
Dreyfus Appreciation                        76      (11)         65         93        (9)         84
Dreyfus Premier Strategic Value             19      (10)          9          4        --           4
Dreyfus Mid Cap Value                       14       (7)          7          3        --           3
Dreyfus General Money Market                56      (18)         38         43       (29)         14
Fidelity Advisor Value Strategies           28      (13)         15         18        (7)         11
Fidelity Advisor Dividend Growth            26      (11)         15         14        (4)         10
Fidelity Advisor Mid Cap                    13       (4)          9          8        (1)          7
Fidelity Advisor International Capital
   Appreciation                             36      (26)         10         69        (6)         63
Fidelity Advisor Real Estate                13       (5)          8          1        --           1
Northern Institutional Balanced              6       (3)          3         --        --          --
Northern Large Cap Value                    13       (7)          6         --        --          --
Northern Select Equity                      --       --          --         --        --          --
PIMCO Real Return                           45      (19)         26          2        (1)          1
PIMCO Total Return                          20       (1)         19          1        --           1
RS Partners                                 50      (11)         39          1        --           1
Rydex Sector Rotation                        4       --           4          -        --          --
Security Capital Preservation              110      (64)         46         80       (15)         65
Security Diversified Income                 15      (17)         (2)        61       (19)         42
Security Income Opportunity*                 2       --           2         --        --          --
Security High Yield                          7       (1)          6         18       (17)          1
Security Alpha Opportunity                  10       --          10         --        --          --
Security Global                             35      (20)         15         78       (10)         68
Security Equity                              9       (6)          3          1        --           1

*    For the period from April 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

3.   SUMMARY OF UNIT TRANSACTIONS (CONTINUED)

                                              2004                             2003
                                 ------------------------------   ------------------------------
                                                         NET                              NET
                                  UNITS     UNITS     INCREASE     UNITS     UNITS     INCREASE
          SUBACCOUNT             ISSUED   REDEEMED   (DECREASE)   ISSUED   REDEEMED   (DECREASE)
          ----------             ------   --------   ----------   ------   --------   ----------
                                                         (In Thousands)
Security Large Cap Growth          17        (7)        10           4        (1)          3
Security Mid Cap Value             71       (29)        42          79       (12)         67
Security Small Cap Growth           3        (2)         1          11        (8)          3
Security Social Awareness           2        (1)         1           1        --           1
Security Large Cap Value            5        (1)         4           5        (3)          2
Security Mid Cap Growth            33       (15)        18          24       (16)          8
Strong Growth and Income            7        (4)         3           5        --           5
Strong Growth 20                    2        (2)        --           8        (5)          3
Strong Advisor Small Cap Value     13       (15)        (2)         65       (11)         54
Strong Opportunity                  2        (1)         1           3        --           3
Van Kampen Equity and Income       47       (11)        36          27       (12)         15
Van Kampen Comstock                92       (23)        69          97       (10)         87
Van Kampen Aggressive Growth        3        (1)         2           3        --           3

4.   UNIT VALUES

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the two years in the period ended December 31, 2004, follows:

           SUBACCOUNT                2004     2003     2002
           ----------              -------   ------   ------
AIM BASIC VALUE
Units                               18,419    7,340      711
Unit value                         $  9.42   $ 8.83   $ 6.87
Net assets (000s)                  $ 173.4   $ 64.9   $  4.9
Ratio of expenses to net assets*      0.90%    0.90%    0.90%
Investment income ratio**               --%      --%      --%
Total return***                       6.68%   28.53%   (2.97)%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                2004      2003     2002
           ----------              -------   -------   ------
AIM MID CAP CORE EQUITY
Units                               81,683    59,018       --
Unit value                         $ 10.80   $  9.87   $   --
Net assets (000s)                  $ 882.2   $ 582.3   $   --
Ratio of expenses to net assets*      0.90%     0.90%      --%
Investment income ratio**(1)          7.74%       --%      --%
Total return***                       9.42%    19.35%      --%

AIM SMALL CAP GROWTH
Units                               31,422     7,945       --
Unit value                         $  8.79   $  8.55   $   --
Net assets (000s)                  $ 276.0   $  67.9   $   --
Ratio of expenses to net assets*      0.90%     0.90%      --%
Investment income ratio**               --%       --%      --%
Total return***                       2.81%    30.73%      --%

AIM BLUE CHIP
Units                               36,104    11,028      247
Unit value                         $  7.18   $  7.16   $ 5.94
Net assets (000s)                  $ 259.4   $  79.0   $  1.5
Ratio of expenses to net assets*      0.90%     0.90%    0.90%
Investment income ratio**               --%       --%      --%
Total return***                       0.28%    20.54%   (2.30)%

AIM DYNAMICS
Units                                4,130     5,424      265
Unit value                         $  7.18   $  6.69   $ 5.04
Net assets (000s)                  $  29.7   $  36.3   $  1.3
Ratio of expenses to net assets*      0.90%     0.90%    0.90%
Investment income ratio**               --%       --%      --%
Total return***                       7.32%    32.74%    3.70%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                2004       2003     2002
           ----------              -------    -------   ------
AIM TECHNOLOGY
Units                               25,559     12,296       --
Unit value                         $  4.85    $  4.89   $   --
Net assets (000s)                  $ 124.0    $  60.1   $   --
Ratio of expenses to net assets*      0.90%      0.90%      --%
Investment income ratio**               --%        --%      --%
Total return***                      (0.82%)    31.10%      --%

AMERICAN CENTURY HERITAGE
Units                                5,602      2,900       --
Unit value                         $  8.12    $  7.90   $   --
Net assets (000s)                  $  45.5    $  22.9   $   --
Ratio of expenses to net assets*      0.90%      0.90%      --%
Investment income ratio**               --%        --%      --%
Total return***                       2.78%     13.51%      --%

AMERICAN CENTURY SELECT
Units                               86,670     73,396      209
Unit value                         $  7.85    $  7.62   $ 6.37
Net assets (000s)                  $ 680.3    $ 559.3   $  1.3
Ratio of expenses to net assets*      0.90%      0.90%    0.90%
Investment income ratio**               --%        --%      --%
Total return***                       3.02%     19.62%   (0.78)%

AMERICAN CENTURY EQUITY INCOME
Units                               29,286     13,942    1,063
Unit value                         $ 12.21    $ 11.31   $ 9.49
Net assets (000s)                  $ 357.5    $ 157.6   $ 10.1
Ratio of expenses to net assets*      0.90%      0.90%    0.90%
Investment income ratio**             8.61%      3.46%    1.06%
Total return***                       7.96%     19.18%    2.26%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

              SUBACCOUNT                  2004       2003     2002
              ----------                --------   -------   ------
AMERICAN CENTURY INTERNATIONAL GROWTH
Units                                     26,679    10,435       --
Unit value                              $   8.38   $  7.57   $   --
Net assets (000s)                       $  223.4   $  79.0   $   --
Ratio of expenses to net assets*            0.90%     0.90%      --%
Investment income ratio**                   1.12%     0.96%      --%
Total return***                            10.70%    18.28%      --%

AMERICAN CENTURY ULTRA
Units                                      3,827       283       --
Unit value                              $  11.68   $ 11.01   $   --
Net assets (000s)                       $   44.7   $   3.1   $   --
Ratio of expenses to net assets*            0.90%     0.90%      --%
Investment income ratio**                     --%       --%      --%
Total return***                             6.09%     3.09%      --%

DREYFUS APPRECIATION
Units                                    149,939    84,198      185
Unit value                              $   8.47   $  8.34   $ 7.20
Net assets (000s)                       $1,269.1   $ 701.8   $  1.3
Ratio of expenses to net assets*            0.90%     0.90%    0.90%
Investment income ratio**                   1.69%     2.17%      --%
Total return***                             1.56%    15.83%   (2.44)%

DREYFUS PREMIER STRATEGIC VALUE
Units                                     12,600     3,656       --
Unit value                              $  10.76   $  9.52   $   --
Net assets (000s)                       $  135.6   $  34.8   $   --
Ratio of expenses to net assets*            0.90%     0.90%      --%
Investment income ratio**                     --%       --%      --%
Total return***                            13.03%    32.59%      --%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

            SUBACCOUNT                2004      2003     2002
            ----------              -------   -------   ------
DREYFUS MID CAP VALUE
Units                                10,376     3,357      190
Unit value                          $ 10.36   $  9.17   $ 6.05
Net assets (000s)                   $ 107.5   $  30.7   $  1.1
Ratio of expenses to net assets*       0.90%     0.90%    0.90%
Investment income ratio**                --%       --%      --%
Total return***                       12.98%    51.57%    2.20%

DREYFUS GENERAL MONEY MARKET
Units                                52,667    14,420      119
Unit value                          $  8.99   $  9.31   $ 9.66
Net assets (000s)                   $ 473.9   $ 134.3   $  1.2
Ratio of expenses to net assets*       0.90%     0.90%    0.90%
Investment income ratio**              0.40%     0.48%    0.17%
Total return***                       (3.44%)   (3.62)%  (1.02)%

FIDELITY ADVISOR VALUE STRATEGIES
Units                                26,417    11,170       --
Unit value                          $ 11.74   $ 10.68   $   --
Net assets (000s)                   $ 310.2   $ 119.3   $   --
Ratio of expenses to net assets*       0.90%     0.90%      --%
Investment income ratio**(1)           0.58%       --%      --%
Total return***                        9.93%    48.95%      --%

FIDELITY ADVISOR DIVIDEND GROWTH
Units                                25,374     9,987       --
Unit value                          $  8.52   $  8.42   $   --
Net assets (000s)                   $ 216.1   $  84.1   $   --
Ratio of expenses to net assets*       0.90%     0.90%      --%
Investment income ratio**              1.18%     0.70%      --%
Total return***                        1.19%    13.78%      --%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

                     SUBACCOUNT                         2004      2003     2002
                     ----------                       -------   -------   ------
FIDELITY ADVISOR MID CAP
Units                                                  16,206     7,252       --
Unit value                                            $ 11.00   $  9.87   $   --
Net assets (000s)                                     $ 178.4   $  71.6   $   --
Ratio of expenses to net assets*                         0.90%     0.90%      --%
Investment income ratio**(1)                             3.93%       --%      --%
Total return***                                         11.45%    35.02%      --%

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION
Units                                                  71,828    62,572      151
Unit value                                            $ 11.00   $ 10.38   $ 7.66
Net assets (000s)                                     $ 790.4   $ 650.1   $  1.2
Ratio of expenses to net assets*                         0.90%     0.90%    0.90%
Investment income ratio**                                  --%       --%      --%
Total return***                                          5.97%    35.51%   (4.61)%

FIDELITY ADVISOR REAL ESTATE
Units                                                   8,756       557       --
Unit value                                            $ 15.12   $ 11.81   $   --
Net assets (000s)                                     $ 132.4   $   6.6   $   --
Ratio of expenses to net assets*                         0.90%     0.90%      --%
Investment income ratio**                                7.79%     2.28%      --%
Total return***                                         28.03%     5.54%      --%

NORTHERN INSTITUTIONAL BALANCED
Units                                                   3,846       105       --
Unit value                                            $ 10.88   $ 10.72   $   --
Net assets (000s)                                     $  41.9   $   1.1   $   --
Ratio of expenses to net assets*                         0.90%     0.90%      --%
Investment income ratio**                                3.45%     0.29%      --%
Total return***                                          1.49%     1.42%      --%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                2004     2003     2002
           ----------              -------   ------   ------
NORTHERN LARGE CAP VALUE
Units                                5,926       37     --
Unit value                         $ 12.42   $11.65    $--
Net assets (000s)                  $  73.6   $  0.4    $--
Ratio of expenses to net assets*      0.90%    0.90%    --%
Investment income ratio**             2.09%    1.22%    --%
Total return***                       6.61%   11.16%    --%

NORTHERN SELECT EQUITY
Units                                  294      169     --
Unit value                         $ 10.98   $10.95    $--
Net assets (000s)                  $   3.2   $  1.9    $--
Ratio of expenses to net assets*      0.90%    0.90%    --%
Investment income ratio**(1)          0.42%      --%    --%
Total return***                       0.27%    3.60%    --%

PIMCO REAL RETURN
Units                               26,708      965     --
Unit value                         $ 10.29   $ 9.87    $--
Net assets (000s)                  $ 276.0   $  9.5    $--
Ratio of expenses to net assets*      0.90%    0.90%    --%
Investment income ratio**             8.36%    0.27%    --%
Total return***                       4.26%    0.30%    --%

PIMCO TOTAL RETURN
Units                               19,758      602     --
Unit value                         $  9.80   $ 9.76    $--
Net assets (000s)                  $ 193.8   $  5.9    $--
Ratio of expenses to net assets*      0.90%    0.90%    --%
Investment income ratio**             5.59%    0.30%    --%
Total return***                       0.41%    0.93%    --%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                2004       2003      2002
           ----------              --------   -------    ------
RS PARTNERS
Units                                40,435     1,087        --
Unit value                         $  16.15   $ 12.74    $   --
Net assets (000s)                  $  653.1   $  13.8    $   --
Ratio of expenses to net assets*       0.90%     0.90%       --%
Investment income ratio**(1)           8.90%       --%       --%
Total return***                       26.77%    11.56%       --%

RYDEX SECTOR ROTATION
Units                                 4,039       115        --
Unit value                         $  12.15   $ 11.45    $   --
Net assets (000s)                  $   49.1   $   1.3    $   --
Ratio of expenses to net assets*       0.90%     0.90%       --%
Investment income ratio**                --%       --%       --%
Total return***                        6.11%     0.70%       --%

SECURITY CAPITAL PRESERVATION
Units                               113,336    66,733     2,012
Unit value                         $  10.34   $ 10.13    $10.18
Net assets (000s)                  $1,174.0   $ 676.1    $ 20.5
Ratio of expenses to net assets*       0.90%     0.90%     0.90%
Investment income ratio**              7.36%     3.18%     0.95%
Total return***                        2.07%    (0.49%)    0.00%

SECURITY DIVERSIFIED INCOME
Units                                39,926    41,660        81
Unit value                         $  10.52   $ 10.58    $10.71
Net assets (000s)                  $  419.8   $ 440.6    $  0.9
Ratio of expenses to net assets*       0.90%     0.90%     0.90%
Investment income ratio**              4.84%     4.72%     1.85%
Total return***                       (0.57%)   (1.21)%    0.85%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                2004      2003     2002
           ----------              -------   -------   ------
SECURITY INCOME OPPORTUNITY****
Units                                1,637        --       --
Unit value                         $ 10.05   $    --   $   --
Net assets (000s)                  $  16.5   $    --   $   --
Ratio of expenses to net assets*      0.90%       --%      --%
Investment income ratio**             1.34%       --%      --%
Total return***                       0.50%       --%      --%

SECURITY HIGH YIELD
Units                                6,915       615       --
Unit value                         $ 11.16   $ 10.46   $   --
Net assets (000s)                  $  77.2   $   6.4   $   --
Ratio of expenses to net assets*      0.90%     0.90%      --%
Investment income ratio**             4.38%     8.93%      --%
Total return***                       6.69%     6.95%      --%

SECURITY ALPHA OPPORTUNITY
Units                                9,287        42       --
Unit value                         $ 12.50   $ 11.57   $   --
Net assets (000s)                  $ 116.1   $    .5   $   --
Ratio of expenses to net assets*      0.90%     0.90%      --%
Investment income ratio**            12.94%       --%      --%
Total return***                       8.04%     0.70%      --%

SECURITY GLOBAL
Units                               82,366    67,706      176
Unit value                         $ 10.13   $  8.93   $ 6.56
Net assets (000s)                  $ 834.3   $ 604.4   $  1.1
Ratio of expenses to net assets*      0.90%     0.90%    0.90%
Investment income ratio**               --%       --%      --%
Total return***                      13.44%    36.13%   (5.07)%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                2004        2003     2002
           ----------              -------     -------   ------
SECURITY EQUITY
Units                                 4,501      1,491       --
Unit value                         $   7.94    $  7.69   $   --
Net assets (000s)                  $   35.7    $  11.5   $   --
Ratio of expenses to net assets*       0.90%      0.90%      --%
Investment income ratio**(1)          10.00%      0.29%      --%
Total return***                        3.25%     12.76%      --%

SECURITY LARGE CAP GROWTH
Units                                12,423      2,723       --
Unit value                         $   7.28    $  7.37   $   --
Net assets (000s)                  $   90.4    $  20.1   $   --
Ratio of expenses to net assets*       0.90%      0.90%      --%
Investment income ratio**                --%        --%      --%
Total return***                       (1.22%)    14.80%      --%

SECURITY MID CAP VALUE
Units                               109,248     67,622    1,419
Unit value                         $  14.39    $ 11.80   $ 8.08
Net assets (000s)                  $1,572.5    $ 798.1   $ 11.5
Ratio of expenses to net assets*       0.90%      0.90%    0.90%
Investment income ratio**(1)           8.60%        --%      --%
Total return***                       21.95%     46.04%   (0.74)%

SECURITY SMALL CAP GROWTH
Units                                 4,363      3,120      250
Unit value                         $  10.09    $  9.03   $ 6.06
Net assets (000s)                  $   44.0    $  28.2   $  1.5
Ratio of expenses to net assets*       0.90%      0.90%    0.90%
Investment income ratio**                --%        --%      --%
Total return***                       11.74%     49.01%    1.17%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. UNIT VALUES (CONTINUED)

           SUBACCOUNT                2004     2003     2002
           ----------              -------   ------   ------
SECURITY SOCIAL AWARENESS
Units                                2,017      762      118
Unit value                         $  7.97   $ 7.96   $ 6.76
Net assets (000s)                  $  16.1   $  6.1   $  0.8
Ratio of expenses to net assets*      0.90%    0.90%    0.90%
Investment income ratio**               --%      --%      --%
Total return***                       0.13%   17.75%   (0.29)%

SECURITY LARGE CAP VALUE
Units                                5,811    2,351       58
Unit value                         $  8.83   $ 8.34   $ 6.82
Net assets (000s)                  $  51.4   $ 19.6   $  0.4
Ratio of expenses to net assets*      0.90%    0.90%    0.90%
Investment income ratio**               --%    0.40%      --%
Total return***                       5.88%   22.29%   (2.71)%

SECURITY MID CAP GROWTH
Units                               25,683    8,214       --
Unit value                         $  9.90   $ 9.39   $   --
Net assets (000s)                  $ 254.3   $ 77.1   $   --
Ratio of expenses to net assets*      0.90%    0.90%      --%
Investment income ratio**(1)          8.54%      --%      --%
Total return***                       5.43%   44.91%      --%

STRONG GROWTH AND INCOME
Units                                7,157    5,029       --
Unit value                         $  8.15   $ 7.79   $   --
Net assets (000s)                  $  58.3   $ 39.2   $   --
Ratio of expenses to net assets*      0.90%    0.90%      --%
Investment income ratio**             0.49%    0.39%      --%
Total return***                       4.62%   16.10%      --%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. UNIT VALUES (CONTINUED)

           SUBACCOUNT                2004       2003     2002
           ----------              --------   -------   ------
STRONG GROWTH 20
Units                                 3,543     2,683       --
Unit value                         $   6.66   $  6.10   $   --
Net assets (000s)                  $   23.6   $  16.4   $   --
Ratio of expenses to net assets*       0.90%     0.90%      --%
Investment income ratio**                --%       --%      --%
Total return***                        9.18%    18.45%      --%

STRONG ADVISOR SMALL CAP VALUE
Units                                52,532    54,273      137
Unit value                         $  14.35   $ 12.45   $ 8.72
Net assets (000s)                  $  753.8   $ 675.4   $  1.2
Ratio of expenses to net assets*       0.90%     0.90%    0.90%
Investment income ratio**(1)          11.10%       --%      --%
Total return***                       15.26%    42.78%   (0.11)%

STRONG OPPORTUNITY
Units                                 4,506     3,347      237
Unit value                         $   9.47   $  8.39   $ 6.35
Net assets (000s)                  $   42.6   $  28.0   $  1.5
Ratio of expenses to net assets*       0.90%     0.90%    0.90%
Investment income ratio**                --%       --%      --%
Total return***                       12.87%    32.13%    0.00%

VAN KAMPEN EQUITY AND INCOME
Units                                52,306    16,063      640
Unit value                         $  10.72   $  9.98   $ 8.49
Net assets (000s)                  $  560.9   $ 160.2   $  5.4
Ratio of expenses to net assets*       0.90%     0.90%    0.90%
Investment income ratio**              2.45%     2.43%    1.15%
Total return***                        7.41%    17.55%   (0.24)%

VAN KAMPEN COMSTOCK
Units                               156,796    87,488      166
Unit value                         $   9.88   $  8.74   $ 6.94
Net assets (000s)                  $1,549.2   $ 764.5   $  1.2
Ratio of expenses to net assets*       0.90%     0.90%    0.90%
Investment income ratio**              1.34%     1.87%      --%
Total return***                       13.04%    25.94%    1.61%

                         Variable Annuity Account XIV -
                    Security Benefit Advisor Variable Annuity
                   of Security Benefit Life Insurance Company

                    Notes to Financial Statements (continued)

4. UNIT VALUES (CONTINUED)

           SUBACCOUNT               2004     2003    2002
           ----------              ------   ------   ----
VAN KAMPEN AGGRESSIVE GROWTH
Units                               5,104    2,550    --
Unit value                         $ 7.23   $ 6.53   $--
Net assets (000s)                  $ 36.9   $ 16.6   $--
Ratio of expenses to net assets*     0.90%    0.90%   --%
Investment income ratio**              --%      --%   --%
Total return***                     10.72%   30.08%   --%

* These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** For the period from April 1, 2004 (inception date) to December 31, 2004.

(1) Net investment income is less than $100 so amount is not reported in the statement of operations, but is used in the calculation of the investment income ratio.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                              Financial Statements

                          Year Ended December 31, 2004

                                    CONTENTS

Report of Independent Registered Public Accounting Firm....................    1

Audited Financial Statements

Statements of Net Assets...................................................    3
Statements of Operations...................................................    8
Statements of Changes in Net Assets........................................   13
Notes to Financial Statements..............................................   20

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                            Statements of Net Assets
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                                                                               AMERICAN      AMERICAN
                                    AIM MID                            AMERICAN    AMERICAN     CENTURY      CENTURY
                      AIM BASIC    CAP CORE    AIM SMALL    AIM BLUE    CENTURY     CENTURY     EQUITY    INTERNATIONAL
                        VALUE       EQUITY    CAP GROWTH     CHIP      HERITAGE     SELECT      INCOME        GROWTH     ARIEL FUND
                      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                     -----------  ----------  ----------  ----------  ----------  ----------  ----------  -------------  ----------
Assets:
   Mutual funds, at
      market value     $  3,338     $   640    $  1,873     $   607     $   119    $  1,953    $  2,292      $   697      $  3,212
                       --------     -------    --------     -------     -------    --------    --------      -------      --------
Total assets              3,338         640       1,873         607         119       1,953       2,292          697         3,212
                       --------     -------    --------     -------     -------    --------    --------      -------      --------
Net assets             $  3,338     $   640    $  1,873     $   607     $   119    $  1,953    $  2,292      $   697      $  3,212
                       ========     =======    ========     =======     =======    ========    ========      =======      ========

Units outstanding
   NEA Valuebuilder     353,201      58,714     212,475      84,469      14,551     248,705     186,309       83,030       262,445
   AEA Valuebuilder         919         444         448          55          35           2       1,358          113         2,601
                       --------     -------    --------     -------     -------    --------    --------      -------      --------
Total Units             354,120      59,158     212,923      84,524      14,586     248,707     187,667       83,143       265,046
                       ========     =======    ========     =======     =======    ========    ========      =======      ========

Unit value
   NEA Valuebuilder    $   9.42     $ 10.80    $   8.79     $  7.18     $  8.12    $   7.85    $  12.21      $  8.38         12.09
   AEA Valuebuilder    $  13.41     $ 13.13    $  13.24     $ 11.38     $ 11.65    $  11.79    $  12.83      $ 12.79      $  14.40

Mutual funds, at
   cost                $  2,686     $   561    $  1,567     $   558     $   106    $  1,696    $  2,126      $   589      $  2,845
Mutual fund shares      102,968      22,337      68,191      51,983      10,124      51,741     282,562       76,987        60,404

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                                                            DREYFUS                 DREYFUS     FIDELITY   FIDELITY
                                                  CALAMOS                   PREMIER     DREYFUS     GENERAL     ADVISOR     ADVISOR
                     ARIEL PREMIER    CALAMOS   GROWTH AND    DREYFUS      STRATEGIC    MIDCAP       MONEY       VALUE     DIVIDEND
                       BOND FUND      GROWTH      INCOME    APPRECIATION     VALUE       VALUE      MARKET    STRATEGIES    GROWTH
                       SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                     -------------  ----------  ----------  ------------  ----------  ----------  ----------  ----------  ----------
Assets:
   Mutual funds, at
      market value      $   899      $ 10,944    $  7,423     $  2,226      $   948    $  1,631    $    711    $  1,601    $  1,938
                        -------      --------    --------     --------      -------    --------    --------    --------    --------
Total assets                899        10,944       7,423        2,226          948       1,631         711       1,601       1,938
                        -------      --------    --------     --------      -------    --------    --------    --------    --------
Net assets              $   899      $ 10,944    $  7,423     $  2,226      $   948    $  1,631    $    711    $  1,601    $  1,938
                        =======      ========    ========     ========      =======    ========    ========    ========    ========

Units outstanding
   NEA Valuebuilder      82,671       943,864     635,590      261,696       87,176     156,368      79,034     132,085     227,521
   AEA Valuebuilder       3,540         3,424       3,843          890          622         585          --       3,095          --
                        -------      --------    --------     --------      -------    --------    --------    --------    --------
Total Units              86,211       947,288     639,433      262,586       87,798     156,953      79,034     135,180     227,521
                        =======      ========    ========     ========      =======    ========    ========    ========    ========
Unit value
   NEA Valuebuilder     $ 10.42      $  11.54    $  11.60     $   8.47      $ 10.76    $  10.36    $   8.99    $  11.74    $   8.52
   AEA Valuebuilder     $ 10.05      $  14.75    $  12.93     $  11.26      $ 15.02    $  16.96    $     --    $  16.19    $     --

Mutual funds, at
   cost                 $   919      $  8,621    $  6,602     $  2,073      $   801    $  1,192    $    711    $  1,270    $  1,777
Mutual fund shares       87,373       206,576     248,943       57,539       33,119      50,257     711,434      44,451     165,519

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                      FIDELITY
                                      ADVISOR
                        FIDELITY   INTERNATIONAL
                        ADVISOR       CAPITAL       INVESCO     INVESCO      PIMCO
                        MID CAP     APPRECIATION   DYNAMICS   TECHNOLOGY  HIGH YIELD
                       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                       ----------  -------------  ----------  ----------  ----------
Assets:
   Mutual funds, at
      market value       $   534      $  1,881      $   48      $   212    $  1,477
                         -------      --------      ------      -------    --------
Total assets                 534         1,881          48          212       1,477
                         -------      --------      ------      -------    --------
Net assets               $   534      $  1,881      $   48      $   212    $  1,477
                         =======      ========      ======      =======    ========

Units outstanding
   NEA Valuebuilder       48,322       170,577       6,681       43,406     121,715
   AEA Valuebuilder          130           290          --          108       2,132
                         -------      --------      ------      -------    --------
Total Units               48,452       170,867       6,681       43,514     123,847
                         =======      ========      ======      =======    ========

Unit value
   NEA Valuebuilder      $ 11.00      $  11.00        7.18         4.85    $  11.84
   AEA Valuebuilder      $ 15.34      $  13.98          --        12.51    $  12.84

Mutual funds, at
   cost                  $   417      $  1,580      $   41      $   195    $  1,440
Mutual fund shares        21,169       111,753       2,935        8,427     148,101

                         SECURITY      SECURITY     SECURITY
                          CAPITAL    DIVERSIFIED     INCOME     SECURITY
                       PRESERVATION     INCOME    OPPORTUNITY    GLOBAL
                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                       ------------  -----------  -----------  ----------
Assets:
   Mutual funds, at
      market value       $  7,145      $  1,697     $   182     $  2,342
                         --------      --------     -------     --------
Total assets                7,145         1,697         182        2,342
                         --------      --------     -------     --------
Net assets               $  7,145      $  1,697     $   182     $  2,342
                         ========      ========     =======     ========

Units outstanding
   NEA Valuebuilder       675,408       158,604      16,795      230,523
   AEA Valuebuilder        14,715         2,984       1,254          441
                         --------      --------     -------     --------
Total Units               690,123       161,588      18,049      230,964
                         ========      ========     =======     ========

Unit value
   NEA Valuebuilder      $  10.34      $  10.52     $ 10.05     $  10.13
   AEA Valuebuilder      $  10.10      $   9.91     $ 10.03     $  14.83

Mutual funds, at
   cost                  $  7,206      $  1,726     $   182     $  1,804
Mutual fund shares        720,283       356,568      17,977      144,989

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                    SECURITY    SECURITY    SECURITY    SECURITY    SECURITY    SECURITY     STRONG
                        SECURITY    LARGE CAP    MID CAP    SMALL CAP    SOCIAL     LARGE CAP    MID CAP   GROWTH AND    STRONG
                         EQUITY      GROWTH       VALUE      GROWTH    AWARENESS      VALUE      GROWTH      INCOME     GROWTH 20
                       SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                       ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Assets:
   Mutual funds, at
      market value       $   231    $   227     $ 11,912     $   394     $   273     $   356    $  1,314     $   129     $   229
                         -------    -------     --------     -------     -------     -------    --------     -------     -------
Total assets                 231        227       11,912         394         273         356       1,314         129         229
                         -------    -------     --------     -------     -------     -------    --------     -------     -------
Net assets               $   231    $   227     $ 11,912     $   394     $   273     $   356    $  1,314     $   129     $   229
                         =======    =======     ========     =======     =======     =======    ========     =======     =======
Units outstanding
   NEA Valuebuilder       28,690     31,145      826,045      38,145      34,269      39,601     130,451      15,808      34,342
   AEA Valuebuilder          252          4        1,324         570          --         483       1,458          --          --
                         -------    -------     --------     -------     -------     -------    --------     -------     -------
Total Units               28,942     31,149      827,369      38,715      34,269      40,084     131,909      15,808      34,342
                         =======    =======     ========     =======     =======     =======    ========     =======     =======
Unit value
   NEA Valuebuilder      $  7.94    $  7.28     $  14.39     $ 10.09     $  7.97     $  8.83    $   9.90     $  8.15     $  6.66
   AEA Valuebuilder      $ 11.34    $ 10.90     $  18.40     $ 16.22     $    --     $ 12.49    $  15.67     $    --     $    --

Mutual funds, at cost    $   218    $   214     $  9,724     $   313     $   249     $   311    $  1,180     $   110     $   197
Mutual fund shares        35,220     36,278      364,629      26,202      13,535      56,353     108,355       6,076      15,499

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Net Assets (continued)
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2004

                                     STRONG
                                     ADVISOR                  VAN KAMPEN                VAN KAMPEN
                                    SMALL CAP      STRONG     EQUITY AND   VAN KAMPEN   AGGRESSIVE
                                      VALUE     OPPORTUNITY     INCOME      COMSTOCK      GROWTH
                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   ----------   -----------   ----------   ----------   ----------
Assets:
   Mutual funds, at market value    $  3,609      $   358      $  2,282     $  6,402      $   236
                                    --------      -------      --------     --------      -------
Total assets                           3,609          358         2,282        6,402          236
                                    --------      -------      --------     --------      -------
Net assets                          $  3,609      $   358      $  2,282     $  6,402      $   236
                                    ========      =======      ========     ========      =======
Units outstanding
   NEA Valuebuilder                  250,908       37,293       211,948      646,585       32,428
   AEA Valuebuilder                      444          313           828          857          157
                                    --------      -------      --------     --------      -------
Total Units                          251,352       37,606       212,776      647,442       32,585
                                    ========      =======      ========     ========      =======
Unit value
   NEA Valuebuilder                 $  14.35      $  9.47      $  10.72     $   9.88      $  7.23
   AEA Valuebuilder                 $  16.71      $ 14.45      $  12.54     $  14.26      $ 13.67

Mutual funds, at cost               $  3,013      $   281      $  2,016     $  5,379      $   191
Mutual fund shares                   123,623        7,822       264,780      345,883       16,661

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                            Statements of Operations
                                 (In Thousands)

                          Year Ended December 31, 2004

                                              AIM MID                            AMERICAN
                                AIM BASIC    CAP CORE   AIM SMALL    AIM BLUE    CENTURY
                                  VALUE       EQUITY    CAP GROWTH     CHIP      HERITAGE
                                SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                ----------  ----------  ----------  ----------  ----------
Net investment income (loss):
   Dividend distributions          $ --        $--         $ --        $--         $--
   Expenses
      Mortality and expense
         risk fee                   (31)        (5)         (14)        (5)         (1)
                                   ----        ---         ----        ---         ---
Net investment income (loss)        (31)        (5)         (14)        (5)         (1)

Net realized and unrealized
   gain (loss) on investments:
   Capital gains
      distributions                  --         40           --         --          --
   Realized gain (loss) on
      sales of fund shares           45          7            5          2          --
   Change in unrealized
      appreciation/
      depreciation on
      investments during
      the period                    277         21          124         23           7
                                   ----        ---         ----        ---         ---
Net realized and unrealized
   gain (loss) on investments       322         68          129         25           7
                                   ----        ---         ----        ---         ---
Net increase (decrease) in net
   assets resulting from
   operations                      $291        $63         $115        $20         $ 6
                                   ====        ===         ====        ===         ===

                                             AMERICAN      AMERICAN
                                 AMERICAN    CENTURY       CENTURY
                                 CENTURY      EQUITY    INTERNATIONAL
                                  SELECT      INCOME        GROWTH     ARIEL FUND
                                SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                ----------  ----------  -------------  ----------
Net investment income (loss):
   Dividend distributions          $ --        $ 34          $ 5          $  1
   Expenses
      Mortality and expense
         risk fee                   (13)        (16)          (5)          (16)
                                   ----        ----          ---          ----
Net investment income (loss)        (13)         18           --           (15)

Net realized and unrealized
   gain (loss) on investments:
   Capital gains
      distributions                  --         106           --            88
   Realized gain (loss) on
      sales of fund shares            3          21            4            11
   Change in unrealized
      appreciation/
      depreciation on
      investments during
      the period                    121          41           65           261
                                   ----        ----          ---          ----
Net realized and unrealized
   gain (loss) on investments       124         168           69           360
                                   ----        ----          ---          ----
Net increase (decrease) in net
   assets resulting from
   operations                      $111        $186          $69          $345
                                   ====        ====          ===          ====

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                                                                                     DREYFUS
                                                                         CALAMOS                     PREMIER
                                          ARIEL PREMIER     CALAMOS    GROWTH AND      DREYFUS      STRATEGIC
                                            BOND FUND       GROWTH       INCOME     APPRECIATION      VALUE
                                            SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                          -------------   ----------   ----------   ------------   ----------
Net investment income (loss):
   Dividend distributions                       $16         $   --        $ 94          $ 29          $ --
   Expenses
      Mortality and expense risk fee             (8)           (79)        (53)          (17)           (6)
                                                ---         ------        ----          ----          ----
Net investment income (loss)                      8            (79)         41            12            (6)

Net realized and unrealized gain (loss)
   on investments:
   Capital gains distributions                   20             28          37            --            --
   Realized gain (loss) on sales of
      fund shares                                (4)           103          52             3            31
   Change in unrealized
      appreciation/depreciation on
      investments during the period              (4)         1,369         413            74            77
                                                ---         ------        ----          ----          ----
Net realized and unrealized gain (loss)
   on investments                                12          1,500         502            77           108
                                                ---         ------        ----          ----          ----
Net increase (decrease) in net assets
   resulting from operations                    $20         $1,421        $543          $ 89          $102
                                                ===         ======        ====          ====          ====

                                                         DREYFUS     FIDELITY     FIDELITY
                                            DREYFUS      GENERAL     ADVISOR       ADVISOR
                                            MIDCAP        MONEY        VALUE      DIVIDEND
                                             VALUE       MARKET     STRATEGIES     GROWTH
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                          ----------   ----------   ----------   ----------
Net investment income (loss):
   Dividend distributions                    $ --         $ 3          $ --         $ 16
   Expenses
      Mortality and expense risk fee          (15)         (6)          (12)         (13)
                                             ----         ---          ----         ----
Net investment income (loss)                  (15)         (3)          (12)           3

Net realized and unrealized gain (loss)
   on investments:
   Capital gains distributions                 --          --             6           --
   Realized gain (loss) on sales of
      fund shares                              18          --            37           10
   Change in unrealized
      appreciation/depreciation on
      investments during the period           207          --           146           69
                                             ----         ---          ----         ----
Net realized and unrealized gain (loss)
   on investments                             225          --           189           79
                                             ----         ---          ----         ----
Net increase (decrease) in net assets
   resulting from operations                 $210         $(3)         $177         $ 82
                                             ====         ===          ====         ====

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                                         FIDELITY
                                                          ADVISOR
                                           FIDELITY    INTERNATIONAL
                                            ADVISOR        CAPITAL       INVESCO      INVESCO
                                            MID CAP     APPRECIATION    DYNAMICS    TECHNOLOGY   PIMCO HIGH YIELD
                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                          ----------   -------------   ----------   ----------   ----------------
Net investment income (loss):
   Dividend distributions                    $--           $ --            $--         $--             $ 70
   Expenses
      Mortality and expense risk fee          (5)           (15)            (1)         (2)             (11)
                                             ---           ----            ---         ---             ----
Net investment income (loss)                  (5)           (15)            (1)         (2)              59

Net realized and unrealized gain (loss)
   on investments:
   Capital gains distributions                15             --             --          --               --
   Realized gain (loss) on sales of
      fund shares                              5             80              2           9               21
   Change in unrealized
      appreciation/depreciation on
      investments during the period           50            119              4          (4)              16
                                             ---           ----            ---         ---             ----
Net realized and unrealized gain (loss)
   on investments                             70            199              6           5               37
                                             ---           ----            ---         ---             ----
Net increase (decrease) in net assets
   resulting from operations                 $65           $184            $ 5         $ 3             $ 96
                                             ===           ====            ===         ===             ====



                                            SECURITY       SECURITY
                                             CAPITAL     DIVERSIFIED   SECURITY INCOME    SECURITY
                                          PRESERVATION      INCOME       OPPORTUNITY       GLOBAL
                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT*     SUBACCOUNT
                                          ------------   -----------   ---------------   ----------
Net investment income (loss):
   Dividend distributions                     $372           $ 70            $ 2            $ --
   Expenses
      Mortality and expense risk fee           (64)           (17)            (1)            (17)
                                              ----           ----            ---            ----
Net investment income (loss)                   308             53              1             (17)

Net realized and unrealized gain (loss)
   on investments:
   Capital gains distributions                  74             --              1              --
   Realized gain (loss) on sales of
      fund shares                                5             (6)            --              34
   Change in unrealized
      appreciation/depreciation on
      investments during the period            (61)           (16)            --             286
                                              ----           ----            ---            ----
Net realized and unrealized gain (loss)
   on investments                               18            (22)             1             320
                                              ----           ----            ---            ----
Net increase (decrease) in net assets
   resulting from operations                  $326           $ 31            $ 2            $303
                                              ====           ====            ===            ====

*    For the period from April 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                                        SECURITY     SECURITY     SECURITY     SECURITY
                                           SECURITY     LARGE CAP     MID CAP     SMALL CAP     SOCIAL
                                            EQUITY       GROWTH        VALUE       GROWTH     AWARENESS
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                          ----------   ----------   ----------   ----------   ----------
Net investment income (loss):
   Dividend distributions                     $--          $--        $   --        $--          $--
   Expenses
      Mortality and expense risk fee           (2)          (2)          (77)        (3)          (3)
                                              ---          ---        ------        ---          ---
Net investment income (loss)                   (2)          (2)          (77)        (3)          (3)

Net realized and unrealized gain (loss)
   on investments:
   Capital gains distributions                 15           --           765         --           --
   Realized gain (loss) on sales of
      fund shares                               2           --           138         25            3
   Change in unrealized
      appreciation/depreciation on
      investments during the period            (1)           7         1,196         32            8
                                              ---          ---        ------        ---          ---
Net realized and unrealized gain (loss)
   on investments                              16            7         2,099         57           11
                                              ---          ---        ------        ---          ---
Net increase (decrease) in net assets
   resulting from operations                  $14          $ 5        $2,022        $54          $ 8
                                              ===          ===        ======        ===          ===

                                                                               STRONG
                                              SECURITY         SECURITY      GROWTH AND     STRONG
                                          LARGE CAP VALUE   MID CAP GROWTH     INCOME     GROWTH 20
                                             SUBACCOUNT       SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                          ---------------   --------------   ----------   ----------
Net investment income (loss):
   Dividend distributions                       $--              $ --            $ 1         $--
   Expenses
      Mortality and expense risk fee             (3)              (10)            (1)         (2)
                                                ---              ----            ---         ---
Net investment income (loss)                     (3)              (10)            --          (2)

Net realized and unrealized gain (loss)
   on investments:
   Capital gains distributions                   --                73             --          --
   Realized gain (loss) on sales of
      fund shares                                 7                57              3           1
   Change in unrealized
      appreciation/depreciation on
      investments during the period              21                (7)             6          26
                                                ---              ----            ---         ---
Net realized and unrealized gain (loss)
   on investments                                28               123              9          27
                                                ---              ----            ---         ---
Net increase (decrease) in net assets
   resulting from operations                    $25              $113            $ 9         $25
                                                ===              ====            ===         ===

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                      Statements of Operations (continued)
                                 (In Thousands)

                          Year Ended December 31, 2004

                                                            STRONG
                                                            ADVISOR                  VAN KAMPEN                VAN KAMPEN
                                                           SMALL CAP     STRONG      EQUITY AND   VAN KAMPEN   AGGRESSIVE
                                                             VALUE     OPPORTUNITY     INCOME      COMSTOCK      GROWTH
                                                          SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                          ----------   -----------   ----------   ----------   ----------
Net investment income (loss):
   Dividend distributions                                    $ --          $--          $ 40         $ 56         $--
   Expenses
      Mortality and expense risk fee                          (25)          (3)          (18)         (41)         (2)
                                                             ----          ---          ----         ----         ---
Net investment income (loss)                                  (25)          (3)           22           15          (2)
Net realized and unrealized gain (loss) on investments:
   Capital gains distributions                                356           --             3           --          --
   Realized gain (loss) on sales of fund shares                69           12            19           14           3
   Change in unrealized appreciation/depreciation on
      investments during the period                           108           38           148          698          24
                                                             ----          ---          ----         ----         ---
Net realized and unrealized gain (loss) on investments        533           50           170          712          27
                                                             ----          ---          ----         ----         ---
Net increase (decrease) in net assets resulting
   from operations                                           $508          $47          $192         $727         $25
                                                             ====          ===          ====         ====         ===

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                       Statements of Changes in Net Assets
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                             AIM MID CAP    AIM SMALL CAP
                                                           AIM BASIC VALUE   CORE EQUITY       GROWTH
                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                           ---------------   -----------   ---------------
                                                            2004     2003    2004   2003    2004     2003
                                                           ------   ------   ----   ----   ------   ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                         $  (31)  $  (20)  $ (5)  $ (3)  $  (14)  $   (7)
      Capital gains distributions                              --       --     40     --       --       --
      Realized gain (loss) on sales of fund shares             45       (3)     7     (3)       5       (3)
      Change in unrealized appreciation/ depreciation
         on investments during the period                     277      538     21     75      124      224
                                                           ------   ------   ----   ----   ------   ------
   Net increase (decrease) in net assets from operations      291      515     63     69      115      214
   From contractholder transactions:
      Variable annuity deposits                             1,003      879    204    123      822      439
      Contractholder maintenance charges                       (9)      (4)    (2)    (1)      (5)      (2)
      Terminations and withdrawals                            (54)     (19)   (23)    (1)      (9)     (10)
      Transfers between subaccounts, net                     (332)    (107)     6    (24)     (70)     (27)
                                                           ------   ------   ----   ----   ------   ------
   Net increase (decrease) in net assets
      from contractholder transactions                        608      749    185     97      738      400
                                                           ------   ------   ----   ----   ------   ------
Net increase (decrease) in net assets                         899    1,264    248    166      853      614
Net assets at beginning of period                           2,439    1,175    392    226    1,020      406
                                                           ------   ------   ----   ----   ------   ------
Net assets at end of period                                $3,338   $2,439   $640   $392   $1,873   $1,020
                                                           ======   ======   ====   ====   ======   ======

                                                                           AMERICAN CENTURY   AMERICAN CENTURY
                                                           AIM BLUE CHIP       HERITAGE            SELECT
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                           -------------   ----------------   ----------------
                                                           2004    2003    2004        2003    2004      2003
                                                           ----    ----    ----        ----   ------     ----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                         $ (5)   $ (3)   $ (1)       $--    $  (13)    $ (7)
      Capital gains distributions                            --      --      --         --        --       --
      Realized gain (loss) on sales of fund shares            2      (8)     --         --         3        1
      Change in unrealized appreciation/ depreciation
         on investments during the period                    23      65       7          7       121      152
                                                           ----    ----    ----        ---    ------     ----
   Net increase (decrease) in net assets from operations     20      54       6          7       111      146
   From contractholder transactions:
      Variable annuity deposits                             271     152      52         16       797      397
      Contractholder maintenance charges                     (2)     (1)     --         --        (5)      (2)
      Terminations and withdrawals                           (5)     (1)     --         (5)      (17)      (7)
      Transfers between subaccounts, net                     (7)    (73)     27         10       106      192
                                                           ----    ----    ----        ---    ------     ----
   Net increase (decrease) in net assets
      from contractholder transactions                      257      77      79         21       881      580
                                                           ----    ----    ----        ---    ------     ----
Net increase (decrease) in net assets                       277     131      85         28       992      726
Net assets at beginning of period                           330     199      34          6       961      235
                                                           ----    ----    ----        ---    ------     ----
Net assets at end of period                                $607    $330    $119        $34    $1,953     $961
                                                           ====    ====    ====        ===    ======     ====

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                           AMERICAN CENTURY   AMERICAN CENTURY
                                                             EQUITY INCOME      INTERNATIONAL       ARIEL FUND
                                                              SUBACCOUNT      GROWTH SUBACCOUNT     SUBACCOUNT
                                                           ----------------   -----------------   -------------
                                                            2004      2003    2004        2003     2004    2003
                                                           ------   -------   ----        ----    ------   ----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                         $   18   $   12    $ --        $ (1)   $  (15)  $ (4)
      Capital gains distributions                             106       16      --          --        88     --
      Realized gain (loss) on sales of fund shares             21        4       4          (2)       11      5
      Change in unrealized appreciation/ depreciation on
         investments during the period                         41      141      65          65       261    107
                                                           ------   ------    ----        ----    ------   ----
   Net increase (decrease) in net assets from operations      186      173      69          62       345    108
   From contractholder transactions:
      Variable annuity deposits                               639      446     187         128     1,804    540
      Contractholder maintenance charges                       (8)      (3)     (2)         (1)       (7)    (2)
      Terminations and withdrawals                            (61)     (19)     (1)         (7)      (51)   (12)
      Transfers between subaccounts, net                      420       66      99         (25)      312     69
                                                           ------   ------    ----        ----    ------   ----
   Net increase (decrease) in net assets
      from contractholder transactions                        990      490     283          95     2,058    595
                                                           ------   ------    ----        ----    ------   ----
Net increase (decrease) in net assets                       1,176      663     352         157     2,403    703
Net assets at beginning of period                           1,116      453     345         188       809    106
                                                           ------   ------    ----        ----    ------   ----
Net assets at end of period                                $2,292   $1,116    $697        $345    $3,212   $809
                                                           ======   ======    ====        ====    ======   ====

                                                           ARIEL PREMIER                           CALAMOS
                                                             BOND FUND      CALAMOS GROWTH    GROWTH AND INCOME
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                           -------------   ----------------   -----------------
                                                           2004    2003      2004     2003     2004      2003
                                                           ----    ----    -------   -----    ------    -----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                         $  8    $  3    $   (79)  $  (34)  $   41    $   22
      Capital gains distributions                            20      16         28       --       37        --
      Realized gain (loss) on sales of fund shares           (4)      1        103       23       52         7
      Change in unrealized appreciation/ depreciation on
         investments during the period                       (4)    (16)     1,369    1,108      413       437
                                                           ----    ----    -------   ------   ------    ------
   Net increase (decrease) in net assets from operations     20       4      1,421    1,097      543       466
   From contractholder transactions:
      Variable annuity deposits                             526     325      4,785    2,528    4,000     1,449
      Contractholder maintenance charges                     (3)     (1)       (36)     (13)     (19)       (6)
      Terminations and withdrawals                          (20)     (2)      (192)     (53)     (94)      (30)
      Transfers between subaccounts, net                    (68)     57       (429)     221     (266)      252
                                                           ----    ----    -------   ------   ------    ------
   Net increase (decrease) in net assets
      from contractholder transactions                      435     379      4,128    2,683    3,621     1,665
                                                           ----    ----    -------   ------   ------    ------
Net increase (decrease) in net assets                       455     383      5,549    3,780    4,164     2,131
Net assets at beginning of period                           444      61      5,395    1,615    3,259     1,128
                                                           ----    ----    -------   ------   ------    ------
Net assets at end of period                                $899    $444    $10,944   $5,395   $7,423    $3,259
                                                           ====    ====    =======   ======   ======    ======

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                         DREYFUS       DREYFUS PREMIER       DREYFUS
                                                       APPRECIATION    STRATEGIC VALUE     MIDCAP VALUE
                                                        SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                     ---------------   ---------------   ---------------
                                                      2004     2003      2004    2003     2004     2003
                                                     ------   ------    -----   -----    ------   ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                   $   12   $    4     $ (6)   $ (3)   $  (15)  $   (9)
      Capital gains distributions                        --       --       --      --        --       --
      Realized gain (loss) on sales of fund shares        3      (10)      31       6        18      (10)
      Change in unrealized appreciation/
         depreciation on investments during the
         period                                          74      150       77      86       207      353
                                                     ------   ------     ----    ----    ------   ------
   Net increase (decrease) in net assets from
      operations                                         89      144      102      89       210      334

   From contractholder transactions:
      Variable annuity deposits                         980      554      400     112       406      270
      Contractholder maintenance charges                 (5)      (2)      (4)     (1)       (5)      (3)
      Terminations and withdrawals                      (19)      (9)     (33)     (3)      (45)     (21)
      Transfers between subaccounts, net                 66     (147)     129     (26)        8      (59)
                                                     ------   ------     ----    ----    ------   ------
   Net increase (decrease) in net assets from
      contractholder transactions                     1,022      396      492      82       364      187
                                                     ------   ------     ----    ----    ------   ------
Net increase (decrease) in net assets                 1,111      540      594     171       574      521
Net assets at beginning of period                     1,115      575      354     183     1,057      536
                                                     ------   ------     ----    ----    ------   ------
Net assets at end of period                          $2,226   $1,115     $948    $354    $1,631   $1,057
                                                     ======   ======     ====    ====    ======   ======

                                                     DREYFUS GENERAL   FIDELITY ADVISOR   FIDELITY ADVISOR
                                                       MONEY MARKET    VALUE STRATEGIES   DIVIDEND GROWTH
                                                        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                     ---------------   ----------------   ----------------
                                                       2004    2003      2004     2003      2004    2003
                                                      -----   -----     ------   -----     ------   ----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                    $  (3)  $  (3)    $  (12)  $  (6)    $    3   $ (2)
      Capital gains distributions                        --      --          6      --         --     --
      Realized gain (loss) on sales of fund shares       --      --         37       5         10      1
      Change in unrealized appreciation/
         depreciation on investments during the
         period                                          --      --        146     247         69    124
                                                      -----   -----     ------   -----     ------   ----
   Net increase (decrease) in net assets from
      operations                                         (3)     (3)       177     246         82    123

   From contractholder transactions:
      Variable annuity deposits                         891     503        584     302      1,064    452
      Contractholder maintenance charges                 (3)     (3)        (5)     (2)        (5)    (2)
      Terminations and withdrawals                      (79)    (78)       (40)     (5)       (37)    (6)
      Transfers between subaccounts, net               (446)   (384)        44    (108)      (107)    15
                                                      -----   -----     ------   -----     ------   ----
   Net increase (decrease) in net assets from
      contractholder transactions                       363      38        583     187        915    459
                                                      -----   -----     ------   -----     ------   ----
Net increase (decrease) in net assets                   360      35        760     433        997    582
Net assets at beginning of period                       351     316        841     408        941    359
                                                      -----   -----     ------   -----     ------   ----
Net assets at end of period                           $ 711   $ 351     $1,601   $ 841     $1,938   $941
                                                      =====   =====     ======   =====     ======   ====

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                                        FIDELITY ADVISOR
                                                                          INTERNATIONAL
                                                     FIDELITY ADVISOR        CAPITAL         INVESCO
                                                          MID CAP         APPRECIATION       DYNAMICS
                                                        SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                                     ----------------   ----------------   -----------
                                                       2004   2003        2004     2003    2004   2003
                                                       ----   ----       ------   ------   ----   ----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                     $ (5)  $ (3)      $  (15)  $   (5)  $ (1)  $--
      Capital gains distributions                        15     --           --       --     --    --
      Realized gain (loss) on sales of fund shares        5     --           80        1      2    --
      Change in unrealized appreciation/
         depreciation on investments during the
         period                                          50     77          119      188      4     8
                                                       ----   ----       ------   ------   ----   ---
   Net increase (decrease) in net assets from
      operations                                         65     74          184      184      5     8

   From contractholder transactions:
      Variable annuity deposits                         165     77          909      339     19    11
      Contractholder maintenance charges                 (1)    --           (7)      (1)    --    --
      Terminations and withdrawals                       (8)    (1)         (56)      (9)    --    (1)
      Transfers between subaccounts, net                 (6)    39         (281)     535    (11)   --
                                                       ----   ----       ------   ------   ----   ---
   Net increase (decrease) in net assets from
      contractholder transactions                       150    115          565      864      8    10
                                                       ----   ----       ------   ------   ----   ---
Net increase (decrease) in net assets                   215    189          749    1,048     13    18
Net assets at beginning of period                       319    130        1,132       84     35    17
                                                       ----   ----       ------   ------   ----   ---
Net assets at end of period                            $534   $319       $1,881   $1,132   $ 48   $35
                                                       ====   ====       ======   ======   ====   ===

                                                       INVESCO       PIMCO HIGH     SECURITY CAPITAL
                                                      TECHNOLOGY       YIELD          PRESERVATION
                                                      SUBACCOUNT     SUBACCOUNT        SUBACCOUNT
                                                     -----------   -------------   -----------------
                                                     2004   2003    2004    2003     2004      2003
                                                     ----   ----   ------   ----   -------   -------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                   $ (2)  $ (1)  $   59   $ 23   $   308   $   120
      Capital gains distributions                      --     --       --     --        74        --
      Realized gain (loss) on sales of fund shares      9     (6)      21     17         5        --
      Change in unrealized appreciation/
         depreciation on investments during the
         period                                        (4)    56       16     19       (61)       --
                                                     ----   ----   ------   ----   -------   -------
   Net increase (decrease) in net assets from
      operations                                        3     49       96     59       326       120

   From contractholder transactions:
      Variable annuity deposits                        60     62      560    477     2,548     3,568
      Contractholder maintenance charges               (1)    --       (6)    (2)      (22)      (18)
      Terminations and withdrawals                     (9)    (3)     (55)   (11)     (183)     (332)
      Transfers between subaccounts, net              (54)    28      365    (52)   (1,331)   (1,130)
                                                     ----   ----   ------   ----   -------   -------
   Net increase (decrease) in net assets from
      contractholder transactions                      (4)    87      864    412     1,012     2,088
                                                     ----   ----   ------   ----   -------   -------
Net increase (decrease) in net assets                  (1)   136      960    471     1,338     2,208
Net assets at beginning of period                     213     77      517     46     5,807     3,599
                                                     ----   ----   ------   ----   -------   -------
Net assets at end of period                          $212   $213   $1,477   $517   $ 7,145   $ 5,807
                                                     ====   ====   ======   ====   =======   =======

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                         SECURITY
                                                       DIVERSIFIED       SECURITY        SECURITY
                                                          INCOME          INCOME          GLOBAL
                                                        SUBACCOUNT     OPPORTUNITY      SUBACCOUNT
                                                     ---------------   SUBACCOUNT*   ---------------
                                                      2004     2003        2004       2004     2003
                                                     ------   ------   -----------   ------   ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                   $   53   $   40       $  1      $  (17)  $   (9)
      Capital gains distributions                        --       --          1          --       --
      Realized gain (loss) on sales of fund shares       (6)      11         --          34       (8)
      Change in unrealized appreciation/
         depreciation on investments during the
         period                                         (16)     (35)        --         286      358
                                                     ------   ------       ----      ------   ------
   Net increase (decrease) in net assets from
      operations                                         31       16          2         303      341

   From contractholder transactions:
      Variable annuity deposits                         700    1,039        101         693      462
      Contractholder maintenance charges                 (6)      (4)        --          (4)      (3)
      Terminations and withdrawals                      (58)     (24)        --         (34)      (8)
      Transfers between subaccounts, net               (285)    (675)        79          46     (106)
                                                     ------   ------       ----      ------   ------
   Net increase (decrease) in net assets from
      contractholder transactions                       351      336        180         701      345
                                                     ------   ------       ----      ------   ------
Net increase (decrease) in net assets                   382      352        182       1,004      686
Net assets at beginning of period                     1,315      963         --       1,338      652
                                                     ------   ------       ----      ------   ------
Net assets at end of period                          $1,697   $1,315       $182      $2,342   $1,338
                                                     ======   ======       ====      ======   ======

                                                                     SECURITY
                                                       SECURITY       LARGE          SECURITY
                                                        EQUITY      CAP GROWTH     MID CAP VALUE
                                                      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                     -----------   -----------   ----------------
                                                     2004   2003   2004   2003     2004     2003
                                                     ----   ----   ----   ----   -------   ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                   $ (2)  $ (2)  $ (2)  $ (1)  $   (77)  $  (28)
      Capital gains distributions                      15     --     --     --       765       46
      Realized gain (loss) on sales of fund shares      2      1     --     --       138       30
      Change in unrealized appreciation/
         depreciation on investments during the
         period                                        (1)    35      7     16     1,196    1,081
                                                     ----   ----   ----   ----   -------   ------
   Net increase (decrease) in net assets from
      operations                                       14     34      5     15     2,022    1,129

   From contractholder transactions:
      Variable annuity deposits                        34     68    107     50     4,400    1,995
      Contractholder maintenance charges               (1)    (1)    --     --       (38)     (10)
      Terminations and withdrawals                     (4)    (6)    (1)    (2)     (172)     (48)
      Transfers between subaccounts, net              (10)   (30)    10     (4)      736      596
                                                     ----   ----   ----   ----   -------   ------
   Net increase (decrease) in net assets from
      contractholder transactions                      19     31    116     44     4,926    2,533
                                                     ----   ----   ----   ----   -------   ------
Net increase (decrease) in net assets                  33     65    121     59     6,948    3,662
Net assets at beginning of period                     198    133    106     47     4,964    1,302
                                                     ----   ----   ----   ----   -------   ------
Net assets at end of period                          $231   $198   $227   $106   $11,912   $4,964
                                                     ====   ====   ====   ====   =======   ======

*    For the period from April 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                            SECURITY     SECURITY    SECURITY      SECURITY      STRONG
                                           SMALL CAP      SOCIAL       LARGE       MID CAP       GROWTH      STRONG
                                             GROWTH     AWARENESS    CAP VALUE      GROWTH     AND INCOME   GROWTH 20
                                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                          -----------  -----------  ----------  -------------  ----------  ----------
                                           2004  2003  2004   2003  2004  2003   2004    2003  2004  2003  2004  2003
                                          -----  ----  ----  -----  ----  ----  ------  -----  ----  ----  ----  ----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)        $  (3) $ (2) $ (3) $  (1) $ (3) $ (1) $  (10) $  (6) $ --  $(1)  $ (2) $ (2)
      Capital gains distributions            --    --    --     --    --    --      73     26    --    --    --    --
      Realized gain (loss) on sales of
         fund shares                         25    12     3     (1)    7    (1)     57     23     3     1     1    (5)
      Change in unrealized appreciation/
         depreciation on investments
         during the period                   32    56     8     29    21    48      (7)   194     6    17    26    49
                                          -----  ----  ----  -----  ----  ----  ------  -----  ----  ----  ----  ----
   Net increase (decrease) in net assets
      from operations                        54    66     8     27    25    46     113    237     9    17    25    42
   From contractholder transactions:

      Variable annuity deposits             198    85   101     75    92    62     526    203    39    46    45    49
      Contractholder maintenance charges     (1)   (1)   (2)    (1)   (3)   (1)     (4)    (3)   (1)   (1)   --    (1)
      Terminations and withdrawals           (1)   (2)  (13)    (4)  (24)   (1)    (15)   (18)   (9)   (2)   (2)   --
      Transfers between subaccounts, net   (114)   58    (2)    (9)   25    (9)   (126)    49   (10)  (10)  (29)  (35)
                                          -----  ----  ----  -----  ----  ----  ------  -----  ----  ----  ----  ----
   Net increase (decrease) in net assets
      from contractholder transactions       82   140    84     61    90    51     381    231    19    33    14    13
                                          -----  ----  ----  -----  ----  ----  ------  -----  ----  ----  ----  ----
Net increase (decrease) in net assets       136   206    92     88   115    97     494    468    28    50    39    55
Net assets at beginning of period           258    52   181     93   241   144     820    352   101    51   190   135
                                          -----  ----  ----  -----  ----  ----  ------  -----  ----  ----  ----  ----
Net assets at end of period               $ 394  $258  $273  $ 181  $356  $241  $1,314  $ 820  $129  $101  $229  $190
                                          =====  ====  ====  ====-  ====  ====  ======  ====-  ====  ====  ====  ====

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                 Statements of Changes in Net Assets (continued)
                                 (In Thousands)

                     Years Ended December 31, 2004 and 2003

                                                 STRONG                     VAN KAMPEN                    VAN KAMPEN
                                              ADVISOR SMALL     STRONG        EQUITY        VAN KAMPEN    AGGRESSIVE
                                                CAP VALUE    OPPORTUNITY    AND INCOME       COMSTOCK       GROWTH
                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                             --------------  -----------  --------------  --------------  ----------
                                              2004    2003    2004  2003   2004    2003    2004    2003   2004  2003
                                             ------  ------  -----  ----  ------  ------  ------  ------  ----  ----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)           $  (25) $  (14)  $ (3) $ (2) $   22  $   11  $   15  $    6  $ (2) $ (1)
      Capital gains distributions               356      46     --    --       3      --      --      --    --    --
      Realized gain (loss) on sales of fund
         shares                                  69      26     12    (1)     19      (6)     14     (16)    3    (1)
      Change in unrealized appreciation/
         depreciation on investments during
         the period                             108     508     38    61     148     177     698     502    24    36
                                             ------  ------   ----  ----  ------  ------  ------  ------  ----  ----
    Net increase (decrease) in net assets
      from operations                           508     566     47    58     192     182     727     492    25    34

   From contractholder transactions:
      Variable annuity deposits               1,054     634    124    85     916     502   2,912   1,054    70    39
      Contractholder maintenance charges         (8)     (4)    (1)   (1)     (6)     (3)    (17)     (6)   (1)   --
      Terminations and withdrawals              (47)    (35)    (7)   (4)    (82)    (16)    (79)    (24)   (8)   --
      Transfers between subaccounts, net        136      84    (44)  (45)    135    (325)    203    (231)    9   (14)
                                             ------  ------   ----  ----  ------  ------  ------  ------  ----  ----
   Net increase (decrease) in net assets
      from contractholder transactions        1,135     679     72    35     963     158   3,019     793    70    25
                                             ------  ------   ----  ----  ------  ------  ------  ------  ----  ----
Net increase (decrease) in net assets         1,643   1,245    119    93   1,155     340   3,746   1,285    95    59
Net assets at beginning of period             1,966     721    239   146   1,127     787   2,656   1,371   141    82
                                             ------  ------   ----  ----  ------  ------  ------  ------  ----  ----
Net assets at end of period                  $3,609  $1,966   $358  $239  $2,282  $1,127  $6,402  $2,656  $236  $141
                                             ======  ======   ====  ====  ======  ======  ======  ======  ====  ====

See accompanying notes.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                          Notes to Financial Statements

                                December 31, 2004

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Variable Annuity Account XIV - Valuebuilder Variable Annuity of Security Benefit Life Insurance Company (VVASBL) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). Purchase payments for VASBL are allocated to one or more of the subaccounts that comprise Variable Annuity Account XIV (the Account), a separate account of SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account for VASBL are invested in AIM Growth Series, AIM Equity Series, American Century Investments, Inc., Ariel Mutual Funds Investments, Inc., Calamos Investment Trust, Dreyfus Appreciation Fund, Inc., Dreyfus Growth and Value Funds, Inc., Fidelity Advisor Series I, INVESCO Stock Funds, Inc., INVESCO Sector Funds, Inc., Pacific Investment Management Company, Inc., Security Income Fund, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Strong Conservative Equity Funds, Inc., Strong Equity Funds, Inc., Van Kampen Equity and Income Fund, Van Kampen Comstock Fund, and Van Kampen Aggressive Growth Fund. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

              SUBACCOUNT                                         MUTUAL FUND
              ----------                                         -----------
                                        AIM Growth Series:
AIM Basic Value                            AIM Basic Value Fund (Class A)
AIM Mid Cap Core Equity                    AIM Mid Cap Core Equity Fund (Class A)
AIM Small Cap Growth                       AIM Small Cap Growth Fund (Class A)

                                        AIM Equity Series:
AIM Blue Chip                              AIM Blue Chip Fund (Class A)

                                        American Century Investments, Inc.:
American Century Heritage                  American Century Heritage Fund (Advisor Class)
American Century Select                    American Century Select Fund (Advisor Class)
American Century Equity Income             American Century Equity Income Fund (Advisor Class)
American Century International Growth      American Century International Growth Fund (Advisor Class)

                                        Ariel Mutual Funds Investments, Inc.:
Ariel Fund                                 Ariel Fund
Ariel Premier Bond Fund                    Ariel Premier Bond Fund

                                        Calamos Investment Trust:
Calamos Growth                             Calamos Growth Fund (Class A)
Calamos Growth and Income                  Calamos Growth and Income Fund (Class A)

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              SUBACCOUNT                                             MUTUAL FUND
              ----------                                             -----------
                                        Dreyfus Appreciation Fund, Inc.:
Dreyfus Appreciation                       Dreyfus Appreciation Fund (Class A)

                                        Dreyfus Growth and Value Funds, Inc.:
Dreyfus Premier Strategic Value            Dreyfus Premier Strategic Value Fund (Class A)
Dreyfus Midcap Value                       Dreyfus Midcap Value Fund (Class A)
Dreyfus General Money Market               Dreyfus General Money Market Fund (Class A)

                                        Fidelity Advisor Series I:
Fidelity Advisor Value Strategies          Fidelity Advisor Value Strategies Fund (Class T)
Fidelity Advisor Dividend Growth           Fidelity Advisor Dividend Growth Fund (Class T)
Fidelity Advisor Mid Cap                   Fidelity Advisor Mid Cap Fund (ClassT)
Fidelity Advisor International             Fidelity Advisor International Capital Appreciation Fund (Class T)
   Capital Appreciation

                                        INVESCO Stock Funds, Inc.:
INVESCO Dynamics                           INVESCO Dynamics Fund (Class K)

                                        INVESCO Sector Funds, Inc.:
INVESCO Technology                         INVESCO Technology Fund (Class K)

                                        Pacific Investment Management Company, Inc.:
PIMCO High Yield                           PIMCO High Yield Fund (Class A)

                                        Security Income Fund:
Security Capital Preservation              Security Capital Preservation Fund (Class A)
Security Diversified Income                Security Diversified Income Fund (Class A)
Security Income Opportunity                Security Income Opportunity Fund (Class A)

                                        Security Equity Fund:
Security Global                            Security Global Series (Class A)
Security Equity                            Security Equity Series (Class A)
Security Large Cap Growth                  Security Large Cap Growth Series (Class A)
Security Mid Cap Value                     Security Mid Cap Value Series (Class A)
Security Small Cap Growth                  Security Small Cap Growth Series (Class A)
Security Social Awareness                  Security Social Awareness Series (Class A)
Security Large Cap Value                Security Large Cap Value Fund (Class A)
Security Mid Cap Growth                 Security Mid Cap Growth Fund (Class A)

                                        Strong Conservative Equity Funds, Inc.:
Strong Growth and Income                   Strong Growth and Income Fund (Advisor Class)

                                        Strong Equity Funds, Inc.:
Strong Growth 20                           Strong Growth 20 Fund (Advisor Class)

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              SUBACCOUNT                                      MUTUAL FUND
              ----------                                      -----------
Strong Advisor Small Cap Value             Strong Advisor Small Cap Value Fund (Advisor Class)
Strong Opportunity                         Strong Opportunity Fund (Advisor Class)
Van Kampen Equity and Income            Van Kampen Equity and Income Fund (Class A)
Van Kampen Comstock                     Van Kampen Comstock Fund (Class A)
Van Kampen Aggressive Growth            Van Kampen Aggressive Growth Fund (Class A)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

AIM Advisors Inc. serves as investment advisor of AIM Basic Value Fund, AIM Mid Cap Core Equity Fund, AIM Small Cap Growth Fund, AIM Blue Chip Fund, AIM Dynamics Fund, and AIM Technology Fund. American Century Investment Management, Inc. serves as investment advisor of American Century Heritage Fund, American Century Select Fund, American Century Equity Income Fund and American Century International Growth Fund. Ariel Investments, Inc. serves as investment advisor of Ariel Fund and Ariel Premier Bond Fund. Calamos Asset Management, Inc. serves as investment advisor of Calamos Growth Fund and Calamos Growth and Income Fund. The Dreyfus Corporation serves as investment advisor of Dreyfus Appreciation Fund, Inc., Dreyfus Premier Strategic Value Fund, Dreyfus Mid Cap Value Fund, and Dreyfus General Money Market Fund. Fidelity Management & Research Company serves as investment advisor of Fidelity Advisor Value Strategies Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Mid Cap Fund, and Fidelity Advisor International Capital Appreciation Fund. Pacific Investment Management Company, Inc. serves as investment advisor of PIMCO High Yield Fund. Deutsche Asset Management, Inc. serves as investment advisor of Security Capital Preservation Fund. Security Management Company, LLC (SMC) serves as investment advisor of Security Diversified Income Fund, Security Global Series, Security Equity Series, Security Large Cap Growth Series, Security Mid Cap Value Series, Security Small Cap Growth Series, Security Social

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Awareness Series, Security Large Cap Value Fund, and Security Mid Cap Growth Fund. SMC has engaged OppenheimerFunds, Inc. to provide subadvisory services to Security Global Series, RS Investments to provide subadvisory services to Security Small Cap Growth Series, and The Dreyfus Corporation to provide subadvisory services to Security Large Cap Value Fund. Strong Capital Management, Inc. serves as investment advisor of Strong Growth and Income Fund, Strong Growth 20 Fund, Strong Advisor Small Cap Value Fund, and Strong Opportunity Fund. Van Kampen Asset Management, Inc. serves as investment advisor of Van Kampen Equity and Income Fund, Van Kampen Comstock Fund, and Van Kampen Aggressive Growth Fund.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the period ended December 31, 2004, were as follows:

                                         COST OF     PROCEEDS
              SUBACCOUNT                PURCHASES   FROM SALES
              ----------                ---------   ----------
                                            (In Thousands)
AIM Basic Value                           $  889       $312
AIM Mid Cap Core Equity                      266         46
AIM Small Cap Growth                         769         45
AIM Blue Chip                                289         37
American Century Heritage                     80          2
American Century Select                      898         30
American Century Equity Income             1,326        212
American Century International Growth        317         34
Ariel Fund                                 2,223         92
Ariel Premier Bond                           637        174
Calamos Growth                             4,743        666
Calamos Growth and Income                  4,285        586
Dreyfus Appreciation                       1,097         63

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                         COST OF     PROCEEDS
              SUBACCOUNT                PURCHASES   FROM SALES
              ----------                ---------   ----------
                                            (In Thousands)
Dreyfus Premier Strategic Value           $  688      $  202
Dreyfus Midcap Value                         436          87
Dreyfus General Money Market               1,255         895
Fidelity Advisor Value Strategies            763         186
Fidelity Advisor Dividend Growth           1,092         174
Fidelity Advisor Mid Cap                     188          28
Fidelity Advisor International
   Capital Appreciation                    1,220         670
INVESCO Dynamics                              19          12
INVESCO Technology                           145         151
PIMCO High Yield                           1,892         969
Security Capital Preservation              2,852       1,458
Security Diversified Income                  832         428
Security Income Opportunity*                 184           2
Security Global                              868         184
Security Equity                               51          19
Security Large Cap Growth                    120           6
Security Mid Cap Value                     6,356         742
Security Small Cap Growth                    228         150
Security Social Awareness                    113          32
Security Large Cap Value                     158          71
Security Mid Cap Growth                      811         367
Strong Growth and Income                      46          27
Strong Growth 20                              47          35
Strong Advisor Small Cap Value             1,748         282
Strong Opportunity                           133          64
Van Kampen Equity and Income               1,199         212
Van Kampen Comstock                        3,138         104
Van Kampen Aggressive Growth                  87          19

*    For the period from April 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ANNUITY RESERVES

As of December 31, 2004, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

2.   VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net asset value. Additionally SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% to 0.95% of the average daily net asset value. Additionally, SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1% of the contract value.

When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3.   SUMMARY OF UNIT TRANSACTIONS

The changes in units outstanding for the period ended December 31, 2004 and 2003 were as follows:

                                              2004                             2003
                                 ------------------------------   ------------------------------
                                                        NET                              NET
                                  UNITS    UNITS      INCREASE     UNITS     UNITS     INCREASE
        SUBACCOUNT               ISSUED   REDEEMED   (DECREASE)   ISSUED   REDEEMED   (DECREASE)
        ----------               ------   --------   ----------   ------   --------   ----------
                                                         (In Thousands)
AIM Basic Value                    145       (67)         78        142      (37)         105
AIM Mid Cap Core Equity             29        (9)         20         16       (4)          12
AIM Small Cap Growth               117       (23)         94         77      (22)          55
AIM Blue Chip                       47        (9)         38         28      (15)          13
American Century Heritage           11        --          11          4       (1)           3
American Century Select            141       (18)        123         94       (5)          89
American Century Equity Income     125       (36)         89         62      (11)          51
American Century International
   Growth                           47        (9)         38         23       (7)          16
Ariel Fund                         215       (28)        187         77      (12)          65
Ariel Premier Bond                  67       (23)         44         58      (21)          37
Calamos Growth                     566      (152)        414        399      (84)         315
Calamos Growth and Income          456      (113)        343        210      (40)         170
Dreyfus Appreciation               150       (21)        129         84      (30)          54

                         Variable Annuity Account XIV -
                         SecureDesigns Variable Annuity

                    Notes to Financial Statements (continued)

3.   SUMMARY OF UNIT TRANSACTIONS (CONTINUED)

                                               2004                             2003
                                    ------------------------------   ------------------------------
                                                            NET                              NET
                                     UNITS     UNITS     INCREASE     UNITS     UNITS     INCREASE
            SUBACCOUNT              ISSUED   REDEEMED   (DECREASE)   ISSUED   REDEEMED   (DECREASE)
            ----------              ------   --------   ----------   ------   --------   ----------
                                                           (In Thousands)
Dreyfus Premier Strategic Value        75       (24)         51         30       (20)         10
Dreyfus Midcap Value                   58       (17)         41         44       (18)         26
Dreyfus General Money Market          189      (147)         42         71       (66)          5
Fidelity Advisor Value Strategies      92       (35)         57         54       (35)         19
Fidelity Advisor Dividend Growth      159       (43)        116         73       (11)         62
Fidelity Advisor Mid Cap               22        (6)         16         16        (2)         14
Fidelity Advisor International
   Capital Appreciation               146       (84)         62        106        (8)         98
INVESCO Dynamics                        4        (2)          2          2        --           2
INVESCO Technology                     33       (33)         --         49       (26)         23
PIMCO High Yield                      173       (95)         78        135       (94)         41
Security Capital Preservation         355      (239)        116        431      (211)        220
Security Diversified Income            97       (60)         37        159       124)         35
Security Income Opportunity*           19        (1)         18         --        --          --
Security Global                       119       (38)         81         82       (31)         51
Security Equity                         6        (3)          3         11        (5)          6
Security Large Cap Growth              18        (1)         17          7        (1)          6
Security Mid Cap Value                544      (137)        407        313       (54)        259
Security Small Cap Growth              30       (20)         10         33       (13)         20
Security Social Awareness              16        (5)         11         11        (2)          9
Security Large Cap Value               21        (9)         12         10        (2)          8
Security Mid Cap Growth                91       (46)         45         63       (32)         31
Strong Growth and Income                7        (4)          3          7        (2)          5
Strong Growth 20                       10        (6)          4         21       (17)          4
Strong Advisor Small Cap Value        132       (38)         94        110       (35)         75
Strong Opportunity                     18        (9)          9         14        (9)          5
Van Kampen Equity and Income          142       (42)        100         73       (53)         20
Van Kampen Comstock                   409       (66)        343        163       (57)        106
Van Kampen Aggressive Growth           14        (3)         11          8        (4)          4

*    For the period from April 1, 2004 (inception date) to December 31, 2004.

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2. A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2004, follows:

             SUBACCOUNT                  2004              2003          2002        2001
             ----------            ---------------   ---------------   --------    -------
AIM BASIC VALUE
Units                                      354,120           275,973    171,063     32,599
Unit value                         $ 9.42 - $13.41   $ 8.83 - $12.60   $   6.87    $  9.29
Net assets (000s)                  $         3,338   $       2,438.9   $1,175.4    $ 303.2
Ratio of expenses to net assets*      0.90% - 1.10%     0.90% - 1.10%      0.90%      0.90%
Investment income ratio**                       --%               --%        --%       .01%
Total return***                       6.68% - 6.43%   28.53% - 28.31%    (26.05)%    (8.20)%

AIM MID CAP CORE EQUITY
Units                                       59,158            39,635     27,915      5,147
Unit value                         $10.80 - $13.13   $ 9.87 - $12.02   $   8.07    $  9.44
Net assets (000s)                  $           640   $         391.5   $  225.6    $  48.6
Ratio of expenses to net assets*      0.90% - 1.10%     0.90% - 1.10%      0.90%      0.90%
Investment income ratio**                       --%               --%        --%      0.13%
Total return***                       9.42% - 9.23%   22.30% - 21.91%    (14.51)%    (6.16)%

AIM SMALL CAP GROWTH
Units                                      212,923           119,249     63,534      9,248
Unit value                         $ 8.79 - $13.24   $ 8.55 - $12.91   $   6.39    $  9.23
Net assets (000s)                  $         1,873   $       1,019.8   $  406.1    $  85.4
Ratio of expenses to net assets*      0.90% - 1.10%     0.90% - 1.10%      0.90%      0.90%
Investment income ratio**                       --%               --%        --%        --%
Total return***                       2.81% - 2.56%   33.80% - 33.51%    (30.77)%    (6.39)%

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

4. UNIT VALUES (CONTINUED)

              SUBACCOUNT                     2004               2003          2002       2001
              ----------                ---------------   ---------------   -------    --------
AIM BLUE CHIP
Units                                            84,524            46,076    33,460       9,003
Unit value                              $ 7.18 - $11.38   $ 7.16 - $11.37   $  5.94    $   8.40
Net assets (000s)                       $           607   $         329.9   $ 198.7    $   75.7
Ratio of expenses to net assets*           0.90% - 1.10%     0.90% - 1.10%     0.90%       0.90%
Investment income ratio**                            --%               --%       --%         --%
Total return***                            0.28% - 0.09%   20.54% - 20.19%   (29.29)%    (11.58)%

AMERICAN CENTURY HERITAGE
Units                                            14,586             4,284       946         652
Unit value                              $ 8.12 - $11.65   $ 7.90 - $11.36   $  6.78    $   8.40
Net assets (000s)                       $           119   $          33.9   $   6.4    $    5.5
Ratio of expenses to net assets*           0.90% - 1.10%     0.90% - 1.10%     0.90%       0.90%
Investment income ratio**                            --%               --%       --%         --%
Total return***                            2.78% - 2.55%   16.52% - 16.39%   (19.29)%    (16.75)%

AMERICAN CENTURY SELECT
Units                                           248,707           126,043    36,916       1,562
Unit value                              $ 7.85 - $11.79   $ 7.62 - $11.47   $  6.37    $   8.60
Net assets (000s)                       $         1,953   $         960.7   $ 235.0    $   13.4
Ratio of expenses to net assets*           0.90% - 1.10%             0.90%     0.90%       0.90%
Investment income ratio**                            --%               --%     0.01%         --%
Total return***                            3.02% - 2.79%            19.62%   (25.93)%    (10.32)%

AMERICAN CENTURY EQUITY INCOME
Units                                           187,667            98,637    47,779       6,302
Unit value                              $12.21 - $12.83   $11.31 - $11.91   $  9.49    $  10.41
Net assets (000s)                       $         2,292   $       1,115.9   $ 453.2    $   65.6
Ratio of expenses to net assets*           0.90% - 1.10%     0.90% - 1.10%     0.90%       0.90%
Investment income ratio**                          2.02%             2.56%     2.48%       0.91%
Total return***                            7.96% - 7.72%     19.18%-18.98%    (8.84)%      2.97%

AMERICAN CENTURY INTERNATIONAL GROWTH
Units                                            83,143            45,503    29,825       2,116
Unit value                              $ 8.38 - $12.79   $ 7.57 - $11.59   $  6.29    $   8.12
Net assets (000s)                       $           697   $         344.6   $ 187.6    $   17.2
Ratio of expenses to net assets*           0.90% - 1.10%     0.90% - 1.10%     0.90%       0.90%
Investment income ratio**                          0.85%             0.61%     1.11%       0.29%
Total return***                          10.70% - 10.35%   20.35% - 20.10%   (22.54)%   (-11.83)%

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                   2004               2003            2002       2001
           ----------              ---------------    ---------------    --------   -------
ARIEL FUND
Units                                      265,046             78,211      12,721        --
Unit value                         $12.09 - $14.40    $10.31 - $12.30    $   8.37        --
Net assets (000s)                  $         3,212    $         809.4    $  106.5        --
Ratio of expenses to net assets*      0.90% - 1.10%      0.90% - 1.10%       0.90%       --%
Investment income ratio**                     0.07%                --%       2.89%       --%
Total return***                     17.26% - 17.07%    23.18% - 22.88%     (16.30)%      --%

ARIEL PREMIER BOND FUND
Units                                       86,211             42,688       5,873        --
Unit value                         $10.42 - $10.05    $10.41 - $10.06    $  10.43        --
Net assets (000s)                  $           899    $         443.8    $   61.2        --
Ratio of expenses to net assets*      0.90% - 1.10%      0.90% - 1.10%       0.90%       --%
Investment income ratio**                     2.32%              2.46%       4.34%       --%
Total return***                      0.10% - (0.10%)  (0.19)% - (0.30)%      4.30%       --%

CALAMOS GROWTH
Units                                      947,288            532,926     218,387    35,400
Unit value                         $11.54 - $14.75    $10.11 - $12.95    $   7.39   $  9.13
Net assets (000s)                     $     10,944    $       5,394.8    $1,614.4   $ 323.5
Ratio of expenses to net assets*      0.90% - 1.10%      0.90% - 1.10%       0.90%     0.90%
Investment income ratio**                       --%                --%         --%       --%
Total return***                     14.14% - 13.90%    36.81% - 36.60%     (19.06)%   (5.88)%

CALAMOS GROWTH AND INCOME
Units                                      639,433            295,986     125,714    19,412
Unit value                         $11.60 - $12.93    $11.00 - $12.28    $   8.96   $  9.72
Net assets (000s)                  $         7,423    $       3,259.3    $1,128.3   $ 188.9
Ratio of expenses to net assets*      0.90% - 1.10%      0.90% - 1.10%       0.90%     0.90%
Investment income ratio**                     1.75%              1.96%       2.23%     2.50%
Total return***                       5.45% - 5.29%      22.77%-22.43%     (7.82)%    (1.72)%

DREYFUS APPRECIATION
Units                                      262,586            133,554      79,711    16,424
Unit value                         $ 8.47 - $11.26    $ 8.34 - $11.11    $   7.20   $  9.04
Net assets (000s)                  $         2,226    $       1,114.6    $  574.5   $ 148.6
Ratio of expenses to net assets*      0.90% - 1.10%      0.90% - 1.10%       0.90%     0.90%
Investment income ratio**                     1.74%              1.39%       1.46%     1.38%
Total return***                       1.56% - 1.35%    15.83% - 15.49%     (20.35)%   (6.22)%

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

            SUBACCOUNT                    2004               2003            2002       2001
            ----------              ---------------    ---------------    --------    -------
DREYFUS PREMIER STRATEGIC VALUE
Units                                        87,798             37,205      26,572      1,387
Unit value                          $10.76 - $15.02    $ 9.52 - $13.31    $   6.89    $  9.80
Net assets (000s)                   $           948    $         354.1    $  183.2    $  13.6
Ratio of expenses to net assets*       0.90% - 1.10%      0.90% - 1.10%       0.90%      0.90%
Investment income ratio**                        --%                --%         --%      0.54%
Total return***                        13.03%-12.85%      38.17%-37.78%     (29.69)%    (1.31)%

DREYFUS MIDCAP VALUE
Units                                       156,953            115,264      88,629     10,151
Unit value                          $10.36 - $16.96    $ 9.17 - $15.04    $   6.05    $  9.44
Net assets (000s)                   $         1,631    $       1,056.6    $  536.1    $  95.9
Ratio of expenses to net assets*       0.90% - 1.10%      0.90% - 1.10%       0.90%      0.90%
Investment income ratio**                        --%                --%         --%      0.12%
Total return***                        12.98%-12.77%      51.57%-51.16%     (35.91)%    (1.67)%

DREYFUS GENERAL MONEY MARKET
Units                                        79,034             37,676      32,662      7,130
Unit value                          $          8.99    $          9.31    $   9.66    $  9.93
Net assets (000s)                   $           711    $         351.4    $  316.0    $  70.9
Ratio of expenses to net assets*               0.90%              0.90%       0.90%      0.90%
Investment income ratio**                      0.59%              0.28%       0.87%      0.90%
Total return***                               (3.44%)            (3.62)%     (2.72)%    (0.70)%

FIDELITY ADVISOR VALUE STRATEGIES
Units                                       135,180             78,490      58,759     13,282
Unit value                          $11.74 - $16.19    $10.68 - $14.76    $   6.94    $  9.79
Net assets (000s)                   $         1,601    $         841.1    $  408.1    $ 130.1
Ratio of expenses to net assets*       0.90% - 1.10%      0.90% - 1.10%       0.90%      0.90%
Investment income ratio**                        --%                --%         --%        --%
Total return***                        9.93% - 9.69%      53.89%-53.59%     (29.11)%    (8.76)%

FIDELITY ADVISOR DIVIDEND GROWTH
Units                                       227,521            111,746      50,115      4,709
Unit value                          $          8.52    $          8.42    $   7.16    $  9.40
Net assets (000s)                   $         1,938    $         941.1    $  358.7    $  44.3
Ratio of expenses to net assets*               0.90%              0.90%       0.90%      0.90%
Investment income ratio**                      1.13%              0.50%       0.77%      0.17%
Total return***                                1.19%             17.60%     (23.83)%    (5.05)%

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                   2004              2003            2002       2001
           ----------              ---------------   ---------------   ---------   -------
FIDELITY ADVISOR MID CAP
Units                                       48,452            32,256    18,240       7,408
Unit value                         $11.00 - $15.34   $ 9.87 - $13.79   $  7.14     $  9.14
Net assets (000s)                  $           534   $         318.8   $ 130.4     $  67.7
Ratio of expenses to net assets*      0.90% - 1.10%     0.90% - 1.10%     0.90%       0.90%
Investment income ratio**                       --%               --%       --%         --%
Total return***                       11.45%-11.24%     38.24%-38.04%   (21.88)%     (8.69)%

FIDELITY ADVISOR INTERNATIONAL
   CAPITAL APPRECIATION
Units                                      170,867           108,986    11,026         637
Unit value                         $11.00 - $13.98   $10.38 - $13.22   $  7.66     $  9.12
Net assets (000s)                  $         1,881   $       1,132.4   $  84.5     $   5.8
Ratio of expenses to net assets*      0.90% - 1.10%     0.90% - 1.10%     0.90%       0.90%
Investment income ratio**                       --%               --%       --%         --%
Total return***                       5.97% - 5.75%     35.51%-35.31%   (16.01)%     (1.72)%

INVESCO DYNAMICS
Units                                        6,681             5,288     3,373         166
Unit value                         $          7.18   $          6.69   $  5.04     $  7.84
Net assets (000s)                  $            48   $          35.4   $  17.0     $   1.3
Ratio of expenses to net assets*              0.90%             0.90%     0.90%       0.90%
Investment income ratio**                       --%               --%       --%         --%
Total return***                               7.32%            32.74%   (35.71)%    (16.06)%

INVESCO TECHNOLOGY
Units                                       43,514            43,534    21,478       5,353
Unit value                         $ 4.85 - $12.51   $ 4.89 - $12.63   $  3.56     $  7.02
Net assets (000s)                  $           212   $         213.0   $  76.6     $  37.6
Ratio of expenses to net assets*      0.90% - 1.10%     0.90% - 1.10%     0.90%       0.90%
Investment income ratio**                       --%               --%       --%         --%
Total return***                      (0.82%)-(0.95%)    37.36%-36.84%   (49.29)%    (19.86)%

PIMCO HIGH YIELD FUND
Units                                      123,847            45,672     4,806          --
Unit value                         $11.84 - $12.84   $11.30 - $12.27   $  9.53          --
Net assets (000s)                  $         1,477   $         516.8   $  45.8          --
Ratio of expenses to net assets*      0.90% - 1.10%     0.90% - 1.10%     0.90%         --%
Investment income ratio**                     7.05%             9.36%     3.11%         --%
Total return***                       4.78% - 4.65%     18.57%-18.32%    (4.70)%        --%

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

           SUBACCOUNT                   2004                2003            2002        2001
           ----------              ---------------    ----------------   ----------   -------
SECURITY CAPITAL PRESERVATION
Units                                      690,123           573,700      354,057      32,546
Unit value                         $10.34 - $10.10    $10.13 - $9.92     $  10.18     $ 10.13
Net assets (000s)                  $         7,145    $      5,807.2     $3,598.8     $ 329.2
Ratio of expenses to net assets*      0.90% - 1.10%     0.90% - 1.10%        0.90%       0.90%
Investment income ratio**                     5.74%             3.58%        4.28%       2.10%
Total return***                       2.07% - 1.81%    (0.49)%-(0.60)%       0.49%       0.90%

SECURITY DIVERSIFIED INCOME
Units                                      161,588           124,661       90,122      15,149
Unit value                         $ 10.52 - $9.91    $10.58 - $9.99     $  10.71     $ 10.21
Net assets (000s)                  $         1,697    $      1,315.2     $  962.7     $ 154.2
Ratio of expenses to net assets*      0.90% - 1.10%     0.90% - 1.10%        0.90%       0.90%
Investment income ratio**                     4.67%             4.69%        5.60%       2.42%
Total return***                      (0.57%)-(0.80%)   (1.21)%-(1.38)%       4.90%       1.79%

SECURITY INCOME OPPORTUNITY****
Units                                       18,049                --           --          --
Unit value                         $10.05 - $10.03    $           --     $     --     $    --
Net assets (000s)                  $           182    $           --     $     --     $    --
Ratio of expenses to net assets*      0.90% - 1.10%               --%          --%         --%
Investment income ratio**                     1.79%               --%          --%         --%
Total return***                       0.50% - 0.30%               --%          --%         --%

SECURITY GLOBAL
Units                                      230,964           149,826       99,389      24,741
Unit value                         $10.13 - $14.83    $8.93 - $13.10     $   6.56     $  8.99
Net assets (000s)                  $         2,342    $      1,338.2     $  651.8     $ 222.5
Ratio of expenses to net assets*      0.90% - 1.10%     0.90% - 1.10%        0.90%       0.90%
Investment income ratio**                       --%               --%          --%         --%
Total return***                       13.44%-13.21%     36.13%-35.89%      (27.03)%     (7.51)%

SECURITY EQUITY
Units                                       28,942            25,765       20,193       2,621
Unit value                         $ 7.94 - $11.34    $7.69 - $11.00     $   6.61     $  9.00
Net assets (000s)                  $           231    $        198.4     $  133.5     $  23.6
Ratio of expenses to net assets*      0.90% - 1.10%     0.90% - 1.10%        0.90%       0.90%
Investment income ratio**                       --%             0.18%          --%         --%
Total return***                       3.25% - 3.09%     16.34%-16.03%      (26.56)%     (8.35)%

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

         SUBACCOUNT                       2004              2003          2002        2001
         ----------                 ---------------   ---------------   --------    -------
SECURITY LARGE CAP GROWTH
Units                                        31,149            14,433      7,524      1,644
Unit value                          $ 7.28 - $10.90   $  7.37- $11.06   $   6.21    $  8.86
Net assets (000s)                   $           227   $         106.4   $   46.7    $  14.6
Ratio of expenses to net assets*       0.90% - 1.10%             0.90%      0.90%      0.90%
Investment income ratio**                         -%               --%        --%        --%
Total return***                      (1.22%)-(1.45%)            18.68%    (29.91)%    (8.57)%

SECURITY MID CAP VALUE
Units                                       827,369           420,428    161,101     34,205
Unit value                          $14.39 - $18.40   $11.80 - $15.11   $   8.08    $  9.87
Net assets (000s)                   $        11,912   $       4,964.0   $1,302.3    $ 337.8
Ratio of expenses to net assets*       0.90% - 1.10%     0.90% - 1.10%      0.90%      0.90%
Investment income ratio**                        --%               --%        --%        --%
Total return***                        21.95%-21.77%     46.04%-45.71%    (18.14)%    (1.89)%

SECURITY SMALL CAP GROWTH
Units                                        38,715            28,558      8,658      1,216
Unit value                          $10.09 - $16.22   $ 9.03 - $14.55   $   6.06    $  8.66
Net assets (000s)                   $           394   $         258.5   $   52.4    $  10.6
Ratio of expenses to net assets*       0.90% - 1.10%     0.90% - 1.10%      0.90%      0.90%
Investment income ratio**                        --%               --%        --%        --%
Total return***                        11.74%-11.48%     49.01%-48.93%    (30.02)%   (12.26)%

SECURITY SOCIAL AWARENESS
Units                                        34,269            22,678     13,702      5,954
Unit value                          $          7.97   $          7.96   $   6.76    $  8.88
Net assets (000s)                   $           273   $         180.5   $   92.7    $  52.9
Ratio of expenses to net assets*               0.90%             0.90%      0.90%      0.90%
Investment income ratio**                        --%               --%        --%        --%
Total return***                                0.13%            17.75%    (23.87)%    (8.26)%

SECURITY LARGE CAP VALUE
Units                                        40,084            28,792     21,050     10,858
Unit value                          $ 8.83 - $12.49   $ 8.34 - $11.82   $   6.82    $  9.35
Net assets (000s)                   $           356   $         240.5   $  143.7    $ 101.6
Ratio of expenses to net assets*       0.90% - 1.10%             0.90%      0.90%      0.90%
Investment income ratio**                        --%             0.26%        --%      0.74%
Total return***                        5.88% - 5.67%            22.29%    (27.06)%    (5.27)%

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

         SUBACCOUNT                       2004              2003          2002        2001
         ----------                 ---------------   ---------------   --------    -------
SECURITY MID CAP GROWTH
Units                                       131,909            87,204     56,255     13,183
Unit value                          $ 9.90 - $15.67   $ 9.39 - $14.90   $   6.26    $  8.99
Net assets (000s)                   $         1,314   $         819.8   $  352.2    $ 118.6
Ratio of expenses to net assets*       0.90% - 1.10%     0.90% - 1.10%      0.90%      0.90%
Investment income ratio**                        --%               --%        --%        --%
Total return***                        5.43% - 5.17%     50.00%-49.75%    (30.37)%    (7.03)%

STRONG GROWTH AND INCOME
Units                                        15,808            12,942      7,817      3,944
Unit value                          $          8.15   $          7.79   $   6.51    $  8.64
Net assets (000s)                   $           129   $         100.8   $   50.9    $  34.1
Ratio of expenses to net assets*               0.90%             0.90%      0.90%      0.90%
Investment income ratio**                      0.47%             0.27%      0.33%       --%
Total return***                                4.62%            19.66%    (24.65)%   (10.19)%

STRONG GROWTH 20
Units                                        34,342            31,130     27,133     12,355
Unit value                          $          6.66   $          6.10   $   4.98    $  7.46
Net assets (000s)                   $           229   $         189.7   $  134.8    $  92.1
Ratio of expenses to net assets*               0.90%             0.90%      0.90%      0.90%
Investment income ratio**                        --%               --%        --%        --%
Total return***                                9.18%            22.49%    (33.24)%   (16.27)%

STRONG ADVISOR SMALL CAP VALUE
Units                                       251,352           157,907     82,642     13,385
Unit value                          $14.35 - $16.71   $12.45 - $14.52   $   8.72    $  9.66
Net assets (000s)                   $         3,609   $       1,965.8   $  720.5    $ 129.4
Ratio of expenses to net assets*       0.90% - 1.10%     0.90% - 1.10%      0.90%      0.90%
Investment income ratio**                        --%               --%        --%        --%
Total return***                        15.26%-15.08%     42.78%-42.49%     (9.73)%    (4.36)%

STRONG OPPORTUNITY
Units                                        37,606            28,498     23,034      4,610
Unit value                          $ 9.47 - $14.45   $ 8.39 - $12.82   $   6.35    $  9.06
Net assets (000s)                   $           358   $         239.0   $  146.3    $  41.8
Ratio of expenses to net assets*       0.90% - 1.10%             0.90%      0.90%      0.90%
Investment income ratio**                        --%               --%        --%      0.46%
Total return***                        12.87%-12.71%            32.13%    (29.91)%    (6.69)%

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

          SUBACCOUNT                       2004            2003           2002       2001
          ----------                ---------------   ---------------   --------    -------
VAN KAMPEN EQUITY AND INCOME
Units                                       212,776           112,796     92,610     19,794
Unit value                          $10.72 - $12.54   $ 9.98 - $11.69   $   8.49    $  9.63
Net assets (000s)                   $         2,282   $       1,127.5   $  787.4    $ 190.6
Ratio of expenses to net assets*       0.90% - 1.10%     0.90% - 1.10%      0.90%      0.90%
Investment income ratio**                      2.35%             2.17%      2.89%      1.55%
Total return***                        7.41% - 7.27%     17.55%-17.25%    (11.84)%    (3.99)%

VAN KAMPEN COMSTOCK
Units                                       647,442           303,829    197,544     39,034
Unit value                          $ 9.88 - $14.26   $ 8.74 - $12.63   $   6.94    $  8.97
Net assets (000s)                   $         6,402   $       2,655.8   $1,371.0    $ 350.5
Ratio of expenses to net assets*       0.90% - 1.10%     0.90% - 1.10%      0.90%      0.90%
Investment income ratio**                      1.25%             1.18%      1.44%      0.68%
Total return***                        13.04%-12.91%     25.94%-25.67%    (22.63)%    (9.03)%

VAN KAMPEN AGGRESSIVE GROWTH
Units                                        32,585            21,445     16,824      2,834
Unit value                          $ 7.23 - $13.67   $ 6.53 - $12.38   $   4.88    $  7.67
Net assets (000s)                   $           236   $         140.6   $   82.0    $  21.7
Ratio of expenses to net assets*       0.90% - 1.10%     0.90% - 1.10%      0.90%      0.90%
Investment income ratio**                        --%               --%        --%      0.05%
Total return***                        10.72%-10.42%     33.81%-33.55%    (36.38)%   (16.17)%

                         Variable Annuity Account XIV -
                          Valuebuilder Variable Annuity

                    Notes to Financial Statements (continued)

4.   UNIT VALUES (CONTINUED)

* These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

**** This is activity for the period from April 1, 2004 (inception date) to December 31, 2004.

(SECURITY BENEFIT LIFE(SM) INSURANCE COMPANY LOGO)

VARIABLE ANNUITY

Please type or print in black ink.

1.   TYPE OF ANNUITY CONTRACT

[ ]  403(b) TSA

[ ]  408A Roth IRA

[ ]  408 IRA

CONTRIBUTION YEAR
                  ---------

2.   ANNUITANT

------------------------------   -----------------   ---------------------------
Name of Annuitant
(First)                          (MI)                (Last)

[ ] Male   [ ] Female

--------------------------------------------------------------------------------
Mailing Address                                                   Apt.

--------------------------------------------------------------------------------
City
                              -
--- ---   --- --- --- --- ---   --- --- --- ---
State     Zip Code
        /         /
--- ---   --- ---   --- --- --- ---
Date of Birth

--- --- --- --- --- --- --- --- ---
Social Security Number / Tax I.D. Number
            -             -
--- --- ---   --- --- ---   --- --- --- ---
Phone Number (for confidential calls between 8:00am and 6:00pm CST)

--------------------------------------------------------------------------------
E-Mail Address

3.   OWNER (APPLICANT)

------------------------------   -----------------   ---------------------------
Name of Owner
(First)                          (MI)                (Last)

[ ] Male   [ ] Female

--------------------------------------------------------------------------------
Mailing Address                                                   Apt.

--------------------------------------------------------------------------------
City
                              -
--- ---   --- --- --- --- ---   --- --- --- ---
State     Zip Code
        /         /
--- ---   --- ---   --- --- --- ---
Date of Birth

--- --- --- --- --- --- --- --- ---
Social Security Number / Tax I.D. Number
            -             -
--- --- ---   --- --- ---   --- --- --- ---
Phone Number (for confidential calls between 8:00am and 6:00pm CST)

--------------------------------------------------------------------------------
E-Mail Address

--------------------------------------------------------------------------------
Residential Address (if different than mailing address)           Apt.

--------------------------------------------------------------------------------
City

                              -
--- ---   --- --- --- --- ---   --- --- --- ---
State     Zip Code

4.   JOINT OWNER

------------------------------   -----------------   ---------------------------
Name of Joint Owner
(First)                          (MI)                (Last)

[ ] Male   [ ] Female

--------------------------------------------------------------------------------
Address                                                           Apt.

--------------------------------------------------------------------------------
City
                              -
--- ---   --- --- --- --- ---   --- --- --- ---
State     Zip Code
        /         /
--- ---   --- ---   --- --- --- ---
Date of Birth

--- --- --- --- --- --- --- --- ---
Tax I.D. Number / Social Security Number
            -             -
--- --- ---   --- --- ---   --- --- --- ---
Phone Number (for confidential calls between 8:00am and 6:00pm CST)

--------------------------------------------------------------------------------
E-Mail Address

5.   PRIMARY BENEFICIARY(IES)

   Name                                 DOB          Relationship          %
                                                       to Owner
1.
   -----------------------------------------------------------------------------
2.
   -----------------------------------------------------------------------------
3.
   -----------------------------------------------------------------------------
4.
   -----------------------------------------------------------------------------

6.   CONTINGENT BENEFICIARY(IES)

   Name                                 DOB          Relationship          %
                                                       to Owner
1.
   -----------------------------------------------------------------------------
2.
   -----------------------------------------------------------------------------

     MAIL TO: SECURITY BENEFIT - ONE SECURITY BENEFIT PLACE - TOPEKA, KANSAS
                      66636-0001 OR FAX TO: 1-785-438-5177
                ALSO VISIT US ONLINE AT WWW.SECURITYBENEFIT.COM
         QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.
                    LEA #
                          ----------------------------------

7.   ALLOCATION OF PURCHASE PAYMENTS

_____% AIM Technology
_____% American Century Intl Growth
_____% Security Global
_____% Security Small Cap Growth
_____% AIM Small Cap Growth
_____% Fidelity Advisor Value Strat
_____% Wells Fargo Advtg SmCp Value
_____% Ariel
_____% Security Mid Cap Growth
_____% AIM Dynamics
_____% Van Kampen Aggressive Growth
_____% Calamos Growth
_____% American Century Heritage
_____% Wells Fargo Advtg Opportunity
_____% AIM Mid Cap Core Equity
_____% Dreyfus Midcap Value
_____% Security Mid Cap Value
_____% Wells Fargo Advtg Growth
_____% Security Large Cap Growth
_____% AIM Blue Chip
_____% American Century Select
_____% Security Social Awareness
_____% Fidelity Advisor Div Growth
_____% Wells Fargo Advtg Gro & Inc
_____% Security Equity
_____% Dreyfus Appreciation
_____% Dreyfus Premier Strat Value
_____% AIM Basic Value
_____% Van Kampen Comstock
_____% Security Large Cap Value
_____% American Century Equity Income
_____% Van Kampen Equity and Income
_____% Calamos Growth and Income
_____% PIMCO High Yield
_____% Security Diversified Income
_____% Ariel Premier Bond
_____% Security Capital Preservation
_____% Security Income Opportunity
_____% Dreyfus General Money Market
_____% Fixed Account
MUST TOTAL 100%

8.   SALARY REDUCTION INFORMATION

[ ] Salary Savings

    Annual Contribution Amount $
                                 --------------
    Number of Payments Per Year
                                -------

    Payor I.D.
               -----------------------------------------------------------------
                              (to be completed by Representative)

--------------------------------------------------------------------------------
Employer Name

--------------------------------------------------------------------------------
Mailing Address                                                   Apt.

--------------------------------------------------------------------------------
City
                              -
--- ---   --- --- --- --- ---   --- --- --- ---
State     Zip Code

--------------------------------------------------------------------------------
Billing Statement Address                                         Apt.

--------------------------------------------------------------------------------
City
                              -
--- ---   --- --- --- --- ---   --- --- --- ---
State     Zip Code

Beginning Date
               -----------------------------------------------------------------

Will Employer match contributions? [ ] Yes   [ ] No

            -             -
--- --- ---   --- --- ---   --- --- --- ---
Employer Phone Number

--------------------------------------------------------------------------------
Employer E-Mail Address

Skip Payment Frequency Applicable? [ ] Yes   [ ] No

Months to Skip:
                ----------------------------------------------------------------

9.   REPLACEMENT

1.   Do you currently have any existing annuity or insurance policies?
     [ ] No   [ ] Yes, see list below.

2.   Does this proposed contract replace or change any existing annuity or
     insurance policy? [ ] No   [ ] Yes
     If yes, please list company and policy number

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

Please note that if this proposed contract replaces or changes an existing policy, the agent shall submit a copy of the Replacement Notice with this application and is required to leave with the applicant a copy of any written material presented to the applicant.

10.  OPTIONAL RIDERS

INCOME RIDERS:
[ ] Guaranteed Minimum Income Benefit*
    [ ] 3%   [ ] 5%

DEATH BENEFIT RIDERS:
[ ] Combination Annual Stepped Up and Guaranteed Growth at 5% Death Benefit*
[ ] Combination Enhanced and Annual Stepped Up Death Benefit
[ ] Combination Enhanced and Guaranteed Growth at 5% Death Benefit*
[ ] Combination Enhanced, Annual Stepped Up and Guaranteed Growth at 5% Death
    Benefit*
[ ] Annual Stepped Up Death Benefit
[ ] Guaranteed Growth Death Benefit*
    [ ] 3%   [ ] 5%   [ ] 6%   [ ] 7%
[ ] Enhanced Death Benefit

CREDIT ENHANCEMENT RIDER:
    [ ] 3%   [ ] 4%   [ ] 5%

SURRENDER CHARGE RIDERS:
[ ] Nursing Home, Terminal Illness, Disability
[ ] 5-years and age 59 1/2
[ ] 10-years or Disability
[ ] 15-years or Disability
[ ] Hardship
[ ] 0-year Alternate Withdrawal Charge Rider
[ ] 4-year Alternate Withdrawal Charge Rider

TOTAL PROTECTION RIDERS:
[ ] 5% Total Protection

GUARANTEED WITHDRAWAL BENEFITS RIDERS:
[ ] Annual Withdrawal Benefit 5%; Benefit Amount 130%
[ ] Annual Withdrawal Benefit 6%; Benefit Amount 110%
[ ] Annual Withdrawal Benefit 7%; Benefit Amount 100%

Please select only one Rider from each Rider Category above. For example, you may select only one Death Benefit from those listed under "Death Benefit Riders" above.

* The maximum rate under the riders for Contract Value in the Money Market or Fixed Account is 4%. Even if you select a rate of 5%, 6% or 7%, the rate applicable to the Money Market or Fixed Account will still be 4%. As a result, if you expect to invest significantly in those Accounts, you may want to select a rate of 4% or less. Otherwise, you may pay for a higher rate without realizing the benefit.

11.  ELECTRONIC TRANSFER PRIVILEGE

[ ] If you do not wish to authorize Electronic Transfers, you must check this box. SBL will make transfers, account changes and effect various other transactions based on instructions received via telephone, Internet, or other available electronic means.

12.  STATEMENT OF UNDERSTANDING

I have been given and understand a current prospectus that describes the contract for which I am applying and a current prospectus for each of the funds which underlie each Subaccount above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Subaccounts may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all risk of investment unless some of my funds are placed in the Security Benefit Fixed Account.

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on redemption imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's
Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

[ ]  Check this box to receive a Statement of Additional Information.

13.  TAX IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; AND (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

13.  TAX IDENTIFICATION NUMBER CERTIFICATION (CONTINUED)

X
--------------------------------------------------------------------------------
Signature of Owner                                         Date (Month/Day/Year)

--------------------------------------------------------------------------------
Signed at (City-State)                                     Date (Month/Day/Year)

X
--------------------------------------------------------------------------------
Signature of Joint Owner                                   Date (Month/Day/Year)

CERTIFICATION INSTRUCTIONS: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

14.  REGISTERED REPRESENTATIVE/DEALER INFORMATION

Representative's Statement - Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in question 9 above. I have complied with the requirements for disclosure and/or replacement.

[ ]  Yes. If yes, please comment below.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
Signature of Agent                                         Date (Month/Day/Year)

--------------------------------------------------------------------------------
Print Name of Agent

--------------------------------------------------------------------------------
Registered Agent's License I.D. Number

--------------------------------------------------------------------------------
Print Name of Broker/Dealer

           -               -
--- --- --- --- --- --- --- --- --- ---
Phone Number (for confidential calls between 8:00am and 6:00pm CST)

--------------------------------------------------------------------------------
Broker Account Number

--------------------------------------------------------------------------------
Brokerage Group Number

For Company Representative's Use Only

Option: [ ] A   [ ] B   [ ] C   [ ] D

(SECURITY BENEFIT LIFE(SM) INSURANCE COMPANY LOGO)

                          VARIABLE ANNUITY APPLICATION
                                STATE DISCLOSURES

ALL JURISDICTIONS EXCEPT AR, AZ, CT, DC, FL, KS, KY, LA, ME, MN, NJ, NM, OH, OK, PA, TX, VA, VT AND WA. Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

NJ ONLY

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OK ONLY

Warning: Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of insurance fraud.

WA AND VT ONLY

Any person who knowingly presents a false or fraudulent claim for the payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.

OR ONLY

Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

AR, DC, KY, ME, NM, OH AND PA ONLY

Any person who, knowingly and with intent to defraud any Insurance Company or other person, files an application for insurance or statement of claim containing materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

CT AND TX ONLY

Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud, as determined by a court of competent jurisdiction.

LA ONLY

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime may be subject to fines and confinements in prison.

FL ONLY

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing false, incomplete, or misleading information is guilty of a felony of the third degree.

AZ ONLY

Upon written request, the Company will provide additional information regarding the benefits and provisions of this annuity contract to the Owner/Applicant. If for any reason, the Owner/Applicant is not satisfied with this annuity contract, the Owner/Applicant may return the contract within 10 days after the contract is delivered and receive a refund equal to the sum of the difference between the premiums paid, including any contract fees or other charges, and the amounts allocated to any separate accounts under the contract, and the value of the amounts allocated to any separate accounts under the contract on the date the returned contract is received by the Company.

        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     a.   Financial Statements

          The financial statements of SBL Variable Annuity Account XIV - SecureDesigns Variable Annuity, AdvanceDesigns Variable Annuity, Security Benefit Advisor Variable Annuity, and Valuebuilder Variable Annuity at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, are included in Part B of this Registration Statement.

          The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 are incorporated herein by reference to the financial statements filed with the SBL Variable Annuity Account XIV Pre-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 14 under the Investment Company Act of 1940 to Registration Statement No. 333-120399 (filed March 11, 2005).

     b.   Exhibits

          (1) Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(a)

          (2)  Not Applicable

          (3)  (a) Service Facilities Agreement(r)

               (b)  Marketing Organization Agreement(g)

               (c)  SBL Variable Products Broker/Dealer Sales Agreement(h)

               (d) SBL Variable Product Sales Agreement (3-Way Agreement) (Form 9482C 7-00)(j)

               (e)  Marketing Organization Agreement Commission
                    Schedule-SecureDesigns(k)

               (f)  Marketing Organization Agreement Commission Schedule -
                    NEA(k)

               (g) Marketing Organization Agreement Commission Schedule - AdvanceDesigns(p)

               (h)  Marketing Organization Agreement Commission Schedule -
                    AEA(p)

               (i) Marketing Organization Agreement Commission Schedule - Security Benefit Advisor(p)

               (j)  NEA Valuebuilder Marketing Organization Agreement(k)

               (k)  AEA Valuebuilder Marketing Organization Agreement(p)

               (l) NEA Valuebuilder Marketing Organization Agreement Annualization Amendment(k)

               (m) Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreements(s)

          (4)  (a) Individual Contract (Form V6029 11-00)(i)

               (b)  Individual Contract-Unisex (Form V6029 11-00U)(i)

               (c)  Tax-Sheltered Annuity Endorsement (Form 6832A R9-96)(c)

               (d)  Withdrawal Charge Waiver Endorsement (Form V6051 3-96)(c)

               (e) Waiver of Withdrawal Charge for Terminal Illness Endorsement (Form V6051 TI 2-97)(c)

               (f) Individual Retirement Annuity Endorsement (Form V6849A R9-03)(m)

               (g)  Roth IRA Endorsement (Form V6851A R9-03)(m)

               (h)  Section 457 Endorsement (Form V6054 1-98)(d)

               (i)  403a Endorsement (Form V6057 10-98)(e)

               (j)  Annual Stepped Up Death Benefit Rider (Form V6063 8-00)(a)

               (k)  Guaranteed Growth Death Benefit Rider (Form V6063-1 8-00)(a)

               (l) Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6063-2 8-00)(a)

               (m)  Disability Rider (Form V6064 8-00)(a)

               (n)  Guaranteed Income Benefit Rider (Form V6065 8-00)(a)

               (o)  Credit Enhancement Rider (Form V6067 8-00)(a)

               (p)  Alternative Withdrawal Charge Rider (Form V6069 10-00)(i)

               (q)  Loan Endorsement Rider (Form V6066 10-00)(k)

               (r) Waiver of Withdrawal Charge Rider - 10 yrs or Disability (Form V6072 4-01)(k)

               (s) Waiver of Withdrawal Charge Rider - 15 yrs or Disability (Form V6073 4-01)(k)

               (t) Waiver of Withdrawal Charge Rider - 5 yrs and Age 59 1/2(Form V6074 4-01)(k)

               (u) Waiver of Withdrawal Charge Rider - Hardship (Form V6075 4-01)(k)

               (v) Enhanced and Guaranteed Growth Death Benefit Rider(Form V6076 4-01)(j)

               (w) Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6077 4-01)(j)

               (x)  Enhanced Death Benefit Rider (Form V6078 4-01)(j)

               (y) Enhanced and Annual Stepped Up Death Benefit Rider (Form V6079 4-01)(j)

               (z)  DCA Plus Rider (Form V6080 4-01)(k)

               (aa) Credit Enhancement Rider (Form V6084 11-01)(k)

               (ab) Guaranteed Minimum Withdrawal Benefit (Form V6086 10-03)(n)

               (ac) Total Protection (Forms V6087 10-3)(o)

               (ad) Dollar for Dollar Living Benefit Rider (Form V6094 5-05)(r)

               (ae) Dollar for Dollar Combination Benefit Rider (Form V6095
                    5-05)(r)

               (af) Bonus Match Rider(t)

          (5)  (a) Application (Form V9494 R5-05)(t)

               (b)  Application - Unisex (Form V9494 R5-05U)(t)

               (c)  Application (Form V9496 10-03)

               (d)  Application (Form V9493 11-00)(i)

          (6)  (a) Composite of Articles of Incorporation of SBL(r)

               (b)  Bylaws of SBL(r)

          (7)  Not Applicable

          (8)  (a) Participation Agreement - AIM Equity Funds(k)

               (b)  Participation Agreement - AIM Growth Series(k)

               (c)  Participation Agreement - American Century(q)

               (d)  Participation Agreement - Ariel(l)

               (e)  Participation Agreement - Calamos(k)

               (f)  Participation Agreement - Dreyfus(k)

               (g)  Participation Agreement - Fidelity(k)

               (h)  Participation Agreement - INVESCO(q)

               (i)  Participation Agreement - Strong(k)

               (j)  Participation Agreement - Van Kampen(k)

               (k)  Participation Agreement - AIM Variable Insurance Funds(q)

               (l)  Participation Agreement - Rydex Variable Trust(q)

               (m)  Participation Agreement - PIMCO Variable Insurance Trust(q)

               (n)  Participation Agreement - Oppenheimer Variable Account
                    Funds(q)

               (o)  Participation Agreement - Potomac Insurance Trust(t)

          (9)  Not Applicable

          (10) Consent of Independent Registered Public Accounting Firm

          (11) Not Applicable

          (12) Not Applicable

          (13) Not Applicable

          (14) Powers of Attorney of Kris A. Robbins, J. Michael Keefer, Thomas
               A. Swank and Malcolm E. Robinson(q)

(a) Incorporated herein by reference to the Exhibits filed with the Registrant's Initial Registration Statement No. 333-41180 (filed July 11,
     2000).

(b) Incorporated herein by reference to the Exhibits filed with the Variflex Separate Account Post-Effective Amendment No. 27 under the Securities Act of 1933 and Amendment No. 26 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (filed April 30, 2003).

(c) Incorporated herein by reference to the Exhibits filed with Variflex Signature's Initial Registration Statement No. 333-23723 (filed March 16,
     1997).

(d) Incorporated herein by reference to the Exhibits filed with Variflex Signature's Post-Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940 to Registration Statement No. 333-23723 (filed April 30, 1998).

(e) Incorporated herein by reference to the Exhibits filed with Variflex Signature's Post-Effective Amendment No. 4 under the Securities Act of 1933 and Amendment No. 5 under the Investment Company Act of 1940 to Registration Statement No. 333-23723 (filed April 30, 1999).

(f) Incorporated herein by reference to the Exhibits filed with Variflex Separate Account's Post-Effective Amendment No. 20 under the Securities Act of 1933 and Amendment No. 19 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (Filed August 17, 1998).

(g) Incorporated herein by reference to the Exhibits filed with Variflex Signature's Post-Effective Amendment No. 23 under the Securities Act of 1933 and Amendment No. 22 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (filed May 1, 2000).

(h) Incorporated herein by reference to the Exhibits filed with Variflex Separate Account's Post-Effective Amendment No. 22 under the Securities Act of 1933 and Amendment No. 21 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (filed April 29, 1999).

(i) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 2 under the Investment Company Act of 1940 to Registration Statement No. 333-41180 (filed February 16, 2001).

(j) Incorporated herein by reference to the Exhibits filed with SBL Variable Annuity Account XIV's Post-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 6 under the Investment Company Act of 1940 to Registration Statement No. 333-52114 (filed March 1, 2002).

(k) Incorporated herein by reference to the Exhibits filed with the Registrant's Post Effective Amendment No. 3 under the Securities Act of 1933 and Amendment No. 7 under the Investment Company Act of 1940 to Registration Statement No. 333-41180 (filed March 1, 2002).

(l) Incorporated herein by reference to the Exhibits filed with the Registrant's Post Effective Amendment No. 4 under the Securities Act of 1933 and Amendment No. 8 under the Investment Company Act of 1940 to Registration Statement No. 333-41180 (filed May 1, 2002.)

(m) Incorporated herein by reference to the Exhibits filed with the Variflex Extra Credit Post Effective Amendment No. 5 under the Securities Act of 1933 and Amendment No. 28 under the Investment Company Act of 1940 to Registration Statement No. 333-93947 (filed April 30, 2004).

(n) Incorporated herein by reference to the Exhibits filed with the AdvisorDesigns Post Effective Amendment No. 5 under the Securities Act of 1933 and Amendment No. 10 under the Investment Company Act of 1940 to Registration Statement No. 333-52114 (filed February 18, 2004).

(o) Incorporated herein by reference to the Exhibits filed with the SBL Variable Annuity Account XVII's Initial Registration Statement No. 333-111589 (filed December 29, 2003).

(p) Incorporated herein by reference to the Exhibits filed with the Registrant's Post Effective Amendment No. 5 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 to Registration Statement No. 333-41180 (filed April 30, 2003.)

(q) Incorporated herein by reference to the Exhibits filed with the Registrant's Post Effective Amendment No. 6 under the Securities Act of 1933 and Amendment No. 10 under the Investment Company Act of 1940 to Registration Statement No. 333-41180 (filed April 30, 2004.)

(r) Incorporated herein by reference to the Exhibits filed with the SBL Variable Annuity Account XIV - AdvisorDesign's Post-Effective Amendment No. 7 under the Securities Act of 1933 and Amendment No. 13 under the Investment Company Act of 1940 to Registration Statement No. 333-52114 (filed February 25, 2005).

(s) Incorporated herein be reference to the Exhibits filed with SBL Variable Annuity Account XIV's Initial Registration under the Securities Act of 1933 and Amendment No. 12 under the Investment Company Act of 1940 to Registration Statement No. 333-120399 (filed November 12, 2004).

(t) Incorporated herein by reference to the Exhibits filed with SBL Variable Annuity Account XIV - AdvisorDesign's Post-Effective Amendment No. 8 under the Securities Act of 1933 and Amendment No. 16 under the Investment Company Act of 1940 to Registration Statement No. 333-52114 (filed April 29, 2005).

Item 25. Directors and Officers of the Depositor

 Name and Principal
  Business Address     Positions and Offices with Depositor
 ------------------    ------------------------------------
Kris A. Robbins*       President, Chief Executive Officer and Director

Thomas A. Swank*       Senior Vice President, Chief Financial Officer, Treasurer
                       and Director

J. Michael Keefer*     Senior Vice President, General Counsel, Secretary and
                       Director

Malcolm E. Robinson*   Senior Vice President, Assistant to the President and
                       Chief Executive Officer and Director

David J. Keith*        Senior Vice President, IT and Customer Management

Venette R. Davis*      Senior Vice President

Michael G. Odlum*      Senior Vice President and Chief Investment Officer

Kalman Bakk, Jr.*      Senior Vice President and Chief Marketing Officer

Amy J. Lee*            Associate General Counsel, Vice President and Assistant
                       Secretary

*    Located at One Security Benefit Place, Topeka, Kansas 66636.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     The Depositor, Security Benefit Life Insurance Company ("SBL" or "the Company"), is owned by Security Benefit Corporation. through the ownership of all of SBL's issued and outstanding shares of common stock. Security Benefit Corporation is wholly owned by Security Benefit Mutual Holding Company ("SBMHC"), which in turn is controlled by SBL policyholders. As of December 31, 2004 no one person holds more than approximately 0.0003% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

     The following chart indicates the persons controlled by or under common control with SBL Variable Annuity Account XIV or SBL:

                                                                    Percent of Voting
                                                                     Securities Owned
                                              Jurisdiction of            by SBMHC
                    Name                       Incorporation    (directly or indirectly)
                    ----                      ---------------   ------------------------
Security Benefit Mutual Holding Company            Kansas                  --
(Holding Company)

Security Benefit Corporation                       Kansas                 100%
(Holding Company)

Security Benefit Life Insurance Company            Kansas                 100%
(Stock Life Insurance Company)

Security Management Company, LLC                   Kansas                 100%
(Investment Adviser)

Security Distributors, Inc. (Broker/Dealer,        Kansas                 100%
Principal Underwriter of Mutual Funds)

se(2), inc.                                        Kansas                 100%

Security Benefit Academy, Inc.                     Kansas                 100%
(Daycare Company)

Security Financial Resources, Inc.                 Kansas                 100%
(Financial Services)

Security Financial Resources Collective           Delaware                100%
Investments, LLC
(Private Fund)

First Security Benefit Life Insurance and         New York                100%
Annuity Company of New York
(Stock Life Insurance Company)

Brecek & Young Advisors, Inc.                    California               100%

Brecek & Young Financial Services Group of         Montana                100%
Montana, Inc.

Brecek & Young Financial Services Group of         Nevada                 100%
Nevada, Inc.

Brecek & Young Financial Group Insurance            Texas                 100%
Agency of Texas, Inc.

     SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, and IV, SBL Variable Life Insurance Account Varilife, Security Varilife Separate Account, SBL Variable Annuity Account VIII (Variflex LS), SBL Variable Annuity Account VIII (Variflex Signature), SBL Variable Annuity Account VIII (Extra Credit), SBL Variable Annuity Account XI, SBL Variable Annuity Account XIV, Variflex Separate Account, SBL Variable Annuity Account XVII (ClassicStrategies), T. Rowe Price Variable Annuity Account, and Parkstone Variable Annuity Separate Account.

     Through the above-referenced separate accounts, SBL might be deemed to control the open-end management investment companies listed below. As of December 18, 2004, the approximate percentage of ownership by the separate accounts for each company was as follows:

Security Large Cap Value Fund...   28.26%
SBL Fund........................   100.0%

Item 27. Number of Contractowners

     As of February 1, 2005, there were 11,536owners of the Qualified Contracts and 5,286 owners of the Non-Qualified Contracts issued under SBL Variable Annuity Account XIV.

Item 28. Indemnification

     The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

     The Articles of Incorporation include the following provision:

          (a) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

          (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

     (a) Security Distributors, Inc. ("SDI"), a subsidiary of SBL, acts as distributor of the Contract issued under SBL Variable Annuity Account
          XIV. SDI also acts as distributor for SBL Variable Annuity Accounts I, III, and IV, SBL Variable Life Insurance Account Varilife, Security Varilife Separate Account, SBL Variable Annuity Account VIII (Variflex LS, Variflex Signature, and Extra Credit), Variable Annuity Account XI, Variable Annuity Account XVII (ClassicStrategies), and Parkstone Variable Annuity Separate Account, and the following separate accounts of First Security Benefit Life Insurance and Annuity Company of New
          York: Variable Annuity Account A and Variable Annuity Account B. SDI also acts as principal underwriter for the following management investment companies for which Security Management Company, LLC, an affiliate of SBL, acts as investment adviser: Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Municipal Bond Fund, SBL Fund and Security Mid Cap Growth Fund and Security Financial Resources Collective Investments, LLC.

     (b) Name and Principal         Position and Offices
         Business Address*            with Underwriter
         ------------------         --------------------
         Gregory J. Garvin      President and Director
         James R. Schmank       Director
         Tamara L. Brownfield   Treasurer
         Amy J. Lee             Secretary
         Brenda M. Harwood      Vice President and Director
         Frank D. Memmo         Vice President and Director
         Richard J. Wells       Director

*    One Security Benefit Place, Topeka, Kansas 66636-0001

     (c)  Not Applicable

Item 30. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31. Management Services

     All management contracts are discussed in Part A or Part B.

Item 32. Undertakings

     (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

     (b) Registrant undertakes that it will include as part of the Variable Annuity contract application a space that an applicant can check to request a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

     (d) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

     (e) Depositor represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

     (f) SBL, sponsor of the unit investment trust, SBL Variable Annuity Account XIV, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) PP. 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

     (g) Deposit represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that is has complied with the provisions of paragraphs (a) - (d) of that Rule.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 26th day of April, 2005.

SIGNATURES AND TITLES

                                       Security Benefit Life Insurance Company -
                                       SBL Variable Annuity Account XIV
                                       (The Registrant)


                                       By: /s/ KRIS A. ROBBINS
                                           -------------------------------------
                                           Kris A. Robbins, President, Chief
                                           Executive Officer and Director*


                                       -----------------------------------------

                                       Security Benefit Life Insurance Company
                                       (The Depositor)


                                       By: /s/ KRIS A. ROBBINS
                                           -------------------------------------
                                           Kris A. Robbins, President, Chief
                                           Executive Officer and Director*

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 26, 2005.

                              SIGNATURES AND TITLES


-------------------------------------
J. Michael Keefer,
Senior Vice President, General
Counsel, Secretary and Director*


-------------------------------------
Thomas A. Swank,
Senior Vice President,
Chief Financial Officer*,
Treasurer and Director*


-------------------------------------
Malcolm E. Robinson,
Senior Vice President and Director*


*By: /s/ AMY J. LEE
     --------------------------------
     Amy J. Lee
     Attorney-in-Fact

                                  EXHIBIT INDEX

(1)  None

(2)  None

(3)  (a)  None
     (b)  None
     (c)  None
     (d)  None
     (e)  None
     (f)  None
     (g)  None
     (h)  None
     (i)  None
     (j)  None
     (k)  None
     (l)  None
     (m)  None

(4)  (a)  None
     (b)  None
     (c)  None
     (d)  None
     (e)  None
     (f)  None
     (g)  None
     (h)  None
     (i)  None
     (j)  None
     (k)  None
     (l)  None
     (m)  None
     (n)  None
     (o)  None
     (p)  None
     (q)  None
     (r)  None
     (s)  None
     (t)  None
     (u)  None
     (v)  None
     (w)  None
     (x)  None
     (y)  None
     (z)  None
     (aa) None
     (ab) None
     (ac) None
     (ad) None
     (ae) None
     (af) None

(5)  (a)  None
     (b)  None
     (c)  Application
     (d)  None

(6)  (a)  None
     (b)  None

(7)  None

(8)  (a)  None
     (b)  None
     (c)  None
     (d)  None
     (e)  None
     (f)  None
     (g)  None
     (h)  None
     (i)  None
     (j)  None
     (k)  None
     (l)  None
     (m)  None
     (n)  None
     (o)  None

(9)  None

(10) Consent of Independent Registered Public Accounting Firm

(11) None

(12) None

(13) None

(14) None